     As filed with the Securities and Exchange Commission on December 21, 2001

                                             Registration No. 33-00488/811-04416

                                   ----------

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [x]


                         POST-EFFECTIVE AMENDMENT NO. 59                 [x]


                                       and



         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [x]


                                Amendment No. 58                         [x]

                  Armada Funds (formerly known as "NCC Funds")
               (Exact Name of Registrant as Specified in Charter)

                            One Freedom Valley Drive
                            Oaks, Pennsylvania, 19456
                    (Address of Principal Executive Offices)

                         Registrant's Telephone Number:
                                 1-800-622-FUND

                             W. Bruce McConnel, Esq.
                           DRINKER BIDDLE & REATH LLP
                                One Logan Square
                             18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996
                     (Name and Address of Agent for Service)

                                    Copy to:
                             Jacqueline Hummel, Esq.
                               National City Bank
                              National City Center
                                  P.O. Box 5756
                           Cleveland, Ohio 44101-0756

It is proposed that this filing will become effective (check appropriate box):


         [ ] immediately upon filing pursuant to paragraph (b)


         [x] 60 days after filing pursuant to paragraph (a)(i)

         [ ] on (date) pursuant to paragraph (a)(i)

         [ ] on (date) pursuant to paragraph (b)

         [ ] 75 days after filing pursuant to paragraph (a)(ii)

         [ ] on (date) pursuant to paragraph (a)(iii) of rule 485.

If appropriate, check the following box:

         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                   ----------

The Title of Securities Being Registered . . . . Shares of beneficial interest

                             ARMADA FUNDS PROSPECTUS
                                H SHARES (RETAIL)

                                JANUARY __, 2002

                                  EQUITY FUNDS
                                CORE EQUITY FUND
                               EQUITY GROWTH FUND
                                EQUITY INDEX FUND
                            INTERNATIONAL EQUITY FUND
                              LARGE CAP ULTRA FUND
                              LARGE CAP VALUE FUND
                              MICRO CAP VALUE FUND
                               MID CAP GROWTH FUND
                              SMALL CAP GROWTH FUND
                              SMALL CAP VALUE FUND
                             TAX MANAGED EQUITY FUND

                             ASSET ALLOCATION FUNDS
                           AGGRESSIVE ALLOCATION FUND
                            BALANCED ALLOCATION FUND
                          CONSERVATIVE ALLOCATION FUND

                               FIXED INCOME FUNDS
                                    BOND FUND
                                    GNMA FUND
                             INTERMEDIATE BOND FUND
                           LIMITED MATURITY BOND FUND
                           TOTAL RETURN ADVANTAGE FUND
                           U.S. GOVERNMENT INCOME FUND

                               TAX FREE BOND FUNDS
                          MICHIGAN MUNICIPAL BOND FUND
                          NATIONAL TAX EXEMPT BOND FUND
                            OHIO TAX EXEMPT BOND FUND
                        PENNSYLVANIA MUNICIPAL BOND FUND

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

[SAILBOAT LOGO]
ARMADA(R)
  FUNDS
DESIGN YOUR OWN DESTINY(TM)
www.armadafunds.com

                               INVESTMENT ADVISER
                            NATIONAL CITY INVESTMENT
                               MANAGEMENT COMPANY

                              ABOUT THIS PROSPECTUS


Armada Funds (the Trust) is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information that you should know about the Class H Shares of the Funds before investing. The Trust also offers Class A, Class B and Class C Shares of these Funds in a separate prospectus. To view the prospectus or obtain more information on Armada Funds, visit us on-line at www.armadafunds.com or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about the Funds, please see:

                                                                          PAGE
                                                                          ----

ARMADA CORE EQUITY FUND.....................................................2
ARMADA EQUITY GROWTH FUND...................................................5
ARMADA EQUITY INDEX FUND....................................................8
ARMADA INTERNATIONAL EQUITY FUND...........................................10
ARMADA LARGE CAP ULTRA FUND................................................14
ARMADA LARGE CAP VALUE FUND................................................17
ARMADA MICRO CAP VALUE FUND................................................20
ARMADA MID CAP GROWTH FUND.................................................22
ARMADA SMALL CAP GROWTH FUND...............................................25
ARMADA SMALL CAP VALUE FUND................................................28
ARMADA TAX MANAGED EQUITY FUND.............................................31
ARMADA AGGRESSIVE ALLOCATION FUND..........................................43
ARMADA BALANCED ALLOCATION FUND............................................46
ARMADA CONSERVATIVE ALLOCATION FUND........................................50
ARMADA BOND FUND...........................................................57
ARMADA GNMA FUND...........................................................60
ARMADA INTERMEDIATE BOND FUND..............................................63
ARMADA LIMITED MATURITY BOND FUND..........................................67
ARMADA TOTAL RETURN ADVANTAGE FUND.........................................70
ARMADA U.S. GOVERNMENT INCOME FUND.........................................74
ARMADA MICHIGAN MUNICIPAL BOND FUND........................................82
ARMADA NATIONAL TAX EXEMPT BOND FUND.......................................85
ARMADA OHIO TAX EXEMPT BOND FUND...........................................88
ARMADA PENNSYLVANIA MUNICIPAL BOND FUND....................................91

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES.....................98
MORE INFORMATION ABOUT FUND INVESTMENTS...................................106
INVESTOR PROFILES.........................................................107
INVESTMENT ADVISER AND INVESTMENT TEAMS...................................110
PURCHASING, SELLING AND EXCHANGING FUND SHARES............................112
DIVIDENDS AND TAXES.......................................................127
FINANCIAL HIGHLIGHTS......................................................130

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. National City Investment Management Company (Adviser) manages the investments of each Fund. The Adviser invests Fund assets in a way that the Adviser believes will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

Each Fund's performance is compared to the performance of one or more benchmark indices. Except for the Equity Index Fund, a Fund does not attempt to replicate the performance of its benchmark index. An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

ARMADA CORE EQUITY FUND

FUND SUMMARY

INVESTMENT GOAL                       Capital appreciation

PRINCIPAL INVESTMENT STRATEGY         Investing in common stocks of large cap
                                      companies

PRINCIPAL RISK                        Market risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Core Equity Fund's investment objective is to provide capital appreciation by blending value and growth investment styles. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. The Adviser will normally invest between 20% and 50% of its assets in the following three types of equity securities: (1) common stocks that have an annual earnings-per-share growth rate of 10% or more, with no decline in the annual earnings-per-share rate during the last five years; (2) common stocks with price-to-earnings ratios at least 20% below the average of the companies included in the S&P 500 Composite Stock Price Index; and (3) common stocks that pay dividends at a rate at least 20% above the average of the companies included in the S&P 500 Composite Stock Price Index.

Under normal circumstances, at least 80% of the Fund's net assets will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser utilizes a systematic, disciplined investment process when selecting individual securities. This includes: (1) screening a database for liquidity and the criteria listed above; (2) scoring each issue emphasizing fundamental, valuation and technical indicators; and (3) security analysis that further evaluates the company and the stock, which includes an analysis of company fundamentals such as earnings, profitability and management, valuation such as price/earnings, price/book and yield, and technical analysis emphasizing individual stock price trends.

The Fund considers a large capitalization or "large cap" company to be one that has a comparable market capitalization to the companies in the S&P 500 Composite Stock Price Index. The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class H Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS

1998          1999        2000       2001
31.99%        19.72%      1.45%


Best Quarter               25.04%           (12/31/98)
Worst Quarter              -6.90%            (9/30/98)

This table compares the Fund's average annual total returns of Class A Shares for the periods ended December 31, 2001 to those of the S&P 500 Composite Stock Price Index.



--------------------------------------------------------------------------------
CLASS A SHARES                              1 YEAR             SINCE INCEPTION
--------------------------------------------------------------------------------
Armada Core Equity Fund                       %                      %(1)
S&P 500 Composite Stock Price Index(3)        %                      %(2)


(1) Since August 1, 1997.
(2) Since July 31, 1997.
(3) The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.


FUND FEES AND EXPENSES

See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA EQUITY GROWTH FUND

FUND SUMMARY

INVESTMENT GOAL                          Capital appreciation

PRINCIPAL INVESTMENT STRATEGY            Investing in growth-oriented common
                                         stocks of large cap companies

PRINCIPAL RISK                           Market risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Equity Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded larger cap equity securities. The investment objective may be changed without shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. In buying and selling securities for the Fund, the Adviser considers factors such as historical and projected earnings growth, earnings quality and liquidity . The Fund generally purchases common stocks that are listed on a national securities exchange or unlisted securities with an established over-the-counter market.

Under normal circumstances, at least 80% of the Fund's net assets will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Fund considers a large capitalization or "large cap" company to be one that has a comparable market capitalization to the companies in the S&P 500 Composite Stock Price Index. The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class H Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS



1992          1993        1994       1995        1996        1997        1998       1999        2000        2001
6.05%        -0.47%      -0.94%     28.51%      19.98%      36.34%      28.74%     22.66%      -5.48%

Best Quarter               22.85%           (12/31/98)
Worst Quarter              -9.00%            (9/30/98)

This table compares the Fund's average annual total returns of Class A Shares for the periods ended December 31, 2001 to those of the S&P 500 Composite Stock Price Index.


------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                      1 YEAR       5 YEARS       10 YEARS      SINCE INCEPTION
------------------------------------------------------------------------------------------------------------
Armada Equity Growth Fund                             %             %             %                %(1)
S&P 500 Composite Stock Price Index(3)                %             %             %                %(2)

(1) Since April 15, 1991.
(2) Since March 31, 1991.
(3) The S&P 500 Composite Stock Price Index is widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

FUND FEES AND EXPENSES

See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA EQUITY INDEX FUND

FUND SUMMARY

INVESTMENT GOAL                        To approximate, before Fund expenses, the
                                       investment results of the S&P 500
                                       Composite Stock Price Index

PRINCIPAL INVESTMENT STRATEGY          Investing in stocks that comprise the S&P
                                       500 Composite Stock Price Index

PRINCIPAL RISKS                        Market risk, tracking error risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Equity Index Fund's investment objective is to provide investment results that, before Fund expenses, approximate the aggregate price and dividend performance of the securities included in the S&P 500 Composite Stock Price Index by investing in securities comprising the S&P 500 Composite Stock Price Index. The investment objective may be changed without a shareholder vote.

The S&P 500 Composite Stock Price Index is made up of common stocks of 500 large, publicly traded companies. The Fund buys and holds all stocks included in the S&P 500 Composite Stock Price Index in the same relative proportion as those stocks are held in the Index. Stocks are eliminated from the Fund when removed from the S&P 500 Composite Stock Price Index. The Adviser makes no attempt to "manage" the Fund in the traditional sense (i.e., by using economic, financial or market analysis).

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that the S&P 500 Composite Stock Price Index of common stocks may underperform other segments of the equity markets or the equity markets as a whole.

TRACKING ERROR RISK. The Fund's ability to duplicate the performance of the S&P 500 Composite Stock Price Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class H Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS

   1999           2000        2001
  20.28%         -9.45%

Best Quarter               14.65%           (12/31/99)
Worst Quarter              -7.78%           (12/31/00)


This table compares the Fund's average annual total returns of Class A Shares for the periods ended December 31, 2001 to those of the S&P 500 Composite Stock Price Index.



------------------------------------------------------------------------------
CLASS A SHARES                              1 YEAR         SINCE INCEPTION
------------------------------------------------------------------------------
Armada Equity Index Fund                       %                  %(1)
S&P 500 Composite Stock Price Index(2)         %                  %(1)
------------------------------------------------------------------------------

(1) Since October 15, 1998.
(2) The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. "S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by National City Investment Management Company. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

FUND FEES AND EXPENSES

See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA INTERNATIONAL EQUITY FUND

FUND SUMMARY

INVESTMENT GOAL                        Capital appreciation

PRINCIPAL INVESTMENT STRATEGY          Investing in common stocks of issuers
                                       located in at least three foreign
                                       countries

PRINCIPAL RISKS                        Market risk, foreign risk, multi-national
                                       companies risk, country risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada International Equity Fund's investment objective is to provide capital appreciation by investing in a portfolio of equity securities of foreign issuers. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of foreign issuers. The Fund invests in securities that are tied economically to a number of countries throughout the world. The Fund focuses on issuers included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI
EAFE) Index. The MSCI EAFE Index is an unmanaged index which represents the performance of more than 1,000 equity securities of companies located in those regions. The Fund will limit investments in securities of issuers in countries with emerging markets or economies to no more than 10% of the Fund's total assets.

Under normal circumstances, at least 80% of the Fund's net assets will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser makes judgments about the attractiveness of countries based upon a collection of criteria. The relative valuation, growth prospects, fiscal, monetary and regulatory government policies are considered jointly and generally in making these judgments. The percentage of the Fund in each country is determined by its relative attractiveness and weight in the MSCI EAFE Index. More than 25% of the Fund's assets may be invested in the equity securities of issuers located in the same country.

Within foreign markets, the Adviser buys and sells securities based on its analysis of competitive position and valuation. The Adviser sells securities whose competitive position is deteriorating or whose valuation is unattractive relative to industry peers. Likewise, companies with strong and durable competitive advantages and attractive valuation are considered for purchase.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that foreign common stocks may underperform other segments of the equity markets or the equity markets as a whole.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

MULTI-NATIONAL COMPANIES RISK. Companies making up the MSCI EAFE Index are generally issuers of larger cap securities of multi-national companies who are affected by risks worldwide.

COUNTRY RISK. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class H Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS

 1998            1999          2000          2001
19.53%          49.71%       -17.09%

Best Quarter                36.05%         (12/31/99)
Worst Quarter              -15.62%          (9/30/98)


This table compares the Fund's average annual total returns of Class A Shares for the periods ended December 31, 2001 to those of the MSCI EAFE Index.



--------------------------------------------------------------------------------
CLASS A SHARES                                   1 YEAR          SINCE INCEPTION
--------------------------------------------------------------------------------
Armada International Equity Fund                   %                   %(1)
MSCI EAFE Index(3)                                 %                   %(2)


(1) Since August 1, 1997.
(2) Since July 31, 1997.
(3) The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index is an unmanaged index which represents the performance of more than 1,000 equity securities of companies located in those regions.


FUND FEES AND EXPENSES

See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA LARGE CAP ULTRA FUND

FUND SUMMARY

INVESTMENT GOAL                        Capital appreciation

PRINCIPAL INVESTMENT STRATEGY          Investing in growth-oriented common
                                       stocks of large cap companies

PRINCIPAL RISK                         Market risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Large Cap Ultra Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded larger cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in a diversified portfolio of common stocks of U.S. companies with large stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets will be invested in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser takes a long-term approach to managing the Fund and typically invests in companies that have exhibited consistent, above-average growth in revenues and earnings, strong management, and sound and improving financial fundamentals. The Adviser will consider selling a security when there is a deterioration of fundamentals leading to a deceleration in earnings growth.

The Fund considers a large capitalization or "large cap" company to be one that has a comparable market capitalization as the companies in the S&P 500/Barra Growth Index. The S&P 500/Barra Growth Index is an unmanaged index comprised of common stocks which are capitalization-weighted and have higher price-to-book ratios.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class H Shares will differ due to differences in expenses.

Performance information before June 10, 2000 represents performance of the Parkstone Large Capitalization Fund which was reorganized into the Armada Large Cap Ultra Fund on that date.

CALENDAR YEAR TOTAL RETURNS

 1997            1998        1999         2000         2001
28.76%          42.37%      28.53%      -17.03%

Best Quarter                25.49%          (12/31/98)
Worst Quarter              -18.01%          (12/31/00)

This table compares the Fund's average annual total returns of Class A Shares for the periods ended December 31, 2001 to those of the S&P 500/Barra Growth Index.



------------------------------------------------------------------------------
CLASS A SHARES                   1 YEAR          5 YEARS       SINCE INCEPTION
------------------------------------------------------------------------------
Armada Large Cap Ultra Fund         %               %                 %(1)
S&P 500/Barra Growth Index(3)       %               %                 %(2)

(1) Since February 1, 1996.
(2) Since January 31, 1996.
(3) The S&P 500/Barra Growth Index is comprised of securities in the S&P 500 Composite Stock Price Index that have a higher than average price-to-book ratio.


FUND FEES AND EXPENSES

See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA LARGE CAP VALUE FUND (FORMERLY ARMADA EQUITY INCOME FUND)

FUND SUMMARY

INVESTMENT GOAL                        Capital appreciation

PRINCIPAL INVESTMENT STRATEGY          Investing in value-oriented common stocks
                                       of large cap companies

PRINCIPAL RISK                         Market risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Large Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded large capitalization equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets will be invested in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-earnings, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages.

The Fund considers a large capitalization or "large cap" company to be one that has a comparable market capitalization as the companies in the S&P 500/Barra Value Index. The S&P 500/Barra Value Index is comprised of securities in the S&P 500 Composite Stock Price Index which are capitalization weighted and have a lower than median market capitalization weighted price-to-book ratio.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class H Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS

 1995          1996        1997      1998         1999        2000        2001
27.37%        17.89%      28.87%     9.77%       -0.25%      11.30%

Best Quarter               12.50%           (6/30/97)
Worst Quarter              -9.24%           (9/30/99)


This table compares the Fund's average annual total returns of Class A Shares for the periods ended December 31, 2001 to those of the S&P 500/Barra Value Index.



-------------------------------------------------------------------------------
CLASS A SHARES                    1 YEAR       5 YEARS       SINCE INCEPTION
-------------------------------------------------------------------------------
Armada Large Cap Value Fund         %             %                 %(1)
S&P 500/Barra Value Index(3)        %             %                 %(2)

(1) Since August 22, 1994.
(2) Since August 31, 1994.
(3) The S&P 500/Barra Value Index is comprised of securities in the S&P 500 Composite Stock Price Index that have a lower than median market capitalization weighted price-to-book ratio.

FUND FEES AND EXPENSES

See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA MICRO CAP VALUE FUND

FUND SUMMARY

INVESTMENT GOAL                        Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY          Investing in value-oriented common stocks
                                       of micro cap companies

PRINCIPAL RISKS                        Market risk, micro cap companies risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Micro Cap Value Fund's investment objective is to provide long-term capital appreciation. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies that are considered to have micro cap stock market capitalizations. The Fund considers a micro cap company to be one that has a market capitalization of up to $500 million at the time the Fund purchases the company's securities.

Under normal circumstances, at least 80% of the Fund's net assets will be invested in securities issued by micro cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-earnings, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages. The Fund will not necessarily sell a security if the issuer is no longer considered a micro cap company, so long as the security otherwise continues to meet investment criteria.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may increase transaction costs and capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented micro cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

MICRO CAP COMPANIES RISK. The micro capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. There normally is less publicly available information concerning these securities. Therefore, micro cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

Securities of micro cap companies may be less liquid than securities of large companies and may be difficult to sell at a desirable time and price. The trading market for a particular security may be sufficiently thin as to make it difficult for the Fund to dispose of a substantial block of such security. This risk may be greater to the extent the Fund owns a relatively large amount of a company's stock.

Micro cap companies may rely on credit to fund their operations more than larger companies. These companies may be negatively affected if credit becomes expensive or unavailable.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations as of the date of this prospectus.

FUND FEES AND EXPENSES

See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA MID CAP GROWTH FUND

FUND SUMMARY

INVESTMENT GOAL                        Capital appreciation

PRINCIPAL INVESTMENT STRATEGY          Investing in growth-oriented common
                                       stocks of medium-sized companies

PRINCIPAL RISK                         Market risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Mid Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded mid cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with medium stock market capitalizations. In selecting investments for the Fund to buy and sell, the Adviser invests in companies that have typically exhibited consistent, above-average growth in revenues and earnings, strong management, sound and improving financial fundamentals and presently exhibit the potential for growth.

Under normal circumstances, at least 80% of the Fund's net assets will be invested in securities issued by mid cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Fund considers a mid-capitalization or "mid cap" company to be one that has a comparable market capitalization as the companies in the Russell Midcap Growth Index. The Russell Midcap Growth Index is an unmanaged index which reflects a medium-sized universe of growth-oriented securities.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class H Shares will differ due to differences in expenses.

Performance information before June 10, 2000 represents performance of the Parkstone Mid Capitalization Fund which was reorganized into the Armada Mid Cap Growth Fund on that date.

CALENDAR YEAR TOTAL RETURNS


 1992          1993        1994       1995        1996        1997        1998       1999        2000        2001
15.22%        12.90%      -5.43%     29.58%      18.53%      11.60%      11.04%     45.47%      -8.11%


Best Quarter               34.98%           (12/31/99)
Worst Quarter             -20.03%           (12/31/00)

This table compares the Fund's average annual total returns of Class A Shares for the periods ended December 31, 2001 to those of the Russell Midcap Growth Index.


-------------------------------------------------------------------------------------------------------------
CLASS A SHARES                              1 YEAR       5 YEARS         10 YEARS           SINCE INCEPTION
-------------------------------------------------------------------------------------------------------------
Armada Mid Cap Growth Fund                    %             %                %                    %(1)
Russell Midcap Growth Index(2)                %             %                %                    %(1)

(1) Since October 31, 1998.
(2) The Russell Midcap Growth Index measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest U.S. companies among the largest 1000 U.S. companies based on market capitalization.



FUND FEES AND EXPENSES

See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA SMALL CAP GROWTH FUND

FUND SUMMARY

INVESTMENT GOAL                        Capital appreciation

PRINCIPAL INVESTMENT STRATEGY          Investing in growth-oriented common
                                       stocks of small cap companies

PRINCIPAL RISKS                        Market risk, small companies risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Small Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser seeks to invest in small capitalization companies with strong growth in revenue, earnings and cash flow. Purchase decisions are also based on the security's valuation relative to the company's expected growth rate, earnings quality and competitive position, valuation compared to similar securities and the security's trading liquidity. Reasons for selling securities include disappointing fundamentals, negative industry developments, evidence of management's inability to execute a sound business plan, capitalization exceeding the Adviser's definition of "small capitalization," desire to reduce exposure to an industry or sector, and valuation levels which cannot be justified by the company's fundamental growth prospects.

The Fund considers a small capitalization or "small cap" company to be one that has a comparable market capitalization to the companies in the Russell 2000 Growth Index. The Russell 2000 Growth Index is an unmanaged index comprised of securities in the Russell 2000 Index with higher than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class H Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS

1998            1999         2000          2001
7.28%          35.63%      -15.19%

Best Quarter                36.11%          (12/31/99)
Worst Quarter              -21.18%          (9/30/98)

This table compares the Fund's average annual total returns of Class A Shares for the periods ended December 31, 2001 to those of the Russell 2000 Growth Index.



----------------------------------------------------------------------
CLASS A SHARES                         1 YEAR     SINCE INCEPTION
----------------------------------------------------------------------
Armada Small Cap Growth Fund              %              %(1)
Russell 2000 Growth Index (3)             %              %(2)


(1) Since August 1, 1997.
(2) Since July 31, 1997.
(3) The Russell 2000 Growth Index is comprised of securities in the Russell 2000 Stock Index with higher than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.

FUND FEES AND EXPENSES

See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA SMALL CAP VALUE FUND

FUND SUMMARY

INVESTMENT GOAL                        Capital appreciation

PRINCIPAL INVESTMENT STRATEGY          Investing in value-oriented common stocks
                                       of small cap companies

PRINCIPAL RISKS                        Market risk, small companies risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Small Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-earnings, price-to-book and price-to-cash flow ratios that are lower than the market averages. The Adviser generally sells securities when these valuation ratios rise above market averages. The Fund will not necessarily sell a security if the issuer is no longer considered a small cap company, so long as the security otherwise continues to meet investment criteria.

The Fund considers a small capitalization or "small cap" company to be one that has a comparable market capitalization to the companies in the Russell 2000 Value Index. The Russell 2000 Value Index is an unmanaged index comprised of securities in the Russell 2000 Index which have lower than average price-to-book ratios and forecasted growth-values. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may increase transaction costs and capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class H Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS

 1995          1996        1997       1998       1999         2000        2001
18.41%        22.32%      32.05%     -7.64%      7.65%       33.22%

Best Quarter               17.92%           (6/30/99)
Worst Quarter             -17.92%           (9/30/98)

This table compares the Fund's average annual total returns of Class A Shares for the periods ended December 31, 2001 to those of the Russell 2000 Value Index.

-----------------------------------------------------------------------------------------------
CLASS A SHARES                          1 YEAR            5 YEARS         SINCE INCEPTION
-----------------------------------------------------------------------------------------------
Armada Small Cap Value Fund                 %                %                 %(1)

Russell 2000 Value Index(3)                 %                %                 %(2)



(1) Since August 15, 1994.
(2) Since July 31, 1994.
(3) The Russell 2000 Value Index is comprised of securities in the Russell 2000 Index with lower than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.

FUND FEES AND EXPENSES

See page ___ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA TAX MANAGED EQUITY FUND

FUND SUMMARY

INVESTMENT GOAL                        Capital appreciation, while minimizing
                                       the impact of taxes

PRINCIPAL INVESTMENT STRATEGY          Investing in common stocks using
                                       strategies designed to minimize the
                                       impact of taxes

PRINCIPAL RISK                         Market risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Tax Managed Equity Fund's investment objective is to provide capital appreciation while minimizing the impact of taxes on shareholders' returns. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies. Under normal circumstances, at least 80% of the Fund's net assets will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser buys and sells common stocks based on factors such as historical and projected long-term earnings growth, earnings quality and liquidity. The Adviser attempts to minimize the realization of taxable gains by investing in the securities of companies with above average earnings predictability and stability which the Fund expects to hold for several years. This generally results in a low level of portfolio turnover. In addition, the Fund seeks to distribute relatively low levels of taxable investment income by investing in stocks with low dividend yields. When the Fund sells appreciated securities, it will attempt to hold realized capital gains to a minimum.

The Fund may, when consistent with its overall investment approach, sell depreciated securities to offset realized capital gains. The Fund may make in-kind redemptions consistent with its investment objective. An in-kind redemption may serve to minimize any tax impact on the remaining shareholders, because a Fund generally recognizes no taxable gain (or loss) on the securities used to make an in-kind redemption. The Fund is not a tax exempt fund, and it expects to distribute taxable dividends and capital gains from time to time.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class H Shares will differ due to differences in expenses.

The performance of the Armada Tax Managed Equity Fund for the periods prior to May 11, 1998 is represented by the performance of a common trust fund ("common trust fund") which operated prior to the effectiveness of the registration statement of the Tax Managed Equity Fund. The common trust fund was advised by National City Bank, an affiliate of the Adviser. At the time of the Tax Managed Equity Fund's inception, the common trust fund was operated using materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. In connection with the Tax Managed Equity Fund's commencement of operations on May 11, 1998, the common trust fund transferred its assets to the Fund. At the time of the transfer, the Adviser did not manage any other collective investment or common trust funds using materially equivalent investment objectives, policies, guidelines and restrictions to those of the Tax Managed Equity Fund.

The common trust fund was not open to the public generally, or registered under the Investment Company Act of 1940 (the "1940 Act"), or subject to certain restrictions that are imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, performance may have been adversely affected. Performance quotations of the common trust fund represent past performance of the Adviser managed common trust fund, which are separate and distinct from the Tax Managed Equity Fund, do not represent past performance of the Fund, and should not be considered as representative of future results of the Fund.

CALENDAR YEAR TOTAL RETURNS

1992          1993         1994       1995        1996        1997        1998       1999        2000        2001
6.89%         1.20%       -1.85%     29.51%      20.64%      39.06%      37.25%     18.77%      -2.47%

Best Quarter               23.02%           (12/31/98)
Worst Quarter              -6.16%            (9/30/98)

This table compares the Fund's average annual total returns of Class A Shares for the periods ended December 31, 2001 to those of the S&P 500 Composite Stock Price Index.


-------------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                      1 YEAR      5 YEARS          10 YEARS          SINCE INCEPTION
-------------------------------------------------------------------------------------------------------------------
Armada Tax Managed Equity Fund                        %            %                %                    %(1)
S&P 500 Composite Stock Price Index(2)                %            %                %                    %(1)

(1) Since June 30, 1984.
(2) The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

FUND FEES AND EXPENSES

See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                                      CORE EQUITY FUND               EQUITY GROWTH FUND

                                                          CLASS H                         CLASS H

Maximum Total Sales Charge (Load)                          2.00%                           2.00%
------------------------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load) Imposed on
    Purchases (as percentage of offering
    price)                                                 1.00%                           1.00%
------------------------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge (Load) (as
    percentage of net asset value)                         1.00%(1)                        1.00%(1)
------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other Distributions
(as a percentage of offering price)                         None                            None
------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount
redeemed, if applicable)                                    None                            None
------------------------------------------------------------------------------------------------------------
Exchange Fee                                                None                            None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                                   0.75%                           0.75%
------------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                               0.75%                           0.75%
------------------------------------------------------------------------------------------------------------
Other Expenses:
------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(2)                           0.25%                           0.25%
------------------------------------------------------------------------------------------------------------
   Other                                                   0.19%                           0.13%
------------------------------------------------------------------------------------------------------------
Total Other Expenses                                       0.44%                           0.38%
------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                         1.94%                           1.88%
------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                                      EQUITY INDEX FUND           INTERNATIONAL EQUITY FUND

                                                           CLASS H                         CLASS H

Maximum Total Sales Charge (Load)                           2.00%                           2.00%
------------------------------------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on
     Purchases (as percentage of offering
     price)                                                 1.00%                           1.00%
------------------------------------------------------------------------------------------------------------
     Maximum Deferred Sales Charge (Load) (as
     percentage of net asset value)                         1.00%(1)                        1.00%(1)
------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other Distributions
(as a percentage of offering price)                          None                            None
------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount
redeemed, if applicable)                                     None                            None
------------------------------------------------------------------------------------------------------------
Exchange Fee                                                 None                            None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                                    0.35%                           1.15%
------------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                                0.75%                           0.75%
------------------------------------------------------------------------------------------------------------
Other Expenses:
------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(2)                            0.25%                           0.25%
------------------------------------------------------------------------------------------------------------
   Other                                                    0.16%                           0.25%
------------------------------------------------------------------------------------------------------------
Total Other Expenses                                        0.41%                           0.50%
------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                          1.51%(3)                        2.40%
------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                                     LARGE CAP ULTRA FUND            LARGE CAP VALUE FUND

                                                           CLASS H                         CLASS H

Maximum Total Sales Charge (Load)                           2.00%                           2.00%
------------------------------------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on
     Purchases (as percentage of offering
     price)                                                 1.00%                           1.00%
------------------------------------------------------------------------------------------------------------
     Maximum Deferred Sales Charge (Load) (as
     percentage of net asset value)                         1.00%(1)                        1.00%(1)
------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other Distributions
(as a percentage of offering price)                          None                            None
------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount
redeemed, if applicable)                                     None                            None
------------------------------------------------------------------------------------------------------------
Exchange Fee                                                 None                            None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                                    0.75%                           0.75%
------------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                                0.75%                           0.75%
------------------------------------------------------------------------------------------------------------
Other Expenses:
------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(2)                            0.25%                           0.25%
------------------------------------------------------------------------------------------------------------
   Other                                                    0.18%                           0.17%
------------------------------------------------------------------------------------------------------------
Total Other Expenses                                        0.43%                           0.42%
------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                          1.93%                           1.92%
------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                                    MICRO CAP VALUE FUND(4)         MID CAP GROWTH FUND

                                                           CLASS H                        CLASS H

Maximum Total Sales Charge (Load)                           2.00%                          2.00%
------------------------------------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on
     Purchases (as percentage of offering
     price)                                                 1.00%                          1.00%
------------------------------------------------------------------------------------------------------------
     Maximum Deferred Sales Charge (Load) (as
     percentage of net asset value)                         1.00%(1)                       1.00%(1)
------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other Distributions
(as a percentage of offering price)
                                                            None                           None
------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount
redeemed, if applicable)                                    None                           None
------------------------------------------------------------------------------------------------------------
Exchange Fee                                                None                           None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                                    1.15%                          1.00%
------------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                                0.75%                          0.75%
------------------------------------------------------------------------------------------------------------
Other Expenses:
------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(2)                            0.25%                          0.25%
------------------------------------------------------------------------------------------------------------
   Other                                                    0.16%(5)                       0.21%
------------------------------------------------------------------------------------------------------------
Total Other Expenses                                        0.41%                          0.46%
------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                          2.31%(6)                       2.21%
------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                                  SMALL CAP GROWTH FUND            SMALL CAP VALUE FUND

                                                         CLASS H                          CLASS H

Maximum Total Sales Charge (Load)                         2.00%                            2.00%
------------------------------------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on
     Purchases (as percentage of offering
     price)                                               1.00%                            1.00%
------------------------------------------------------------------------------------------------------------
     Maximum Deferred Sales Charge (Load)
     (as percentage of net asset value)                   1.00%(1)                         1.00%(1)
------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other
Distributions (as a percentage of offering
price)                                                     None                            None
------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount
redeemed, if applicable)                                   None                            None
------------------------------------------------------------------------------------------------------------
Exchange Fee                                               None                            None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                                  1.00%                            1.00%
------------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                              0.75%                            0.75%
------------------------------------------------------------------------------------------------------------
Other Expenses:
------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(2)                          0.25%                            0.25%
------------------------------------------------------------------------------------------------------------
   Other                                                  0.22%                            0.15%
------------------------------------------------------------------------------------------------------------
Total Other Expenses                                      0.47%                            0.40%
------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                        2.22%                            2.15%
------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                                   TAX MANAGED EQUITY FUND

                                                           CLASS H

Maximum Total Sales Charge (Load)                           2.00%
-------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on
     Purchases (as percentage of offering
     price)                                                 1.00%
-------------------------------------------------------------------------------
     Maximum Deferred Sales Charge (Load)
     (as percentage of net asset value)                     1.00%(1)
-------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other
Distributions (as a percentage of offering
price)                                                      None
-------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount
redeemed, if applicable)                                    None
-------------------------------------------------------------------------------
Exchange Fee                                                None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                                    0.75%
-------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                                0.75%
-------------------------------------------------------------------------------
Other Expenses:
-------------------------------------------------------------------------------
   Shareholder Servicing Fees(2)                            0.25%
-------------------------------------------------------------------------------
   Other                                                    0.17%
-------------------------------------------------------------------------------
Total Other Expenses                                        0.42%
-------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                          1.92%
-------------------------------------------------------------------------------


(1) Acontingent deferred sales charge is charged only with respect to Class H Shares redeemed prior to eighteen months from the date of purchase.
(2) The Trust enters into shareholder servicing agreements with financial institutions who provide administrative services to their customers who beneficially own Class H Shares in consideration for the payment of up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.
(3) The Adviser and Distributor each expects to waive a portion of the investment advisory fees and distribution fees, respectively, of the Equity Index Fund so that the total operating expenses for Class H Shares for the current fiscal year are expected to be 1.36%. These fee waivers remain in effect as of the date of this prospectus, but the Adviser and/or Distributor may discontinue all or part of these waivers at any time.
(4) The Micro Cap Value Fund had not commenced operations as of the date of this prospectus. The fees and expenses shown in the table above are those that are expected to apply upon start up of operations. The prospectus will be supplemented to advise prospective investors when shares of the Fund are available for purchase.
(5) Other expenses for the Micro Cap Value Fund are based on estimated amounts for the current fiscal year.
(6) The Adviser and Distributor plan to waive a portion of their fees during the Micro Cap Value Fund's first year of operation. With these fee waivers the Fund's actual total operating expenses for the year for Class

    H Shares are expected to be1.16%. The Adviser and/or Distributor may discontinue all or part of these waivers at any time.

    For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in Armada Equity Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:

                                          1 YEAR              3 YEARS              5 YEARS              10 YEARS
                                          ------              -------              -------              --------
CORE EQUITY FUND
    Class H Shares(1)                       395                 703                1,137                 2,342
    Class H Shares(2)                       295                 703                1,137                 2,342
EQUITY GROWTH FUND
    Class H Shares(1)                       389                 685                1,106                 2,279
    Class H Shares(2)                       289                 685                1,106                 2,279
EQUITY INDEX FUND
    Class H Shares(1)                       352                 572                  915                 1,884
    Class H Shares(2)                       252                 572                  915                 1,884
INTERNATIONAL EQUITY FUND
    Class H Shares(1)                       441                 841                1,368                 2,809
    Class H Shares(2)                       341                 841                1,368                 2,809
LARGE CAP ULTRA FUND
    Class H Shares(1)                       394                 700                1,131                 2,331
    Class H Shares(2)                       294                 700                1,131                 2,331
LARGE CAP VALUE FUND
    Class H Shares(1)                       393                 697                1,126                 2,321
    Class H Shares(2)                       293                 697                1,126                 2,321
MICRO CAP VALUE FUND
    Class H Shares(1)                       432                 814                  N/A                   N/A
    Class H Shares(2)                       332                 814                  N/A                   N/A
MID CAP GROWTH FUND
    Class H Shares(1)                       422                 784                1,273                 2,619
    Class H Shares(2)                       322                 784                1,273                 2,619
SMALL CAP GROWTH FUND
    Class H Shares(1)                       423                 787                1,278                 2,629
    Class H Shares(2)                       323                 787                1,278                 2,629
SMALL CAP VALUE FUND
    Class H Shares(1)                       416                 766                1,243                 2,558
    Class H Shares(2)                       316                 766                1,243                 2,558
TAX MANAGED EQUITY FUND
    Class H Shares(1)                       393                 697                1,126                 2,321
    Class H Shares(2)                       293                 697                1,126                 2,321


(1) If you sell your shares at the end of the period.
(2) If you do not sell your shares at the end of the period.

ARMADA AGGRESSIVE ALLOCATION FUND

FUND SUMMARY

INVESTMENT GOAL                        Capital appreciation with current income
                                       as a secondary objective

PRINCIPAL INVESTMENT STRATEGY          Investing in a combination of Underlying
                                       Armada Funds that, in turn, invest
                                       primarily in U.S. and foreign common
                                       stocks and, to a lesser extent, in
                                       investment-grade fixed income securities and cash equivalents

PRINCIPAL RISKS                        Market risk, foreign risk, interest rate
                                       risk, credit risk, prepayment/extension
                                       risk, allocation risk, conflicts risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Aggressive Allocation Fund's investment objective is to provide capital appreciation with current income as a secondary objective. The investment objective may be changed without a shareholder vote. The Fund attempts to achieve its objective by investing in other mutual funds that are managed by the Fund's Adviser (Underlying Armada Funds). For more information, see "The Fund of Funds Structure of the Aggressive Allocation and Conservative Allocation Funds" on page __.

The Fund invests in Underlying Armada Funds in accordance with weightings determined by the Adviser. The Underlying Armada Funds invest directly in equity and fixed income securities in accordance with their own investment policies and strategies.

The Fund intends to invest 60% to 90% of its net assets in shares of Underlying Armada Funds that invest primarily in equity securities (Armada International Equity, Armada Large Cap Ultra, Armada Large Cap Value, Armada Small Cap Growth and Armada Small Cap Value Funds), 10% to 40% of its net assets in shares of Underlying Armada Funds that invest primarily in fixed income securities (Armada Bond and Armada Intermediate Bond Funds) and 0% to 20% of its net assets in shares of the Armada Money Market Fund. The Fund normally intends to invest exclusively in shares of Underlying Armada Funds, but may from time to time also invest directly in U.S. government securities and short-term money market instruments.

The Fund's assets may be reallocated among the Underlying Armada Funds in the Adviser's discretion. The amounts invested in equity, fixed income and money market Underlying Armada Funds will vary from time to time depending on the Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The value of an investment in the Fund is based on the performance of the Underlying Armada Funds and allocation of the Fund's assets among them. Since some Underlying Armada Funds invest primarily in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

The prices of fixed income securities in which some Underlying Armada Funds primarily invest respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

FOREIGN RISK. Investing in Underlying Armada Funds that invest in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of an Underlying Armada Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

INTEREST RATE RISK. An investment in Underlying Armada Funds that invest in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that an Underlying Armada Fund's yield will decline due to falling interest rates.

CREDIT RISK. Although an Underlying Armada Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. An Underlying Armada Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Underlying Armada Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Underlying Armada Fund will suffer from the inability to invest in higher yielding securities.

ALLOCATION RISK. In managing the Fund, the Adviser has the authority to select and allocate assets among Underlying Armada Funds. The Fund is subject to the risk that the Adviser's decisions regarding asset classes and selection of Underlying Armada Funds will not anticipate market trends successfully. For example, weighting Underlying Armada Funds that invest in common stocks too heavily during a stock market decline may result in a loss. Conversely, investing too heavily in Underlying Armada Funds that invest in fixed income securities during a period of stock market appreciation may result in lower total return.

CONFLICTS RISK. The Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Armada Funds both because the fees payable to the Adviser by some Underlying Armada Funds are higher than fees payable by other Underlying Armada Funds and because the Adviser is also responsible for managing the Underlying Armada Funds. The Trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Armada Funds.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not yet completed one full calendar year of operations as of December 31, 2001.

FUND FEES AND EXPENSES

See page ___ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA BALANCED ALLOCATION FUND

FUND SUMMARY

INVESTMENT GOAL                        Long-term capital appreciation and
                                       current income

PRINCIPAL INVESTMENT STRATEGY          Investing in a diversified portfolio of
                                       common stocks, investment grade fixed
                                       income securities and cash equivalents
                                       with varying asset allocations depending on the Adviser's assessment of market conditions

PRINCIPAL RISKS                        Market risk, allocation risk, small
                                       companies risk, foreign risk, interest
                                       rate risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Balanced Allocation Fund's investment objective is to provide long-term capital appreciation and current income. The investment objective may be changed without a shareholder vote.

The Fund intends to invest 45% to 75% of its net assets in equity securities, such as common stocks and convertible securities, 25% to 55% of its net assets in investment grade fixed income securities, such as corporate bonds and U.S. government securities, and up to 30% of its net assets in cash and cash equivalent securities. The Fund may invest up to 20% of its total assets at the time of purchase in foreign securities (which includes common stock, preferred stock and convertible bonds of companies headquartered outside the United States). The Fund also invests in the common stock of small capitalization companies.

The Adviser buys and sells equity securities based on their potential for long-term capital appreciation. The Fund invests the fixed income portion of its portfolio of investments in a broad range of investment grade debt securities (which are those rated at the time of investment in one of the four highest rating categories by a major rating agency) for current income. If a fixed income security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. The Adviser buys and sells fixed income securities and cash equivalents based on a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund invests in cash equivalent, short-term obligations for stability and liquidity.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income or equity markets as a whole.

ALLOCATION RISK. The Fund is also subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class H Shares will differ due to differences in expenses.


CALENDAR YEAR TOTAL RETURNS

 1999         2000        2001
14.97%        1.51%

Best Quarter               16.10%           (12/31/99)
Worst Quarter              -5.24%           (6/30/00)

This table compares the Fund's average annual total returns of Class A Shares for the periods ended December 31, 2001 to those of the Lehman U.S. Aggregate Bond Index, the S&P 500 Composite Stock Price Index and the Balanced Allocation Hybrid Benchmark Index.



----------------------------------------------------------- -------------------
CLASS A SHARES                                   1 YEAR       SINCE INCEPTION
----------------------------------------------------------- -------------------
Armada Balanced Allocation Fund                    %                 %(1)
Lehman U.S. Aggregate Bond Index(2)                %                 %(1)
S&P 500 Composite Stock Price Index(3)             %                 %(1)
Balanced Allocation Hybrid Benchmark Index(4)      %                 %(1)

(1) Since July 31, 1998.
(2) The Lehman U.S. Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.
(3) The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.
(4) The Balanced Allocation Hybrid Benchmark Index is a blend of 60% S&P 500 Composite Stock Price Index and 40% Lehman U.S. Aggregate Bond Index, as calculated by the Adviser.

FUND FEES AND EXPENSES

See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA CONSERVATIVE ALLOCATION FUND

FUND SUMMARY

INVESTMENT GOAL                        Current income and moderate capital
                                       appreciation consistent with preservation of capital

PRINCIPAL INVESTMENT STRATEGY          Investing in a combination of Underlying
                                       Armada Funds that, in turn, invest
                                       primarily in investment-grade fixed
                                       income securities and, to a lesser
                                       extent, in U.S. and foreign common stocks and cash equivalents

PRINCIPAL RISKS                        Market risk, foreign risk, interest rate
                                       risk, credit risk, prepayment/extension
                                       risk, allocation risk, conflicts risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Conservative Allocation Fund's investment objective is to provide current income and moderate capital appreciation consistent with the preservation of capital. The investment objective may be changed without a shareholder vote. The Fund attempts to achieve its objective by investing in other mutual funds that are managed by the Fund's Adviser (Underlying Armada Funds). For more information, see "The Fund of Funds Structure of the Aggressive Allocation and Conservative Allocation Funds" on page __.

The Fund invests in Underlying Armada Funds in accordance with weightings determined by the Adviser. The Underlying Armada Funds invest directly in fixed income and equity securities in accordance with their own investment policies and strategies.

The Fund intends to invest 50% to 80% of its net assets in shares of Underlying Armada Funds that invest primarily in fixed income securities (Armada Bond and Armada Intermediate Bond Funds), 20% to 50% of its net assets in shares of Underlying Armada Funds that invest primarily in equity securities (Armada International Equity, Armada Large Cap Ultra, Armada Large Cap Value, Armada Small Cap Growth and Armada Small Cap Value Funds), and 0% to 20% of its net assets in shares of the Armada Money Market Fund. The Fund normally intends to invest exclusively in shares of Underlying Armada Funds, but may from time to time also invest directly in U.S. government securities and short-term money market instruments.

The Fund's assets may be reallocated among the Underlying Armada Funds in the Adviser's discretion. The amounts invested in equity, fixed income and money market Underlying Armada Funds will vary from time to time depending on the Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The value of an investment in the Fund is based on the performance of the Underlying Armada Funds and allocation of the Fund's assets among them. The prices of fixed income securities in which some Underlying Armada Funds primarily invest respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Since some Underlying Armada Funds invest primarily in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

FOREIGN RISK. Investing in Underlying Armada Funds that invest in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of an Underlying Armada Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

INTEREST RATE RISK. An investment in Underlying Armada Funds that invest in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that an Underlying Armada Fund's yield will decline due to falling interest rates.

CREDIT RISK. Although an Underlying Armada Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. An Underlying Armada Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Underlying Armada Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Underlying Armada Fund will suffer from the inability to invest in higher yielding securities.

ALLOCATION RISK. In managing the Fund, the Adviser has the authority to select and allocate assets among Underlying Armada Funds. The Fund is subject to the risk that the Adviser's decisions regarding asset classes and selection of Underlying Armada Funds will not anticipate market trends successfully. For example, weighting Underlying Armada Funds that invest in common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Underlying Armada Funds that invest in fixed income securities during a period of stock market appreciation may result in lower total return.

CONFLICTS RISK. The Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Armada Funds both because the fees payable to the Adviser by some Underlying Armada Funds are higher than fees payable by other Underlying Armada Funds and because the Adviser is also responsible for managing the Underlying Armada Funds. The Trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Armada Funds.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not yet completed one full calendar year of operations as of December 31, 2001.

FUND FEES AND EXPENSES

See page ___ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                               AGGRESSIVE ALLOCATION FUND       BALANCED ALLOCATION FUND

                                                         CLASS H                        CLASS H

Maximum Total Sales Charge (Load)                         2.00%                          2.00%
----------------------------------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on
     Purchases (as percentage of offering
     price)                                               1.00%                          1.00%
----------------------------------------------------------------------------------------------------------
     Maximum Deferred Sales Charge (Load)
     (as percentage of net asset value)                  1.00%(1)                        1.00%(1)
----------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other
Distributions (as a percentage of offering
price)                                                    None                            None
----------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount
redeemed, if applicable)                                  None                            None
----------------------------------------------------------------------------------------------------------
Exchange Fee                                              None                            None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                                  0.25%                          0.75%
----------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                              0.65%                          0.75%
----------------------------------------------------------------------------------------------------------
Other Expenses:
----------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(2)                          0.25%                          0.25%
----------------------------------------------------------------------------------------------------------
   Other                                                  0.36%(3)                       0.23%
----------------------------------------------------------------------------------------------------------
Total Other Expenses                                      0.61%                          0.48%
----------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                        1.51%(4)                       1.98%
----------------------------------------------------------------------------------------------------------
Indirect Underlying Fund Expenses                         1.05%(5)                        N/A
----------------------------------------------------------------------------------------------------------
Total Fund Operating and Indirect Expenses                2.56%(4)                        N/A
----------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                               CONSERVATIVE ALLOCATION FUND

                                                         CLASS H

Maximum Total Sales Charge (Load)                         2.00%
-------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed
     on Purchases (as percentage of
     offering price)                                      1.00%
-------------------------------------------------------------------------------
     Maximum Deferred Sales Charge (Load)
     (as percentage of net asset value)                   1.00%(1)
-------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                                            None
-------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount
redeemed, if applicable)                                   None
-------------------------------------------------------------------------------
Exchange Fee                                               None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                                  0.25%
-------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                              0.65%
-------------------------------------------------------------------------------
Other Expenses:
-------------------------------------------------------------------------------
   Shareholder Servicing Fees(2)                          0.25%
-------------------------------------------------------------------------------
   Other                                                  0.40%(3)
-------------------------------------------------------------------------------
Total Other Expenses                                      0.65%
-------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                        1.55%(4)
-------------------------------------------------------------------------------
Indirect Underlying Fund Expenses                         0.91%(5)
-------------------------------------------------------------------------------
Total Fund Operating and Indirect Expenses
                                                          2.46%(4)
-------------------------------------------------------------------------------

(1) Acontingent deferred sales charge is charged only with respect to Class H Shares redeemed prior to eighteen months from the date of purchase.
(2) The Trust enters into shareholder servicing agreements with financial institutions who provide administrative services to their customers who beneficially own Class H Shares in consideration for the payment of up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.
(3) Other Expenses for the Aggressive Allocation and Conservative Allocation Funds are based on estimated amounts for the current fiscal year.
(4) The Adviser expects to waive investment advisory fees for the Aggressive Allocation and Conservative Allocation Funds so that total operating expenses for the current fiscal year are expected to be 1.26% and 1.30%, respectively. Total operating and indirect expenses for the Aggressive Allocation and Conservative Allocation Funds for the current fiscal year are expected to be 2.31% and 2.07%, respectively. These fee waivers are in effect as of the date of this prospectus, but the Adviser may discontinue all or part of these waivers at any time.

(5) Because the Aggressive and Conservative Allocation Funds invest in other mutual funds, your investment in a Fund is also indirectly subject to the operating expenses of those mutual funds. Such expenses have typically ranged from 0.53% to 1.50% for Class I Shares of the Underlying Armada Funds, which is the only class of shares of the Underlying Armada Funds in which the Funds invest. The ratios of Indirect Underlying Fund Expenses shown in the table above are based on hypothetical allocations of Fund assets to Underlying Armada Funds as follows:

                                                               Armada Aggressive      Armada Conservative
                                                                Allocation Fund         Allocation Fund
                                                                ---------------         ---------------
      Armada Large Cap Ultra Fund                                     24.38%                  11.38%
      Armada Large Cap Value Fund                                     24.37%                  11.37%
      Armada International Equity Fund                                11.25%                   5.25%
      Armada Small Cap Growth Fund                                     7.50%                   3.50%
      Armada Small Cap Value Fund                                      7.50%                   3.50%
      Armada Bond Fund                                                25.00%                   0.00%
      Armada Intermediate Bond Fund                                    0.00%                  65.00%
      Armada Money Market Fund                                         0.00%                   0.00%

  The allocations shown above are illustrative. Actual allocations may vary, which would affect the level of indirect expenses, favorably or unfavorably, to which a Fund is subject.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in Armada Asset Allocation Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:

                                                   1 YEAR           3 YEARS           5 YEARS           10 YEARS
                                                   ------           -------           -------           --------
AGGRESSIVE ALLOCATION FUND*
    Class H Shares(1)                                457               889                N/A               N/A
    Class H Shares(2)                                357               889                N/A               N/A
BALANCED ALLOCATION FUND
    Class H Shares(1)                                399               715              1,157             2,383
    Class H Shares(2)                                299               715              1,157             2,383
CONSERVATIVE ALLOCATION FUND*
    Class H Shares(1)                                447               859                N/A               N/A
    Class H Shares(2)                                347               859                N/A               N/A


* The examples for the Armada Aggressive Allocation Fund and Armada Conservative Allocation Fund are based on total annual operating expenses for the Funds plus estimated indirect expenses of the Underlying Armada Funds. Actual expenses will vary depending upon the allocation of a Fund's assets among the various Underlying Armada Funds.
(1) If you sell your shares at the end of the period.
(2) If you do not sell your shares at the end of the period.

ARMADA BOND FUND

FUND SUMMARY

INVESTMENT GOAL                        Current income as well as preservation
                                       of capital

PRINCIPAL INVESTMENT STRATEGY          Investing in a diversified portfolio of
                                       investment grade fixed income securities, which maintains a dollar-weighted average maturity of between four and twelve years

PRINCIPAL RISKS                        Market risk, interest rate risk,
                                       prepayment/extension risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Bond Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

The Fund normally invests at least 80% of the value of its net assets in investment grade fixed income securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund invests in fixed income securities of all types, including but not limited to obligations of corporate and U.S. government issuers and mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities such as Ginnie Maes and Fannie Maes. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

If a security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund generally maintains a dollar-weighted average maturity of between four and twelve years.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class H Shares will differ due to differences in expenses.

Performance information before June 9, 2000 represents performance of the Parkstone Bond Fund which was reorganized into the Armada Bond Fund on that date.

CALENDAR YEAR TOTAL RETURNS


1992          1993         1994       1995       1996        1997        1998        1999       2000        2001
6.30%         9.84%       -3.68%     17.13%      3.11%       9.12%       7.27%      -2.04%      7.30%

Best Quarter               6.11%           (6/30/95)
Worst Quarter             -2.61%           (3/31/94)


This table compares the Fund's average annual total returns of Class A Shares for the periods ended December 31, 2001 to those of the Lehman U.S. Aggregate Bond Index.


--------------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                     1 YEAR           5 YEARS          10 YEARS        SINCE INCEPTION
--------------------------------------------------------------------------------------------------------------------
Armada Bond Fund                                     %                 %                 %                  %(1)
Lehman U.S. Aggregate Bond Index(2)                  %                 %                 %                  %(1)

(1) Since October 31, 1988.
(2) The Lehman U.S. Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.



FUND FEES AND EXPENSES

See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA GNMA FUND

FUND SUMMARY

INVESTMENT GOAL                        Current income as well as preservation of
                                       capital

PRINCIPAL INVESTMENT STRATEGY          Investing in mortgage-backed securities
                                       guaranteed by the Government National
                                       Mortgage Association (GNMA)

PRINCIPAL RISKS                        Market risk, prepayment/extension risk,
                                       interest rate risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada GNMA Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in mortgage-backed securities guaranteed by GNMA. GNMA securities are backed by the full faith and credit of the U.S. government. The investment objective may be changed without a shareholder vote.

The Fund normally invests at least 80% of the value of its net assets in mortgage-backed securities guaranteed by GNMA, which is an agency of the U.S. government established to supervise and finance certain types of mortgages. In addition to mortgage-backed securities, the Fund invests in other types of investment grade fixed income securities such as U.S. Treasury obligations, U.S. government agency obligations, asset-backed securities and commercial paper.

In buying and selling securities for the Fund, the Adviser assesses current and projected market conditions by considering a number of factors including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors.

The Fund's dollar-weighted average portfolio maturity will be between three and ten years. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that mortgage-backed securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

PREPAYMENT/EXTENSION RISK. Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of mortgage-backed securities and, therefore, to assess the volatility risk of the Fund. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class H Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS

1997          1998        1999        2000        2001
9.03%         6.34%       0.56%      10.17%

Best Quarter                4.05%           (6/30/97)
Worst Quarter              -0.88%           (6/30/99)



This table compares the Fund's average annual total returns of Class A Shares for the periods ended December 31, 2001 to those of the Lehman GNMA Index.



-------------------------------------------------------------------------------
CLASS A SHARES               1 YEAR          5 YEARS         SINCE INCEPTION
-------------------------------------------------------------------------------
Armada GNMA Fund               %                %                   %(1)
Lehman GNMA Index (3)          %                %                   %(2)

(1) Since September 11, 1996.
(2) Since August 31, 1996.
(3) The Lehman GNMA Index tracks GNMA issues, including single family, mobile home, midgets and graduated payments components.


FUND FEES AND EXPENSES

See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA INTERMEDIATE BOND FUND

FUND SUMMARY

INVESTMENT GOAL                        High current income as well as
                                       preservation of capital

PRINCIPAL INVESTMENT STRATEGY          Investing in investment grade fixed
                                       income securities, while maintaining a
                                       dollar-weighted average maturity of
                                       between three and ten years

PRINCIPAL RISKS                        Market risk, interest rate risk,
                                       prepayment/extension risk, credit risk,
                                       foreign risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Intermediate Bond Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

The Fund normally invests at least 80% of the value of its net assets in domestic and foreign investment grade fixed income securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund may invest in fixed income securities of all types, including obligations of corporate and governmental issuers and mortgage-backed and asset-backed securities. Corporate obligations include bonds, notes and debentures. Governmental obligations include securities issued by the U.S. government, its agencies and instrumentalities, as well as obligations of foreign governments. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

If a security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund generally maintains an average maturity of between three and ten years.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class H Shares will differ due to differences in expenses.


CALENDAR YEAR TOTAL RETURNS


1992           1993        1994       1995        1996        1997       1998         1999       2000       2001
6.91%         10.18%      -4.78%     15.39%       2.77%       6.67%      7.44%       -0.37%      6.52%

Best Quarter               5.33%            (6/30/95)
Worst Quarter             -3.34%            (3/31/94)

This table compares the Fund's average annual total returns of Class A Shares for the periods ended December 31, 2001 to those of the Lehman Intermediate U.S. Government/Credit Index.


----------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                       1 YEAR         5 YEARS        10 YEARS       SINCE INCEPTION
----------------------------------------------------------------------------------------------------------------
Armada Intermediate Bond Fund                          %               %              %                 %(1)
Lehman Intermediate U.S. Government/Credit             %               %              %                 %(2)
Index(3)

(1) Since April 15, 1991.

(2) Since March 31, 1991.
(3) The Lehman Intermediate U.S. Government/Credit Index is an unmanaged index which is representative of intermediate-term bonds.

FUND FEES AND EXPENSES

See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA LIMITED MATURITY BOND FUND

FUND SUMMARY

INVESTMENT GOAL                        Current income as well as preservation of
                                       capital

PRINCIPAL INVESTMENT STRATEGY          Investing in investment grade fixed
                                       income securities, while maintaining a
                                       dollar-weighted average maturity of
                                       between one and five years

PRINCIPAL RISKS                        Market risk, interest rate risk,
                                       prepayment/extension risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Limited Maturity Bond Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

The Fund normally invests at least 80% of the value of its net assets in investment grade fixed income securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund may invest in fixed income securities of all types, including obligations of corporate and U.S. government issuers, mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities such as Ginnie Maes and Fannie Maes. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser considers a number of factors including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund generally maintains an average dollar-weighted portfolio maturity of between one and five years.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class H Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS

1995          1996        1997       1998        1999        2000        2001
7.60%         5.18%       6.33%      6.58%       3.15%       4.39%

Best Quarter                3.12%           (9/30/98)
Worst Quarter              -0.34%           (12/31/00)

This table compares the Fund's average annual total returns of Class A Shares for the periods ended December 31, 2001 to those of the Merrill Lynch 1-3 Year U.S. Corporate/Government Index.


---------------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                                        1 YEAR           5 YEARS        SINCE INCEPTION
---------------------------------------------------------------------------------------------------------------------
Armada Limited Maturity Bond Fund                                           %                %                 %(1)
Merrill Lynch 1-3 Year U.S. Corporate/Government Index(3)                   %                %                 %(2)

(1) Since September 9, 1994.
(2) Since August 31, 1994.
(3) The Merrill Lynch 1-3 year U.S. Corporate/Government Index is a market capitalization weighted index including U.S. Treasury and Agency bonds and U.S. fixed coupon investment grade corporate bonds (U.S. domestic and Yankee/global bonds). U.S. Treasury bonds must have at least $1 billion face value outstanding and agency and corporate bonds must have at least $150 million face value outstanding to be included in the index. Both total return and price returns are calculated daily. Prices are taken as of approximately 3 p.m. Eastern Time. Quality range is BBB3-AAA based on composite Moody and S&P ratings. Maturities for all bonds are greater than or equal to one year and less than three years. Floaters, Equipment Trust Certificates, and Title 11 securities are excluded.


FUND FEES AND EXPENSES

See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA TOTAL RETURN ADVANTAGE FUND

FUND SUMMARY

INVESTMENT GOAL                        Current income as well as preservation of
                                       capital

PRINCIPAL INVESTMENT STRATEGY          Investing in investment grade fixed
                                       income securities, while maintaining an
                                       average dollar-weighted maturity of
                                       between four and twelve years

PRINCIPAL RISKS                        Market risk, credit risk, interest rate
                                       risk, prepayment/extension risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Total Return Advantage Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

The Fund normally invests at least 80% of the value of its net assets in investment grade fixed income securities. The Fund may invest in fixed income securities of all types, including asset-backed securities and mortgage-backed securities and obligations of corporate and U.S. government issuers. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities such as Ginnie Maes and Fannie Maes. Fixed income securities are designed to provide a fixed rate of interest at maturity and return the principal value at the end of the term. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser uses a number of strategies, including duration/maturity management, sector allocation and individual security selection. The Fund may invest up to 15% of its assets in fixed income securities that are non-rated or rated below investment grade, sometimes known as "junk bonds." The Fund does not intend to invest in junk bonds rated by Standard & Poor's, at the time of purchase, below C or that are of equivalent quality. If a security is downgraded below C or the equivalent, the Adviser will reevaluate whether continuing to hold the security is in the best interest of the shareholders.

The Fund generally maintains an average dollar-weighted maturity of between four and twelve years.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

CREDIT RISK. Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends on a timely basis and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the full faith and credit of the United States, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class H Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS

 1995         1996        1997       1998        1999        2000
18.37%        2.86%       8.54%      8.68%       -3.21%      12.33%

Best Quarter               6.28%            (6/30/95)
Worst Quarter             -2.58%            (3/31/96)

This table compares the Fund's average annual total returns of Class A Shares for the periods ended December 31, 2001 to those of the Lehman U.S. Government/Credit Index.


---------------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                                        1 YEAR           5 YEARS        SINCE INCEPTION
---------------------------------------------------------------------------------------------------------------------
Armada Total Return Advantage Fund                                          %                %                 %(1)
Lehman U.S. Government/Credit Index(3)                                      %                %                 %(2)

(1) Since September 6, 1994.
(2) Since August 31, 1994.
(3) The Lehman U.S. Government/Credit Index is a widely recognized index of government and corporate debt securities rated investment grade or better, with maturities of at least one year.


FUND FEES AND EXPENSES

See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA U.S. GOVERNMENT INCOME FUND

FUND SUMMARY

INVESTMENT GOAL                        Current income as well as preservation of
                                       capital

PRINCIPAL INVESTMENT STRATEGY          Investing in mortgage-related securities
                                       issued or guaranteed by the U.S.
                                       government

PRINCIPAL RISKS                        Market risk, interest rate risk,
                                       prepayment/extension risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada U.S. Government Income Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in U.S. government securities. The investment objective may be changed without a shareholder vote.

The Fund normally invests at least 80% of its net assets in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The types of U.S. government securities include mortgage-related securities, and Treasury bills, notes and bonds. The Fund may invest up to 20% of the value of its total assets in mortgage-related debt securities and preferred stock of non-governmental issuers and the same proportion of its total assets in non-governmental asset backed securities. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund generally maintains a dollar-weighted average maturity of between three and ten years.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that U.S. government securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class H Shares will differ due to differences in expenses.

Performance information before June 10, 2000 represents performance of the Parkstone U.S. Government Income Fund which was reorganized into the Armada U.S. Government Income Fund on that date.

CALENDAR YEAR TOTAL RETURNS

1993           1994        1995      1996        1997        1998        1999       2000        2001
7.41%         -0.70%      13.50%     4.54%       7.87%       6.83%       0.95%      10.00%


Best Quarter                3.88%           (6/30/95)
Worst Quarter              -1.13%           (3/31/94)



This table compares the Fund's average annual total returns of Class A Shares for the periods ended December 31, 2001 to those of the Lehman Mortgage-Backed Securities Index.


---------------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                                        1 YEAR           5 YEARS        SINCE INCEPTION
---------------------------------------------------------------------------------------------------------------------
Armada U.S. Government Income Fund                                      4.81%           4.96%              5.52%(1)
Lehman Mortgage-Backed Securities Index(3)                             11.17%           6.92%              7.04%(2)

(1) Since November 12, 1992.
(2) Since October 31, 1992.
(3) The Lehman Mortgage-Backed Securities Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of mortgage-backed securities issued by GNMA, FHLMC, and Fannie Mae. All securities in the index are rated AAA, with maturities of at least one year.


FUND FEES AND EXPENSES

See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                                         BOND FUND                      GNMA FUND

                                                          CLASS H                        CLASS H

Maximum Total Sales Charge (load)                          2.00%                          2.00%
-----------------------------------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on
     Purchases (as percentage of offering
     price)                                                1.00%                          1.00%
-----------------------------------------------------------------------------------------------------------
     Maximum Deferred Sales Charge (Load)
     (as percentage of net asset value)                    1.00%(1)                       1.00%(1)
-----------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other Distributions
(as a percentage of offering price)
                                                           None                            None
-----------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount
redeemed, if applicable)                                   None                            None
-----------------------------------------------------------------------------------------------------------
Exchange Fee                                               None                            None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                                   0.55%                          0.55%
-----------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                  0.75%                          0.75%
-----------------------------------------------------------------------------------------------------------
Other Expenses:
-----------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(2)                           0.25%                          0.25%
-----------------------------------------------------------------------------------------------------------
   Other                                                   0.12%                          0.20%
-----------------------------------------------------------------------------------------------------------
Total Other Expenses                                       0.37%                          0.45%
-----------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                         1.67%                          1.75%
-----------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                                 INTERMEDIATE BOND FUND         LIMITED MATURITY BOND FUND

                                                        CLASS H                           CLASS H

Maximum Total Sales Charge (Load)                        2.00%                             2.00%
------------------------------------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed
     on Purchases (as percentage of
     offering price)                                     1.00%                             1.00%
------------------------------------------------------------------------------------------------------------
     Maximum Deferred Sales Charge (Load)
     (as percentage of net asset value)                  1.00%(1)                           1.00%(1)
------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                                           None                             None
------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount
redeemed, if applicable)                                  None                             None
------------------------------------------------------------------------------------------------------------
Exchange Fee                                              None                             None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                                 0.55%                             0.45%
------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                0.75%                             0.75%
------------------------------------------------------------------------------------------------------------
Other Expenses:
------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(2)                         0.25%                             0.25%
------------------------------------------------------------------------------------------------------------
   Other                                                 0.14%                             0.18%
------------------------------------------------------------------------------------------------------------
Total Other Expenses                                     0.39%                             0.43%
------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                       1.69%(3)                          1.63%(3)
------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                               TOTAL RETURN ADVANTAGE FUND           U.S. GOVERNMENT INCOME FUND

                                                         CLASS H                               CLASS H

Maximum Total Sales Charge (Load)                         2.00%                                 2.00%
-------------------------------------------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed
     on Purchases (as percentage of
     offering price)                                      1.00%                                 1.00%
-------------------------------------------------------------------------------------------------------------------
     Maximum Deferred Sales Charge
     (Load) (as percentage of net asset
     value)                                               1.00%(1)                               1.00%(1)
-------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                                            None                                 None
-------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                            None                                 None
-------------------------------------------------------------------------------------------------------------------
Exchange Fee                                               None                                 None



ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees                                  0.55%                                 0.55%
-------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                 0.75%                                 0.75%
-------------------------------------------------------------------------------------------------------------------
Other Expenses:
-------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(2)                          0.25%                                 0.25%
-------------------------------------------------------------------------------------------------------------------
   Other                                                  0.14%                                 0.19%
-------------------------------------------------------------------------------------------------------------------
Total Other Expenses                                      0.39%                                 0.44%
-------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                        1.69%(3)                              1.74%
-------------------------------------------------------------------------------------------------------------------


(1) A contingent deferred sales charge is charged only with respect to Class H Shares redeemed prior to eighteen months from the date of purchase.
(2) The Trust enters into shareholder servicing agreements with financial institutions who provide administrative services to their customers who beneficially own Class H Shares in consideration for the payment of up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.
(3) The Adviser and Distributor each expects to waive a portion of the investment advisory fees and distribution fees, respectively, so that total operating expenses for Class H Shares for the current fiscal year are expected to be as follows:

         Intermediate Bond Fund             1.54%
         Limited Maturity Bond Fund         1.53%
         Total Return Advantage Fund        1.54%

  These fee waivers remain in effect as of the date of this prospectus, but the Adviser and/or Distributor may discontinue all or part of these waivers at any time.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in Armada Fixed Income Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:

                                                 1 YEAR           3 YEARS           5 YEARS           10 YEARS
                                                 ------           -------           -------           --------
BOND FUND
    Class H Shares(1)                              368                621                998             2,056
    Class H Shares(2)                              268                621                998             2,056
GNMA FUND
    Class H Shares(1)                              376                646              1,039             2,142
    Class H Shares(2)                              276                646              1,039             2,142
INTERMEDIATE BOND FUND
    Class H Shares(1)                              370                627              1,009             2,078
    Class H Shares(2)                              270                627              1,009             2,078
LIMITED MATURITY BOND FUND
    Class H Shares(1)                              364                609                978             2,013
    Class H Shares(2)                              264                609                978             2,013
TOTAL RETURN ADVANTAGE FUND
    Class H Shares(1)                              370                627              1,009             2,078
    Class H Shares(2)                              270                627              1,009             2,078
U.S. GOVERNMENT INCOME FUND
    Class H Shares(1)                              375                643              1,034             2,131
    Class H Shares(2)                              275                643              1,034             2,131


(1) If you sell your shares at the end of the period.
(2) If you do not sell your shares at the end of the period.



                                      -78

ARMADA MICHIGAN MUNICIPAL BOND FUND

FUND SUMMARY

INVESTMENT GOAL                        Current income exempt from federal income
                                       tax and, to the extent possible, from
                                       Michigan personal income tax, as is
                                       consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY          Investing in municipal obligations that
                                       pay interest that is exempt from federal and Michigan state income taxes

PRINCIPAL RISKS                        Market risk, interest rate risk, credit
                                       risk, single state risk,
                                       non-diversification risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Michigan Municipal Bond Fund's investment objective is to provide current income exempt from federal income tax and, to the extent possible, from Michigan personal income tax, as is consistent with conservation of capital. Such income may be subject to the federal alternative minimum tax when received by certain shareholders. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in debt securities issued by or on behalf of the State of Michigan, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal and Michigan state income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax (Michigan municipal securities). As a matter of fundamental policy, the Fund normally invests at least 80% of the value of its net assets in Michigan municipal securities. The Fund also invests in municipal securities issued by or on behalf of territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities.

Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Michigan residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund invests in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of its shareholders. The Fund ordinarily will maintain a dollar-weighted average portfolio maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that Michigan municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Michigan makes the Fund susceptible to economic, political and regulatory events that affect Michigan.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class H Shares will differ due to differences in expenses.

Performance information before June 10, 2000 represents performance of the Parkstone Michigan Municipal Bond Fund which was reorganized into the Armada Michigan Municipal Bond Fund on that date.

CALENDAR YEAR TOTAL RETURNS

1992          1993         1994       1995       1996        1997        1998       1999        2000        2001
6.98%         9.67%       -3.00%     13.24%      2.84%       6.93%       4.76%      -1.60%      8.71%

Best Quarter               5.19%            (3/31/95)
Worst Quarter             -3.27%            (3/31/94)


This table compares the Fund's average annual total returns of Class A Shares for the periods ended December 31, 2001 to those of the Lehman 7 Year Municipal Bond Index.


-------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                         1 YEAR           5 YEARS           10 YEARS        SINCE INCEPTION
-------------------------------------------------------------------------------------------------------------------------
Armada Michigan Municipal Bond Fund                      %                 %                 %                   %(1)
Lehman 7 Year Municipal Bond Index(3)                    %                 %                 %                   %(2)



(1) Since July 2, 1990.
(2) Since June 30, 1990.
(3) The Lehman 7-Year Municipal Bond Index is a broad based total return index. The bonds are investment grade, fixed rate with maturities of 7-8 years and are selected from issues larger than $50 million dated since January 1984.


FUND FEES AND EXPENSES

See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA NATIONAL TAX EXEMPT BOND FUND

FUND SUMMARY

INVESTMENT GOAL                        Current income exempt from federal income
                                       tax as is consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY          Investing in municipal obligations that
                                       pay interest that is exempt from federal income tax

PRINCIPAL RISKS                        Market risk, interest rate risk, credit
                                       risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada National Tax Exempt Bond Fund's investment objective is to provide current income exempt from federal income tax as is consistent with conservation of capital. The investment objective may be changed without a shareholder vote.

As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets in debt securities that generate income exempt from federal income tax. Fund dividends may be taxable for state and local income tax purposes. Also, some Fund dividends may be taxable for federal income tax purposes, such as those derived from occasional taxable investments and distributions of short and long-term capital gains.

The Fund invests in municipal securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.

The Fund primarily invests in investment grade securities. Investment grade municipal securities are those rated in one of the four highest rating categories as determined by a major rating agency. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. The Fund ordinarily will maintain a dollar-weighted average effective maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below. The performance of Class H Shares will differ due to differences in expenses.

The performance of the Armada National Tax Exempt Bond Fund for the period prior to June 19, 1998 is represented by the performance of a common trust fund ("common trust fund") which operated prior to the effectiveness of the registration statement of the National Tax Exempt Bond Fund. The common trust fund was advised by National City Bank, an affiliate of the Adviser. At the time of the National Tax Exempt Bond Fund's inception, the common trust fund was operated using materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. In connection with the National Tax Exempt Bond Fund's commencement of operations, on June 19, 1998, the common trust fund transferred its assets to the Fund. At the time of the transfer, the Adviser did not manage any other collective investment or common trust funds using materially equivalent investment objectives, policies, guidelines and restrictions to those of the National Tax Exempt Bond Fund.

The common trust fund was not open to the public generally, or registered under the Investment Company Act of 1940 (the "1940 Act"), or subject to certain restrictions that are imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, performance may have been adversely affected. Performance quotations of the common trust fund represent past performance of the Adviser managed common trust fund, which are separate and distinct from the National Tax Exempt Bond Fund, do not represent past performance of the Fund, and should not be considered as representative of future results of the Fund.

CALENDAR YEAR TOTAL RETURNS

1992           1993        1994       1995        1996       1997        1998        1999       2000        2001
9.74%         11.76%      -4.58%     14.05%      -1.07%      6.57%       5.85%      -0.91%      8.87%

Best Quarter               5.44%                     (3/31/95)
Worst Quarter              -4.13%                    (3/31/94)

This table compares the Fund's average annual total returns of Class A Shares for the periods ended December 31, 2001 to those of the Lehman 7 Year Municipal Bond Index.


----------------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                             1 YEAR                 5 YEARS                10 YEARS
----------------------------------------------------------------------------------------------------------------------
Armada National Tax Exempt Bond Fund                          %                      %                       %
Lehman 7 Year Municipal Bond Index(1)                         %                      %                       %

(1) The Lehman 7 Year Municipal Bond Index is a broad based total return index. The bonds are investment grade, fixed rate with maturities of 7-8 years and are selected from issues larger than $50 million dated since January 1984.


FUND FEES AND EXPENSES

See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA OHIO TAX EXEMPT BOND FUND

FUND SUMMARY


INVESTMENT GOAL                        Current income exempt from federal income
                                       tax and, to the extent possible, Ohio
                                       personal income taxes, consistent with
                                       conservation of capital

PRINCIPAL INVESTMENT STRATEGY          Investing in municipal obligations that
                                       pay interest that is exempt from federal income and Ohio personal income taxes

PRINCIPAL RISKS                        Market risk, interest rate risk, credit
                                       risk, single state risk,
                                       non-diversification risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Ohio Tax Exempt Bond Fund's investment objective is to provide current income exempt from federal income tax and, to the extent possible, from Ohio personal income tax, as is consistent with the conservation of capital. The investment objective may be changed without a shareholder vote.

As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets in debt securities issued by the State of Ohio, its political subdivisions and their agencies and instrumentalities that generate income exempt from federal income and Ohio personal income taxes (Ohio municipal securities). Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends may be subject to state and local income taxes for any shareholders who are not Ohio residents. In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.

The Fund invests primarily in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. The Fund ordinarily will maintain an average weighted effective maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that Ohio municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Ohio makes the Fund susceptible to economic, political and regulatory events that affect Ohio.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below. The performance of Class H Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS


1992           1993        1994       1995       1996        1997        1998        1999       2000        2001
6.82%         10.14%      -4.19%     13.37%      3.92%       7.35%       5.25%      -1.14%      8.67%

Best Quarter               5.04%           (3/31/95)
Worst Quarter             -4.89%           (3/31/94)


This table compares the Fund's average annual total returns of Class A Shares for the periods ended December 31, 2001 to those of the Lehman 7 Year Municipal Bond Index.

------------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                       1 YEAR         5 YEARS        10 YEARS       SINCE INCEPTION
------------------------------------------------------------------------------------------------------------------
Armada Ohio Tax Exempt Bond Fund                        %              %              %                  %(1)
Lehman 7 Year Municipal Bond Index(3)                   %              %              %                  %(2)
------------------------------------------------------------------------------------------------------------------


(1) Since April 15, 1991.
(2) Since March 31, 1991.
(3) The Lehman 7 Year Municipal Bond Index is a broad based total return index. The bonds are investment grade, fixed rate with maturities of 7-8 years and are selected from issues larger than $50 million dated since January 1984.

FUND FEES AND EXPENSES

See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA PENNSYLVANIA MUNICIPAL BOND FUND

FUND SUMMARY

INVESTMENT GOAL                        Current income exempt from both regular
                                       federal income tax and, to the extent
                                       possible, Pennsylvania personal income
                                       tax as is consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY          Investing in municipal obligations that
                                       pay interest that is exempt from federal income and Pennsylvania personal income taxes

PRINCIPAL RISKS                        Market risk, interest rate risk, credit
                                       risk, single state risk,
                                       non-diversification risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Pennsylvania Municipal Bond Fund's investment objective is to provide current income exempt from regular federal income tax and, to the extent possible, from Pennsylvania personal income tax as is consistent with conservation of capital. The investment objective may be changed without a shareholder vote.

As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets in debt securities issued by the Commonwealth of Pennsylvania, its political subdivisions and their agencies and instrumentalities that generate income exempt from federal income and Pennsylvania personal income taxes (Pennsylvania municipal securities). Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends may be subject to state and local income taxes for any shareholders who are not Pennsylvania residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund primarily invests in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. The Fund ordinarily will maintain an average weighted portfolio maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that Pennsylvania municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Pennsylvania makes the Fund susceptible to economic, political and regulatory events that affect Pennsylvania.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below. The performance of Class H Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS

1997          1998         1999      2000        2001
6.83%         5.62%       -1.05%     8.77%

Best Quarter                3.73%           (12/31/00)
Worst Quarter              -1.85%           (6/30/99)

This table compares the Fund's average annual total returns of Class A Shares for the periods ended December 31, 2001 to those of the Lehman 7 Year Municipal Bond Index.

---------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                             1 YEAR          5 YEARS           SINCE INCEPTION
---------------------------------------------------------------------------------------------------------------
Armada Pennsylvania Municipal Bond Fund                       %               %                    %(1)
Lehman 7 Year Municipal Bond Index(3)                         %               %                    %(2)
---------------------------------------------------------------------------------------------------------------



(1) Since September 11, 1996.
(2) Since August 31, 1996.
(3) The Lehman 7 Year Municipal Bond Index is a broad based total return index. The bonds are investment grade, fixed rate with maturities of 7-8 years and are selected from issues larger than $50 million dated since January 1984.

FUND FEES AND EXPENSES

See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                                 MICHIGAN MUNICIPAL BOND FUND       NATIONAL TAX EXEMPT BOND FUND

                                                           CLASS H                             CLASS H

Maximum Total Sales Charge (Load)                           2.00%                               2.00%
-------------------------------------------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on
     Purchases (as percentage of offering
     price)                                                 1.00%                               1.00%
-------------------------------------------------------------------------------------------------------------------
     Maximum Deferred Sales Charge (Load)
     (as percentage of net asset value)                     1.00%(1)                            1.00%(1)
-------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other
Distributions (as a percentage of offering
price)                                                       None                                None
-------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount
redeemed, if applicable)                                     None                                None
-------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                 None                                None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                                    0.55%                               0.55%
-------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                   0.75%                               0.75%
-------------------------------------------------------------------------------------------------------------------
Other Expenses:
-------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(2)                            0.25%                               0.25%
-------------------------------------------------------------------------------------------------------------------
   Other                                                    0.15%                               0.15%
-------------------------------------------------------------------------------------------------------------------
Total Other Expenses                                        0.40%                               0.40%
-------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                          1.70%(3)                            1.70%(3)
-------------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                                 OHIO TAX EXEMPT BOND FUND             PENNSYLVANIA MUNICIPAL BOND FUND

                                                          CLASS H                                  CLASS H

Maximum Total Sales Charge (Load)                          2.00%                                    2.00%
--------------------------------------------------------------------------------------------------------------------------
     Maximum Sales Charge (Load)
     Imposed on Purchases (as
     percentage of offering price)                         1.00%                                    1.00%
--------------------------------------------------------------------------------------------------------------------------
     Maximum Deferred Sales Charge
     (Load) (as percentage of net asset
     value)                                                1.00%(1)                                 1.00%(1)
--------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                                            None                                      None
--------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                            None                                      None
--------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                               None                                      None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                                   0.55%                                    0.55%
--------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                  0.75%                                    0.75%
--------------------------------------------------------------------------------------------------------------------------
Other Expenses:
--------------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(2)                           0.25%                                    0.25%
--------------------------------------------------------------------------------------------------------------------------
   Other                                                   0.11%                                    0.21%
--------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                                       0.36%                                    0.46%
--------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                         1.66%(3)                                 1.76%(3)
--------------------------------------------------------------------------------------------------------------------------

(1) Acontingent deferred sales charge is charged only with respect to Class H Shares redeemed prior to eighteen months from the date of purchase.
(2) The Trust enters into shareholder servicing agreements with financial institutions who provide administrative services to their customers who beneficially own Class H Shares in consideration for the payment of up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.
(3) The Adviser and Distributor each expects to waive a portion of the investment advisory fees and distribution fees, respectively, so that total operating expenses for Class H Shares for the current fiscal year are expected to be as follows:

         Michigan Municipal Bond Fund       1.55%
         National Tax Exempt Bond Fund      1.55%
         Ohio Tax Exempt Bond Fund          1.51%
         Pennsylvania Municipal Bond Fund   1.61%

  These fee waivers remain in effect as of the date of this prospectus, but the Adviser and/or Distributor may discontinue all or part of these waivers at any time.


For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in Armada Tax Free Bond Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:

                                                   1 YEAR           3 YEARS           5 YEARS           10 YEARS
                                                   ------           -------           -------           --------
MICHIGAN MUNICIPAL BOND FUND
    Class H Shares(1)                              $ 371             $ 630            $ 1,014           $ 2,089
    Class H Shares(2)                                271               630              1,014             2,089
NATIONAL TAX EXEMPT BOND FUND
    Class H Shares(1)                                371               630              1,014             2,089
    Class H Shares(2)                                271               630              1,014             2,089
OHIO TAX EXEMPT BOND FUND
    Class H Shares(1)                                367               618                993             2,046
    Class H Shares(2)                                267               618                993             2,046
PENNSYLVANIA MUNICIPAL BOND FUND
    Class H Shares(1)                                377               649              1,045             2,152
    Class H Shares(2)                                277               649              1,045             2,152


(1) If you sell your shares at the end of the period.
(2) If you do not sell your shares at the end of the period.

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

This section provides additional information about the principal investment strategies used by the Funds and the related risks. Our Statement of Additional Information contains more information about the particular types of securities in which the Funds invest. The Aggressive Allocation and Conservative Allocation Funds indirectly may be subject to the risks applicable to the Underlying Armada Funds in which they may invest, (i.e., the Armada International Equity, Armada Large Cap Ultra, Armada Large Cap Value, Armada Small Cap Growth, Armada Small Cap Value, Armada Bond, Armada Intermediate Bond and Armada Money Market Funds). See "Information About the Underlying Armada Money Market Fund" on page __ for information about the principal investment strategies and risks for the Armada Money Market Fund, which is offered for sale in a separate prospectus. The following chart indicates the specific types of investments in which each Fund primarily invests.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                       High-Yield
                                                Fixed                  Lower                    Asset-      Mortgage-
                         Equity     Convertible Income     Government  Rated        Municipal   Backed      Backed      Foreign
                         Securities Securities  Securities Securities  Securities   Securities  Securities  Securities  Securities
----------------------------------- ----------- ---------- ----------- ------------ ----------- ---------- ------------ -----------
ARMADA CORE EQUITY           X
FUND
----------------------------------- ----------- ---------- ----------- ------------ ----------- ---------- ------------ -----------
ARMADA EQUITY GROWTH         X
FUND
----------------------------------- ----------- ---------- ----------- ------------ ----------- ---------- ------------ -----------
ARMADA EQUITY INDEX          X
FUND
----------------------------------- ----------- ---------- ----------- ------------ ----------- ---------- ------------ -----------
ARMADA INTERNATIONAL         X                                                                                               X
EQUITY FUND
----------------------------------- ----------- ---------- ----------- ------------ ----------- ---------- ------------ -----------
ARMADA LARGE CAP             X
ULTRA FUND
----------------------------------- ----------- ---------- ----------- ------------ ----------- ---------- ------------ -----------
ARMADA LARGE CAP
VALUE FUND                   X
----------------------------------- ----------- ---------- ----------- ------------ ----------- ---------- ------------ -----------
ARMADA MICRO CAP             X
VALUE FUND
----------------------------------- ----------- ---------- ----------- ------------ ----------- ---------- ------------ -----------
ARMADA MID CAP               X
GROWTH FUND
----------------------------------- ----------- ---------- ----------- ------------ ----------- ---------- ------------ -----------
ARMADA SMALL CAP
GROWTH FUND                  X
----------------------------------- ----------- ---------- ----------- ------------ ----------- ---------- ------------ -----------
ARMADA SMALL CAP             X
VALUE FUND
----------------------------------- ----------- ---------- ----------- ------------ ----------- ---------- ------------ -----------
ARMADA TAX MANAGED           X
EQUITY FUND
----------------------------------- ----------- ---------- ----------- ------------ ----------- ---------- ------------ -----------
ARMADA AGGRESSIVE
ALLOCATION FUND              X                      X          X                                   X            X           X
----------------------------------- ----------- ---------- ----------- ------------ ----------- ---------- ------------ -----------
ARMADA BALANCED
ALLOCATION FUND              X            X         X          X                                   X            X           X
----------------------------------- ----------- ---------- ----------- ------------ ----------- ---------- ------------ -----------
ARMADA CONSERVATIVE
ALLOCATION FUND              X                      X          X                                   X            X           X
----------------------------------- ----------- ---------- ----------- ------------ ----------- ---------- ------------ -----------
ARMADA BOND FUND                                    X          X                                   X            X
----------------------------------- ----------- ---------- ----------- ------------ ----------- ---------- ------------ -----------
ARMADA GNMA FUND                                    X          X                                   X            X
----------------------------------- ----------- ---------- ----------- ------------ ----------- ---------- ------------ -----------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                       High-Yield
                                                Fixed                  Lower                    Asset-      Mortgage-
                         Equity     Convertible Income     Government  Rated        Municipal   Backed      Backed      Foreign
                         Securities Securities  Securities Securities  Securities   Securities  Securities  Securities  Securities
----------------------------------- ----------- ---------- ----------- ------------ ----------- ---------- ------------ -----------
ARMADA INTERMEDIATE                                 X          X                                   X            X
BOND FUND
----------------------------------- ----------- ---------- ----------- ------------ ----------- ---------- ------------ -----------
ARMADA LIMITED                                      X          X                                   X            X
MATURITY BOND FUND
----------------------------------- ----------- ---------- ----------- ------------ ----------- ---------- ------------ -----------
ARMADA TOTAL RETURN                                 X          X             X                     X            X
ADVANTAGE FUND
----------------------------------- ----------- ---------- ----------- ------------ ----------- ---------- ------------ -----------
ARMADA U.S.                                         X          X                                   X            X
GOVERNMENT INCOME
FUND
----------------------------------- ----------- ---------- ----------- ------------ ----------- ---------- ------------ -----------
ARMADA MICHIGAN                                     X                                    X
MUNICIPAL BOND FUND
----------------------------------- ----------- ---------- ----------- ------------ ----------- ---------- ------------ -----------
ARMADA NATIONAL TAX                                 X                                    X
EXEMPT BOND FUND
----------------------------------- ----------- ---------- ----------- ------------ ----------- ---------- ------------ -----------
ARMADA OHIO TAX                                     X                                    X
EXEMPT BOND FUND
----------------------------------- ----------- ---------- ----------- ------------ ----------- ---------- ------------ -----------
ARMADA PENNSYLVANIA                                 X                                    X
MUNICIPAL BOND
FUND
----------------------------------- ----------- ---------- ----------- ------------ ----------- ---------- ------------ -----------

EQUITY SECURITIES
Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations. Although the Equity Funds may from time to time invest in the various types of equity securities discussed in this paragraph, the only equity securities invested in as a principal investment strategy are common stocks.

CONVERTIBLE SECURITIES
Convertible securities have characteristics of both fixed income and equity securities. The value of the convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.

FIXED INCOME SECURITIES
The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings.

GOVERNMENT SECURITIES
Direct obligations of the U.S. Treasury are considered to be among the safest investments. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law.

HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:

- High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.
- The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.
- Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.
- The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.

MUNICIPAL SECURITIES
There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of a Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

In addition, a Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. A Fund that concentrates its investments in a single state may be riskier than mutual funds that buy securities of issuers in numerous states.

ASSET-BACKED SECURITIES
Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

FOREIGN SECURITIES
Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, a Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

- The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations.

- A Fund may incur substantial costs in connection with conversions between various currencies.

- A Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position.

- Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

THE FUND OF FUNDS STRUCTURE OF THE AGGRESSIVE ALLOCATION AND CONSERVATIVE ALLOCATION FUNDS

Each of the Aggressive Allocation and Conservative Allocation Funds is structured as a "fund of funds," which means that each Fund attempts to implement its investment strategies by investing in Underlying Armada Funds.

Each Fund has its own distinct risk and reward characteristics, investment objectives, policies and strategies. The Adviser constructs and maintains asset allocation strategies for the Funds. The degree to which a Fund is invested in the particular market segments and/or asset classes represented by the Underlying Armada Funds varies, as does the investment risk and reward potential represented by each Fund. Because of the historical lack of correlation between various asset classes, an investment in the Funds may reduce an investor's overall level of volatility. As a result, an asset allocation strategy may reduce risk.

In managing the Funds, the Adviser focuses on three key principles: asset allocation, portfolio structure, and continuous Fund management. Asset allocation across appropriate asset classes (i.e., the Underlying Armada Funds) is the central theme of Armada's investment philosophy. The Adviser seeks to reduce risk by investing in Underlying Armada Funds that are diversified within each asset class. Finally, the Adviser regularly rebalances to ensure that the appropriate mix of assets is constantly in place.

Each Fund reserves the ability to convert from the fund of funds structure in the future and to invest directly in the types of securities in which the Underlying Armada Funds invest. Shareholders will be notified in advance before the structure of a Fund is changed.

You may invest in the Underlying Armada Funds directly. By investing in the Underlying Armada Funds indirectly through the Funds, you will incur not only a proportionate share of the expenses of the Underlying Armada Funds held by the Funds, but also expenses of the Funds.

Each Underlying Armada Fund other than the Armada Money Market Fund is offered for sale by and described in this prospectus. Please see the following section for a description of the Armada Money Market Fund, which is offered for sale by a separate prospectus.

INFORMATION ABOUT THE UNDERLYING ARMADA MONEY MARKET FUND

The Armada Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests in a variety of high quality money market securities, including certificates of deposit and other obligations issued by domestic and foreign banks, as well as commercial paper. Foreign government obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of Nationally Recognized Statistical Rating Organizations (NRSROs).

The Adviser also invests in securities issued or guaranteed by the U.S. government or its agencies (government obligations) and repurchase agreements collateralized by government obligations and issued by financial institutions such as banks and broker-dealers. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by a major rating agency in the highest two rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

In selecting investments for the Fund, the Adviser actively buys throughout the money market curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

An investment in the Fund carries the following principal risks:

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. U.S. government securities are considered to be among the safest investments and historically carry minimal credit risk. However, while obligations issued by some U.S. government agencies and instrumentalities are backed by the credit of the U.S. Treasury, others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

This table shows the Fund's average annual total returns for the periods ended December 31, 2000.

-------------------------------------------------------------------------------------------------------------
CLASS I SHARES                              1 YEAR          5 YEARS          10 YEARS         SINCE INCEPTION
-------------------------------------------------------------------------------------------------------------
Armada Money Market Fund                    6.22%            5.38%            4.83%               5.66%(1)
-------------------------------------------------------------------------------------------------------------

(1) Since September 3, 1986.


MORE INFORMATION ABOUT FUND INVESTMENTS

The principal investments and strategies described in preceding sections of this prospectus are those that we use under normal circumstances. Each Fund (except the Aggressive Allocation and Conservative Allocation Funds) also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See our Statement of Additional Information for more detail on the investments and strategies used by the Funds.

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, each Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with a Fund's principal investment strategies, and may prevent a Fund from achieving its investment objective. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

A Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from such policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities.

In fulfilling the 80% requirement referred to in the preceding paragraph, a Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. Derivatives and futures contracts are not considered to be part of a Fund's principal investment strategies. These instruments may carry greater risk than other types of securities in which the Funds invest. Derivatives and futures contracts and their related risks are discussed in detail in our Statement of Additional Information.

Each Equity Fund may invest in foreign securities. Except for the International Equity Fund, which invests in foreign securities as part of its principal investment strategy, and the Equity

Index Fund, which will only invest in foreign securities if they are included in the S&P 500 Composite Price Index, an Equity Fund may invest up to 20% of its total assets at the time of purchase in foreign securities. Such investments are not used as part of the Equity Funds' principal investment strategies.

The Trust has applied for an order from the SEC that, if granted, would allow the Funds to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by the Trust. A Fund will hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets. The Aggressive Allocation and Conservative Allocation Funds' investments in money market funds offered by the Trust are limited to investments in the Armada Money Market Fund, in accordance with each such Fund's investment policies. There is no guarantee that the SEC will approve the application.


INVESTOR PROFILES

The table below provides information concerning the type of investor who might want to invest in each of the Funds. It is meant as a general guide only. Because they use different investment strategies, the Funds carry different levels of share price volatility. TAX EXEMPT FUNDS ARE GENERALLY NOT APPROPRIATE INVESTMENTS FOR TAX-DEFERRED RETIREMENT ACCOUNTS, SUCH AS IRAS, BECAUSE THEIR RETURNS ARE GENERALLY LOWER THAN THOSE OF TAXABLE FUNDS AND THE BENEFITS OF THE TAX EXEMPTION CANNOT BE REALIZED IN A TAX-DEFERRED ACCOUNT. Please consult your financial adviser for help in deciding which Fund is right for you.

                                  EQUITY FUNDS
FUND                                   MAY BE APPROPRIATE FOR . . .

Core Equity Fund                       Investors seeking capital appreciation
                                       who are willing to accept the risks of
                                       investing in a fund that invests
                                       primarily in common stocks

Equity Growth Fund                     Investors seeking capital appreciation
                                       who are willing to accept the risks of
                                       investing in a fund that invests
                                       primarily in common stocks of large cap
                                       companies

Equity Index Fund                      Investors seeking returns similar to
                                       those of the S&P 500 Composite Stock
                                       Price Index who are willing to accept the risks of investing in a fund that invests primarily in common stocks

International Equity Fund              Investors seeking capital appreciation
                                       who are willing to accept the risks of
                                       investing in a fund that invests
                                       primarily in common stocks of foreign
                                       companies

                                  EQUITY FUNDS
FUND                                   MAY BE APPROPRIATE FOR . . .


Large Cap Ultra Fund                   Investors seeking capital appreciation
                                       who are willing to accept the risks of
                                       investing in a fund that invests
                                       primarily in growth-oriented common
                                       stocks of large cap companies

Large Cap Value Fund                   Investors seeking capital appreciation
                                       who are willing to accept the risks of
                                       investing in a fund that invests
                                       primarily in value-oriented common stocks of large cap companies

Micro Cap Value Fund                   Investors seeking capital appreciation
                                       who are willing to accept the risks of
                                       investing in a fund that invests
                                       primarily in value-oriented common stocks of micro cap companies

Mid Cap Growth Fund                    Investors seeking capital appreciation
                                       who are willing to accept the risks of
                                       investing in a fund that invests
                                       primarily in growth-oriented common
                                       stocks of mid cap companies

Small Cap Growth Fund                  Investors seeking capital appreciation
                                       who are willing to accept the risks of
                                       investing in a fund that invests
                                       primarily in growth-oriented common
                                       stocks of small cap companies

Small Cap Value Fund                   Investors seeking capital appreciation
                                       who are willing to accept the risks of
                                       investing in a fund that invests
                                       primarily in value-oriented common stocks of small cap companies

Tax Managed Equity Fund                Investors seeking capital appreciation
                                       who want to minimize the impact of taxes and who are willing to accept the risks of investing in a fund that invests primarily in common stocks

                             ASSET ALLOCATION FUNDS
FUND                                   MAY BE APPROPRIATE FOR . . .

Aggressive Allocation Fund             Investors seeking capital growth with the
                                       potential for above average total returns
                                       (as measured by the returns of the S&P
                                       500 Composite Stock Price Index) who are willing to accept the risks of investing in a fund that may allocate a high percentage of its assets in Underlying
                                       Armada Funds that focus their investments in equity securities

Balanced Allocation Fund               Investors seeking broad diversification
                                       by asset class and style to manage risk
                                       and provide the potential for above
                                       average total returns (as measured by the returns of the S&P 500 Composite Stock
                                       Price Index and the Lehman U.S. Aggregate
                                       Bond Index)

Conservative Allocation Fund           Investors seeking current income with the
                                       potential for above average total returns
                                       (as measured by the returns of the Lehman
                                       U.S. Aggregate Bond Index) who are
                                       willing to accept the risks of investing in a fund that may allocate a high percentage of its assets in Underlying
                                       Armada Funds that focus their investments in fixed income securities


                               FIXED INCOME FUNDS
FUND                                   MAY BE APPROPRIATE FOR . . .

Bond Fund                              Investors seeking current income who are
                                       willing to accept the risks of investing in a fund that invests primarily in fixed income securities

GNMA Fund                              Investors seeking current income who are
                                       willing to accept the risks of investing in a fund that invests primarily in mortgage-backed securities

Intermediate Bond Fund                 Investors seeking current income who are
                                       willing to accept the risks of investing in a fund that invests primarily in intermediate term fixed income securities

                               FIXED INCOME FUNDS
FUND                                   MAY BE APPROPRIATE FOR . . .

Limited Maturity Bond Fund             Investors seeking current income who are
                                       seeking to minimize share price
                                       volatility relative to our other fixed
                                       income funds and who are willing to
                                       accept the risks of investing in a fund
                                       that invests primarily in shorter term
                                       fixed income securities

Total Return Advantage Fund            Investors seeking total return with less
                                       share price volatility than a fund that
                                       invests primarily in equity securities
                                       who are willing to accept the risks of
                                       investing in a fund that invests
                                       primarily in fixed income securities

U.S. Government Income Fund            Investors seeking current income who are
                                       interested in the lower credit risk
                                       associated with a fund that invests
                                       primarily in U.S. government fixed income securities

                               TAX-FREE BOND FUNDS
FUND                                   MAY BE APPROPRIATE FOR . . .

Michigan Municipal Bond Fund           Investors seeking current income exempt
                                       from federal and Michigan income taxes
                                       who are willing to accept moderate share price volatility

National Tax Exempt Bond Fund          Investors seeking current income exempt
                                       from federal income tax who are willing
                                       to accept moderate share price volatility

Ohio Tax Exempt Bond Fund              Investors seeking current income exempt
                                       from federal and Ohio income taxes who
                                       are willing to accept moderate share
                                       price volatility Pennsylvania Municipal
                                       Bond Fund

Pennsylvania Municipal Bond Fund       Investors seeking current income exempt
                                       from federal and Pennsylvania income
                                       taxes who are willing to accept moderate share price volatility


INVESTMENT ADVISER AND INVESTMENT TEAMS

National City Investment Management Company, with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Adviser to the Funds. As of June 30, 2001, the Adviser had approximately $26 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services to institutional clients since 1995.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.

The Board of Trustees of the Trust supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.

Prior to April 18, 2001, National Asset Management Corporation ("NAM"), with its principal offices at 101 South Fifth Street, 5th Floor, Louisville, Kentucky 40202, served as sub-adviser to the Core Equity and Total Return Advantage Funds pursuant to an investment sub-advisory agreement between NAM and the Adviser. On April 18, 2001, the Adviser assumed full responsibility for management of the Core Equity and Total Return Advantage Funds. During the fiscal year ended May 31, 2001, NAM's fees were paid by the Adviser.

The table below shows the Adviser's management teams responsible for each Fund as well as the advisory fees the Adviser received for each Fund for the fiscal period ended May 31, 2001.

------------------------------------------ ------------------------------------- -----------------------------------
                                                                                      ADVISORY FEES PAID AS A
                                                                                       PERCENTAGE OF AVERAGE
                                                                                   NET ASSETS FOR THE FISCAL YEAR
FUND NAME                                  MANAGEMENT TEAM                               ENDED MAY 31, 2001
------------------------------------------ ------------------------------------- -----------------------------------
Core Equity Fund                           Equity Growth Team                                   0.75%
------------------------------------------ ------------------------------------- -----------------------------------
Equity Growth Fund                         Equity Growth Team                                   0.75%
------------------------------------------ ------------------------------------- -----------------------------------
Equity Index Fund                          Equity Team                                          0.20%
------------------------------------------ ------------------------------------- -----------------------------------
International Equity Fund                  Equity International Team                            1.15%
------------------------------------------ ------------------------------------- -----------------------------------
Large Cap Ultra Fund                       Equity Growth Team                                   0.75%
------------------------------------------ ------------------------------------- -----------------------------------
Large Cap Value Fund                       Equity Value Team                                    0.75%
------------------------------------------ ------------------------------------- -----------------------------------
Micro Cap Value Fund                       Equity Value Team                                    1.15%(1)
------------------------------------------ ------------------------------------- -----------------------------------
Mid Cap Growth Fund                        Equity Growth Team                                   1.00%
------------------------------------------ ------------------------------------- -----------------------------------
Small Cap Growth Fund                      Equity Growth Team                                   1.00%
------------------------------------------ ------------------------------------- -----------------------------------
Small Cap Value Fund                       Equity Value Team                                    1.00%
------------------------------------------ ------------------------------------- -----------------------------------
Tax Managed Equity Fund                    Equity Growth Team                                   0.75%
------------------------------------------ ------------------------------------- -----------------------------------
Aggressive Allocation Fund                 Quantitative Analysis Team                           0.25%(2)
------------------------------------------ ------------------------------------- -----------------------------------
Balanced Allocation Fund                   Quantitative Analysis Team                           0.75%
------------------------------------------ ------------------------------------- -----------------------------------
Conservative Allocation Fund               Quantitative Analysis Team                           0.25%(2)
------------------------------------------ ------------------------------------- -----------------------------------
Bond Fund                                  Taxable Fixed Income Team                            0.55%
------------------------------------------ ------------------------------------- -----------------------------------
GNMA Fund                                  Taxable Fixed Income Team                            0.55%
------------------------------------------ ------------------------------------- -----------------------------------
Intermediate Bond Fund                     Taxable Fixed Income Team                            0.40%
------------------------------------------ ------------------------------------- -----------------------------------
Limited Maturity Bond Fund                 Taxable Fixed Income Team                            0.35%
------------------------------------------ ------------------------------------- -----------------------------------
Total Return Advantage Fund                Taxable Fixed Income Team                            0.35%
------------------------------------------ ------------------------------------- -----------------------------------
U.S. Government Income Fund                Taxable Fixed Income Team                            0.55%
------------------------------------------ ------------------------------------- -----------------------------------

------------------------------------------ ------------------------------------- -----------------------------------
                                                                                      ADVISORY FEES PAID AS A
                                                                                       PERCENTAGE OF AVERAGE
                                                                                   NET ASSETS FOR THE FISCAL YEAR
FUND NAME                                  MANAGEMENT TEAM                               ENDED MAY 31, 2001
------------------------------------------ ------------------------------------- -----------------------------------
Michigan Municipal Bond Fund               Tax Exempt Fixed Income Team                         0.40%
------------------------------------------ ------------------------------------- -----------------------------------
National Tax Exempt Bond Fund              Tax Exempt Fixed Income Team                         0.40%
------------------------------------------ ------------------------------------- -----------------------------------
Ohio Tax Exempt Bond Fund                  Tax Exempt Fixed Income Team                         0.40%
------------------------------------------ ------------------------------------- -----------------------------------
Pennsylvania Municipal Bond Fund           Tax Exempt Fixed Income Team                         0.40%
------------------------------------------ ------------------------------------- -----------------------------------

(1) The Micro Cap Value Fund had not yet commenced operations as of the date of this Prospectus. The fee shown represents the contractual advisory fee rate that the Fund is obligated to pay the Adviser.
(2) The Aggressive Allocation Fund and Conservative Allocation Fund were in operation for less than a year as of May 31, 2001. The fees shown represent the contractual advisory fee rates that the Funds are obligated to pay the Adviser.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class H Shares of the Funds.

        CLASS H SHARES:

        -   A 1.00% front-end sales charge

        - Contingent deferred sales charge (back-end sales charge if you redeem within 18 months of initial purchase)

        -   12b-1 fees

        -   $500 minimum initial investment - no subsequent minimum investment

        -   $1 million maximum investment

        -   Does not convert to any other share class

        -   $50 minimum monthly investment through Planned Investment Program

        -   Intended for individual investors and retirement plans


HOW TO PURCHASE FUND SHARES


                                  NEW ACCOUNT SET UP                             ADDING TO AN EXISTING ACCOUNT
INTERNET                          Visit our site and click on "Open an Account   You may place your purchase order on our
www.armadafunds.com               Online." Or log on to our on line Forms Center Web Site using your established banking
                                  to print or complete an application on line.   instructions for payment. To authorize this
                                  Mail the application to the address            service, please complete an Account Change
                                  below. Unless you arrange to pay by wire or    Form or call 1-800-622-FUND (3863).
                                  ACH, write your check, payable in U.S.
                                  dollars, to "Armada Funds (Fund name)."  The
                                  Trust cannot accept third-party checks,
                                  credit cards, credit card checks or cash
TELEPHONE
1-800-622-FUND (3863)             Call our Investor Services Line to obtain an   Call our Investor Services Line to purchase
                                  application                                    additional shares. To authorize this
                                                                                 service, please complete an Account Change
                                                                                 Form or

                                                                                 call 1-800-622-FUND (3863).

MAIL                              Complete an application and mail it along      Make your check payable to "Armada Funds
                                  with a check payable, in U.S. dollars, to      (Fund Name)."  Please include your account
                                  "Armada Funds (Fund Name)."                    number on your check and mail it to the
                                           Armada Funds                          address at the left.
                                           P.O. Box 8421
                                           Boston, MA 02266-8421

                                  For overnight delivery mail to:
                                           Boston Financial Data Services
                                           Attn: Armada Funds
                                           66 Brooks Drive
                                           Braintree, MA 02184

                                  The trust cannot accept third-party checks, credit cards, credit card checks or cash.

AUTOMATED CLEARING HOUSE          Complete "Bank, Wire & Electronic Funds        A Planned Investment Program can be set up
("ACH")                           Transfer Instructions" when opening your       to automatically purchase shares on
                                  account to have funds directly transferred     designated dates during the month. Please
                                  from a bank account. A primary and secondary   see "Planned Investment Program" below.
                                  account may be established. Please note all
                                  electronic transfers will be on the primary
                                  account unless notified otherwise. Any changes
                                  in these instructions must be made in writing
                                  to Armada Funds and they will require a
                                  signature guarantee.

PLANNED INVESTMENT PROGRAM        With a $50 minimum initial investment and if   With current account information on your
                                  you have a checking or savings account with a  account, participation in the program can
                                  bank, you may purchase Class H Shares          arranged via the Internet or by calling
                                  automatically through regular deductions       1-800-622-FUND (3863).
                                  from your account in amounts of at least
                                  $50 per month per account.                     For existing accounts, without account
                                                                                 information, participation can be arranged
                                  You may arrange for participation in this      by completing an Account Change Form with
                                  program when a new account is established      banking information.  This form must
                                                                                 include a signature guarantee by a bank or
                                                                                 other financial institution.


WIRE                              To purchase shares by wire, call               Call 1-800-622-FUND (3863) prior to sending
                                  1-800.622.FUND (3863) to set up your account   the wire in order to obtain a confirmation
                                  to accommodate wire transactions and to        number and to ensure prompt and accurate
                                  receive a wire control number to be included   handling of funds.  Ask your bank to
                                  in the body of the wire. Ask your bank to      transmit immediately available funds by
                                  transmit immediately available funds by wire   wire as described at the left.  Please
                                  in the amount of your purchase to:             include your account number.
                                  State Street Bank and Trust Company
                                  ABA # 011000028                                The Fund and its transfer agent are not
                                  Account 99052755 Credit Armada Funds           responsible for the consequences of delays
                                  (Account Registration)                         resulting from the banking or Federal
                                  (Account Number)                               Reserve Wire system, or from incomplete
                                  (Wire Control Number)                          wiring instructions.

                                  Note: Your bank may charge you a fee for this service.

                                  The Fund and its transfer agent are not
                                  responsible for the consequences of delays resulting from the banking or Federal Reserve
                                  Wire system, or from incomplete wiring
                                  instructions.

FINANCIAL INTERMEDIARY            Contact your financial consultant. Please      Contact your financial consultant. Please
                                  note, your financial consultant or             note, your financial consultant or
                                  institution may charge a fee for its services. institution may charge a fee for its services.


BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

Your investment representative is responsible for transmitting all purchase and sale requests, investment information, documentation and money to the Fund on time. Certain investment representatives have agreements with the Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the investment representative must send your payment to the Funds by the time they price their shares on the following day. If your investment representative fails to do so, it may be responsible for any resulting fees or losses.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange is open for business (a "Business Day").

The Trust may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.


The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase order plus the applicable front-end shares charge. Daily NAV is calculated for each of the Funds each Business Day at the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the New York Stock Exchange is closed for trading.

The deadline for submitting a purchase order to the Transfer Agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time.

On any Business Day when the Bond Market Association ("BMA") recommends that the securities markets close early, each Fixed Income Fund and Tax Free Bond Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same Business Day credit for purchase and redemption orders received after the Fund's closing time and credit will be given to the next Business Day.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV, a Fund generally values its investment portfolio at market price. In the event that a sale of a particular fixed income security is not reported for that day, fixed income securities are priced at the mean between the most recent quoted bid and asked prices. Unlisted securities and securities traded on a national securities market for which market quotations are readily available are valued at the mean between the most recent bid and asked prices.

In the event that a sale of a particular equity security is not reported for that day, shares are priced at the last bid quotation. If market prices are unavailable or a Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

Some Funds may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Sometimes the price of a security trading on a foreign exchange may be affected by events that happen after the exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security's last quoted price. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Funds.

SALES CHARGES

FRONT-END SALES CHARGES

The offering price of Class H Shares is the NAV next calculated after a Fund receives your request, plus the front-end sales load.

From time to time, the Adviser may pay from its own resources a fee to financial institutions that generate purchase orders. These fees are described in our Statement of Additional Information.

REPURCHASE OF CLASS H SHARES

You may repurchase any amount of Class H Shares of any Fund at NAV without the normal front-end sales charge, up to the limit of the value of any amount of Class H Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 180 days. In effect, this allows you to reacquire shares that you may have had to redeem, without paying another front-end sales charge. To exercise this privilege, the Fund must receive your purchase order within 180 days of your redemption. In addition, you must notify the Fund when you send in your purchase order that you are repurchasing shares and would like to exercise this option.


CONTINGENT DEFERRED SALES CHARGES

If you sell your Class H Shares within 18 months of purchase, you will pay a contingent deferred sales charge of 1.00% on either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after the Fund receives your sale request in good order, whichever is less. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions, so you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of Class H Shares of one Fund for Class H Shares of another Fund.

When an investor redeems his or her Class H Shares, the redemption order is processed to minimize the amount of the contingent deferred sales charge that will be charged. Class H Shares are redeemed first from those Class H Shares that are not subject to the deferred sales load (i.e., Class H Shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the Class H Shares that have been held the longest.

The contingent deferred sales charge will be waived if you sell your Class H Shares for the following reasons:

-   redemptions following the death or disability of a shareholder;

- redemptions representing a minimum required distribution from an IRA or a custodial account to a shareholder who has reached 70 1/2 years of age;

- minimum required distributions from an IRA or a custodial account to a shareholder who has died or become disabled;

- redemptions by participants in a qualified plan for retirement loans, financial hardship, certain participant expenses and redemptions due to termination of employment with plan sponsor;

-   redemptions by a settlor of a living trust;

- redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the value of shares held in the account is less than the minimum account size;

-   return of excess contributions;

- redemptions following the death or disability of both shareholders in the case of joint accounts;

-   exchanges of Class H Shares for Class H Shares of other Funds of the Trust;

- distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan;

- exchange of Class H Shares for Class I Shares of the same Fund by a financial institution on behalf of its customers who beneficially own such shares through a fiduciary account; and

- redemptions by participants in a qualified plan who transfer funds from an Armada fund to a non-Armada fund available through the plan.

 GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy Class H Shares and receives a servicing fee after 12 months and then as long as you hold your shares.

From time to time, some financial institutions may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

HOW TO SELL YOUR FUND SHARES

Holders of Class H Shares may sell shares by following the procedures established when they opened their account or accounts.

INTERNET
www.armadafunds.com                   The minimum amount for Internet redemption
                                      is $100. You may arrange for participation
                                      in a Systematic Withdrawal Plan (see below
                                      for more information). To authorize this
                                      service, please complete an Account Change
                                      Form or call 1-800-622-FUND (3863).
TELEPHONE
1-800-622-FUND (3863)                 Call with your account name, number, and
                                      amount of redemption (minimum amount is
                                      $100). Redemptions will be sent to the
                                      shareholder's address or bank account on record.

SYSTEMATIC WITHDRAWAL                 If you have at least $1,000 in your
PLAN                                  account, you may use the Systematic
                                      Withdrawal Plan. Under the plan you may
                                      arrange periodic automatic withdrawals of at least $100 from any Fund. There will be no deferred sales charge on systematic withdrawals made on Class H Shares, as long as the amounts withdrawn do not exceed 10% annually of the account balance. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, via electronic transfer to your account. Participation in this program can be arranged when completing an account application or an Account Change Form, via the Internet, or calling our Investor
                                      Services line.

FINANCIAL INTERMEDIARY                Contact your financial consultant. Your
                                      financial consultant or institution may
                                      charge a fee for its services, in addition to the fees charged by the Fund.

RECEIVING YOUR MONEY

If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to sell $100,000 or more of your shares, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share for redemption requests received in good order by the Fund will be the next NAV determined less any applicable deferred sales charge. Good order means that your request includes complete information and legal requirements on your redemption.

See "Contingent Deferred Sales Charges" on page ___ for information concerning the application of contingent deferred sales charges.

Normally, we will send your sale proceeds within seven days after we receive your request in good order. Good order means that your request includes complete information on your redemption. Your proceeds can be wired to your bank account or sent to you by check. Armada Funds does not charge a fee to wire your funds; however, your institution may charge a fee.

IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS, YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 10 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of a Fund's remaining shareholders), we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. The Armada Tax Managed Equity Fund may fund redemptions of $1 million or more with appreciated securities rather than cash.

INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Trust may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b) the NYSE is closed for other than customary weekend and holiday closings;

(c) the SEC has by order permitted such suspension; or

(d) an emergency exists as a result of which: (i) disposal by the Trust of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Trust to determine the fair market value of its net assets.

HOW TO EXCHANGE YOUR SHARES

You may exchange your shares on any Business Day. Deadline for submitting same day exchange order to the Transfer Agent is 4:00 p.m. Eastern Time.

INTERNET
www.armadafunds.com                   You may exchange your shares through the
                                      Internet. The minimum amount for Internet exchange into a new fund is $500. You may arrange for participation in a Systematic
                                      Exchange Plan (see Systematic Exchange
                                      Plan below for more information). To
                                      authorize this service, please call
                                      1-800-622-FUND (3863) or visit our Forms
                                      Center online to obtain an Account Change
                                      Form.


TELEPHONE

1-800-622-FUND (3863)                 Call with your account name, number, and
                                      amount of exchange into existing account
                                      (minimum amount is $500). To authorize
                                      this service, please complete an Account
                                      Change Form or call 1-800-622-FUND (3863).

SYSTEMATIC EXCHANGE PROGRAM           Exchange existing Class H Shares of the
                                      Armada Money Market Fund for Class H
                                      Shares of any other Armada Fund
                                      automatically, at periodic intervals. The minimum exchange is $50.

MAIL

                                      Indicate which existing fund you would
                                      like to transfer to (you may exchange
                                      only within the same share class) and
                                      mail to the following address:
                                                  Armada Funds
                                                  P.O. Box 8421
                                                  Boston, MA 02266-8421
                                      For overnight delivery mail to:
                                                  Boston Financial Data Services
                                                  Attn: Armada Funds
                                                  66 Brooks Drive
                                                  Braintree, MA 02184
                                      The exchange minimum is at least $500.

FINANCIAL INTERMEDIARY                Contact your financial consultant. Your
                                      financial consultant or institution may
                                      charge a fee for its services.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

The exchange privilege is a convenient way to respond to changes in investment goals or in market conditions. This privilege is not designed for market-timing (switching money into investments in anticipation of rising prices or taking money out in anticipation of the market falling). As money is shifted in and out, a Fund incurs expenses for buying and selling securities. These costs are borne by all Fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges to one exchange every two months. The Trust may contact a shareholder who exceeds the limit and, if a market-timing pattern continues, management of the Trust may revoke the shareholder's privilege to purchase shares of a Fund through exchanges. Management of the Trust reserves the right to limit, amend or impose charges upon, terminate or otherwise modify the exchange privilege. You will be provided 60 days' notice before any material change to the exchange privilege is made. Any modification to the exchange privilege will not otherwise affect your right to redeem shares.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after the Fund receives your exchange request.

You may exchange Class H Shares of any Armada Fund for Class H Shares of any other Armada Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange in this manner, provided you hold your shares for at least 18 months from your initial purchase.

TELEPHONE AND INTERNET TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although the Trust has certain safeguards and procedures to confirm the authenticity of instructions, the Trust is not responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone or via the Internet, you will generally bear the risk of any loss, provided the Fund has followed reasonable procedures to confirm the authenticity of instructions.

SYSTEMATIC EXCHANGE PROGRAM AVAILABLE TO CLASS H SHARES

If you would like to enter a systematic exchange program concerning Class H Shares you must exchange them within six or twelve months from the date of purchase.

You may arrange for participation in this program via the Internet at www.armadafunds.com, by calling 1-800-622-FUND (3863) or by completing an account application.

Note that exchanges between share classes will be treated as a sale and a subsequent purchase.

DISTRIBUTION OF FUND SHARES

Each Fund has adopted a distribution plan with respect to Class H Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940, that allows each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Distribution fees for Class H Shares, as a percentage of average daily net assets, are as follows: (i) 0.65% with respect to the Aggressive Allocation and Conservative Allocation Funds; and (ii) 0.75% with respect to each other Fund.

Each Fund also has adopted a shareholder services plan that permits the Fund to use its assets to pay for services provided by financial institutions to their customers who hold Class H Shares of the Fund. Each Fund may pay these institutions up to 0.25% of the average daily net assets attributable to Class H Shares for these shareholder services.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAXES

The following Funds distribute income at least annually:

         Armada International Equity Fund
         Armada Micro Cap Value Fund
         Armada Small Cap Growth Fund
         Armada Small Cap Value Fund

The following Funds distribute income quarterly:

         Armada Core Equity Fund
         Armada Equity Growth Fund
         Armada Equity Index Fund
         Armada Large Cap Ultra Fund
         Armada Large Cap Value Fund
         Armada Mid Cap Growth Fund
         Armada Tax Managed Equity Fund
         Armada Aggressive Allocation Fund
         Armada Balanced Allocation Fund

The following Funds distribute income monthly:

         Armada Conservative Allocation Fund
         Armada Bond Fund
         Armada GNMA Fund
         Armada Intermediate Bond Fund
         Armada Limited Maturity Bond Fund
         Armada Total Return Advantage Fund
         Armada U.S. Government Income Fund
         Armada Michigan Municipal Bond Fund
         Armada National Tax Exempt Bond Fund
         Armada Ohio Tax Exempt Bond Fund
         Armada Pennsylvania Municipal Bond Fund

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend and/or capital gain distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the

Internet at www.armadafunds.com, or you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid the next day if done through the Internet or after the Fund receives your written notice.

FEDERAL TAXES

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions (other than exempt-interest dividends discussed below) will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

In selecting portfolio securities to be sold, the Funds use tax management techniques that are intended to minimize capital gains and enhance after-tax returns.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxable on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund or an in-kind redemption, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

It is expected that the Armada International Equity Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The Armada International Equity Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

The Armada Michigan Municipal Bond Fund, Armada National Tax Exempt Bond Fund, Armada Ohio Tax Exempt Bond Fund, and Armada Pennsylvania Municipal Bond Fund (the "Tax Free Bond Funds") anticipate that substantially all of their income dividends will be "exempt interest dividends," which are exempt from federal income taxes. However, some dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Interest on indebtedness incurred by a shareholder to purchase or carry shares of any Tax Free Bond Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax Free Bond Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or localities within the state. The Armada Pennsylvania Municipal Bond Fund intends to distribute income that is exempt from Pennsylvania personal income taxes. The Armada Ohio Tax Exempt Bond Fund intends to distribute income that is exempt from Ohio personal income taxes. The Armada Michigan Municipal Bond Fund intends to distribute income that is exempt from Michigan income taxes. Shareholders should consult their tax advisers regarding the tax status of distributions in their states and localities.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

Class H Shares of the Funds are new and have no performance history. For this reason, the tables that follow present performance information about Class A Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's or share class' operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

Except as stated otherwise below, the financial highlights have been audited by Ernst & Young LLP, independent auditors, whose report, along with each Fund's financial statements, are included in the annual report and are incorporated by reference into the Statement of Additional Information.

In June 2000, the Parkstone Bond, Large Capitalization, U.S. Government Income, Michigan Municipal Bond, and Mid Capitalization Funds were reorganized into the Armada Bond, Large Cap Ultra, U.S. Government Income, Michigan Municipal Bond, and Mid Cap Growth Funds, respectively. In connection with this reorganization, each of these Armada Funds adopted the financial highlights, financial statements and performance history of its corresponding acquired Parkstone Fund. The Financial Highlights for these Funds for the periods presented through May 31, 1999 were audited by the former independent auditors to The Parkstone Group of Funds.

No financial highlights are presented for the Micro Cap Value Fund because the Fund had not commenced operations as of the date of this prospectus.

You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).

For a Portfolio Share Outstanding Throughout the Years Ended May 31, Unless Otherwise Indicated

                                               Realized and
                                               Unrealized
                         Net Asset  Net        Gains        Dividends    Distributions                          Net Assets
                         Value,     Investment (Losses)     from Net     from Net       Net Asset               End of
                         Beginning  Income/    on           Investment   Realized       Value, End   Total      Period
                         of Period  (Loss)     Securities   Income       Capital Gains  of Period    Return+    (000)
CORE EQUITY FUND
CLASS A
2001                     $14.80      $(0.02)     $(0.70)     $(0.00)     $(1.92)        $12.16         (5.91)%    $   3,987
2000                      13.71       (0.00)       1.62       (0.00)      (0.53)         14.80         11.98          4,146
1999(1)                   11.34       (0.05)       2.93       (0.00)      (0.51)         13.71         25.78          1,731
1998(2)                   10.00        0.04        1.34       (0.04)      (0.00)         11.34         13.85            408
EQUITY GROWTH FUND
CLASS A
2001(1)                  $28.76      $(0.07)     $(3.40)     $(0.00)     $(1.12)        $24.17        (12.53)%    $ 139,717
2000(1)                   24.55       (0.06)       4.53       (0.00)      (0.26)         28.76         18.22        180,000
1999(1)                   21.35       (0.09)       4.28       (0.00)      (0.99)         24.55         19.88        156,356
1998                      18.67       (0.04)       4.99       (0.00)      (2.27)         21.35         28.32         12,380
1997                      18.05        0.05        4.66       (0.06)(3)   (4.03)         18.67         29.24          6,931
EQUITY INDEX FUND
CLASS A
2001                     $12.22      $ 0.08      $(1.40)     $(0.08)     $(0.00)        $10.82        (10.82)%    $   7,777
2000                      11.29        0.09        1.01       (0.11)      (0.06)         12.22          9.70          8,253
1999(4)                    9.09        0.07        2.18       (0.05)      (0.00)         11.29         24.83          3,892
INTERNATIONAL EQUITY FUND
CLASS A
2001(1)                  $14.97      $(0.01)     $(3.15)     $(0.00)     $(1.00)        $10.81        (22.88)%    $  15,390
2000                      10.87       (0.03)       4.21       (0.01)      (0.07)         14.97         38.50          3,618
1999                      10.82       (0.01)       0.10       (0.04)      (0.00)         10.87          0.84          1,127
1998(5)                   10.00        0.04        0.79       (0.01)      (0.00)         10.82          8.28            276
LARGE CAP ULTRA FUND
CLASS A
2001(1)                  $19.81      $(0.10)     $(4.67)     $(0.00)     $(2.59)        $12.45        (26.36)%    $  13,114
2000                      19.67       (0.06)       4.98       (0.00)      (4.78)         19.81         26.66         21,550
1999                      16.19       (0.11)       3.89       (0.00)      (0.30)         19.67         23.42         24,513
1998(6)                   14.44       (0.06)       3.51       (0.03)(9)   (1.67)         16.19         25.95         21,628
1997(7)                   11.23       (0.00)       3.30       (0.01)      (0.08)         14.44         29.52         12,260
1996(7,8)                 10.00        0.03        1.23       (0.03)      (0.00)         11.23          8.99          1,657



                                                                 Ratio of Net
                                                                 Investment
                          Ratio of                Ratio          Income/
                          Expenses  Ratio of Net  of Expenses    (Loss) to
                          to        Investment    to Average     Average
                          Average   Income/(Loss) Net Assets     Net Assets   Portfolio
                          Net       to Average    (Before Fee    (Before Fee  Turnover
                          Assets    Net Assets    Waivers)       Waivers)     Rate
CORE EQUITY FUND
CLASS A
2001                         1.24%      (0.17)%      1.29%        (0.22)%      34%
2000                         1.25       (0.22)       1.31         (0.28)       37
1999(1)                      1.23       (0.40)       1.23         (0.40)       43
1998(2)                      1.14        0.14        1.30          0.04        60
EQUITY GROWTH FUND
CLASS A
2001(1)                      1.18%      (0.28)%      1.23%        (0.33)%      18%
2000(1)                      1.15       (0.24)       1.21         (0.30)       25
1999(1)                      1.17       (0.36)       1.17         (0.36)       57
1998                         1.23       (0.26)       1.23         (0.26)      260
1997                         1.22        0.25        1.22          0.25       197
EQUITY INDEX FUND
CLASS A
2001                         0.61%       0.69%       0.86%         0.44%       15%
2000                         0.59        0.77        0.84          0.52        48
1999(4)                      0.36        1.22        0.71          0.87         9
INTERNATIONAL EQUITY FUND
CLASS A
2001(1)                      1.70%      (0.11)%      1.75%        (0.16)%     161%
2000                         1.68       (0.19)       1.74         (0.25)      124
1999                         1.68       (0.04)       1.68         (0.04)       78
1998(5)                      1.39        1.49        1.47          1.41        28
LARGE CAP ULTRA FUND
CLASS A
2001(1)                      1.22%      (0.61)%      1.27%        (0.66)%     102%
2000                         1.30       (0.61)       1.30         (0.61)       82
1999                         1.35       (0.59)       1.35         (0.59)       51
1998(6)                      1.35       (0.45)       1.35         (0.45)       25
1997(7)                      1.37       (0.14)       1.37         (0.14)       48
1996(7,8)                    1.40        0.31        2.62         (0.91)       86


+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1) Per share data calculated using average shares outstanding method.
(2) Core Equity Fund Class A commenced operations on August 1, 1997. All ratios for the period have been annualized.
(3) Includes distributions in excess of net investment income of $(0.01) for Class A of the Equity Growth Fund.
(4) Equity Index Fund Class A commenced operations on October 15, 1998. All ratios for the period have been annualized.
(5) International Equity Fund Class A commenced operations on August 1, 1997. All ratios for the period have been annualized.
(6) For the eleven month period ended May 31, 1998. All ratios for the period have been annualized.
(7) For the year ended June 30.
(8) Large Cap Ultra Fund Class A commenced operations on February 1, 1996. All ratios for the period have been annualized.
(9) Includes a tax return of capital of $(0.03) for Class A of the Large Cap Ultra Fund.

For a Portfolio Share Outstanding Throughout the Years Ended May 31, Unless Otherwise Indicated


                                                   Realized and
                                                   Unrealized
                         Net Asset    Net          Gains         Dividends    Distributions                              Net Assets
                         Value,       Investment   (Losses)      from Net     from Net         Net Asset                 End of
                         Beginning    Income/      on            Investment   Realized         Value, End    Total       Period
                         of Period    (Loss)       Securities    Income       Capital Gains    of Period     Return+     (000)

LARGE CAP VALUE FUND (FORMERLY EQUITY INCOME FUND)
CLASS A
2001                     $16.00         $0.21         $1.71        $(0.24)       $(0.32)       $17.36         12.42%        $43,511
2000                      18.79          0.30         (1.87)        (0.31)        (0.91)        16.00         (8.30)          9,070
1999                      17.51          0.21          1.55         (0.23)        (0.25)        18.79         10.40          11,075
1998                      14.86          0.26          3.41         (0.29)        (0.73)        17.51         25.41           2,151
1997                      12.65          0.31          2.68         (0.27)        (0.51)        14.86         24.33             410
MID CAP GROWTH FUND
CLASS A
2001(1)                  $15.53        $(0.10)       $(3.09)       $(0.00)       $(4.54)        $7.80        (24.23)%       $28,107
2000(1)                   14.10         (0.15)         6.23         (0.00)        (4.65)        15.53         51.48          46,183
1999                      14.98         (0.19)         1.15         (0.00)        (1.84)        14.10          8.08          50,605
1998(2)                   15.72         (0.14)         2.51         (0.00)        (3.11)        14.98         16.84          90,183
1997(3)                   20.71         (0.16)         1.30         (0.00)        (6.13)        15.72          5.78          80,634
1996(3)                   16.56         (0.16)         4.97         (0.00)        (0.66)        20.71         29.57          66,260
SMALL CAP GROWTH FUND
CLASS A
2001(1)                  $14.81        $(0.09)       $(1.92)       $(0.00)       $(1.36)       $11.44        (14.97)%       $31,327
2000(1)                   10.11         (0.07)         4.77         (0.00)        (0.00)        14.81         46.49           2,710
1999(1)                   11.68         (0.05)        (1.41)        (0.00)        (0.11)        10.11        (12.54)          1,089
1998(4)                   10.00          0.01          1.71         (0.01)        (0.03)        11.68         17.18             331
SMALL CAP VALUE FUND
CLASS A
2001                     $14.77         $0.19         $4.23        $(0.21)       $(0.41)       $18.57         30.55%        $12,315
2000                      13.31          0.27          1.38         (0.19)        (0.00)        14.77         12.59           9,727
1999                      15.47          0.06         (0.85)        (0.04)        (1.33)        13.31         (4.38)         11,542
1998                      14.95          0.01          2.84         (0.04)        (2.29)        15.47         19.51          10,634
1997                      12.94          0.08          2.83         (0.05)        (0.85)        14.95         23.26           4,929
TAX MANAGED EQUITY FUND
CLASS A
2001                     $14.33        $(0.01)       $(1.67)       $(0.00)       $(0.03)       $12.62        (11.76)%       $17,645
2000                      12.16          0.00          2.18         (0.00)        (0.01)        14.33         18.01          17,372
1999                       9.93          0.04          2.24         (0.04)        (0.01)        12.16         23.03           7,353
1998(5)                   10.10         (0.00)        (0.17)        (0.00)        (0.00)         9.93         (1.49)             10



                                                                 Ratio of Net
                                                                 Investment
                          Ratio of                  Ratio        Income/
                          Expenses    Ratio of Net  of Expenses  (Loss) to
                          to          Investment    to Average   Average
                          Average     Income/(Loss) Net Assets   Net Assets       Portfolio
                          Net         to Average    (Before Fee  (Before Fee      Turnover
                          Assets      Net Assets    Waivers)     Waivers)         Rate

LARGE CAP VALUE FUND (FORMERLY EQUITY INCOME FUND)
CLASS A
2001                     1.22%         1.29%          1.27%        1.24%           67%
2000                     1.17          1.82           1.23         1.76            40
1999                     1.18          1.82           1.18         1.82            19
1998                     1.17          1.62           1.17         1.62            18
1997                     1.26          2.17           1.26         2.17            35
MID CAP GROWTH FUND
CLASS A
2001(1)                  1.50%        (0.88)%         1.55%       (0.93)%         191%
2000(1)                  1.54         (1.00)          1.54        (1.00)          110
1999                     1.57         (1.00)          1.57        (1.00)          100
1998(2)                  1.55         (1.02)          1.55(1)     (1.02)           38
1997(3)                  1.56         (1.05)          1.56        (1.05)           38
1996(3)                  1.54         (0.94)          1.54        (0.94)           49
SMALL CAP GROWTH FUND
CLASS A
2001(1)                  1.52%        (0.69)%         1.57%       (0.74)%         174%
2000(1)                  1.48         (0.53)          1.54        (0.59)          155
1999(1)                  1.51         (0.51)          1.51        (0.51)          159
1998(4)                  1.23         (0.32)          1.34        (0.43)           31
SMALL CAP VALUE FUND
CLASS A
2001                     1.45%         1.10%          1.50%        1.05%          128%
2000                     1.46          1.72           1.52         1.66           120
1999                     1.38          0.44           1.38         0.44            79
1998                     1.23          0.19           1.23         0.19            89
1997                     1.22          0.57           1.22         0.51            64
TAX MANAGED EQUITY FUND
CLASS A
2001                     1.22%        (0.14)%         1.27%       (0.19)%           1%
2000                     1.20         (0.06)          1.26        (0.12)            3
1999                     1.09          0.11           1.27        (0.07)            5
1998(5)                  0.54          0.63           1.24        (0.07)            0


+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1) Per share data calculated using average shares outstanding method.
(2) For the eleven month period ended May 31, 1998. All ratios for the period have been annualized.
(3) For the year ended June 30.
(4) Small Cap Growth Fund Class A commenced operations on August 1, 1997. All ratios for the period have been annualized.
(5) Tax Managed Equity Fund Class A commenced operations on May 11, 1998. All ratios for the period have been annualized.

For a Portfolio Share Outstanding Throughout the Years Ended May 31, Unless Otherwise Indicated



                                                         Realized and
                                                         Unrealized
                               Net Asset    Net          Gains         Dividends    Distributions                        Net Assets
                               Value,       Investment   (Losses)      from Net     from Net       Net Asset             End of
                               Beginning    Income/      on            Investment   Realized       Value, End  Total     Period
                               of Period    (Loss)       Securities    Income       Capital Gains  of Period   Return+   (000)

AGGRESSIVE ALLOCATION FUND
CLASS A
2001(1)                         $10.00         $0.02       $(0.06)       $(0.01)       $(0.00)      $9.95       (0.38)%      $2,500
BALANCED ALLOCATION FUND
CLASS A
2001                            $11.68         $0.29       $(0.46)       $(0.24)       $(1.55)      $9.72       (1.92)%     $13,592
2000                             10.31          0.23         1.35         (0.21)        (0.00)      11.68       15.48         3,965
1999(2)                           9.74          0.14         0.57         (0.14)        (0.00)      10.31        7.26         1,466
CONSERVATIVE ALLOCATION FUND
CLASS A
2001(3)                         $10.00         $0.07        $0.02        $(0.05)       $(0.00)     $10.04        0.90%       $2,522
BOND FUND*
CLASS A
2001                             $9.40         $0.59        $0.34        $(0.60)       $(0.00)      $9.73       10.26%       $8,944
2000                              9.95          0.57        (0.55)        (0.57)        (0.00)       9.40        0.05        10,237
1999                             10.27          0.53        (0.29)        (0.54)        (0.02)       9.95        2.55        11,916
1998(4)                           9.95          0.53         0.33         (0.54)        (0.00)      10.27        8.83        16,669
1997(5)                           9.78          0.58         0.17         (0.58)        (0.00)       9.95        7.92        19,760
1996(5)                           9.94          0.59        (0.16)        (0.59)        (0.00)       9.78        4.27        20,175
GNMA FUND
CLASS A
2001                             $9.75         $0.60        $0.47        $(0.59)       $(0.00)     $10.23       11.27%       $1,113
2000                             10.10          0.57        (0.35)        (0.57)        (0.00)       9.75        2.33         1,231
1999                             10.36          0.59        (0.20)        (0.58)        (0.07)      10.10        3.77         1,497
1998                             10.15          0.58         0.31         (0.58)        (0.10)      10.36        8.90           549
1997(6)                          10.02          0.45         0.23         (0.45)       (0.10)7      10.15        7.06           128


                                                                       Ratio of Net
                                                                       Investment
                              Ratio of                    Ratio        Income/
                              Expenses      Ratio of Net  of Expenses  (Loss) to
                              to            Investment    to Average   Average
                              Average       Income/(Loss) Net Assets   Net Assets       Portfolio
                              Net           to Average    (Before Fee  (Before Fee      Turnover
                              Assets        Net Assets    Waivers)     Waivers)         Rate

AGGRESSIVE ALLOCATION FUND
CLASS A
2001(1)                         0.63%         0.85%        1.01%        0.47%           5%
BALANCED ALLOCATION FUND
CLASS A
2001                            1.28%         2.06%        1.33%        2.00%         161%
2000                            1.26          1.95         1.32         1.89          182
1999(2)                         1.31          2.50         1.31         2.50          116
CONSERVATIVE ALLOCATION FUND
CLASS A
2001(3)                         0.62%         2.95%        1.00%        2.57%           5%
BOND FUND*
CLASS A
2001                            0.97%         6.14%        1.02%        6.09%          73%
2000                            1.12          5.89         1.14         5.87          155
1999                            1.19          5.29         1.28         5.20          269
1998(4)                         1.19          5.81         1.28         5.72          546
1997(5)                         1.19          5.88         1.28         5.79          827
1996(5)                         1.19          5.71         1.28         5.62        1,189
GNMA FUND
CLASS A
2001                            1.05%         5.94%        1.10%        5.89%          47%
2000                            1.05          5.79         1.11         5.73           79
1999                            1.03          5.67         1.03         5.67           85
1998                            1.09          5.54         1.09         5.54          291
1997(6)                         1.12          6.17         1.12         6.17           57

+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
* Effective June 9, 2000, the Parkstone Bond Fund was merged into the Armada Bond Fund. The financial highlights for the periods prior to June 9, 2000 reflect the performance history of the Parkstone Bond Fund. The net asset values at the beginning of each period and the changes in net asset values, including the net asset values at the end of each period listed have been restated to reflect the conversion rate of .9725738 for Class A on the date of the reorganization.
(1) The Aggressive Allocation Fund Class A commenced operations on March 6, 2001. All ratios for the period have been annualized.
(2) The Balanced Allocation Fund Class A commenced operations on July 31, 1998. All ratios for the period have been annualized.
(3) The Conservative Allocation Fund Class A commenced operations on March 6, 2001. All ratios for the period have been annualized.
(4) For the eleven month period ended May 31, 1998. All ratios for the period have been annualized.
(5) For the year ended June 30.
(6) GNMA Fund Class A commenced operations on September 11, 1996. All ratios for the period have been annualized.
(7) Includes distributions in excess of net realized capital gains of $(0.09) for Class A of the GNMA Fund.

    For a Portfolio Share Outstanding Throughout the Years Ended May 31, Unless Otherwise Indicated


                                                         Realized and
                                                         Unrealized
                               Net Asset    Net          Gains         Dividends    Distributions                        Net Assets
                               Value,       Investment   (Losses)      from Net     from Net       Net Asset             End of
                               Beginning    Income/      on            Investment   Realized       Value, End  Total     Period
                               of Period    (Loss)       Securities    Income       Capital Gains  of Period   Return+   (000)


INTERMEDIATE BOND FUND
CLASS A
2001                          $9.92         $0.62        $0.34        $(0.62)       $(0.00)         $10.26      9.88%     $8,172
2000                          10.41          0.61        (0.48)        (0.61)        (0.01)           9.92      1.25       3,874
1999                          10.63          0.54        (0.16)        (0.54)        (0.06)          10.41      3.54       5,129
1998                          10.42          0.58         0.21         (0.58)        (0.00)          10.63      7.71       3,288
1997                          10.35          0.57         0.07         (0.57)        (0.00)          10.42      6.36       3,720
LIMITED MATURITY BOND FUND
CLASS A
2001                          $9.74         $0.60        $0.16        $(0.60)       $(0.00)          $9.90      7.99%     $5,022
2000                           9.99          0.56        (0.24)        (0.57)        (0.00)           9.74      3.47         873
1999                          10.08          0.56        (0.05)        (0.55)        (0.05)           9.99      4.94         550
1998                          10.00          0.57         0.09         (0.57)        (0.01)          10.08      6.68         559
1997                          10.02          0.57         0.01         (0.57)        (0.03)          10.00      5.91       2,051
TOTAL RETURN ADVANTAGE FUND
CLASS A
2001                          $9.47         $0.55        $0.56        $(0.56)       $(0.00)         $10.02     12.00%     $1,183
2000                           9.98          0.57        (0.44)       (0.58)1        (0.06)           9.47      1.41       5,035
1999                          10.25          0.56        (0.23)        (0.56)        (0.04)           9.98      3.18       4,686
1998                           9.89          0.61         0.36         (0.61)        (0.00)          10.25     10.08         640
1997                           9.87          0.64         0.16         (0.64)       (0.14)2           9.89      8.35       2,186
U.S. GOVERNMENT INCOME FUND
CLASS A
2001                          $8.77         $0.55        $0.45        $(0.55)       $(0.00)          $9.22     11.66%    $13,863
2000                           9.13          0.54        (0.37)        (0.53)        (0.00)           8.77      1.96      20,790
1999                           9.27          0.55        (0.14)        (0.55)        (0.00)           9.13      4.46      38,190
1998(3)                        9.15          0.61         0.08        (0.57)5        (0.00)           9.27      7.80      54,710
1997(4)                        9.25          0.70        (0.10)       (0.70)6        (0.00)           9.15      6.86      58,589
1996(4)                        9.42          0.73        (0.17)       (0.73)7        (0.00)           9.25      5.97      52,250



                                                                       Ratio of Net
                                                                       Investment
                              Ratio of                    Ratio        Income/
                              Expenses    Ratio of Net    of Expenses  (Loss) to
                              to          Investment      to Average   Average
                              Average     Income/(Loss)   Net Assets   Net Assets    Portfolio
                              Net         to Average      (Before Fee  (Before Fee   Turnover
                              Assets      Net Assets      Waivers)     Waivers)      Rate

INTERMEDIATE BOND FUND
CLASS A
2001                           0.84%         6.09%        1.04%        5.89%         133%
2000                           0.83          5.97         1.04         5.76          201
1999                           0.86          4.96         1.00         4.82          256
1998                           0.91          5.48         1.06         5.33          160
1997                           0.96          5.52         1.05         5.44          217
LIMITED MATURITY BOND FUND
CLASS A
2001                           0.65%         5.88%        0.83%        5.70%          87%
2000                           0.64          5.74         0.84         5.54           90
1999                           0.53          5.39         0.75         5.17          190
1998                           0.41          5.65         0.80         5.26          135
1997                           0.31          5.63         0.75         5.18          225
TOTAL RETURN ADVANTAGE FUND
CLASS A
2001                           0.76%         5.70%        1.04%        5.42%         182%
2000                           0.73          5.92         1.02         5.63          121
1999                           0.69          5.48         0.89         5.28          142
1998                           0.54          6.14         0.97         5.71          170
1997                           0.41          6.46         0.96         5.91          169
U.S. GOVERNMENT INCOME FUND
CLASS A
2001                           1.03%         6.03%        1.08%        5.98%          78%
2000                           1.08          6.03         1.19         5.92           74
1999                           1.00          5.92         1.34         5.58           53
1998(3)                        1.00          7.20         1.34         6.86          279
1997(4)                        1.02          7.64         1.36         7.30          500
1996(4)                        1.01          7.70         1.35         7.36          348




+ Total return is for the period indicated and has not been annualized, unless otherwise indicated. Total return excludes sales charge.
(1) Includes distribution in excess of net investment income of $ (0.01) for Class A of the Total Return Advantage Fund.
(2) Includes distribution in excess of net realized capital gains of $ (0.14) for Class A of the Total Return Advantage Fund.
(3) For the eleven month period ended May 31, 1998. All ratios for the period have been annualized.
(4) For the year ended June 30.
(5) Includes a tax return of capital of $(0.04) for Class A of the U.S. Government Income Fund.
(6) Includes a tax return of capital of $(0.11) for Class A of the U.S. Government Income Fund.
(7) Includes a tax return of capital of $(0.08) for Class A of the U.S. Government Income Fund.

For a Portfolio Share Outstanding Throughout the Years Ended May 31, Unless Otherwise Indicated

                                                           Realized and
                                                           Unrealized
                               Net Asset      Net          Gains         Dividends    Distributions                       Net Assets
                               Value,         Investment   (Losses)      from Net     from Net       Net Asset            End of
                               Beginning      Income/      on            Investment   Realized       Value, End  Total    Period
                               of Period      (Loss)       Securities    Income       Capital Gains  of Period   Return+  (000)

MICHIGAN MUNICIPAL BOND FUND
CLASS A
2001                             $10.38         $0.49        $0.55        $(0.49)       $(0.00)       $10.93      10.13%    $13,816
2000                              10.91          0.45        (0.53)        (0.44)        (0.01)        10.38      (0.68)     14,799
1999                              11.06          0.44        (0.08)        (0.44)        (0.07)        10.91       3.38      28,305
1998(1)                           10.89          0.42         0.23         (0.45)        (0.03)        11.06       5.96      38,536
1997(2)                           10.76          0.49         0.14         (0.46)        (0.04)        10.89       5.89      38,302
1996(2)                           10.75          0.47         0.04         (0.47)        (0.03)        10.76       4.87      36,681
NATIONAL TAX EXEMPT BOND FUND
CLASS A
2001                              $9.54         $0.42        $0.51        $(0.42)       $(0.00)       $10.05       9.94%     $6,644
2000                               9.97          0.41        (0.42)        (0.41)        (0.01)         9.54      (0.02)      4,009
1999(3)                           10.04          0.41        (0.04)        (0.41)        (0.03)         9.97       3.67       4,205
OHIO TAX EXEMPT BOND FUND
CLASS A
2001                             $10.46         $0.47        $0.54        $(0.47)       $(0.00)       $11.00       9.81%     $8,460
2000                              11.00          0.47        (0.53)        (0.47)        (0.01)        10.46      (0.51)      5,173
1999                              11.09          0.52        (0.08)        (0.52)        (0.01)        11.00       3.93       4,808
1998                              10.82          0.51         0.28         (0.51)        (0.01)        11.09       7.39       4,037
1997                              10.66          0.51         0.16         (0.51)        (0.00)        10.82       6.38       3,535
PENNSYLVANIA MUNICIPAL BOND FUND
CLASS A
2001                              $9.91         $0.46        $0.47        $(0.46)       $(0.00)       $10.38       9.52%       $399
2000                              10.40          0.44        (0.45)        (0.46)        (0.02)         9.91      (0.05)        216
1999                              10.45          0.48        (0.04)        (0.48)        (0.01)        10.40       4.21         218
1998                              10.22          0.45         0.24         (0.45)       (0.01)5        10.45       6.84         125
1997(4)                           10.13          0.31         0.12         (0.31)       (0.03)6        10.22       4.43          81


                                                                       Ratio of Net
                                                                       Investment
                              Ratio of                    Ratio        Income/
                              Expenses    Ratio of Net    of Expenses  (Loss) to
                              to          Investment      to Average   Average
                              Average     Income/(Loss)   Net Assets   Net Assets    Portfolio
                              Net         to Average      (Before Fee  (Before Fee   Turnover
                              Assets      Net Assets      Waivers)     Waivers)      Rate

MICHIGAN MUNICIPAL BOND FUND
CLASS A
2001                             0.70%         4.52%        0.90%        4.32%          16%
2000                             1.06          4.21         1.16         4.11           10
1999                             1.01          3.96         1.29         3.68            7
1998(1)                          0.99          4.09         1.28         3.80           26
1997(2)                          1.01          4.48         1.30         4.19           28
1996(2)                          1.02          4.32         1.31         4.03           28
NATIONAL TAX EXEMPT BOND FUND
CLASS A
2001                             0.70%         4.29%        0.90%        4.09%          27%
2000                             0.64          4.27         0.91         4.00           65
1999(3)                          0.46          4.29         0.97         3.78           23
OHIO TAX EXEMPT BOND FUND
CLASS A
2001                             0.66%         4.34%        0.86%        4.14%          20%
2000                             0.62          4.42         0.90         4.14           31
1999                             0.38          4.67         0.88         4.17           19
1998                             0.25          4.59         0.80         4.04           15
1997                             0.24          4.71         0.79         4.16           23
PENNSYLVANIA MUNICIPAL BOND FUND
CLASS A
2001                             0.73%         4.47%        0.96%        4.24%          25%
2000                             0.63          4.45         0.94         4.14           38
1999                             0.58          4.70         0.93         4.35           15
1998                             0.77          4.32         0.94         4.15           20
1997(4)                          0.99          4.26         1.00         4.25           42


+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1) For the eleven month period ended May 31, 1998. All ratios for the period have been annualized.
(2) For the year ended June 30.
(3) National Tax Exempt Bond Fund Class A commenced operations on June 19, 1998. All ratios for the period have been annualized.
(4) Pennsylvania Municipal Bond Fund Class A commenced operations on September 11, 1996. All ratios for the period have been annualized.
(5) Includes distribution in excess of net realized capital gains of $ (0.01) for Class A of the Pennsylvania Municipal Bond Fund.
(6) Includes distribution in excess of net realized capital gains of $ (0.01) for Class A of the Pennsylvania Municipal Bond Fund.

INVESTMENT ADVISER
National City Investment Management Company
1900 East Ninth Street
Cleveland, Ohio 44114

DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, Pennsylvania 19103-6996

BOARD OF TRUSTEES

ROBERT D. NEARY
Chairman
Retired Co-Chairman, Ernst & Young
Director:
Cold Metal Products, Inc.
Commercial Metals Company
Strategic Distribution, Inc.



HERBERT R. MARTENS, JR.
President
Executive Vice President,
   National City Corporation
Chairman, President and Chief Executive
   Officer, NatCity Investments, Inc.

JOHN F. DURKOTT
President and Chief Operating Officer
   Kittle's Home Furnishings Center, Inc.

ROBERT J. FARLING
Retired Chairman, President and Chief
    Executive Officer, Centerior Energy

RICHARD W. FURST
Garvice D. Kincaid Professor of Finance
    and Dean, Gatton College of Business
    and Economics, University of Kentucky
Director:
Foam Design, Inc.
The Seed Corporation
Office Suites Plus, Inc.
ihigh, Inc.

GERALD L. GHERLEIN
Retired Executive Vice President and
   General Counsel, Eaton Corporation




J. WILLIAM PULLEN
President and Chief Executive Officer,
   Whayne Supply Company


 The Armada Funds Trustees also serve as Trustees of The Armada Advantage Fund.

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Armada Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports will list each Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN MORE INFORMATION:

By Internet:
www.armadafunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston, MA 02266-8421

From the SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Armada Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102.

[Sailboat Logo]
Armada(R)
       Funds
DESIGN YOUR OWN DESTINY(TM)
www.armadafunds.com

Armada Funds' Investment Company Act registration number is 811-4416

                             ARMADA FUNDS PROSPECTUS

                                H SHARES (RETAIL)


                                JANUARY __, 2002




                           STRATEGIC INCOME BOND FUND

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.



[SAILBOAT LOGO]
ARMADA(R)
    FUNDS

DESIGN YOUR OWN DESTINY(TM)

WWW.ARMADAFUNDS.COM

                               INVESTMENT ADVISER
                            NATIONAL CITY INVESTMENT
                               MANAGEMENT COMPANY

                              ABOUT THIS PROSPECTUS

Armada Funds (the Trust) is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information that you should know about the Class H Shares of the Strategic Income Bond Fund before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. For more detailed information about the Fund, please see:

                                                                    PAGE

STRATEGIC INCOME BOND FUND..........................................
MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES..............
MORE INFORMATION ABOUT FUND INVESTMENTS.............................
INVESTMENT ADVISER AND INVESTMENT TEAM..............................
PURCHASING, SELLING AND EXCHANGING FUND SHARES......................
DIVIDENDS AND TAXES.................................................
FINANCIAL HIGHLIGHTS................................................

ARMADA STRATEGIC INCOME BOND FUND

FUND SUMMARY

INVESTMENT GOAL            High current income with some capital appreciation

PRINCIPAL
INVESTMENT STRATEGY        Allocating assets among different fixed income
                           security sectors, including U.S. and foreign issues, with a significant portion rated below investment grade. The Fund will normally maintain a dollar-weighted average maturity of between four and twelve years.

PRINCIPAL RISKS            Market risk, allocation risk, credit risk, foreign
                           risk, interest rate risk, prepayment/extension risk, leveraging risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Strategic Income Bond Fund's investment objective is to provide high current income by investing in three major sectors of fixed income securities: domestic investment grade fixed income securities, domestic high-yield fixed income securities and fixed income securities of issuers in foreign countries. The investment objective may be changed without a shareholder vote.

Under normal circumstances, at least 80% of the Fund's net assets will be invested in fixed income securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The types of fixed income securities in which the Fund will invest include asset-backed securities, mortgage-backed securities and obligations of corporate and U.S. government issuers. Corporate obligations may include bonds, notes and debentures issued by companies headquartered in the U.S. or developed foreign countries. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities. High-yield fixed income securities are commonly referred to as "junk bonds." The Fund will limit investments in securities of issuers in countries with emerging markets or economies to no more than 10% of the Fund's total assets.

The Adviser allocates between 15% and 65% of the Fund's assets to each of the three major sectors of fixed income securities based on its analysis of the fixed income markets. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. High-yield fixed income securities are those rated below investment grade or are unrated and determined by the Adviser to be equivalent to a non-investment grade security. The Fund does not intend to invest in high-yield fixed income securities rated by Standard & Poor's, at the time of purchase, below C or that are of equivalent quality. If a security is downgraded below C or the equivalent, the Adviser will reevaluate whether continuing to hold the security is in the best interest of shareholders.

In buying and selling particular securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers, currencies and market sectors. The Fund generally maintains a dollar-weighted average maturity of between four and twelve years, however there is no limit on the maturity of any single security.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

GENERAL RISKS. No matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

MARKET RISK. The value of your investment in the Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that any or all of its fixed income market segments may underperform other segments of the fixed income markets or the fixed income markets as a whole.

ALLOCATION RISK. The Fund may allocate any amount of its assets invested in a particular sector of the fixed income markets to any types of securities within that sector. Accordingly, a heavier weighting of assets in securities that carry greater risks will correspondingly increase the risks of investing in the Fund. For example, the risks of investing in the Fund will be greater if the Fund concentrates a high percentage of its domestic investment grade fixed income securities sector investments in corporate obligations than if it invests a high percentage of such sector's investments in U.S. government securities.

CREDIT RISK. High-yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High-yield bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of high-yield bonds may be more susceptible than other issuers to economic downturns. High-yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The Fund is also subject to debt extension risk. Debt extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

LEVERAGING RISK. The Fund invests in leveraged instruments, such as futures and options contracts. The more the Fund invests in these leveraged instruments, the greater the possibility for gains or losses on those investments.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations as of the date of this prospectus.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES

(PAID DIRECTLY FROM YOUR INVESTMENT)

                                               STRATEGIC INCOME BOND FUND(3)

                                                         CLASS H

Maximum Total Sales Charge (Load)
                                                          2.00%
--------------------------------------------------------------------------------
     Maximum Sales Charge (Load)
     Imposed on Purchases (as
     percentage of offering price)
                                                          1.00%
--------------------------------------------------------------------------------
     Maximum Deferred Sales Charge
     (Load) (as percentage of net
     asset value)                                         1.00%(1)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and other
distributions (as a percentage of
offering price)                                            None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                            None
--------------------------------------------------------------------------------
Exchange Fee                                               None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                             0.75%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                            0.75%
--------------------------------------------------------------------------------
Other Expenses:
--------------------------------------------------------------------------------
   Shareholder Servicing Fees(2)                     0.25%
--------------------------------------------------------------------------------
   Other(4)                                          0.20%
--------------------------------------------------------------------------------
Total Other Expenses                                 0.45%
--------------------------------------------------------------------------------
Total Annual Fund

Operating Expenses                                   1.95%
--------------------------------------------------------------------------------

1 A contingent deferred sales charge is charged only with respect to Class H
  Shares redeemed prior to eighteen months from the date of purchase.

2 The Trust enters into shareholder servicing agreements with financial institutions who provide administrative services to their customers who beneficially own Class H Shares in consideration for the payment of up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

3 The Fund had not yet commenced operations as of the date of this prospectus.
  The fees and expenses shown in the table above are those that are expected to apply upon start up of operations. The prospectus will be supplemented to advise prospective investors when shares of the Fund are available for purchase.

4 Other expenses are based on estimated amounts for the current fiscal year.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

This Example is intended to help you compare the cost of investing in the Armada Strategic Income Bond Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                1 YEAR             3 YEARS
                                                ------             -------
STRATEGIC INCOME BOND FUND

    Class H Shares(1)                           $ 396              $ 706
    Class H Shares(2)                             296                706

1 If you sell your shares at the end of the period.

2 If you do not sell your shares at the end of the period.


MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

This section provides additional information about the principal investment strategies used by the Fund and the related risks. Our Statement of Additional Information contains more information about the particular types of securities in which the Fund invests.

CONVERTIBLE SECURITIES

Convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.

FIXED INCOME SECURITIES

The market value of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause the Fund's average weighted maturity to fluctuate, and may require the Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by the Fund's multiple holdings.

HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks associated with investing in high-yield securities, including:

- High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.

- The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

- Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.

- The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.

ASSET-BACKED SECURITIES

Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

FOREIGN SECURITIES

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by the Fund involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, the Fund's NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

- The value of the Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations.

- The Fund may incur substantial costs in connection with conversions between various currencies.

- The Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position.

- Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

Emerging markets countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

HEDGING ACTIVITIES

Hedging is a strategy designed to offset investment risks. Hedging activities include, among other things, the use of forwards, options and futures. There are risks associated with hedging activities, including:

- The success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest and currency exchange rates.

- There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund or the currencies in which those securities are denominated and the prices of forward contracts, futures and options on futures.

- There may not be a liquid secondary market for a futures contract or option.

- Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in currencies, futures contracts and options.

LEVERAGING ACTIVITIES

Leveraging activities include, among other things, borrowing and the use of short sales, options and futures. There are risks associated with leveraging activities, including:

- The Fund experiencing losses over certain ranges in the market that exceed losses experienced by a non-leveraged Fund.

- There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures.

- Although the Fund will only purchase exchange-traded futures and options, due to market conditions there may not be a liquid secondary market for a futures contract or option. As a result, the Fund may be unable to close out its futures or options contracts at a time which is advantageous.

- Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

In addition, the following leveraged instruments are subject to certain specific risks:

         DERIVATIVES

         The Fund uses derivatives to attempt to achieve its investment objectives, while at the same time maintaining liquidity. To collateralize (or cover) these derivatives transactions, the Fund holds cash or U.S. government securities.

         FUTURES

         Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

         The Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund will only enter into futures contracts traded on a national futures exchange or board of trade.

         OPTIONS

         The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its position by owning the underlying security on which the option is written or by owning a call option on the underlying security.

         Alternatively, the Fund may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Fund.

         Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

MORE INFORMATION ABOUT FUND INVESTMENTS

The principal investments and strategies described in preceding sections of this prospectus are those that we use under normal circumstances. The Fund also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See our Statement of Additional Information for more detail on the investments and strategies used by the Fund.

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, the Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with the Fund's principal investment strategies, and may prevent the Fund from achieving its investment objective. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

The Fund also may temporarily deviate from its policy to invest 80% of its net assets in fixed income securities in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions.

In fulfilling the 80% requirement referred to in the preceding sentence, a Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. These instruments may carry greater risk than other types of securities in which the Funds invest. Derivatives and futures contracts and their related risks are discussed in detail in our Statement of Additional Information. The Trust cannot guarantee that the Fund will achieve its investment goal.

The Trust has applied for an order from the SEC that, if granted, would allow the non-money market funds offered by the Trust to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by the Trust. A non-money market fund will hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets. There is no guarantee that the SEC will approve the application.

INVESTMENT ADVISER AND INVESTMENT TEAMS

National City Investment Management Company, with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Adviser to the Fund. As of June 30, 2001, the Adviser had approximately $26 billion in assets under management.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers the Fund's investment program.

The Board of Trustees of the Trust supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser's Taxable Fixed Income Team manages the Fund. No one person is primarily responsible for making investment recommendations to the team. The Adviser is entitled to a management fee at the contractual rate of 0.75% of the average annual net assets of the Fund.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class H Shares of the Fund.

         CLASS H SHARES:

         -        A 1.00% front-end sales charge

         - Contingent deferred sales charge (back-end sales charge if you redeem within 18 months of initial purpose)

         -        12b-1 fees

         - $500 minimum initial investment - no subsequent minimum investment

         -        $ 1 million maximum investment

         -        Does not convert to any other class

         -        $50 minimum monthly investment through Planned Investment
                  Program

         -        Intended for individual investors and retirement plans

HOW TO PURCHASE FUND SHARES

You may purchase shares directly by:

-        Internet

-        Telephone

-        Mail

-        Automated Clearing House (ACH)

-        Wire

To purchase shares directly from us, please log on to our website at www.armadafunds.com, or call 1-800-622-FUND (3863). To set up a new account with a different registration, complete and send in an Armada Funds New Account application. You may complete the application directly online through the Armada Website. Please print, sign and mail when finished, or you may call 1-800-622-FUND (3863) to obtain an application. Unless you arrange to pay by wire or ACH, write your check, payable in U.S. dollars, to "Armada Funds (Fund name)." The Trust cannot accept third-party checks, credit cards, credit card checks or cash.

To purchase shares by wire, call 1-800-622-FUND (3863) to set up your account to accommodate wire transactions and to receive a wire control number to be included in the body of the wire. To initiate your wire transaction, call your depository institution. Federal funds (monies transferred from one bank to another through the Federal Reserve system with same-day availability) should be wired to:

State Street Bank and Trust Company
ABA # 011000028
Account 99052755 Credit Armada Funds
(Account Registration)
(Account Number)

(Wire Control Number)
Note: Your bank may charge you a fee for this service.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Trust. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

Your investment representative is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Fund on time. Certain investment representatives have agreements with the Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the investment representative must send your payment to the Fund by the time they price their shares on the following day. If your investment representative fails to do so, it may be responsible for any resulting fees or losses.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange is open for business (a "Business Day").

The Trust may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase order plus the front-end shares charge. Daily NAV is calculated for the Fund each Business Day at 4:00 p.m. Eastern time, the regularly-scheduled close of normal trading on the New York Stock Exchange. The deadline for submitting a purchase order to the Transfer Agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time.

So, for you to be eligible to receive dividends declared on the day you submit your purchase order, the Fund generally must receive your order by the above listed deadlines and federal funds (readily available funds) before 2:00 p.m. Eastern time the following day.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV, the Fund generally values its investment portfolio at market price. In the event that a sale of a particular fixed income security is not reported for that day, fixed income securities are priced at the mean between the most recent quoted bid and asked prices. Unlisted securities and securities traded on a national securities market for which market quotations are readily available are valued at the mean between the most recent bid and asked prices.

In the event that a sale of a particular equity security is not reported for that day, shares are priced at the last bid quotation. If market prices are unavailable or the Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

The Fund may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Sometimes the price of a security trading on a foreign exchange may be affected by events that happen after the exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security's last quoted price. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund.

PLANNED INVESTMENT PROGRAM

With a $50 minimum initial investment and if you have a checking or savings account with a bank, you may purchase Class H Shares automatically through regular deductions from your account in amounts of at least $50 per month.

You may arrange for participation in this program via the Internet at www.armadafunds.com, by calling 1-800-622-FUND (3863) or by completing an account application.

SALES CHARGES

FRONT-END SALES CHARGES

The offering price of Class H Shares is the NAV next calculated after the Fund receives your request, plus the front-end sales load.

REPURCHASE OF CLASS H SHARES

You may repurchase any amount of Class H Shares of the Fund at NAV without the normal front-end sales charge, up to the limit of the value of any amount of Class H Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 180 days. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. To exercise this privilege, the Fund must receive your purchase order within 180 days of your redemption. In addition, you must notify the Fund when you send in your purchase order that you are repurchasing shares and would like to exercise this option.

CONTINGENT DEFERRED SALES CHARGES

If you sell your Class H Shares within 18 months of purchase, you will pay a contingent deferred sales charge of 1.00% on either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after the Fund receives your sale request in good order, whichever is less. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions, so you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of Class H Shares of one Fund for Class H Shares of another Fund.

When an investor redeems his or her Class H Shares, the redemption order is processed to minimize the amount of the contingent deferred sales charge that will be charged. Class H Shares are redeemed first from those Class H Shares that are not subject to the deferred sales load (i.e., Class H Shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the Class H Shares that have been held the longest.

The contingent deferred sales charge will be waived if you sell your Class H Shares for the following reasons:

-        redemptions following the death or disability of a shareholder;

- redemptions representing a minimum required distribution from an IRA or a custodial account to a shareholder who has reached 70 1/2 years of age;

- minimum required distributions from an IRA or a custodial account to a shareholder who has died or become disabled;

- redemptions by participants in a qualified plan for retirement loans, financial hardship, certain participant expenses and redemptions due to termination of employment with plan sponsor;

-        redemptions by a settlor of a living trust;

- redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the value of shares held in the account is less than the minimum account size;

-        return of excess contributions;

- redemptions following the death or disability of both shareholders in the case of joint accounts;

-        exchanges of Class H Shares for Class H Shares of other Funds of the
         Trust;

- distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan;

- exchange of Class H Shares for Class I Shares of the same Fund by a financial institution on behalf of its customers who beneficially own such shares through a fiduciary account; and

- redemptions by participants in a qualified plan who transfer funds from an Armada fund to a non-Armada fund available through the plan.

GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy Class H Shares and receives a servicing fee after 12 months and then as long as you hold your shares.

From time to time, some financial institutions may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

HOW TO SELL YOUR FUND SHARES

Holders of Class H Shares may sell shares by following the procedures established when they opened their account or accounts. If you have questions, call 1-800-622-FUND (3863).

If you own your shares directly, you may sell (sometimes called "redeem") your shares on any Business Day through the Internet at www.armadafunds.com, by telephone at 1-800-622-FUND (3863) or by mail. The minimum amount for Internet and telephone redemptions is $100.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to sell $100,000 or more of your shares, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share for redemption requests received in good order by the Fund will be the next NAV determined less any applicable deferred sales charge. Good order means that your request includes complete information and legal requirements on your purchase, exchange or redemption and that the Fund has received the appropriate assets.

When an investor redeems his or her Class H Shares, the redemption order is processed to minimize the amount of the contingent deferred sales charge that will be charged. Class H Shares are redeemed first from those Class H Shares that are not subject to the deferred sales load (i.e., Class H Shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the Class H Shares that have been held the longest. You may arrange for participation in this program by calling 1-800-622-FUND (3863), or by completing an account application.

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $1,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange periodic automatic withdrawals of at least $100 from the Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account. There will be no deferred sales charge on systematic withdrawals made on Class H Shares, as long as the amounts withdrawn do not exceed 10% annually of the account balance. You may arrange for participation in this program via the Internet at www.armadafunds.com, by calling 1-800-622-FUND (3863), or by completing an account application.

RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within seven Business Days after we receive your request in good order. Good order means that your request includes complete information on your purchase, exchange or redemption and that the Fund has received the appropriate assets. Your proceeds can be wired to your bank account or sent to you by check. Armada Funds does not charge a fee to wire your funds; however, your institution may charge a fee. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS, YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 10 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Trust may suspend the right of redemption or postpone the date of payment for shares during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b) the NYSE is closed for other than customary weekend and holiday closings;

(c)      the SEC has by order permitted such suspension; or

(d) an emergency exists as a result of which: (i) disposal by the Trust of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Trust to determine the fair market value of its net assets.

HOW TO EXCHANGE YOUR SHARES

You may exchange your shares on any Business Day through the Internet at www.armadafunds.com, by telephone or by mail. Exchange requests into a new Fund must be for an amount of at least $500.

The exchange privilege is a convenient way to respond to changes in investment goals or in market conditions. This privilege is not designed for market-timing, i.e., switching money into investments in anticipation of rising prices or taking money out in anticipation of the market falling. As money is shifted in and out, the Fund incurs expenses for buying and selling securities. These costs are borne by all Fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges to one exchange every two months during a given 12-month period beginning upon the date of the first exchange transaction. The Trust may contact a shareholder who exceeds the limit and, if a market-timing pattern continues, management of the Trust may revoke the shareholder's privilege to purchase shares of a fund through exchanges. Management of the Trust reserves the right to limit, amend or impose charges upon, terminate or otherwise modify the exchange privilege. You will be provided 60 days' notice before any material change to the exchange privilege is made. Any modification to the exchange privilege will not otherwise affect your right to redeem shares.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

CLASS H SHARES

You may exchange Class H Shares of any Armada Fund for Class H Shares of any other Armada Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange in this manner, provided you hold your shares for at least 18 months from your initial purchase.

TELEPHONE AND INTERNET TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although the Trust has certain safeguards and procedures to confirm the authenticity of instructions, the Trust is not responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone or via the Internet, you will generally bear the risk of any loss, provided the Fund has followed reasonable procedures to confirm the authenticity of instructions.

SYSTEMATIC EXCHANGE PROGRAM AVAILABLE TO CLASS H SHARES

The Systematic Exchange Program allows you to exchange your existing Class H Shares of the Armada Money Market Fund for any other Armada Fund of the same class automatically, at periodic intervals. The minimum amount of each exchange is $50. Exchanging in this manner may reduce the average cost per share of a Fund.

If you would like to enter a systematic exchange program concerning Class H Shares you must exchange them within six or twelve months from the date of purchase.

You may arrange for participation in this program via the Internet at www.armadafunds.com, by calling 1-800-622-FUND (3863) or by completing an account application.

DISTRIBUTION OF FUND SHARES

The Fund has adopted a distribution plan with respect to Class H Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940, that allows the Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Distribution fees, after fee waivers, as a percentage of average daily net assets, are 0.75%.

The Fund also has adopted a shareholder services plan that permits the Fund to use its assets to pay for services provided by financial institutions to their customers who hold Class H Shares of the Fund. The Fund may pay these institutions up to 0.25% of the average daily net assets attributable to Class H Shares for these shareholder services.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAXES

The Fund distributes income monthly.

The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend and/or capital gain distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at www.armadafunds.com, or you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid the next day if done through the Internet or after the Fund receives your written notice.

FEDERAL TAXES

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

The Fund uses a tax management technique known as "highest in, first out." Using this technique, the portfolio holdings that have experienced the smallest gain or largest loss are sold first in an effort to minimize capital gains and enhance after-tax returns.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxable on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund or an in-kind redemption, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. Shareholders should consult their tax advisers regarding the tax status of distributions in their states and localities.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

No financial highlights are presented for the Fund because it had not commenced operations as of the date of this prospectus.

INVESTMENT ADVISER
National City Investment Management Company
1900 East Ninth Street
Cleveland, Ohio 44114

DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, Pennsylvania 19103-6996

BOARD OF TRUSTEES

ROBERT D. NEARY                                         RICHARD W. FURST
Chairman                                                Garvice D. Kincaid Professor of Finance
Retired Co-Chairman, Ernst & Young                         and Dean, Gatton College of Business
Director:                                                  and Economics, University of Kentucky
Cold Metal Products, Inc.                               Director:
Commercial Metals Company                               Foam Design, Inc.
Strategic Distribution, Inc.                            The Seed Corporation
                                                        Office Suites Plus, Inc.
                                                        ihigh, Inc.

HERBERT R. MARTENS, JR.                                 GERALD L. GHERLEIN
President                                               Retired Executive Vice President and
Executive Vice President,                                  General Counsel, Eaton Corporation
   National City Corporation
Chairman, President and Chief Executive
   Officer, NatCity Investments, Inc.

JOHN F. DURKOTT                                         J. WILLIAM PULLEN
President and Chief Operating Officer                   President and Chief Executive Officer,
   Kittle's Home Furnishings Center, Inc.                  Whayne Supply Company

ROBERT J. FARLING
Retired Chairman, President and Chief
    Executive Officer, Centerior Energy

    The Armada Trustees also serve as Trustees of The Armada Advantage Fund.

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Armada Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports will list each Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN MORE INFORMATION:

By Internet:
www.armadafunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston, MA 02266-8421

From the SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Armada Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102.

[Sailboat Logo]
Armada(R)
   Funds

DESIGN YOUR OWN DESTINY(TM)
www.armadafunds.com

Armada Funds' Investment Company Act registration number is 811-4416

                             ARMADA FUNDS PROSPECTUS
                                H SHARES (RETAIL)




                                JANUARY __, 2002


                                MONEY MARKET FUND

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

[SAILBOAT LOGO]
ARMADA(R)
   FUNDS

DESIGN YOUR OWN DESTINY(TM)

WWW.ARMADAFUNDS.COM

                               INVESTMENT ADVISER
                            NATIONAL CITY INVESTMENT
                               MANAGEMENT COMPANY

                              ABOUT THIS PROSPECTUS

Armada Funds (the Trust) is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information that you should know about the Class H Shares of the Armada Money Market Fund before investing. The Trust also offers Class H Shares of equity, fixed income, asset allocation and tax free bond funds in a separate prospectus. To view the prospectus or obtain more information on Armada Funds, visit us on-line at www.armadafunds.com or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about the Funds, please see:

                                                                      PAGE

ARMADA MONEY MARKET FUND................................................4
MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES.................25
MORE INFORMATION ABOUT FUND INVESTMENTS................................26
INVESTOR PROFILES......................................................27
INVESTMENT ADVISER AND INVESTMENT TEAMS................................28
PURCHASING, SELLING AND EXCHANGING FUND SHARES.........................28
DISTRIBUTION OF FUND SHARES............................................40
DIVIDENDS AND TAXES....................................................41
FINANCIAL HIGHLIGHTS...................................................43

ARMADA MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                     High current income consistent with
                                    stability of principal while maintaining liquidity


PRINCIPAL INVESTMENT STRATEGY       Investing in a portfolio of high quality
                                    short-term debt securities designed to allow the Fund to maintain a stable net asset value of $1.00 per share

PRINCIPAL RISKS                     Interest rate risk, credit risk,
                                    counterparty risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests in a variety of high quality money market securities, including certificates of deposit and other obligations issued by domestic and foreign banks, as well as commercial paper. Foreign government obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of Nationally Recognized Statistical Rating Organizations (NRSROs).

The Adviser also invests in securities issued or guaranteed by the U.S. government or its agencies (government obligations) and repurchase agreements collateralized by government obligations and issued by financial institutions such as banks and broker-dealers. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by a major rating agency in the highest two rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

In selecting investments for the Fund, the Adviser actively buys throughout the money market curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

Although a money market fund seeks to maintain a constant price per share of $1.00, there is no guarantee that a money market fund will achieve this goal and it is possible that you may lose money by investing in a Fund.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, this Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The performance of Class H Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS

1992          1993       1994        1995       1996       1997        1998       1999       2000        2001
3.22%         2.64%      3.88%       5.61%      5.09%      5.22%       5.11%      4.76%      6.05%       %

Best Quarter               1.56%                     (9/30/00)
Worst Quarter              0.64%                     (6/30/93)

This table shows the Fund's average annual total returns of Class A Shares for the periods ended December 31, 2001.

CLASS A SHARES                              1 YEAR         5 YEARS       10 YEARS        SINCE INCEPTION
Armada Money Market Fund                       %              %              %                 %(1)


(1) Since April 1, 1991.

For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at www.armadafunds.com.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)




                                                       MONEY MARKET FUND

                                                           CLASS H(4)

Maximum Total Sales Charge (load)                            2.00%
--------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on
     Purchases (as percentage of offering
     price)                                                  1.00%
--------------------------------------------------------------------------------
     Maximum Deferred Sales Charge (Load) (as
     percentage of net asset value)                          1.00%(1)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other Distributions
(as a percentage of offering price)                          None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount
redeemed, if applicable)                                     None
--------------------------------------------------------------------------------
Exchange Fee                                                 None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                                0.35%
--------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                            0.75%
--------------------------------------------------------------------------------
Other Expenses:
--------------------------------------------------------------------------------
   Shareholder Servicing Fees(2)                        0.25%
--------------------------------------------------------------------------------
   Other                                                0.08%
--------------------------------------------------------------------------------
Total Other Expenses                                    0.33%
--------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                      1.43%(3)
--------------------------------------------------------------------------------

(1) A contingent deferred sales charge is charged only with respect to Class H Shares redeemed prior to eighteen months from the date of purchase.

(2) The Trust enters into shareholder servicing agreements with financial institutions under which they agree to provide administrative services to their customers who beneficially own Class H Shares in consideration for the payment of up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

(3) The Adviser and Distributor each expects to waive a portion of the investment advisory fees and distribution fees, respectively, so that the total operating expenses for Class H Shares for the current fiscal year are expected to be 1.33%. These fee waivers remain in effect as of the date of this prospectus, but the Adviser and/or Distributor may discontinue all or part of these waivers at any time.

(4) Class H Shares of the Money Market Fund are available only through exchanges from Class H Shares of other Armada Funds. Initial purchases of Class H Shares of the Fund are not possible except by using the Systematic Exchange Program (see page__).

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                        1 YEAR              3 YEARS              5 YEARS              10 YEARS
                                        ------              -------              -------              --------
MONEY MARKET FUND
    Class H Shares(1)                   $ 246               $ 452                $ 782               $ 1,713
    Class H Shares(2)                     146                 452                  782                 1,713

(1) If you sell your shares at the end of the period.

(2) If you do not sell your shares at the end of the period.

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

This section provides additional information about the principal investment strategies used by the Fund and the related risks. Our Statement of Additional Information contains more information about the particular types of securities in which the Fund invests.

FIXED INCOME SECURITIES

The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause the Fund's average weighted maturity to fluctuate, and may require the Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by the Fund's multiple holdings.

REPURCHASE AGREEMENTS

Under a repurchase agreement the Fund purchases securities from a seller who agrees to repurchase the securities sold at a mutually agreed upon time and price which is higher than the purchase price. The securities usually are repurchased the next day or within a few days. If the seller defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced by or against the seller, there could be a delay in receiving the collateral.

MORE INFORMATION ABOUT FUND INVESTMENTS

The principal investments and strategies described in preceding sections of this prospectus are those that we use under normal circumstances. The Fund also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See our Statement of Additional Information for more detail on the investments and strategies used by the Fund.

The Fund may hold cash pending investment and may hold up to 100% of its assets in cash for temporary defensive purposes.

The Trust has applied for an order from the SEC that, if granted, would allow the non-money market funds offered by the Trust through separate prospectuses to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by the Trust. A non-money market fund will generally hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets. There is no guarantee that the SEC will approve the application.

INVESTOR PROFILES

The Money Market Fund is generally appropriate for investors seeking current income and reduced risk through a widely diversified money market portfolio. Please consult your financial adviser for help in deciding whether the Fund is right for you.

INVESTMENT ADVISER AND INVESTMENT TEAMS

National City Investment Management Company, with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Adviser to the Fund. As of June 30, 2001, the Adviser had approximately $26 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services to institutional clients since 1995.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program.

The Board of Trustees of the Trust supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser utilizes a team approach for management of the Fund. No one person is primarily responsible for making investment recommendations to the team.

The Adviser's Taxable Money Market Team is responsible for management of the Fund. The Adviser received a management fee equal to 0.25% of the Fund's average net assets for the fiscal period ended May 31, 2001.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange shares of the Fund.

         CLASS H SHARES HAVE:

         -        A 1.00% front-end sales charge

         - A Contingent deferred sales charge (back-end sales charge if you redeem within 18 months from the date of initial purchase)

         -        12b-1 fees

         - $500 minimum initial investment - no subsequent minimum investment

For information on how to open an account and set up procedures for placing transactions call 1-800-622-FUND (3863).

You may purchase Class H Shares of the Armada Money Market Fund as part of your initial investment if participating in a Systematic Exchange Program (see page __). Class H Shares of the Armada Money Market Fund are also available via an exchange from Class H Shares of another Fund of the Trust.

Class H Shares are for individual investors and retirement plans.

From time to time, the Adviser may pay from its own resources a fee to financial institutions that generate purchase orders.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange is open for business (a "Business Day").

The Trust may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase order plus the applicable front-end sales charge. The Money Market Fund calculates the current business day's NAV once daily, at 4:00 p.m. Eastern time (or close of trading on the New York Stock Exchange). Purchase orders must be submitted to the Transfer Agent before 3:30 p.m. Eastern time in order to receive the current business day's NAV.

On any Business Day when the Bond Market Association ("BMA") recommends that the securities markets close early, the Fund reserves the right to close at or prior to the BMA recommended closing time. If the Fund does so, it will cease granting same Business Day credit for purchase and redemption orders received after the Fund's closing time and credit will be given to the next Business Day.

To be eligible to receive dividends declared on the day you submit your purchase order, the Fund generally must receive your order and immediately available funds before 3:30 p.m. Eastern time that day.

NAV is not calculated on holidays when the New York Stock Exchange is closed for trading.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV for the money market funds, a Fund generally values its investment portfolio using the amortized cost method, which is described in our Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.

SALES CHARGES

FRONT-END SALES CHARGES

The offering price of Class H Shares is the NAV next calculated after a Fund receives your request, plus the front-end sales load.

From time to time, the adviser may pay from its own resources a fee to financial institutions that generate purchase orders. These fees are described in our Statement of Additional Information.

REPURCHASE OF CLASS H SHARES

You may repurchase any amount of Class H Shares of any Fund at NAV without the normal front-end sales charge, up to the limit of the value of any amount of Class H Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 180 days. In effect, this allows you to reacquire shares that you may have had to redeem, without paying another front-end sales charge. To exercise this privilege, the Fund must receive your purchase order within 180 days of your redemption. In addition, you must notify the Fund when you send in your purchase order that you are repurchasing shares and would like to exercise this option.

CONTINGENT DEFERRED SALES CHARGES

Class H Shares of the Money Market Fund are available only through an exchange from a non-money market fund offered by the Trust. You do not pay a sales charge when you receive Class H Shares of the Money Market Fund in an exchange. The offering price of Class H Shares is simply the next calculated NAV. But if you sell your Class H Shares within 18 months of purchase, you will pay a contingent deferred sales charge of 1.00% on either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after the Fund receives your sale request in good order, whichever is less. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions, so you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of Class H Shares of one Fund for Class H Shares of another Fund.

When an investor redeems his or her Class H Shares, the redemption order is processed to minimize the amount of the contingent deferred sales charge that will be charged. Class H Shares are redeemed first from those Class H Shares that are not subject to the deferred sales load (i.e., Class H Shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the Class H Shares that have been held the longest.

The contingent deferred sales charge will be waived if you sell your Class H Shares for the following reasons:

-        redemptions following the death or disability of a shareholder;

- redemptions representing a minimum required distribution from an IRA or a custodial account to a shareholder who has reached 70 1/2years of age;

- minimum required distributions from an IRA or a custodial account to a shareholder who has died or become disabled;

- redemptions by participants in a qualified plan for retirement loans, financial hardship, certain participant expenses and redemptions due to termination of employment with a plan sponsor;

-        redemptions by a settlor of a living trust;

- redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the value of shares held in the account is less than the minimum account size;

-        return of excess contributions;

- redemptions following the death or disability of both shareholders in the case of joint accounts;

-        exchanges of Class H Shares for Class H Shares of other Funds of the
         Trust;

- distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan;

- exchange of Class H Shares for Class I Shares of the same Fund by a financial institution on behalf of its customers who beneficially own such shares through a fiduciary account; and

- redemptions by participants in a qualified plan who transfer funds from an Armada fund to a non-Armada fund available through the plan.

GENERAL INFORMATION ABOUT SALES CHARGES

When you buy Class H Shares, your securities dealer receives a servicing fee after 12 months and then as long as you hold your shares.

HOW TO SELL YOUR FUND SHARES

Holders of Class H Shares may sell shares by following the procedures established when they opened their account or accounts.

INTERNET

WWW.ARMADAFUNDS.COM        The minimum amount for Internet redemption is $100.
                           You may arrange for participation in a Systematic
                           Withdrawal Plan (see below for more information). To authorize this service, please complete an Account
                           Change Form or call 1-800-622-FUND (3863).

TELEPHONE

1-800-622-FUND (3863)      Call with your account name, number, and amount of
                           redemption (minimum amount is $100). Redemptions will be sent to the shareholder's address or bank account on record.

SYSTEMATIC WITHDRAWAL
PLAN If you have at least $1,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange periodic automatic withdrawals of at least $100 from any Fund. There will be no deferred sales charge on systematic withdrawals made on Class H Shares, as long as the amounts withdrawn do no exceed 10% annually of the account balance. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, via electronic transfer to your account. Participation in this program can be arranged when completing an account application or an Account Change Form, via the Internet, or by calling our Investor Services line.

FINANCIAL INTERMEDIARY     Contact your financial consultant. Your financial
                           consultant or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you recently purchased your shares by check or through ACH, you may not be able to exchange your shares until your check or ACH transmission has cleared (which may take up to 15 days from your date of purchase).

If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to sell $100,000 or more of your shares, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share for redemption requests received in good order by the Fund will be the next NAV determined, less any applicable deferred sales charge. Good order means that your request includes complete information and legal requirements on your redemption request.

See "Contingent Deferred Sales Charges" on page ___ for information concerning the application of contingent deferred sales charges.

RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within seven days after we receive your request. Your proceeds can be wired to your bank account or sent to you by check. Armada Funds does not charge a fee to wire your funds; however, your institution may charge a fee.

INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Trust may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b) the NYSE is closed for other than customary weekend and holiday closings;

(c)      the SEC has by order permitted such suspension; or

(d) an emergency exists as a result of which: (i) disposal by the Trust of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Trust to determine the fair market value of its net assets.

HOW TO EXCHANGE YOUR SHARES

You may exchange your shares on any Business Day. Deadline for submitting same day exchange order to the Transfer Agent is 4:00 p.m. Eastern Time.

Class H Shares of the Armada Money Market Fund are available as part of your initial investment if participating in a Systematic Exchange Program (please see below). Class H Shares of the Armada Money Market Fund are also available via an exchange from Class H Shares of another Fund of the Trust.

INTERNET
WWW.ARMADAFUNDS.COM                 You may exchange your shares through the
                                    Internet. The minimum amount for Internet exchange into a new fund is $500. You may arrange for participation in a Systematic
                                    Exchange Plan (see below for more
                                    information). To authorize this service, visit our Forms Center online to obtain an Account Change Application.

TELEPHONE
1-800-622-FUND (3863)               Call with your account name, number, and
                                    amount of exchange into an existing account
                                    (minimum amount is $500). To authorize this service, please complete an Account Change
                                    Form.

SYSTEMATIC EXCHANGE PROGRAM         Exchange existing shares of the Armada Money
                                    Market Fund for any other Armada Fund of the same class automatically, at periodic intervals. If you would like to enter a program concerning Class H Shares you must exchange them within either six or twelve months from the date of purchase. The minimum exchange is $50.

MAIL Indicate which existing fund you would like to transfer to (you may exchange only within the same share class) and mail to the following address:

                                           Armada Funds
                                           P.O. Box 8421
                                           Boston, MA 02266-8421

                                    For overnight delivery mail to:

                                           Boston Financial Data Services
                                           Attn: Armada Funds
                                           66 Brooks Drive
                                           Braintree, MA 02184

                                    The exchange minimum is at least $500.

FINANCIAL INTERMEDIARY              Contact your financial consultant. Your
                                    financial consultant or institution may
                                    charge a fee for its services.

The exchange privilege is a convenient way to respond to changes in investment goals or in market conditions. This privilege is not designed for market-timing (switching money into investments in anticipation of rising prices or taking money out in anticipation of the market falling). As money is shifted in and out, a Fund incurs expenses for buying and selling securities. These costs are borne by all Fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges to one exchange every two months. The Trust may contact a shareholder who exceeds the limit and, if a market-timing pattern continues, management of the Trust may revoke the shareholder's privilege to purchase shares of a Fund through exchanges. Management of the Trust reserves the right to limit, amend or impose charges upon, terminate or otherwise modify the exchange privilege. Any modification to the exchange privilege will not otherwise affect your right to redeem shares. You will be provided 60 days' notice before any material change to the exchange privilege is made.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

You may exchange Class H Shares of any Armada Fund for Class H Shares of any other Armada Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange in this manner, provided you hold your shares for at least 18 months from your initial purchase.

TELEPHONE AND INTERNET TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although the Trust has certain safeguards and procedures to confirm the authenticity of instructions, the Trust is not responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone or via the Internet, you will generally bear the risk of any loss, provided the Fund has followed reasonable procedures to confirm the authenticity of instructions.

EXCHANGES AVAILABLE TO CLASS H SHARES

If you would like to enter a systematic exchange program concerning Class H Shares you must exchange them within six or twelve months from the date of purchase.

You may arrange for participation in this program via the Internet at www.armadafunds.com, by calling 1-800-622-FUND (3863) or by completing an account application.

DISTRIBUTION OF FUND SHARES

The Money Market Fund has adopted a distribution plan with respect to Class H Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940, that allows the Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Distribution fees for Class H Shares of the Money Market Fund, as a percentage of average daily net assets, are 0.75%.

The Fund also has adopted a shareholder services plan that permits the Fund to use its assets to pay for services provided by financial institutions to its customers who hold Class H Shares of the Fund. The Fund may pay these institutions up to 0.25% of the average daily net assets attributable to Class H Shares for these shareholder services.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAXES

The Fund accrues its income daily and distributes it monthly.

The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the dividend and/or capital gain distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at www.armadafunds.com, or you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid the next day if done through the Internet or after the Fund receives your written notice.

FEDERAL TAXES

Fund distributions will generally be taxable to you as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions attributable to the net capital gain of a Fund, if any, will be taxable to you as long-term capital gain.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different

United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or localities within the state. Shareholders should consult their tax advisers regarding the tax status of distributions in their states and localities.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

Class H Shares of the Fund are new and have no performance history. For this reason, the table that follows presents performance information about Class A Shares of the Fund. This information is intended to help you understand the Fund's financial performance for the past five years. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

The financial highlights have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report and is incorporated by reference into the Statement of Additional Information.

You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).

For a Portfolio Share Outstanding Throughout the Years Ended May 31, Unless Otherwise Indicated





                      Net Asset                   Dividends                                             Ratio of
                      Value,         Net          from Net      Net Asset                Net Assets     Expenses
                      Beginning      Investment   Investment    Value, End   Total       End of         to Average
                      of Period      Income       Income        of Period    Return+     Period (000)   Net Assets

MONEY MARKET FUND
CLASS A
2001                    $1.00        $0.06       $(0.06)        $1.00        5.74%      $2,030,360         0.58%
2000                     1.00         0.05        (0.05)         1.00         5.25       1,717,661         0.55
1999                     1.00         0.05        (0.05)         1.00         4.82       1,360,644         0.56
1998                     1.00         0.05        (0.05)         1.00         5.26         696,893         0.51
1997                     1.00         0.05        (0.05)         1.00         5.09         346,172         0.47


                                                  Ratio of
                                     Ratio        Net Investment
                       Ratio of Net  of Expenses  Income to Average
                       Investment    to Average   Net Assets
                       Income        Net Assets   (Excluding
                       to Average    (Excluding   Waivers)
                       Net Assets    Waivers)

MONEY MARKET FUND
CLASS A
2001                      5.58%        0.73%          5.43%
2000                      5.14         0.71           4.98
1999                      4.68         0.66           4.58
1998                      5.14         0.61           5.08
1997                      4.97         0.57           4.87

+ Total return is for the period indicated and has not been annualized.

INVESTMENT ADVISER
National City Investment Management Company
1900 East Ninth Street
Cleveland, Ohio 44114

DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, Pennsylvania 19103-6996

BOARD OF TRUSTEES

ROBERT D. NEARY                                         RICHARD W. FURST
Chairman                                                Garvice D. Kincaid Professor of Finance
Retired Co-Chairman, Ernst & Young                          and Dean, Gatton College of Business
Director:                                                   and Economics, University of Kentucky
Cold Metal Products, Inc.                               Director:
Commercial Metals Company                               Foam Design, Inc.
Strategic Distribution, Inc.                            The Seed Corporation
                                                        Office Suites Plus, Inc.
                                                        ihigh, Inc.

HERBERT R. MARTENS, JR.                                 GERALD L. GHERLEIN
President                                               Retired Executive Vice President and
Executive Vice President,                                  General Counsel, Eaton Corporation
   National City Corporation
Chairman, President and Chief Executive
   Officer, NatCity Investments, Inc.

JOHN F. DURKOTT                                         J. WILLIAM PULLEN
President and Chief Operating Officer                   President and Chief Executive Officer,
   Kittle's Home Furnishings Center, Inc.                  Whayne Supply Company

ROBERT J. FARLING
Retired Chairman, President and Chief
    Executive Officer, Centerior Energy

The Armada Funds Trustees also serve as Trustees of The Armada Advantage Fund.

More information about the Fund is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Armada Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list the Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN MORE INFORMATION:

By Internet:
www.armadafunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston, MA 02266-8421

From the SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Armada Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102.

[Sailboat Logo]
Armada(R)
    Funds

DESIGN YOUR OWN DESTINY(TM)
www.armadafunds.com

Armada Funds' Investment Company Act registration number is 811-4416

                             ARMADA FUNDS PROSPECTUS
                           A, B AND C SHARES (RETAIL)

                                 OCTOBER 1, 2001

                         (AS REVISED ___________, 2002)

                               MONEY MARKET FUNDS
                          GOVERNMENT MONEY MARKET FUND
                                MONEY MARKET FUND
                        OHIO MUNICIPAL MONEY MARKET FUND
                    PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
                          TAX EXEMPT MONEY MARKET FUND
                           TREASURY MONEY MARKET FUND
                         TREASURY PLUS MONEY MARKET FUND

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

[SAILBOAT LOGO]
ARMADA(R)
 FUNDS

DESIGN YOUR OWN DESTINY(TM)
WWW.ARMADAFUNDS.COM

                               INVESTMENT ADVISER
                            NATIONAL CITY INVESTMENT
                               MANAGEMENT COMPANY

                              ABOUT THIS PROSPECTUS

Armada Funds (the Trust) is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information that you should know about the Class A, Class B and Class C Shares of the Armada money market funds before investing. The Trust also offers Class A, Class B and Class C Shares of equity, fixed income, asset allocation and tax free bond funds in a separate prospectus. To view the prospectus or obtain more information on Armada Funds, visit us on-line at www.armadafunds.com or call 1-800-622-FUND
(3863). Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about the Funds, please see:

                                                                      PAGE

ARMADA GOVERNMENT MONEY MARKET FUND....................................2
ARMADA MONEY MARKET FUND...............................................4
ARMADA OHIO MUNICIPAL MONEY MARKET FUND................................7
ARMADA PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND......................10
ARMADA TAX EXEMPT MONEY MARKET FUND...................................13
ARMADA TREASURY MONEY MARKET FUND.....................................16
ARMADA TREASURY PLUS MONEY MARKET FUND................................18
MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES................25
MORE INFORMATION ABOUT FUND INVESTMENTS...............................26
INVESTOR PROFILES.....................................................27
INVESTMENT ADVISER AND INVESTMENT TEAMS...............................28
PURCHASING, SELLING AND EXCHANGING FUND SHARES........................28

DISTRIBUTION OF FUND SHARES...........................................39
DIVIDENDS AND TAXES...................................................40
FINANCIAL HIGHLIGHTS..................................................42

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. National City Investment Management Company (Adviser) manages the investments of each Fund. The Adviser invests Fund assets in a way that the Adviser believes will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

Although a money market fund seeks to maintain a constant price per share of $1.00, there is no guarantee that a money market fund will achieve this goal and it is possible that you may lose money by investing in a Fund.

ARMADA GOVERNMENT MONEY MARKET FUND

FUND SUMMARY


INVESTMENT GOAL                     High current income consistent with
                                    stability of principal while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY       Investing in a portfolio of high quality
                                    short-term debt securities issued by the U.S. government, its agencies and instrumentalities and repurchase agreements related to such securities designed to allow the Fund to maintain a stable net asset value of $1.00 per share

PRINCIPAL RISKS                     Interest rate risk, credit risk,
                                    counterparty risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Government Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in obligations issued or guaranteed as to payment of principal and interest by the U.S. government, its agencies and instrumentalities and repurchase agreements. The Fund will provide shareholders with at least 60 days notice before it would adopt a policy that would permit the Fund to invest less than 80% of its net assets in such securities. U.S. government securities include direct obligations of the U.S. Treasury, and obligations of certain agencies such as Ginnie Maes and Fannie Maes.

In managing the Fund, the Adviser actively buys throughout the money market curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) and maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. U.S. government securities are considered to be among the safest investments and historically carry minimal credit risk. However, while obligations issued by some U.S. government agencies and instrumentalities are backed by the credit of the U.S. Treasury, others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.

CALENDAR YEAR TOTAL RETURNS

1992          1993        1994       1995        1996        1997        1998       1999        2000        2001
3.25%         2.63%       3.81%      5.53%       5.04%       5.14%       4.98%      4.66%       5.94%       %


Best Quarter               1.53%            (9/30/00)
Worst Quarter              0.64%            (3/31/93)



This table shows the Fund's average annual total returns for the periods ended December 31, 2001.

CLASS A SHARES                                        1 YEAR         5 YEARS       10 YEARS       SINCE INCEPTION
Armada Government Money Market Fund                      %              %              %                 %(1)


1 Since April 1, 1991.

For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at www.armadafunds.com. The Fund's yield appears in The Wall Street Journal each Thursday.

FUND FEES AND EXPENSES

See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                     High current income consistent with
                                    stability of principal while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY       Investing in a portfolio of high quality
                                    short-term debt securities designed to allow the Fund to maintain a stable net asset value of $1.00 per share

PRINCIPAL RISKS                     Interest rate risk, credit risk,
                                    counterparty risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests in a variety of high quality money market securities, including certificates of deposit and other obligations issued by domestic and foreign banks, as well as commercial paper. Foreign government obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of Nationally Recognized Statistical Rating Organizations (NRSROs).

The Adviser also invests in securities issued or guaranteed by the U.S. government or its agencies (government obligations) and repurchase agreements collateralized by government obligations and issued by financial institutions such as banks and broker-dealers. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by a major rating agency in the highest two rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

In selecting investments for the Fund, the Adviser actively buys throughout the money market curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, this Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The performance of Class B and Class C Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS

1992          1993        1994       1995        1996        1997        1998       1999        2000        2001
3.22%         2.64%       3.88%      5.61%       5.09%       5.22%       5.11%      4.76%       6.05%       %


Best Quarter               1.56%                     (9/30/00)
Worst Quarter              0.64%                     (6/30/93)

This table shows the Fund's average annual total returns for the periods ended December 31, 2001.

CLASS A SHARES                                      1 YEAR        5 YEARS       10 YEARS       SINCE INCEPTION
--------------------------------------------------------------------------------------------------------------
Armada Money Market Fund                              %              %              %                %(1)
--------------------------------------------------------------------------------------------------------------

CLASS B SHARES                                      1 YEAR        5 YEARS       10 YEARS       SINCE INCEPTION
--------------------------------------------------------------------------------------------------------------
Armada Money Market Fund                               %            N/A            N/A               %(2)
--------------------------------------------------------------------------------------------------------------

CLASS C SHARES                                      1 YEAR        5 YEARS       10 YEARS       SINCE INCEPTION
--------------------------------------------------------------------------------------------------------------
Armada Money Market Fund                               %            N/A            N/A               %(3)
--------------------------------------------------------------------------------------------------------------


(1) Since April 1, 1991.
(2) Since January 5, 1998.

(3) Since November 15, 2000.


For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at www.armadafunds.com. The Fund's yield appears in The Wall Street Journal each Thursday.

FUND FEES AND EXPENSES

See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA OHIO MUNICIPAL MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                     Current income exempt from regular federal
                                    income tax and Ohio personal income tax, consistent with stability of principal

PRINCIPAL INVESTMENT STRATEGY       Investing in a portfolio of high quality
                                    short-term Ohio municipal money market
                                    instruments designed to allow the Fund to maintain a stable net asset value of $1.00 per share and generate income exempt from federal and Ohio income taxes

PRINCIPAL RISKS                     Interest rate risk, credit risk, single
                                    state risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Ohio Municipal Money Market Fund's investment objective is to provide current income exempt from regular federal income tax and Ohio personal income tax, consistent with stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in high quality money market instruments issued by or on behalf of the State of Ohio, political subdivisions thereof or agencies or instrumentalities of Ohio or its political subdivisions, the income from which is exempt from regular federal income tax and Ohio personal income tax (Ohio municipal money market instruments). However, some Fund dividends may be taxable if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Ohio residents. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by a major rating agency in the two highest rating categories for such securities, and certain securities that are not so rated but are of comparable quality as determined by the Adviser.

Under normal market conditions, at least 80% of the value of the Fund's net assets will be invested in Ohio municipal money market instruments. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

There may be economic or political changes that impact the ability of Ohio municipal issuers to repay principal and to make interest payments on Ohio municipal money market instruments. Changes in the financial condition or credit rating of Ohio municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Ohio makes the Fund susceptible to economic, political and regulatory events that affect Ohio.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.

CALENDAR YEAR TOTAL RETURNS


  1999           2000        2001
  2.78%          3.68%       %


Best Quarter               0.98%            (12/31/00)
Worst Quarter              0.60%            (3/31/99)



This table shows the Fund's average annual total returns for the periods ended December 31, 2001.

CLASS A SHARES                                  1 YEAR         SINCE INCEPTION
-------------------------------------------------------------------------------
Armada Ohio Municipal Money Market Fund

                                                    %                  %(1)
-------------------------------------------------------------------------------


(1) Since November 2, 1998.

For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at www.armadafunds.com. The Fund's yield appears in The Wall Street Journal each Thursday.


FUND FEES AND EXPENSES

See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                     Current income exempt from regular federal
                                    income tax and Pennsylvania personal income tax, consistent with stability of principal

PRINCIPAL INVESTMENT STRATEGY       Investing in a portfolio of high quality
                                    short-term Pennsylvania municipal money
                                    market instruments designed to allow the Fund to maintain a stable net asset value of $1.00 per share and generate income exempt from federal and Pennsylvania income taxes

PRINCIPAL RISKS                     Interest rate risk, credit risk, single
                                    state risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Pennsylvania Tax Exempt Money Market Fund's investment objective is to provide current income exempt from regular federal income tax and Pennsylvania personal income tax, consistent with stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in high quality money market instruments issued by or on behalf of the Commonwealth of Pennsylvania and its political subdivisions and financing authorities, and obligations of the United States, including territories and possessions of the United States, the income from which is exempt from regular federal income tax and Pennsylvania income tax (Pennsylvania municipal money market instruments). However, some Fund dividends may be taxable if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Pennsylvania residents.

High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by a major rating agency in the two highest rating categories for such securities, and certain securities that are not so rated but are of comparable quality as determined by the Adviser. As a matter of fundamental policy, the Fund invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax and Pennsylvania personal income tax, but also is not considered a preference item for purposes of the federal alternative minimum tax.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

There may be economic or political changes that impact the ability of Pennsylvania municipal issuers to repay principal and to make interest payments on Pennsylvania municipal money market instruments. Changes in the financial condition or credit rating of Pennsylvania municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Pennsylvania makes the Fund susceptible to economic, political and regulatory events that affect Pennsylvania.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.

CALENDAR YEAR TOTAL RETURNS


1997            1998         1999           2000          2001
3.33%           2.98%        2.82%          3.65%            %


Best Quarter               0.95%            (12/31/00)
Worst Quarter              0.62%            (3/31/99)





This table shows the Fund's average annual total returns for the periods ended December 31, 2001.


CLASS A SHARES                                  1 YEAR           5 YEARS         SINCE INCEPTION
----------------------------------------------------------------------------------------------------
Armada Pennsylvania Tax Exempt Money
Market Fund                                        %                %                 %(1)
----------------------------------------------------------------------------------------------------


(1) Since September 11, 1996

For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at www.armadafunds.com. The Fund's yield appears in The Wall Street Journal each Thursday.

FUND FEES AND EXPENSES

See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA TAX EXEMPT MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                     High current interest income exempt
                                    from federal income tax consistent with
                                    stability of principal while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY       Investing in a portfolio of high quality
                                    short-term municipal money market
                                    instruments designed to allow the Fund to maintain a stable net asset value of $1.00 per share and generate income exempt from federal income tax

PRINCIPAL RISKS                     Interest rate risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Tax Exempt Money Market Fund's investment objective is to provide as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in high quality money market instruments issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities that pay interest exempt from federal income taxes (municipal money market instruments). However, Fund dividends will generally be taxable for state and local income tax purposes. Also, some Fund dividends may be taxable for federal income tax purposes if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by a major rating agency in the highest two rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

As a matter of fundamental policy, the Fund invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax, but is not considered a preference item for purposes of the federal alternative minimum tax.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal money market instruments. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The performance of Class B Shares will differ due to differences in expenses.


CALENDAR YEAR TOTAL RETURNS

1992          1993        1994       1995        1996        1997       1998        1999        2000       2001
2.41%         1.90%       2.41%      3.46%       3.11%       3.27%      3.08%       2.80%       3.68%         %


Best Quarter               0.97%            (12/31/00)
Worst Quarter              0.43%            (3/31/93)

This table shows the Fund's average annual total returns for the periods ended December 31, 2001. No average annual returns are shown for Class B Shares because the class had not begun operations as of December 31, 2001.


CLASS A SHARES                              1 YEAR         5 YEARS         10 YEARS       SINCE INCEPTION
-------------------------------------------------------------------------------------------------------------
Armada Tax Exempt Money Market Fund             %               %               %                  %(1)
-------------------------------------------------------------------------------------------------------------



(1) Since April 1, 1991.

For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at www.armadafunds.com. The Fund's yield appears in The Wall Street Journal each Thursday.

FUND FEES AND EXPENSES

See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA TREASURY MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                     High current income consistent with
                                    stability of principal while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY       Investing in a portfolio of high quality
                                    short-term obligations of the U.S. Treasury designed to allow the Fund to maintain a stable net asset value of $1.00 per share

PRINCIPAL RISK                      Interest rate risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Treasury Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests exclusively in direct obligations of the U.S. Treasury, such as Treasury bills and notes, and in other money market funds that invest exclusively in such obligations. The Fund will provide shareholders with at least 60 days notice before it would adopt a policy that would permit the Fund to invest less than 80% of its net assets in such securities.

In managing the Fund, the Adviser actively buys throughout the money market curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less and maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.

CALENDAR YEAR TOTAL RETURNS


1995          1996        1997       1998        1999        2000        2001
5.27%         4.75%       4.81%      4.54%       4.18%       5.37%         %


Best Quarter               1.41%            (12/31/00)
Worst Quarter              0.98%            (3/31/99)


This table shows the Fund's average annual total returns for the periods ended December 31, 2001.

CLASS A SHARES                              1 YEAR            5 YEARS             SINCE INCEPTION
-------------------------------------------------------------------------------------------------------
Armada Treasury Money Market Fund               %                  %                       %(1)
-------------------------------------------------------------------------------------------------------


(1) Since December 22, 1994.

For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at www.armadafunds.com. The Fund's yield appears in The Wall Street Journal each Thursday.

FUND FEES AND EXPENSES

See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA TREASURY PLUS MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                     Current income consistent with liquidity and
                                    stability of principal

PRINCIPAL INVESTMENT STRATEGY       Investing in a portfolio of high quality
                                    short-term obligations of the U.S. Treasury and repurchase agreements designed to allow the Fund to maintain a stable net asset value of $1.00 per share

PRINCIPAL RISKS                     Interest rate risk, counterparty risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Treasury Plus Money Market Fund's investment objective is to provide current income with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests exclusively in obligations issued or guaranteed by the U.S. Treasury, such as Treasury bills and notes, repurchase agreements related to such securities and other money market funds that invest exclusively in such obligations. The Fund will provide shareholders with at least 60 days notice before it would adopt a policy that would permit the Fund to invest less than 80% of its net assets in such securities.

In managing the Fund, the Adviser assesses current and projected market conditions. Based on this assessment, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive trade off between risk and return.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less and maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.

Performance information before June 16, 2000 represents performance of the Parkstone Treasury Fund which was reorganized into the Armada Treasury Plus Money Market Fund on that date.

CALENDAR YEAR TOTAL RETURNS

1994          1995        1996       1997        1998        1999        2000       2001
3.60%         5.31%       4.77%      4.95%       4.86%       4.34%       5.67%         %


Best Quarter               1.47%            (9/30/00)
Worst Quarter              0.63%            (3/31/94)




This table shows the Fund's average annual total returns for the periods ended December 31, 2001.

CLASS A SHARES                              1 YEAR       5 YEARS          SINCE INCEPTION
-----------------------------------------------------------------------------------------------
Armada Treasury Plus Money Market Fund          %             %                    %(1)
-----------------------------------------------------------------------------------------------



(1) Since December 1, 1993.

For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at www.armadafunds.com. The Fund's yield appears in The Wall Street Journal each Thursday.

FUND FEES AND EXPENSES

See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                         GOVERNMENT MONEY
                                            MARKET FUND

                                                                         MONEY MARKET FUND

                                              CLASS A           CLASS A       CLASS B(6)    CLASS C(6)
Maximum Sales Charge (Load) Imposed
on Purchases (as percentage of
offering price)                                None               None          None          None
-------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)             None               None         5.00%(1)      1.00%(2)
-------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                                None               None          None          None
-------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                None               None          None          None
-------------------------------------------------------------------------------------------------------
Exchange Fee                                   None               None          None          None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                       0.35%             0.35%          0.35%         0.35%
-------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                   0.10%             0.10%          0.75%         0.75%
-------------------------------------------------------------------------------------------------------
Other Expenses:
-------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(3)               0.25%             0.25%          0.25%         0.25%
-------------------------------------------------------------------------------------------------------
   Other                                       0.07%             0.08%          0.08%         0.08%
-------------------------------------------------------------------------------------------------------
Total Other Expenses                           0.32%             0.33%          0.33%         0.33%
-------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                            0.77%(4)           0.78%(5)       1.43%(5)      1.43%(5)
-------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                             OHIO MUNICIPAL MONEY         PENNSYLVANIA TAX EXEMPT MONEY
                                                 MARKET FUND                       MARKET FUND

                                                  CLASS A                            CLASS A
Maximum Sales Charge (Load) Imposed
on Purchases (as percentage of
offering price)                                    None                                None
---------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as percentage of net asset
value)                                             None                                None
---------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                                    None                                None
---------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                    None                                None
---------------------------------------------------------------------------------------------------------
Exchange Fee                                       None                                None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                           0.35%                              0.40%
---------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                       0.10%                              0.10%
---------------------------------------------------------------------------------------------------------
Other Expenses:
---------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(3)                   0.25%                              0.25%
---------------------------------------------------------------------------------------------------------
   Other                                           0.13%                              0.15%
---------------------------------------------------------------------------------------------------------
Total Other Expenses                               0.38%                              0.40%
---------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                               0.83%(4, 7)                        0.90%(4, 7)
---------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)


                                       TAX EXEMPT MONEY MARKET         TREASURY           TREASURY PLUS
                                                FUND              MONEY MARKET FUND     MONEY MARKET FUND

                                        CLASS A      CLASS B(9)        CLASS A               CLASS A
Maximum Sales Charge (Load) Imposed
on Purchases (as percentage of
offering price)                           None         None              None                 None
-----------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as percentage of net asset
value)                                    None        5.00%(1)           None                 None
-----------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested
Dividends and other distributions
(as a percentage of offering price)       None         None              None                 None
-----------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)           None         None              None                 None
-----------------------------------------------------------------------------------------------------------
Exchange Fee                              None         None              None                 None



ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                 0.35%         0.35%            0.30%                 0.30%
-----------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                             0.10%         0.75%            0.10%                 0.10%
-----------------------------------------------------------------------------------------------------------
Other Expenses:
-----------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(3)         0.25%         0.25%            0.25%                 0.25%
-----------------------------------------------------------------------------------------------------------
   Other                                 0.08%         0.08%            0.13%                 0.12%
-----------------------------------------------------------------------------------------------------------
Total Other Expenses                     0.33%         0.33%            0.38%                 0.37%
-----------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                       0.78%(10)     1.43%(10)        0.78%(4)              0.77%(8)
-----------------------------------------------------------------------------------------------------------


(1) This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Contingent Deferred Sales Charges."

(2) A contingent deferred sales charge is charged only with respect to Class C Shares redeemed prior to eighteen months from the date of purchase.

(3) The Trust enters into shareholder servicing agreements with financial institutions under which they agree to provide administrative services to their customers who beneficially own Class A, Class B or Class C Shares in consideration for the payment of up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

(4) Each of these Funds' total actual annual operating expenses for Class A Shares for the most recent fiscal year were less than the amounts shown above because the Adviser and Distributor each waived a portion of the investment advisory fees and distribution fees, respectively, in order to keep total operating expenses for Class A Shares at a specified level. With these fee waivers, each Fund's actual total operating expenses for Class A Shares were:

      Armada Government Money Market Fund                              0.57%
      Armada Ohio Municipal Money Market Fund                          0.48%
      Armada Pennsylvania Tax Exempt Money Market Fund                 0.50%

      Armada Treasury Money Market Fund                                0.63%

   The Adviser and Distributor each expects to continue these waivers so that total operating expenses for Class A Shares for the current fiscal year are expected to be as follows:

      Armada Government Money Market Fund                              0.62%
      Armada Ohio Municipal Money Market Fund                          0.58%
      Armada Pennsylvania Tax Exempt Money Market Fund                 0.60%

      Armada Treasury Money Market Fund                                0.68%


   These fee waivers remain in effect as of the date of this prospectus, but the Adviser and/or Distributor may discontinue all or part of these waivers at any time.

(5) The Money Market Fund's total actual annual operating expenses for Class A, Class B and Class C Shares for the most recent fiscal year were less than the amounts shown above because the Adviser and Distributor each waived a portion of the investment advisory fees and distribution fees, respectively, in order to keep total operating expenses at a specified level. With these fee waivers, the Fund's actual total operating expenses for Class A, Class B and Class C Shares were 0.58%, 1.33% and 1.33%, respectively. The Adviser and Distributor each expects to continue these waivers so that the total operating expenses for Class A, Class B and Class C Shares for the current fiscal year are expected to be 0.63%, 1.33% and 1.33%, respectively. These fee waivers remain in effect as of the date of this prospectus, but the Adviser and/or Distributor may discontinue all or part of these waivers at any time.

(6) Class B and Class C Shares of the Money Market Fund are available only through exchanges from other Funds within the respective class. Initial purchases of Class B Shares or Class C Shares of the Fund are not possible except by using the Systematic Exchange Program (see page__).

(7) Total Annual Fund Operating Expenses for the Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund and Tax Exempt Money Market Fund have been restated to reflect an increase from 0.15% to 0.25% in shareholder servicing fees for these Funds.

(8) The Treasury Plus Money Market Fund's total actual annual operating expenses for Class A Shares for the most recent fiscal year were less than the amount shown above because the Distributor waived a portion of the distribution fees in order to keep operating expenses for Class A Shares at a specified level. With these fee waivers, the Fund's actual total operating expenses for Class A Shares were 0.67%. The Distributor expects to continue these waivers so that total operating expenses for Class A Shares for the current fiscal year are expected to be 0.72%. These fee waivers remain in effect as of the date of this prospectus, but the Distributor may discontinue all or part of these waivers at any time.


(9) Class B Shares of the Tax Exempt Money Market Fund are available only through exchanges from Class B Shares of other Funds. Initial purchases of Class B Shares of the Fund are not possible except by using the Systematic Exchange Program (see page__).

(10) The Tax Exempt Money Market Fund's total actual annual operating expenses for Class A Shares for the most recent fiscal year were less than the amounts shown above because the Adviser and Distributor each waived a portion of the investment advisory fees and distribution fees, respectively, in order to keep total operating expenses at a specified level. With these fee waivers, the Fund's actual total operating expenses for Class A Shares were 0.43%. The Adviser and Distributor each expects to continue these waivers so that the total operating expenses for Class A Shares for the current fiscal year are expected to be 0.53% . The Adviser also expects to waive a portion of the investment advisory fees for Class B Shares of the Tax Exempt Money Market Fund in order to keep total operating expenses at a specified level. With these fee waivers, the Fund's actual total operating expenses for Class B Shares are expected to be 1.23%. These fee waivers remain in effect as of the date of this prospectus, but the Adviser and/or Distributor may discontinue all or part of these waivers at any time.


For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in each of the Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same, you reinvest all dividends and distributions, and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:



                                        1 YEAR              3 YEARS              5 YEARS              10 YEARS
                                        ------              -------              -------              --------
GOVERNMENT MONEY
MARKET FUND
    Class A Shares                     $79                   $246                 $428                  $954
MONEY MARKET FUND
    Class A Shares                     $80                   $249                 $433               $   966
    Class B Shares(1)                  646                    852                  982                 1,535
    Class B Shares(2)                  146                    452                  782                 1,535
    Class C Shares(1)                  246                    452                  782                 1,713
    Class C Shares(2)                  146                    452                  782                 1,713
OHIO MUNICIPAL MONEY MARKET FUND
    Class A Shares                     $85                   $265                 $460                $1,025
PENNSYLVANIA TAX EXEMPT MONEY
MARKET FUND
    Class A Shares                     $92                   $287                 $498                $1,108
TAX EXEMPT MONEY
MARKET FUND
    Class A Shares                     $80                   $249                 $433                  $966
    Class B Shares(1)                  646                    852                  982                 1,535
    Class B Shares(2)                  146                    452                  782                 1,535
TREASURY MONEY
MARKET FUND

    Class A Shares                     $80                   $249                 $433                  $966
TREASURY PLUS MONEY
MARKET FUND
    Class A Shares                     $79                   $246                 $428               $   954


(1) If you sell your shares at the end of the period.
(2) If you do not sell your shares at the end of the period.

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

This section provides additional information about the principal investment strategies used by the Funds and the related risks. Our Statement of Additional Information contains more information about the particular types of securities in which the Funds invest. The following chart indicates the specific investments in which each Fund primarily invests.


                                                            Fixed Income   Government     Repurchase      Municipal
                                                            Securities     Securities     Agreements      Securities
    ARMADA GOVERNMENT MONEY MARKET FUND                     X              X              X
    ARMADA MONEY MARKET FUND                                X                             X
    ARMADA OHIO MUNICIPAL MONEY MARKET FUND                 X                                             X
    ARMADA PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND        X                                             X
    ARMADA TAX EXEMPT MONEY MARKET FUND                     X                                             X
    ARMADA TREASURY MONEY MARKET FUND                       X              X
    ARMADA TREASURY PLUS MONEY MARKET FUND                  X              X              X

FIXED INCOME SECURITIES

The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings.

GOVERNMENT SECURITIES

Direct obligations of the U.S. Treasury are considered to be among the safest investments. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law.

REPURCHASE AGREEMENTS

Under a repurchase agreement a Fund purchases securities from a seller who agrees to repurchase the securities sold at a mutually agreed upon time and price which is higher than the purchase price. The securities usually are repurchased the next day or within a few days. If the seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced by or against the seller, there could be a delay in receiving the collateral.

MUNICIPAL SECURITIES

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of a Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

In addition, a Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. A Fund that concentrates its investments in a single state may be riskier than mutual funds that buy securities of issuers in numerous states.

MORE INFORMATION ABOUT FUND INVESTMENTS

The principal investments and strategies described in preceding sections of this prospectus are those that we use under normal circumstances. Each Fund also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See our Statement of Additional Information for more detail on the investments and strategies used by the Funds.

To the extent not inconsistent with a Fund's other investment policies, a Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities may temporarily deviate from such policy in limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities.

Each Fund may hold cash pending investment and may hold up to 100% of its assets in cash for temporary defensive purposes.

The Trust has applied for an order from the SEC that, if granted, would allow the non-money market funds offered by the Trust through separate prospectuses to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by this prospectus. A non-money market fund will generally hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets. There is no guarantee that the SEC will approve the application.

INVESTOR PROFILES

The table below provides information concerning the type of investor who might want to invest in each of the Funds. It is meant as a general guide only. TAX EXEMPT FUNDS ARE GENERALLY NOT APPROPRIATE INVESTMENTS FOR TAX-DEFERRED RETIREMENT ACCOUNTS, SUCH AS IRAS, BECAUSE THEIR RETURNS ARE GENERALLY LOWER THAN THOSE OF TAXABLE FUNDS AND THE BENEFITS OF THE TAX EXEMPTION CANNOT BE REALIZED IN A TAX-DEFERRED ACCOUNT. Please consult your financial adviser for help in deciding which Fund is right for you.

FUND                       MAY BE APPROPRIATE FOR . . .

Government Money
  Market Fund              Investors seeking current income and the added
                           stability and quality of a fund that invests in government securities

Money Market Fund          Investors seeking current income and reduced risk
                           through a widely diversified money market portfolio

Ohio Municipal Money
  Market Fund              Taxable investors seeking current income exempt from
                           federal and Ohio income taxes

Pennsylvania Tax
  Exempt Money             Market Fund Taxable investors seeking current income
                           exempt from federal and Pennsylvania income taxes

Tax Exempt Money
  Market Fund              Taxable investors seeking current income exempt from
                           federal income taxes

Treasury Money
  Market Fund              Investors seeking current income and the added
                           stability and quality of a fund that invests in U.S.
                           Treasury securities

Treasury Plus Money
  Market Fund              Investors seeking current income and the added
                           stability and quality of a fund that invests in U.S.
                           Treasury securities

INVESTMENT ADVISER AND INVESTMENT TEAMS

National City Investment Management Company, with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Adviser to the Funds. As of June 30, 2001, the Adviser had approximately $26 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services to institutional clients since 1995.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.

The Board of Trustees of the Trust supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.

The table below shows the Adviser's management teams responsible for each Fund as well as the advisory fees the Adviser received for each Fund for the fiscal period ended May 31, 2001.


                                                                                      ADVISORY FEES PAID AS A
                                                                                       PERCENTAGE OF AVERAGE
                                                                                   NET ASSETS FOR THE FISCAL YEAR
FUND NAME                                  MANAGEMENT TEAM                               ENDED MAY 31, 2001
Government Money Market Fund               Taxable Money Market Team                            0.25%
----------------------------------------------------------------------------------------------------------------
Money Market Fund                          Taxable Money Market Team                            0.25%
----------------------------------------------------------------------------------------------------------------
Ohio Municipal Money Market Fund           Tax Exempt Money Market Team                         0.15%
----------------------------------------------------------------------------------------------------------------
Pennsylvania Tax Exempt Money Market Fund  Tax Exempt Money Market Team                         0.15%
----------------------------------------------------------------------------------------------------------------
Tax Exempt Money Market Fund               Tax Exempt Money Market Team                         0.15%
----------------------------------------------------------------------------------------------------------------
Treasury Money Market Fund                 Taxable Money Market Team                            0.25%
----------------------------------------------------------------------------------------------------------------
Treasury Plus Money Market Fund            Taxable Money Market Team                            0.30%
----------------------------------------------------------------------------------------------------------------

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange shares of the Funds.

The classes have different expenses and other characteristics.


         CLASS A SHARES (ALL FUNDS)


         -        No front-end sales charge

         -        Low 12b-1 fees

         - $500 minimum initial investment - no subsequent minimum investment

         -        $50 minimum monthly investment through Planned Investment
                  Program

--------------------------------------------------------------------------------
       CLASS B SHARES (MONEY MARKET FUND AND TAX EXEMPT MONEY MARKET FUND ONLY)

       - Exchange only from an Armada non-money market fund or arrange for a Systematic Exchange Program


       -        No front-end sales charge

       - Contingent deferred sales charge (back-end sales charge if you redeem within 5 years - declining after the second year)

       -        Higher 12b-1 fees than Class A Shares

       -        $500 minimum initial investment

       -        no subsequent minimum investment

       -        Converts to Class A Shares after the eighth year


       CLASS C SHARES (MONEY MARKET FUND ONLY)

       - Exchange only from an Armada non-money market fund or arrange for a Systematic Exchange Program


       -        No front-end sales charge

       - Contingent deferred sales charge (back-end sales charge if you redeem within the first 18 months)

       -        Higher 12b-1 fees than Class A Shares

       - $500 minimum initial investment - no subsequent minimum investment

       -        Does not convert to any other share class

For investors purchasing shares through a Planned Investment Program, the minimum initial investment is $50. See "Planned Investment Program" on page __.

For information on how to open an account and set up procedures for placing transactions call 1-800-622-FUND (3863).


Class B Shares of the Armada Money Market Fund and Armada Tax Exempt Money Market Fund and Class C Shares of the Armada Money Market Fund are available if participating in a Systematic Exchange Program (see page __) or via an exchange from Class B Shares or Class C Shares, respectively, of another Fund of the Trust.


Class A and Class B Shares are for individual and corporate investors and retirement plans. Class C Shares are for individual investors and retirement plans.

From time to time, the Adviser may pay from its own resources a fee to financial institutions that generate purchase orders.

HOW TO PURCHASE FUND SHARES

                                  NEW ACCOUNT SET UP                                    ADDING TO AN EXISTING ACCOUNT
INTERNET WWW.ARMADAFUNDS.COM      Visit our site and click on "Open an Account          You may place your purchase order on our
                                  Online." Or log on to our on line Forms Center to     Web Site using your established banking
                                  print or complete an application on line. Mail the    instructions for payment. To authorize this
                                  application to the address below. Unless you          service, please complete an Account Change
                                  arrange to pay by wire or ACH, write your check,      Form or call 1-800-622-FUND (3863).
                                  payable in U.S. dollars, to "Armada Funds (Fund
                                  name)."  The Trust cannot accept third-party
                                  checks, credit cards, credit card checks or cash

TELEPHONE
1-800-622-FUND (3863)             Call our Investor Services Line to obtain an          Call our Investor Services Line to purchase
                                  application                                           additional shares. To authorize this
                                                                                        service, please complete an Account Change
                                                                                        Form or call 1-800-622-FUND (3863).

MAIL                              Complete an application and mail it along with a      Make your check payable to Armada Funds
                                  check payable, in U.S. dollars, to "Armada Funds      (Fund Name). Please include your account
                                  (Fund Name)."                                         number on your check and mail it to the
                                                                                        address at the left.
                                           Armada Funds
                                           P.O. Box 8421
                                           Boston, MA 02266-8421

                                  For overnight delivery mail to:

                                           Boston Financial Data Services
                                           Attn: Armada Funds
                                           66 Brooks Drive
                                           Braintree, MA 02184

                                  The trust cannot accept third-party checks, credit
                                  cards, credit card checks or cash.

AUTOMATED CLEARING HOUSE ("ACH")  Complete "Bank, Wire & Electronic Funds Transfer      A Planned Investment Program can be set up
                                  Instructions" when opening your account to have       to automatically purchase shares on
                                  funds directly transferred from a bank account.  A    designated dates during the month.  Please
                                  primary and secondary account may be established.     see "Planned Investment Program" on page__.
                                  Please note all electronic transfers will be on the
                                  primary account unless notified otherwise. Any
                                  changes in these instructions must be made in
                                  writing to Armada Funds and they will require a
                                  signature guarantee.

PLANNED INVESTMENT PROGRAM        With a $50 minimum initial investment and if you      With current account information on your
                                  have a checking or savings account with a bank, you   account, participation in the program can
                                  may purchase Class A Shares automatically through     be arranged via the Internet or by calling
                                  regular deductions from your account in amounts of    1-800-622-FUND (3863).
                                  at least $50 per month per account.

                                                                                        For existing accounts, without account
                                  You may arrange for participation in this program     information, participation can be arranged
                                  when a new account is established                     by completing an Account Change Form with
                                                                                        banking information.  This form must
                                                                                        include a signature guarantee by a bank or
                                                                                        other financial institution.

WIRE                              To purchase shares by wire, call 1-800.622.FUND       Call 1-800-622-FUND (3863) prior to sending
                                  (3863) to set up your account to accommodate wire     the wire in order to obtain a confirmation
                                  transactions and to receive a wire control number     number and to ensure prompt and accurate
                                  to be included in the body of the wire. Ask your      handling of funds.  Ask your bank to
                                  bank to transmit immediately available funds by       transmit immediately available funds by
                                  wire in the amount of your purchase to:               wire as described at the left.  Please
                                  State Street Bank and Trust Company                   include your account number.
                                  ABA # 011000028

                                  Account 99052755 Credit Armada Funds                  The Fund and its transfer agent are not
                                  (Account Registration)                                responsible for the consequences of delays
                                  (Account Number)                                      resulting from the banking or Federal
                                  (Wire Control Number)                                 Reserve Wire system, or from incomplete
                                                                                        wiring instructions
                                  Note: Your bank may charge you a fee for this
                                  service.

                                  The Fund and its transfer agent are not responsible
                                  for the consequences of delays resulting from the
                                  banking or Federal Reserve Wire system, or from
                                  incomplete wiring instructions.

FINANCIAL INTERMEDIARY            Contact your financial consultant. Please note,       Contact your financial consultant. Please
                                  your financial consultant or institution may charge   note, your financial consultant or
                                  a fee for its services.                               institution may charge a fee for its
                                                                                        services.


BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

Your investment representative is responsible for transmitting all purchase and sale requests, investment information, documentation and money to the Fund on time. Certain investment representatives have agreements with the Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the investment representative must send your payment to the Funds by the time they price their shares on the following day. If your investment representative fails to do so, it may be responsible for any resulting fees or losses.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange is open for business (a "Business Day").

The Trust may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase order. The following table shows when the daily NAV is calculated for each of the Funds and the deadline for submitting a purchase order to the Transfer Agent in order to receive the current Business Day's NAV:

                                                                                     Deadline for submitting purchase
                                                                                     orders to the Transfer Agent to
                                                 Time of NAV Calculation             receive the current day's NAV
------------------------------------------------------------------------------------------------------------------------
Money Market Fund                                Once daily                          3:30 p.m. Eastern Time
Government Money Market Fund                     4:00 p.m. Eastern Time
                                                 (or close of trading on the New
                                                 York Stock Exchange)
------------------------------------------------------------------------------------------------------------------------
Ohio Municipal Money Market Fund                 Twice daily                         12:30 p.m. Eastern Time
Pennsylvania Tax Exempt                          1:00 p.m. Eastern Time and 4:00
   Money Market Fund                             p.m. Eastern Time
Tax Exempt Money Market Fund                     (or close of trading on the New
Treasury Money Market Fund                       York Stock Exchange)
Treasury Plus Money Market Fund

On any Business Day when the Bond Market Association ("BMA") recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same Business Day credit for purchase and redemption orders received after the Fund's closing time and credit will be given to the next Business Day.

To be eligible to receive dividends declared on the day you submit your purchase order, a Fund generally must receive your order by the above listed deadlines and immediately available funds before 3:30 p.m. Eastern time that day.

NAV is not calculated on holidays when the New York Stock Exchange is closed for trading.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV for the money market funds, a Fund generally values its investment portfolio using the amortized cost method, which is described in our Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.

SALES CHARGES

CONTINGENT DEFERRED SALES CHARGES -
         CLASS B SHARES AND CLASS C SHARES


Class B Shares of the Armada Money Market Fund and Armada Tax Exempt Money Market Fund and Class C Shares of the Armada Money Market Fund are available only through an exchange from a non-money market fund offered by the Trust. You do not pay a sales charge when you receive Class B Shares of the Armada Money Market Fund or Armada Tax Exempt Money Market Fund or Class C Shares of the Armada Money Market Fund in an exchange. The offering price of Class B and Class C Shares is simply the next calculated NAV. But if you sell your Class B Shares within five years after your purchase or your Class C Shares within 18 months of purchase, you will pay a contingent deferred sales charge as described in the table below for Class B Shares or 1.00% for Class C Shares on either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after the Fund receives your sale request in good order, whichever is less. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of Class B Shares of one Fund for Class B Shares of another Fund or to exchanges of Class C Shares of one Fund for Class C Shares of another Fund. After eight years, your Class B Shares are converted to Class A Shares. There is no conversion feature for Class C Shares.


                                                              Class B Shares
                                            Contingent Deferred Sales Charge as a Percentage of
  Years Since Purchase                                Dollar Amount Subject to Charge
  ----------------------------------------------------------------------------------------------
  First                                                          5.0%
  Second                                                         5.0%
  Third                                                          4.0%
  Fourth                                                         3.0%
  Fifth                                                          2.0%
  Sixth                                                          None
  Seventh                                                        None
  Eighth                                                         None

When an investor redeems his or her Class B or Class C Shares, the redemption order is processed to minimize the amount of the contingent deferred sales charge that will be charged. Class B or Class C Shares are redeemed first from those Class B or Class C Shares that are not subject to the deferred sales load (i.e., Class B or Class C Shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the Class B or Class C Shares that have been held the longest.

The contingent deferred sales charge will be waived if you sell your Class B or Class C Shares for the following reasons:

-        redemptions following the death or disability of a shareholder;

- redemptions representing a minimum required distribution from an IRA or a custodial account to a shareholder who has reached 70 1/2 years of age;

- minimum required distributions from an IRA or a custodial account to a shareholder who has died or become disabled;

- redemptions by participants in a qualified plan for retirement loans, financial hardship, certain participant expenses and redemptions due to termination of employment with plan sponsor;

-        redemptions by a settlor of a living trust;

- redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the value of shares held in the account is less than the minimum account size;

-        return of excess contributions;

- redemptions following the death or disability of both shareholders in the case of joint accounts;

- exchanges of Class B Shares for Class B Shares or Class C Shares for Class C Shares of other Funds of the Trust;

- distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan;

- exchange of Class B Shares or Class C Shares for Class I Shares of the same Fund by a financial institution on behalf of its customers who beneficially own such shares through a fiduciary account; and

- redemptions by participants in a qualified plan who transfer funds from an Armada fund to a non-Armada fund available through the plan.

GENERAL INFORMATION ABOUT SALES CHARGES

When you buy Class A Shares, your securities dealer is paid a servicing fee as long as you hold your shares. When you buy Class B Shares or Class C Shares, your securities dealer receives a servicing fee after 12 months and then as long as you hold your shares.

HOW TO SELL YOUR FUND SHARES

Holders of Class A, Class B and Class C Shares may sell shares by following the procedures established when they opened their account or accounts.

INTERNET
WWW.ARMADAFUNDS.COM                 The minimum amount for Internet redemption
                                    is $100. You may arrange for participation in a Systematic Withdrawal Plan (see below for more information). To authorize this service, please complete an Account Change
                                    Form or call 1-800-622-FUND (3863).

TELEPHONE
1-800-622-FUND (3863)               Call with your account name, number, and
                                    amount of redemption (minimum amount is
                                    $100). Redemptions will be sent to the
                                    shareholder's address or bank account on record.

SYSTEMATIC WITHDRAWAL PLAN          If you have at least $1,000 in your account,
                                    you may use the Systematic Withdrawal Plan.
                                    Under the plan you may arrange periodic
                                    automatic withdrawals of at least $100 from any Fund. There will be no deferred sales charge on systematic withdrawals made on Class B and Class C Shares, as long as the amounts withdrawn do no exceed 10% annually of the account balance. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, via electronic transfer to your account. Participation in this program can be arranged when completing an account application or an Account Change
                                    Form, via the Internet, or by calling our Investor Services line.

FINANCIAL INTERMEDIARY              Contact your financial consultant. Your
                                    financial consultant or institution may
                                    charge a fee for its services, in addition to the fees charged by the Fund.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to sell $100,000 or more of your shares, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share for redemption requests received in good order by the Fund will be the next NAV determined less, in the case of Class B and Class C Shares, any applicable deferred sales charge. Good order means that your request includes complete information and legal requirements on your redemption request.

See "Contingent Deferred Sales Charges - Class B Shares and Class C Shares" on page ___ for information concerning the application of contingent deferred sales charges.

CHECK WRITING AVAILABLE TO CLASS A SHARES

To apply for check writing privileges on your investment in Class A Shares of any Armada money market fund, complete the appropriate section and the signature card in the account application. Upon receipt of your signature card, you will be sent checks for your account. The minimum amount for a check written from your account is $100. However, your account cannot be closed by writing a check. You will receive daily dividends declared on the shares to be redeemed up to the day that a check is presented for payment. The Trust will give you at least 30 days written notice before modifying or terminating your check writing privilege.

RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within seven days after we receive your request. Your proceeds can be wired to your bank account or sent to you by check. Armada Funds does not charge a fee to wire your funds; however, your institution may charge a fee.

IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS, YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 10 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Trust may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b) the NYSE is closed for other than customary weekend and holiday closings;

(c)      the SEC has by order permitted such suspension; or

(d) an emergency exists as a result of which: (i) disposal by the Trust of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Trust to determine the fair market value of its net assets.

HOW TO EXCHANGE YOUR SHARES

You may exchange your shares on any Business Day. Deadline for submitting same day exchange order to the Transfer Agent is 4:00 p.m. Eastern Time.


Class B Shares of the Armada Money Market Fund and Armada Tax Exempt Money Market Fund and Class C Shares of the Armada Money Market Fund are available if participating in a Systematic Exchange Program (see below) or via an exchange from Class B Shares or Class C Shares, respectively, of a non-money market fund offered by the Trust.


INTERNET
WWW.ARMADAFUNDS.COM                 You may exchange your shares through the
                                    Internet. The minimum amount for Internet exchange into a new fund is $500. You may arrange for participation in a Systematic
                                    Exchange Plan (see below for more
                                    information). To authorize this service, visit our Forms Center online to obtain an Account Change Application.

TELEPHONE
1-800-622-FUND (3863)               Call with your account name, number, and
                                    amount of exchange into an existing account
                                    (minimum amount is $500). To authorize this service, please complete an Account Change
                                    Form.

SYSTEMATIC EXCHANGE PROGRAM         Exchange existing shares of an Armada Money
                                    Market Fund for any other Armada Fund of the same class automatically, at periodic intervals.


                                    If you would like to enter a program
                                    concerning Class B or Class C Shares you must exchange them within either six or twelve months from the date of purchase. The minimum exchange is $50.


MAIL Indicate which existing fund you would like to transfer to (you may exchange only within the same share class) and mail to the following address:

                                              Armada Funds
                                              P.O. Box 8421
                                              Boston, MA 02266-8421

                                    For overnight delivery mail to:

                                              Boston Financial Data Services
                                              Attn: Armada Funds
                                              66 Brooks Drive
                                              Braintree, MA 02184

                                    The exchange minimum is at least $500.

FINANCIAL INTERMEDIARY              Contact your financial consultant. Your
                                    financial consultant or institution may
                                    charge a fee for its services.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

The exchange privilege is a convenient way to respond to changes in investment goals or in market conditions. This privilege is not designed for market-timing (switching money into investments in anticipation of rising prices or taking money out in anticipation of the market falling). As money is shifted in and out, a Fund incurs expenses for buying and selling securities. These costs are borne by all Fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges to one exchange every two months. The Trust may contact a shareholder who exceeds the limit and, if a market-timing pattern continues, management of the Trust may revoke the shareholder's privilege to purchase shares of a Fund through exchanges. Management of the Trust reserves the right to limit, amend or impose charges upon, terminate or otherwise modify the exchange privilege. Any modification to the exchange privilege will not otherwise affect your right to redeem shares. You will be provided 60 days' notice before any material change to the exchange privilege is made.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

CLASS A SHARES

You may exchange Class A Shares of any Armada Fund for Class A Shares of any other Armada Fund. If you exchange shares that you purchased without a sales charge or with a lower sales charge into an Armada Fund with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge equal to the difference between the lower and higher applicable sales charges. If you exchange shares into an Armada Fund with the same, lower or no sales charge, there is no incremental sales charge for the exchange in this manner.

CLASS B SHARES

You may exchange Class B Shares of any Armada Fund for Class B Shares of any other Armada Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange, provided you hold your shares for at least five years from your initial purchase.

CLASS C SHARES

You may exchange Class C Shares of any Armada Fund for Class C Shares of any other Armada Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange in this manner, provided you hold your shares for at least 18 months from your initial purchase.

TELEPHONE AND INTERNET TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although the Trust has certain safeguards and procedures to confirm the authenticity of instructions, the Trust is not responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone or via the Internet, you will generally bear the risk of any loss, provided the Fund has followed reasonable procedures to confirm the authenticity of instructions.

EXCHANGES AVAILABLE TO CLASS A, B AND C SHARES

Because purchases of Class A Shares of non-money market funds may be subject to an initial sales charge, it may be beneficial for you to execute a Letter of Intent indicating an intent to purchase Class A Shares in connection with this program.

If you would like to enter a systematic exchange program concerning Class B or Class C Shares you must exchange them within six or twelve months from the date of purchase.

You may arrange for participation in this program via the Internet at www.armadafunds.com, by calling 1-800-622-FUND (3863) or by completing an account application.

DISTRIBUTION OF FUND SHARES


Each Fund has adopted a distribution plan with respect to Class A Shares, the Money Market Fund has adopted separate distribution plans with respect to Class B Shares and Class C Shares, and the Tax Exempt Money Market Fund has adopted a distribution plan with respect to Class B Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, that allow each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.


Distribution fees for Class A Shares, after fee waivers, as a percentage of average daily net assets, are 0.05% with respect to each Fund. Absent fee waivers, each Fund is permitted to pay up to 0.10% for distribution fees on Class A Shares.


Distribution fees for Class B Shares of the Armada Money Market Fund and Armada Tax Exempt Money Market Fund and Class C Shares of the Armada Money Market Fund, as a percentage of average daily net assets, are 0.75%.


Each Fund also has adopted a shareholder services plan that permits the Fund to use its assets to pay for services provided by financial institutions to their customers who hold Class A, Class B or Class C Shares of the Fund. Each Fund may pay these institutions up to 0.25% of the average daily net assets attributable to Class A, Class B or Class C Shares for these shareholder services.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAXES

Each Fund accrues its income daily and distributes it monthly.

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend and/or capital gain distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at www.armadafunds.com, or you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid the next day if done through the Internet or after the Fund receives your written notice.

FEDERAL TAXES

Fund distributions (other than exempt-interest dividends discussed below) will generally be taxable to you as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions attributable to the net capital gain of a Fund, if any, will be taxable to you as long-term capital gain.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

The Armada Ohio Municipal Money Market Fund, Armada Pennsylvania Tax Exempt Money Market Fund and Armada Tax Exempt Money Market Fund (the "Tax Exempt Funds") anticipate that substantially all of their income dividends will be "exempt interest dividends," which are exempt from federal income taxes. However, some dividends may be taxable, such as dividends that are derived from occasional taxable investments or from capital gains. Interest on indebtedness incurred by a shareholder to purchase or carry shares of any Tax Exempt Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax Exempt Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or localities within the state. The Armada Pennsylvania Tax Exempt Money Market Fund intends to distribute income that is exempt from Pennsylvania personal income taxes. The Armada Ohio Municipal Money Market Fund intends to distribute income that is exempt from Ohio personal income taxes. Shareholders should consult their tax advisers regarding the tax status of distributions in their states and localities.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS


The tables that follow present performance information about Class A Shares of each Fund, and Class B and Class C Shares of the Money Market Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's or share class' operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. No performance information is shown for Class B Shares of the Tax Exempt Money Market Fund as the class had not yet begun operations prior to the date of this prospectus.


Except as stated otherwise below, the financial highlights have been audited by Ernst & Young LLP, independent auditors, whose report, along with each Fund's financial statements, are included in the annual report and are incorporated by reference into the Statement of Additional Information.

On June 16, 2000, the Parkstone Treasury Fund was reorganized into the similarly managed Armada Treasury Plus Money Market Fund. In connection with this reorganization, the Armada Treasury Plus Money Market Fund adopted the financial highlights, financial statements and performance history of the acquired Parkstone Fund. The Financial Highlights for the Armada Treasury Plus Money Market Fund for the periods presented through May 31, 1999 were audited by the former independent auditors to the Parkstone Treasury Fund.

You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).

For a Portfolio Share Outstanding Throughout the Years Ended May 31, Unless Otherwise Indicated




                    Net Asset                   Dividends                                                    Ratio of
                    Value,          Net         from Net      Net Asset                       Net Assets     Expenses
                    Beginning       Investment  Investment    Value, End       Total          End of         to Average
                    of Period       Income      Income        of Period        Return(+)      Period (000)   Net Assets
GOVERNMENT MONEY
MARKET FUND
CLASS A
2001                  $1.00           $0.06       $(0.06)         $1.00          5.67%      $ 650,803         0.57%
2000                   1.00            0.05        (0.05)          1.00           5.14        521,688          0.54
1999                   1.00            0.05        (0.05)          1.00           4.70        565,095          0.57
1998                   1.00            0.05        (0.05)          1.00           5.17        247,281          0.52
1997                   1.00            0.05        (0.05)          1.00           5.04        159,129          0.47
MONEY MARKET FUND
CLASS A
2001                  $1.00           $0.06       $(0.06)         $1.00          5.74%     $2,030,360         0.58%
2000                   1.00            0.05        (0.05)          1.00           5.25      1,717,661          0.55
1999                   1.00            0.05        (0.05)          1.00           4.82      1,360,644          0.56
1998                   1.00            0.05        (0.05)          1.00           5.26        696,893          0.51
1997                   1.00            0.05        (0.05)          1.00           5.09        346,172          0.47
CLASS B
2001                  $1.00           $0.05       $(0.05)         $1.00          4.96%        $   970         1.33%
2000                   1.00            0.04        (0.04)          1.00           4.50            249          1.26
1999                   1.00            0.04        (0.04)          1.00           4.21             27          1.27
1998(1)                1.00            0.02        (0.02)          1.00           1.91              5          1.22
CLASS C
2001(2)               $1.00           $0.02       $(0.02)         $1.00           2.43%       $    39          1.33%
OHIO MUNICIPAL
MONEY MARKET FUND
CLASS A
2001                  $1.00           $0.03       $(0.03)         $1.00          3.55%       $ 48,771         0.48%
2000                   1.00            0.03        (0.03)          1.00           3.13         29,458          0.50
1999(3)                1.00            0.02        (0.02)          1.00           1.50         11,019          0.50


                                        Ratio          Ratio of
                         Ratio of Net   of Expenses    Net Investment
                         Investment     to Average     Income to Average
                         Income         Net Assets     Net Assets
                         to Average     (Excluding     (Excluding
                         Net Assets     Waivers)       Waivers)

GOVERNMENT MONEY
MARKET FUND
CLASS A
2001                       5.42%          0.72%         5.27%
2000                        4.99           0.70         4.83
1999                        4.61           0.67         4.51
1998                        5.05           0.62         4.95
1997                        4.93           0.57         4.83
MONEY MARKET FUND
CLASS A
2001                       5.58%          0.73%        5.43%
2000                        5.14           0.71         4.98
1999                        4.68           0.66         4.58
1998                        5.14           0.61         5.08
1997                        4.97           0.57         4.87
CLASS B
2001                       4.83%          1.43%        4.73%
2000                        4.43           1.36         4.33
1999                        3.97           1.37         3.87
1998(1)                     4.39           1.27         4.31
CLASS C
2001(2)                     4.62%          1.43%        4.52%
OHIO MUNICIPAL
MONEY MARKET FUND
CLASS A
2001                       3.47%          0.73%        3.22%
2000                        3.11           0.76         2.85
1999(3)                     2.62           0.70         2.42











(+)   Total return is for the period indicated and has not been annualized.

(1) Money Market Fund Class B commenced operations on January 5, 1998. All ratios for the period have been annualized.

(2) Money Market Fund Class C commenced operations on November 15, 2000. All ratios for the period have been annualized.

(3) Ohio Municipal Money Market Fund Class A commenced operations on November 2, 1998. All ratios for the period have been annualized.

For a Portfolio Share Outstanding Throughout the Years Ended May 31, Unless Otherwise Indicated




                              Net Asset                       Dividends                                             Ratio of
                              Value,              Net         from Net       Net Asset               Net Assets     Expenses
                              Beginning           Investment  Investment     Value, End   Total      End of         to Average
                              of Period           Income      Income         of Period    Return(+)  Period (000)   Net Assets
PENNSYLVANIA TAX
EXEMPT MONEY MARKET FUND
CLASS A
2001                           $1.00              $0.03        $(0.03)        $1.00      3.49%        $63,372         0.50%
2000                            1.00               0.03         (0.03)         1.00       3.15         57,941          0.48
1999                            1.00               0.03         (0.03)         1.00       2.76         53,822          0.49
1998                            1.00               0.03         (0.03)         1.00       3.29         33,375          0.46
1997(1)                         1.00               0.02         (0.02)         1.00       2.34         20,830          0.46
TAX EXEMPT MONEY MARKET FUND
CLASS A
2001                           $1.00              $0.03        $(0.03)        $1.00      3.52%       $252,955         0.43%
2000                            1.00               0.03         (0.03)         1.00       3.14        219,568          0.47
1999                            1.00               0.03         (0.03)         1.00       2.85        190,469          0.44
1998                            1.00               0.03         (0.03)         1.00       3.27        132,548          0.42
1997                            1.00               0.03         (0.03)         1.00       3.12         71,917          0.39
TREASURY MONEY MARKET FUND
CLASS A
2001                           $1.00              $0.05        $(0.05)        $1.00      5.17%        $62,598         0.63%
2000                            1.00               0.04         (0.04)         1.00       4.59         79,713          0.57
1999                            1.00               0.04         (0.04)         1.00       4.23         83,020          0.55
1998                            1.00               0.05         (0.05)         1.00       4.82          7,222          0.51
1997                            1.00               0.05         (0.05)         1.00       4.79          5,680          0.47
TREASURY PLUS MONEY MARKET FUND
CLASS A
2001                           $1.00              $0.05        $(0.05)        $1.00      5.39%         $  135         0.67%
2000                            1.00               0.05         (0.05)         1.00       4.80          1,835          0.66
1999                            1.00               0.04         (0.04)         1.00       4.51          9,161          0.67
1998(2)                         1.00               0.05         (0.05)         1.00       4.61        240,208          0.67
1997(3)                         1.00               0.05         (0.05)         1.00       4.82        176,006          0.67
1996(3)                         1.00               0.05         (0.05)         1.00       5.04        158,723          0.70




                                                               Ratio of
                                                               Net
                                                  Ratio        Investment
                                 Ratio of Net    of Expenses   Income to
                                 Investment      to Average    Average
                                 Income          Net Assets    Net Assets
                                 to Average      (Excluding    (Excluding
                                 Net Assets      Waivers)      Waivers)
PENNSYLVANIA TAX
EXEMPT MONEY MARKET FUND
CLASS A
2001                               3.46%         0.80%         3.16%
2000                                3.11          0.79          2.80
1999                                2.67          0.74          2.42
1998                                3.23          0.71          2.98
1997(1)                             3.27          0.71          3.02
TAX EXEMPT MONEY MARKET FUND
CLASS A
2001                               3.46%         0.68%         3.21%
2000                                3.09          0.73          2.83
1999                                2.78          0.64          2.58
1998                                3.20          0.62          3.00
1997                                3.08          0.59          2.88
TREASURY MONEY MARKET FUND
CLASS A
2001                               5.04%         0.73%         4.94%
2000                                4.50          0.68          4.39
1999                                4.21          0.60          4.16
1998                                4.71          0.56          4.66
1997                                4.68          0.52          4.63
TREASURY PLUS MONEY MARKET FUND
CLASS A
2001                               5.23%         0.72%         5.18%
2000                                4.67          0.85          4.48
1999                                4.77          0.91          4.53
1998(2)                             4.90          0.92          4.65
1997(3)                             4.72          0.92          4.47
1996(3)                             4.87          0.95          4.62

(+)      Total return is for the period indicated and has not been annualized.

(1) Pennsylvania Tax Exempt Money Market Fund Class A commenced operations on September 11, 1996. All ratios for the period have been annualized.

(2) For the eleven month period ended May 31, 1998. All ratios for the period have been annualized.

(3)      For the year ended June 30.

INVESTMENT ADVISER
National City Investment Management Company
1900 East Ninth Street
Cleveland, Ohio 44114

DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, Pennsylvania 19103-6996



BOARD OF TRUSTEES

ROBERT D. NEARY                                         RICHARD W. FURST
Chairman                                                Garvice D. Kincaid Professor of Finance
Retired Co-Chairman, Ernst & Young                          and Dean, Gatton College of Business
Director:                                                   and Economics, University of Kentucky
Cold Metal Products, Inc.                               Director:
Commercial Metals Company                               Foam Design, Inc.
Strategic Distribution, Inc.                            The Seed Corporation
                                                        Office Suites Plus, Inc.
                                                        ihigh, Inc.

HERBERT R. MARTENS, JR.                                 GERALD L. GHERLEIN
President                                               Retired Executive Vice President and
Executive Vice President,                                  General Counsel, Eaton Corporation
   National City Corporation

Chairman, President and Chief Executive
   Officer, NatCity Investments, Inc.

JOHN F. DURKOTT                                         J. WILLIAM PULLEN
President and Chief Operating Officer                   President and Chief Executive Officer,
   Kittle's Home Furnishings Center, Inc.                  Whayne Supply Company

ROBERT J. FARLING
Retired Chairman, President and Chief
    Executive Officer, Centerior Energy

The Armada Funds Trustees also serve as Trustees of The Armada Advantage Fund.

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Armada Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list each Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN MORE INFORMATION:

By Internet:
www.armadafunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston, MA 02266-8421

From the SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Armada Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102.

[Sailboat Logo]
Armada(R)
   Funds

DESIGN YOUR OWN DESTINY(TM)
www.armadafunds.com

Armada Funds' Investment Company Act registration number is 811-4416

                                        Part B

Part B of this Post-effective Amendment No. 59 to the Registration Statement on Form N-1A of Armada Funds ("Registrant") consists of the following documents:

1) Statement of Additional Information relating to Class H Shares of certain portfolios of Registrant, as filed herewith

2) Supplement to the Statement of Additional Information dated October 1, 2001 relating to Class A, B, C and I Shares of all of Registrant's portfolios, as filed herewith

3) Statement of Additional Information dated October 1, 2001 relating to Class A, B, C and I Shares of all of Registrant's portfolios, which is incorporated by reference to Registrant's Post-Effective Amendment No. 58 as filed with the Commission on September 28, 2001

                                  ARMADA FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION
                                JANUARY __, 2002

                                 CLASS H SHARES

                                  EQUITY FUNDS
                             ARMADA CORE EQUITY FUND
                            ARMADA EQUITY GROWTH FUND
                            ARMADA EQUITY INDEX FUND
                        ARMADA INTERNATIONAL EQUITY FUND
                           ARMADA LARGE CAP ULTRA FUND
                           ARMADA LARGE CAP VALUE FUND
                           ARMADA MICRO CAP VALUE FUND
                           ARMADA MID CAP GROWTH FUND
                          ARMADA SMALL CAP GROWTH FUND
                           ARMADA SMALL CAP VALUE FUND
                         ARMADA TAX MANAGED EQUITY FUND

                             ASSET ALLOCATION FUNDS
                        ARMADA AGGRESSIVE ALLOCATION FUND
                         ARMADA BALANCED ALLOCATION FUND
                       ARMADA CONSERVATIVE ALLOCATION FUND

                               FIXED INCOME FUNDS
                                ARMADA BOND FUND
                                ARMADA GNMA FUND
                          ARMADA INTERMEDIATE BOND FUND
                        ARMADA LIMITED MATURITY BOND FUND
                        ARMADA STRATEGIC INCOME BOND FUND
                       ARMADA TOTAL RETURN ADVANTAGE FUND
                       ARMADA U.S. GOVERNMENT INCOME FUND

                               TAX-FREE BOND FUNDS
                       ARMADA MICHIGAN MUNICIPAL BOND FUND
                      ARMADA NATIONAL TAX EXEMPT BOND FUND
                        ARMADA OHIO TAX EXEMPT BOND FUND
                     ARMADA PENNSYLVANIA MUNICIPAL BOND FUND

                               MONEY MARKET FUNDS
                            ARMADA MONEY MARKET FUND

This Statement of Additional Information ("SAI") is not a prospectus but should be read in conjunction with the current Prospectuses listed below for the above Funds of Armada Funds (the "Trust"), as may be amended or supplemented from time to time. The Prospectuses, as well as the annual report to shareholders dated May 31, 2001 and semi-annual report to shareholders dated

November 30, 2001, may be obtained by calling or writing the Trust at 1-800-622-FUND (3863), One Freedom Valley Drive, Oaks, Pennsylvania 19456.


CURRENT PROSPECTUSES

-        Prospectus dated January __, 2002 for H Shares of the Money Market
         Fund.

- Prospectus dated January __, 2002 for H Shares of the Equity Funds, Asset Allocation Funds, Fixed Income Funds (other than the Strategic Income Bond Fund) and Tax-Free Bond Funds.

- Prospectus dated January __, 2002 for H Shares of the Armada Strategic Income Bond Fund.


The Armada Funds' audited financial statements and the reports thereon of Ernst & Young LLP, Armada Funds' independent auditors, included in the Armada Funds 2001 Annual Reports dated May 31, 2001 and the unaudited financial statements included in the Armada Semi-Annual Report dated November 30, 2001 are incorporated by reference into this SAI. No other parts of the Armada Funds 2001 Annual Report are incorporated herein.

                               TABLE OF CONTENTS


                                                                                                                  PAGE


STATEMENT OF ADDITIONAL INFORMATION............................................................................... 1

INVESTMENT OBJECTIVE AND POLICIES................................................................................. 2

INVESTMENT LIMITATIONS............................................................................................ 64

NET ASSET VALUE................................................................................................... 67

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.................................................................... 69

DESCRIPTION OF SHARES............................................................................................. 75

ADDITIONAL INFORMATION CONCERNING TAXES........................................................................... 80

TRUSTEES AND OFFICERS............................................................................................. 84

ADVISORY, ADMINISTRATION, DISTRIBUTION, CUSTODIAN

SERVICES AND TRANSFER AGENCY AGREEMENTS........................................................................... 88

SHAREHOLDER SERVICES PLANS........................................................................................ 97

PORTFOLIO TRANSACTIONS............................................................................................ 97

AUDITORS.......................................................................................................... 100

COUNSEL........................................................................................................... 100

PERFORMANCE INFORMATION........................................................................................... 100

MISCELLANEOUS..................................................................................................... 104

APPENDIX A........................................................................................................ A-1

APPENDIX B........................................................................................................ B-1

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                  This SAI should be read in conjunction with the Prospectuses for the Funds listed and categorized on the cover page of this SAI. The information contained in this SAI expands upon matters discussed in the Prospectuses. No investment in shares of a Fund should be made without first reading a Prospectus for such Fund.

                  The Trust was organized as a Massachusetts business trust on January 28, 1986. The Trust is a series fund authorized to issue separate classes or series of shares of beneficial interest. The Funds are registered as open-end management investment companies. Each Fund other than the Michigan Municipal Bond Fund, Ohio Tax Exempt Bond Fund and Pennsylvania Municipal Bond Fund is a diversified investment company. Each of the Michigan Municipal Bond Fund, Ohio Tax Exempt Bond Fund and Pennsylvania Municipal Bond Fund is a non-diversified investment company.

                  The Bond, GNMA and Pennsylvania Municipal Bond Funds commenced operations as separate investment portfolios (the "Predecessor Intermediate Government Fund," "Predecessor GNMA Fund," and "Predecessor Pennsylvania Tax Exempt Bond Fund," and collectively, the "Predecessor Funds") of Inventor Funds, Inc. On September 9, 1996, the Predecessor Funds were reorganized as new portfolios of the Trust. References in this SAI are to a Fund's current name.

                  On June 9, 2000, the Enhanced Income Fund changed its name to the Limited Maturity Bond Fund. On March 1, 2001, the Equity Income Fund changed its name to the Large Cap Value Fund. References in this SAI are to the Funds' current names.

                  On June 9, 2000, the Bond Fund was reorganized with the Parkstone Bond Fund, a separate investment portfolio offered by The Parkstone Group of Funds ("Parkstone"). In connection with this reorganization, the financial statements and performance history of the Parkstone Bond Fund were adopted by the Bond Fund. Historical information concerning performance in this SAI is that of the Parkstone Bond Fund.

                  The Mid Cap Growth, Large Cap Ultra, U.S. Government Income and Michigan Municipal Bond Funds commenced operations as separate investment portfolios (the "Parkstone Mid Capitalization Fund," "Parkstone Large Capitalization Fund," "Parkstone U.S. Government Income Fund" and "Parkstone Michigan Municipal Bond Fund," and collectively, the "Parkstone Continuing Funds") of Parkstone. On June 10, 2000, the Parkstone Continuing Funds were reorganized as new portfolios of the Trust. References in this SAI are to a Fund's current name.

                        INVESTMENT OBJECTIVE AND POLICIES
                        ---------------------------------

ADDITIONAL INFORMATION ON FUND MANAGEMENT
-----------------------------------------

                  Further information on the management strategies, techniques, policies and related matters concerning National City Investment Management Company, the investment adviser to the Funds ("IMC" or the "Adviser"), may be included from time to time in advertisements, sales literature, communications to shareholders and other materials. See also "Performance Information" below.

                  Attached to this SAI is Appendix A which contains descriptions of the rating symbols used by Standard & Poor's ("S&P") Rating Group, Fitch and Moody's Investors Service, Inc. ("Moody's") for securities which may be held by the Funds.

ADDITIONAL INFORMATION ABOUT THE FUNDS
--------------------------------------

                  The following information supplements and should be read in conjunction with the principal strategies and risk disclosure relating to the Funds in the Prospectuses.

ARMADA CORE EQUITY FUND

                  The Fund seeks to achieve its objective by investing in a diversified portfolio of common stocks of issuers with large capitalizations comparable to that of companies in the S&P 500 Index (the "S&P 500"). The Fund normally invests in three types of equity securities: (i) growth securities, defined as common stocks having a five-year annual earnings-per-share growth rate of 10% or more, with no decline in the annual earnings-per-share rate during the last five years; (ii) securities with low price-to-earnings ratios (i.e., at least 20% below the average of the companies included in the S&P 500); and (iii) securities that pay high dividend yields (i.e., at least 20% above such average). The Fund will normally invest 20% to 50% of its total assets in these three types of equity securities.

                  The S&P 500 is an index composed of 500 common stocks, most of which are listed on the New York Stock Exchange (the "NYSE"). The Adviser believes that the S&P 500 is an appropriate benchmark for the Fund because it is diversified, familiar to many investors and widely accepted as a reference for common stock investments.

                  Standard & Poor's Ratings Group is not a sponsor of, or in any way affiliated with, the Fund.

ARMADA EQUITY GROWTH FUND

                  Under normal conditions, at least 80% of the Fund's net assets will be invested in a diversified portfolio of common stocks and securities convertible into common stocks with large stock market capitalizations comparable to that of companies in the S&P 500. The Fund's Adviser selects common stocks based on a number of factors, including historical and projected earnings growth, earnings quality and liquidity, each in relation to the market price of the stock. Stocks purchased for the Fund generally will be listed on a national securities exchange or will be unlisted securities with an established over-the-counter market.

ARMADA EQUITY INDEX FUND

                  The Fund is not managed in a traditional sense, that is, by making discretionary judgments based on analysis of economic, financial and market conditions. Under ordinary circumstances, stocks will only be eliminated from or added to the Fund to reflect additions to or deletions from the S&P 500 (including mergers or changes in the composition of the index), to raise cash to meet withdrawals, or to invest cash contributions. Accordingly, sales may result in losses that may not have been realized if the Fund were actively managed and purchases may be made that would not have been made if the Fund were actively managed. Adverse events, such as reported losses, dividend cuts or omissions, legal proceedings and defaults will not normally result in the sale of a common stock. The Fund will remain substantially fully invested in common stocks and equity derivative instruments whether stock prices are rising or falling.

                  The Adviser believes that the indexing approach should involve less portfolio turnover, notwithstanding periodic additions to and deletions from the S&P 500, and thus lower brokerage costs, transfer taxes and operating expenses, than in more traditionally managed funds, although there is no assurance that this will be the case. The costs and other expenses incurred in securities transactions, apart from any difference between the investment results of the Fund and those of the S&P 500, may cause the return of the Fund to be lower than the return of the index.

                  The S&P 500 is composed of 500 common stocks, most of which are listed on the NYSE. S&P selects the stocks for the S&P 500 on a statistical basis. As of August 31, 2001, the stocks in the S&P 500 had an average market capitalization of approximately $20.5 billion. The range of market capitalization for companies represented in the S&P 500 was $353 million to nearly $407 billion. "Market capitalization" of a company is the market price per share of stock multiplied by the number of shares outstanding.

                  The Fund will normally invest substantially all of its total assets in the stocks that comprise the S&P 500 in approximately the same percentages as the stocks represent in the index. The Fund may also acquire derivative instruments designed to replicate the performance of the S&P 500, such as S&P 500 stock index futures contracts or Standard & Poor's Depositary Receipts. The Fund may invest in all the approximately 500 stocks comprising the S&P 500, or it may use a statistical sampling technique by selecting approximately 90% of the stocks listed in the index. The Fund will only purchase a security that is included in the S&P 500 at the time of such purchase. The Fund, may, however, temporarily continue to hold a security that has been deleted from the S&P 500 pending the rebalancing of the Fund's portfolio. The Fund is not required to buy or sell securities solely because the percentage of its assets invested in index stocks changes when the market value of its holdings increases or decreases. In addition, the Fund may omit or remove an index stock from its portfolio if the Adviser believes the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. With respect to the remaining portion of its net assets, the Fund may hold temporary cash balances which may be invested in U.S. government obligations and money market investments. In extraordinary circumstances, the Fund may exclude a stock listed on the index from its holdings or include a similar stock in its place if it believes that doing so will help achieve its investment objective. The Fund also may enter into repurchase agreements, reverse repurchase agreements, and lend its portfolio securities.

                  While there can be no guarantee that the Fund's investment results will precisely match the results of the S&P 500, the Adviser believes that, before deduction of operating expenses, there will be a very high correlation between the returns generated by the Fund and the S&P 500. The Fund will attempt to achieve a correlation between the performance of its asset portfolio and that of the S&P 500 of at least 95% before deduction of operating expenses. A correlation of 100% would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the index. The Fund's ability to correlate its performance with the S&P 500, however, may be affected by, among other things, changes in securities markets, the manner in which S&P calculates its index, and the timing of purchases and redemptions. The Adviser monitors the correlation of the performance of the Fund in relation to the index under the supervision of the Board of Trustees. The Fund intends to actively rebalance its portfolio to achieve high correlation of performance with the S&P 500. To reduce transaction costs and minimize shareholders' current capital gains liability, the Fund's investment portfolio will not be automatically rebalanced to reflect changes in the S&P 500. In the unlikely event that a high correlation is not achieved, the Board of Trustees will take appropriate steps based on the reasons for the lower than expected correlation.

                  The inclusion of a security in the S&P 500 in no way implies an opinion by S&P as to its attractiveness as an investment. S&P is not a sponsor of, or in any way affiliated with, the Fund. The common stock of National City Corporation, the indirect parent company of the Adviser, is included in the S&P 500. Like the other stocks in the S&P 500, the Fund will invest in the common stock of National City Corporation in approximately the same proportion as the percentage National City Corporation common stock represents in the S&P 500.

                  The Fund is not sponsored, endorsed, sold or promoted by S&P, a division of the McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Adviser as Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Fund. S&P has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

                  S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

ARMADA INTERNATIONAL EQUITY FUND

                  The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in equity securities of foreign issuers. The Fund's assets normally will be invested in the securities of issuers located in at least three foreign countries. Foreign investments may also include debt obligations issued or guaranteed by foreign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality. The Adviser does not presently intend to invest in common stock of domestic companies.

                  The Fund will invest primarily, but not exclusively, in equity securities, including common and preferred stocks, rights, warrants, securities convertible into common stocks and American Depositary Receipts ("ADRs") of companies included in the Morgan Stanley Capital International Europe, Australasia, Far East ("EAFE") Index, a broadly diversified international index consisting of more than 1,000 equity securities of companies located in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the

Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Fund, however, is not an "index" fund, and is neither sponsored by nor affiliated with Morgan Stanley Capital International. The Fund does not anticipate making investments in markets where, in the judgment of the Adviser, property rights are not defined and supported by adequate legal infrastructure.

                  More than 25% of the Fund's assets may be invested in the securities of issuers located in the same country. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries. Criteria for determining the appropriate distribution of investments among countries may include relative valuation, growth prospects, and fiscal, monetary, and regulatory government policies.

                  The Fund may invest up to 10% of its total assets in securities of issuers in countries with emerging markets or economies, but will not invest more than 5% of its total assets in any single such country. See "Additional Information about Portfolio Instruments - Foreign Securities and Currencies" below.

ARMADA LARGE CAP ULTRA FUND

                  The Fund normally will invest at least 80% of the value of its net assets in common stocks and securities convertible into common stocks of companies believed by the Adviser to be characterized by sound management and the ability to finance expected long-term growth and with market capitalizations comparable to companies in the S&P/BARRA Growth Index. The Fund may also invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. The Fund may also hold securities of other investment companies and depository or custodial receipts representing beneficial interests in any of the foregoing securities.

                  Subject to the foregoing policies, the Fund may also invest up to 20% of its net assets in foreign securities either directly or through the purchase of ADRs or European Depositary Receipts ("EDRs") and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, Canadian commercial paper ("CCP"), and in U.S. dollar-denominated commercial paper of a foreign issuer.

                  The Fund will invest in companies that have typically exhibited consistent, above-average growth in revenues and earnings, strong management, and sound and improving financial fundamentals. Often, these companies are market or industry leaders, have excellent products and/or services, and exhibit the potential for growth. Core holdings of the Fund are in companies that participate in long-term growth industries, although these will be supplemented by holdings in non-growth industries that exhibit the desired characteristics.

                  Consistent with the foregoing, the Fund will focus its investments in those companies and types of companies that the Adviser believes will enable such Fund to achieve its investment objective.

ARMADA LARGE CAP VALUE FUND

                  The Fund will normally invest at least 80% of the value of its net assets in common stocks and securities convertible into common stocks of value-oriented companies. The Fund is managed with a value approach, exhibiting aggregate valuation characteristics such as price/earnings, price/book and price/cash flow ratios which are at a discount to the market averages. Additional factors, such as private market value, balance sheet strength, and long term earnings potential are also considered in stock selection.

ARMADA MICRO CAP GROWTH FUND

                  Special Risk Factors for Micro Capitalization Stocks. Securities held by the Micro Cap Value Fund generally will be issued by public companies with very small capitalizations relative to those which predominate the major market indices, such as the S&P 500 Composite Stock Price Index ("S&P 500") or the Dow Jones Industrial Average. Securities of these companies may at times yield greater returns on investment than stocks of larger, more established companies. They also may at times underperform securities of larger companies. Micro capitalization companies are generally not as well-known to investors and have less of an investor following than larger companies. These securities may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. It may be difficult to obtain reliable information and financial data on such companies and the securities of these companies may not be readily marketable, making it difficult to dispose of shares when desirable. A risk of investing in smaller, emerging companies is that they often are at an earlier stage of development and therefore have limited product lines, market access for such products, financial resources and depth in management as compared to larger, more established companies, and their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, certain smaller issuers may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment. Smaller companies also may have difficulty withstanding competition from larger companies within their industries. If other investment companies and investors who invest in such issuers trade the same securities when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger, more established companies.

                  The positions of micro capitalization companies in the market may be more tenuous because they typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies. In addition, securities of micro capitalization companies are traded in lower volume than those of larger companies and may be more volatile. As a result, the Fund may be subject to greater price volatility than a fund consisting of large capitalization stocks. By maintaining a broadly diversified portfolio, the Adviser will attempt to reduce this volatility.

ARMADA MID CAP GROWTH FUND

                  The Fund normally will invest at least 80% of the value of its net assets in common stocks and securities convertible into common stocks of companies believed by the Adviser to be characterized by sound management and the ability to finance expected long-term growth. The Fund normally will invest at least 80% of the value of its net assets in common stocks and securities convertible into common stocks of companies with market capitalizations comparable to companies in the Russell Midcap Growth Index. The Fund may also invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. The Fund may also hold securities of other investment companies and depository or custodial receipts representing beneficial interests in any of the foregoing securities.

                  Subject to the foregoing policies, the Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs, EDRs, Global Depositary Receipts ("GDRs") and other similar global instruments, and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, CCP and in U.S. dollar-denominated commercial paper of a foreign issuer.

                  The Fund anticipates investing in growth-oriented, medium-sized companies. Medium-sized companies are considered to be those with a market capitalization comparable to companies in the Russell Midcap Growth Index. Investments will be in companies that have typically exhibited consistent, above-average growth in revenues and earnings, strong management, and sound and improving financial fundamentals. Often, these companies are market or industry leaders, have excellent products and/or services, and exhibit the potential for growth. Primary holdings of the Fund are in companies that participate in long-term growth industries, although these will be supplemented by holdings in non-growth industries that exhibit the desired characteristics.

                  Consistent with the foregoing, the Fund will focus its investments in those companies and types of companies that the Adviser believes will enable the Fund to achieve its investment objective.

ARMADA SMALL CAP GROWTH FUND

                  The Fund will normally invest at least 80% of its net assets in equity securities of companies with stock market capitalizations comparable to that of companies in the Russell 2000 Growth Index. The Adviser will seek companies with above-average growth prospects. Factors considered in selecting such issuers include participation in a fast growing industry, a strategic niche position in a specialized market, and fundamental value. The Adviser will also consider the relationship between price and book value, and other factors such as trading volume and bid-ask spreads in an effort to allow the Fund to achieve diversification. See "Special Risk Factors for Small Capitalization Stocks" below.

ARMADA SMALL CAP VALUE FUND

                  Under normal conditions, at least 80% of the value of the Fund's net assets will be invested in equity securities of companies with market capitalizations comparable to those of companies in the Russell 2000 Value Index. The Fund will be managed with a value approach, exhibiting aggregate valuation characteristics such as price/earnings, price/book, and price/cash flow ratios which are at a discount to the market averages. Additional factors, such as private market value, balance sheet strength, and long term earnings potential are also considered in stock selection. See "Special Risk Factors for Small Capitalization Stocks" below.

         Special Risk Factors for Small Capitalization Stocks

                  Securities held by the Small Cap Value and Small Cap Growth Funds generally will be issued by public companies with small capitalizations relative to those which predominate the major market indices, such as the S&P 500 or the Dow Jones Industrial Average. Securities of these small companies may at times yield greater returns on investment than stocks of larger, more established companies as a result of inefficiencies in the marketplace. Small capitalization companies are generally not as well-known to investors and have less of an investor following than larger companies.

                  However, the positions of small capitalization companies in the market may be more tenuous because they typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies. In addition, securities of small capitalization companies are traded in lower volume than those of larger companies and may be more volatile. As a result, the Funds may be subject to greater price volatility than a fund consisting of large capitalization stocks. By maintaining a broadly diversified portfolio, the Adviser will attempt to reduce this volatility.

ARMADA TAX MANAGED EQUITY FUND

                  The Fund invests primarily in common stocks. The Fund will use several methods to reduce the impact of federal and state income taxes on investment income and realized capital gains distributed by the Fund.

                  The Fund will seek to distribute relatively low levels of taxable investment income by investing in stocks with low dividend yields.

                  The Fund will endeavor to hold taxes on realized capital gains to a minimum by investing primarily in the securities of companies with above average earnings predictability and stability which the Fund expects to hold for several years. The Fund will generally seek to avoid realizing short-term capital gains, and expects to have a relatively low overall portfolio turnover rate. When the Fund sells appreciated securities, it will attempt to hold realized capital gains to a minimum. The Fund may, when consistent with its overall investment approach, sell depreciated securities to offset realized capital gains.

                  Although the Fund expects to use some or all of the foregoing methods in seeking to reduce the impact of federal and state income taxes on the Fund's dividends and distributions, portfolio management decisions will also be based on non-tax considerations when appropriate. Certain equity and other securities held by the Fund will produce ordinary taxable income on a regular basis. The Fund may also sell a particular security, even though it may realize a short-term capital gain, if the value of that security is believed to have reached its peak or is expected to decline before the Fund would have held it for the long-term holding period. The Fund may also be required to sell securities in order to generate cash to pay expenses or satisfy shareholder redemptions.

                  Accordingly, while the Fund seeks to minimize the effect of taxes on its dividends and distributions, the Fund is not a tax-exempt fund, and may be expected to distribute taxable income and realize capital gains from time to time.

                  The Fund will normally invest at least 80% of its net assets in common stocks and other equity securities. The Fund's Adviser selects common stocks based on a number of factors, including historical and projected long-term earnings growth, earnings quality and liquidity, each in relation to the market price of the stock. Stocks purchased for the Fund generally will be listed on a national securities exchange or will be unlisted securities with an established over-the-counter market. The Fund may invest up to 5% of its net assets in each of the following types of equity securities: preferred stocks; securities convertible into common stocks; rights; and warrants.

                  The Fund's long-term investment horizon is reflected in its low portfolio turnover investment approach. The portfolio turnover rate reflects the frequency with which securities are purchased and sold within the Fund's portfolio. The Fund's annual portfolio turnover is not expected to exceed 25% under normal market conditions. (A rate of turnover of 100% could occur, for example, if all the securities held by the Fund are replaced within a period of one year.) When a mutual fund sells securities realizing gains, tax laws require that such gains be distributed to investors every year. As a result, such investors are taxed on their pro-rata shares of the gains. By attempting to minimize portfolio turnover, the Fund will generally have a low turnover rate. It is impossible to predict the impact of such a strategy on the realization of gains or losses for the Fund. For example, the Fund may forego the opportunity to realize gains or reduce losses as a result of this policy.

                  The Fund may be appropriate for investors who seek capital appreciation and whose tax status under federal and state regulations increase the importance of such strategies.

ARMADA AGGRESSIVE ALLOCATION FUND AND ARMADA CONSERVATIVE ALLOCATION FUND

                  Each of the Aggressive Allocation and Conservative Allocation Funds is structured as a "fund of funds," which means that it pursues its investment objective by allocating its assets among other investment portfolios of Armada (the "Underlying Funds"). These Underlying Funds currently consist of the Large Cap Value, Large Cap Ultra, Small Cap Growth, Small Cap Value and International Equity Funds (the "Underlying Equity Funds"), the Bond and Intermediate Bond Funds (the "Underlying Bond Funds"), and the Armada Money Market Fund (the "Money Market Fund"). The specific portfolios that comprise the Underlying Funds can be changed without shareholder approval. The Aggressive Allocation Fund currently intends to invest 60% - 90% of its total assets in the Underlying Equity Funds, 10% - 40% of its total assets in the Underlying Bond Funds, and 0% - 20% of its total assets in the Money Market Fund. The Conservative Allocation Fund currently intends to invest 20% - 50% of its total assets in the Underlying Equity Funds, 50% - 80% of its total assets in the Underlying Bond Funds, and 0% - 20% of its total assets in the Money Market Fund. Each Fund's allocation ranges can be changed without shareholder approval. Each Fund normally intends to invest all of its assets in the Underlying Funds; however, for temporary defensive purposes each Fund may invest up to 100% of its assets in high quality, short-term debt instruments. Each Fund reserves the ability to convert from a "fund of funds" structure and to invest directly in the types of securities in which the Underlying Funds invest. Shareholders will be provided with advance notice before any such conversion occurs.

                  To the extent a Fund's assets are invested in a particular Underlying Fund, the Fund is subject to the risks applicable to an investment in such Underlying Fund. The applicable Prospectuses and this SAI describe the investment policies and strategies employed by the Underlying Funds and their related risks.

ARMADA BALANCED ALLOCATION FUND

                  The Fund may invest in any type or class of security. The Fund normally invests in common stocks, fixed income securities, securities convertible into common stocks (i.e., warrants, convertible preferred stock, fixed rate preferred stock, convertible fixed income securities, options and rights) and cash equivalent securities. The Fund intends to invest 45% to 75% of its net assets in common stocks and securities convertible into common stocks, 25% to 55% of its net assets in fixed income securities and up to 30% of its net assets in cash and cash equivalents. Of these investments, no more than 20% of the Fund's total assets will be invested in foreign securities.

                  The Fund holds common stocks primarily for the purpose of providing long-term growth of capital. When selecting stocks for the Fund, the Adviser will consider primarily their potential for long-term capital appreciation.

                  The Fund invests the fixed income portion of its portfolio of investments in a broad range of investment grade debt securities which are rated at the time of purchase within the four highest rating categories assigned by Moody's, S&P or Fitch. These fixed income securities will consist of bonds, debentures, notes, zero coupon securities, asset-backed securities, state, municipal and industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, time deposits, high quality commercial paper, bankers' acceptances and variable amount master demand notes. In addition, a portion of the Fund's assets may be invested from time to time in first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. Some fixed income securities may have warrants or options attached.

ARMADA BOND FUND

                  The Fund seeks to achieve its objective by normally investing at least 80% of its net assets in investment grade fixed-income securities. The Fund uses the Lehman Aggregate Bond Index as its performance benchmark. The average maturity of the Fund will be from four to twelve years.

ARMADA GNMA FUND

         The Fund seeks to achieve its objective by normally investing primarily (at least 80% of its net assets under normal conditions) in mortgage pass-through securities guaranteed by the Government National Mortgage Association (GNMA). Any remaining assets may consist of other investment grade fixed income securities. GNMA was established as an instrumentality of the U.S. government to supervise and finance certain types of activities. Under normal market conditions, the estimated average life of the GNMA Fund's holdings of mortgage pass-through and mortgage-backed securities will range between 3 and 10 years. The Fund employs the Lehman GNMA Index as its performance benchmark.

ARMADA INTERMEDIATE BOND FUND

                  The Fund normally invests at least 80% of the value of its net assets in debt securities of all types, although up to 20% of the value of its total assets may be invested in preferred stocks and other investments. The Fund normally maintains an average dollar-weighted portfolio maturity of three to ten years. The Fund uses the Lehman Intermediate Government/Corporate Bond Index as its performance benchmark.

ARMADA LIMITED MATURITY BOND FUND

                  The Fund will normally invest at least 80% of the value of its net assets in investment grade debt securities of all types. However, up to 20% of the value of its total assets may be invested in preferred stocks and other investments. In making investment decisions, the Fund's adviser will focus on a number of factors, including yield to maturity, maturity, quality and the outlook for specific issuers and market sectors. The Fund normally intends to maintain an average dollar-weighted portfolio maturity for its debt securities of from 1 to 5 years. The two components of total rate of return are current income and change in the value of portfolio securities.

ARMADA STRATEGIC INCOME BOND FUND

                  The Fund will normally allocate between 15% and 65% of its assets in each of the following three types of fixed income securities: domestic investment grade fixed income securities, domestic high-yield fixed income securities, and fixed income securities of issuers in developed foreign countries, based on the Adviser's analysis of the fixed income markets. The Fund may invest up to 10% of its total assets in issuers in countries with emerging markets or economies. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. High-yield fixed income securities are those rated below investment grade. Under normal market conditions, the Fund maintains an average dollar-weighted portfolio maturity of four to twelve years.

                  The Fund may invest up to 65% of its net assets in non-rated securities and securities rated below investment grade. For a discussion of risk factors relating to such securities, see "Additional Information About Portfolio Instruments - Ratings Criteria," below.

ARMADA TOTAL RETURN ADVANTAGE FUND

                  The Fund will normally invest at least 80% of the value of its net assets in debt securities of all types, although up to 20% of the value of its total assets may be invested in preferred stocks and other investments. Under normal market conditions, the Fund maintains an average dollar-weighted portfolio maturity of four to twelve years.

                  Although the Fund normally invests substantially all of its assets in investment grade debt securities, it may invest up to 15% of its net assets in non-rated securities and securities rated below investment grade (commonly referred to as "junk bonds"). For a discussion of risk factors relating to such securities, see "Additional Information About Portfolio Instruments - Ratings Criteria" below.

ARMADA U.S. GOVERNMENT INCOME FUND

                  The Fund will normally invest at least 80% of its net assets in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, although up to 20% of the value of its total assets may be invested in debt securities and preferred stocks of non-governmental issuers. The Fund also may invest up to 20% of its total assets in mortgage-related securities issued by non-Governmental entities and in other securities described below. The Fund anticipates that it will acquire securities with average remaining maturities of 3 to 10 years.

                  The types of U.S. government obligations, including mortgage-related securities, invested in by the Fund will include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes and bonds, Stripped Treasury Obligations and government securities.

                  The Fund may also hold short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper (including variable amount master demand notes), rated at the time of purchase within the top two rating categories assigned by a Rating Agency or, if unrated, which the Adviser deems present attractive opportunities and are of comparable quality, bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase and reverse repurchase agreements. The Fund may also invest in corporate debt securities which are rated at the time of purchase within the top four rating categories assigned by an unaffiliated nationally recognized statistical rating organization ("Rating Agency") or, if unrated, which the Adviser deems present attractive opportunities and are of comparable quality.

ARMADA MICHIGAN MUNICIPAL BOND FUND

         As a fundamental policy, the Fund will normally invest at least 80% of its net assets in a portfolio of securities exempt from Michigan state taxes. Such securities include debt obligations, consisting of notes, bonds and commercial paper, issued by or on behalf of the State of Michigan, its political subdivisions, municipalities and public authorities, the interest on which is, in the opinion of bond counsel to the issuer, exempt from federal income tax and Michigan state income taxes (but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax) and debt obligations issued by the government of Puerto Rico, the U.S. territories and possessions of Guam, the U.S. Virgin Islands or such other governmental entities whose debt obligations, either by law or treaty, generate interest income which is exempt from federal and Michigan state income taxes ("Michigan Municipal Securities"). The Fund may invest up to 100% of its assets in private activity bonds which may be treated as a special tax preference item under the federal alternative minimum tax.

                  The Fund normally will be invested in long-term Michigan Municipal Securities and the average weighted maturity of such investments will be 2 to 10 years, although the Fund may invest in Michigan Municipal Securities of any maturity and the Adviser may extend or shorten the average weighted maturity of its portfolio depending upon anticipated changes in interest rates or other relevant market factors. In addition, the average weighted rating of the Fund's portfolio may vary depending upon the availability of suitable Michigan Municipal Securities or other relevant market factors.

                  The Fund invests in Michigan Municipal Securities which are rated at the time of purchase within the four highest rating categories assigned by a Rating Agency or, in the case of notes, tax-exempt commercial paper or variable rate demand obligations, rated within the two highest rating categories assigned by a Rating Agency. The Fund may also purchase Michigan Municipal Securities which are unrated at the time of purchase but are determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Trust's Board of Trustees.

                  Interest income from certain types of municipal securities may be subject to federal alternative minimum tax. The Fund will not treat these bonds as Michigan Municipal Securities for purposes of measuring compliance with the 80% test described above. To the extent the Fund invests in these bonds, individual shareholders, depending on their own tax status, may be subject to alternative minimum tax on that part of the Fund's distributions derived from these bonds.

                  The Fund may invest in taxable obligations if, for example, suitable tax-exempt obligations are unavailable or if acquisition of U.S. government or other taxable securities is deemed appropriate for temporary defensive purposes as determined by the Adviser to be warranted due to market conditions. Such taxable obligations consist of government securities, certificates of deposit, time deposits and bankers' acceptances of selected banks, commercial paper meeting the Fund's quality standards for tax-exempt commercial paper (as described above), and such taxable obligations as may be subject to repurchase agreements. Under such circumstances and during the period of such investment, the Fund may not achieve its stated investment objective.

                  Because the Fund invests primarily in securities issued by the State of Michigan and its political subdivisions, municipalities and public authorities, the Fund's performance is closely tied to the general economic conditions within the state as a whole and to the economic conditions within particular industries and geographic areas represented or located within the state. However, the Fund attempts to diversify, to the extent the Adviser deems appropriate, among issuers and geographic areas in the State of Michigan.

                  The Fund is classified as a "non-diversified" investment company, which means that the amount of assets of the Fund that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended (the "1940 Act"). Nevertheless, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). The Code requires that, at the end of each quarter of a fund's taxable year, (i) at least 50% of the market value of its total assets be invested in cash, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). Since a relatively high percentage of the Fund's assets may be invested in the obligations of a limited number of issuers, some of which may be within the same economic sector, the Fund's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.

                  See "Special Considerations Regarding Investment in Michigan Municipal Securities" below.

ARMADA NATIONAL TAX EXEMPT BOND FUND

                  The Fund seeks to achieve its objective by investing substantially all of its assets in a portfolio of obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel issued on the date of the issuance thereof, is exempt from regular federal income tax ("Municipal Securities"). The Fund will normally invest at least 80% of the value of its net assets in Municipal Securities. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Shareholder Vote").

ARMADA OHIO TAX EXEMPT BOND FUND

                  The Fund will normally invest at least 80% of the value of its net assets in Municipal Securities issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities of the State or its political subdivisions ("Ohio Municipal Securities"). This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Shareholder Vote" below). Dividends paid by the Fund which are derived from interest properly attributable to Ohio Municipal Securities will be exempt from regular federal income tax and Ohio personal income tax. Dividends derived from interest on Municipal Securities of other governmental issuers will be exempt from regular federal income tax but may be subject to Ohio personal income tax. See "Additional Tax Information Concerning the Ohio Tax Exempt Bond, Pennsylvania Municipal Bond and National Tax Exempt Bond Funds."

ARMADA PENNSYLVANIA MUNICIPAL BOND FUND

                  The Fund seeks to achieve its objective by investing substantially all of its assets in Municipal Securities issued by or on behalf of the Commonwealth of Pennsylvania and its political subdivisions and financing authorities, obligations of the United States, including territories and possessions of the United States, the income from which is, in the opinion of counsel, exempt from regular federal income tax and Pennsylvania state income tax imposed upon non-corporate taxpayers, and securities of money market investment companies that invest primarily in such securities ("Pennsylvania Municipal Securities").

                  The Fund will normally be fully invested in Pennsylvania Municipal Securities. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Shareholder Vote" below). Dividends paid by the Fund which are derived from interest properly attributable to Pennsylvania Municipal Securities will be exempt from regular federal income tax and Pennsylvania personal income tax. Dividends derived from interest on Municipal Securities of other governmental issuers will be exempt from regular federal income tax but may be subject to Pennsylvania personal income tax. See "Additional Tax Information Concerning the Ohio Tax Exempt Bond, Pennsylvania Municipal Bond and National Tax Exempt Bond Funds."

         Special Considerations - Tax-Free Bond Funds

                  Although each Fund's average weighted maturity will vary in light of current market and economic conditions, the comparative yields on instruments with different maturities, and other factors, the Tax-Free Bond Funds anticipate that they will maintain a dollar-weighted average portfolio maturity of three to ten years.

                  For temporary defensive or liquidity purposes when, in the opinion of the Funds' Adviser, Michigan Municipal Securities, Ohio Municipal Securities or Pennsylvania Municipal Securities of sufficient quality, as the case may be, are not readily available, the Michigan Municipal Bond, Ohio Tax Exempt Bond and Pennsylvania Municipal Bond Funds may invest up to 100% of their assets in other Municipal Securities and in taxable securities.

                  Each Fund may hold up to 100% of its assets in uninvested cash reserves, pending investment, during temporary defensive periods; however, uninvested cash reserves will not earn income.

                  Each Fund may invest in other investments as described below under "Additional Information About Portfolio Investments" including stand-by commitments, variable and floating rate obligations, certificates of participation, other investment companies, illiquid securities, Taxable Money Market Instruments (as defined below), zero coupon obligations and repurchase agreements and engage in when-issued transactions.

                  The Michigan Municipal Bond, Ohio Tax Exempt Bond and Pennsylvania Municipal Bond Funds are classified as non-diversified under the 1940 Act. Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio, and thereby subject the market-based net asset value per share of the non-diversified portfolio to greater fluctuations. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives may be.

                  Although (i) all of the Funds may invest 25% or more of their respective net assets in Municipal Securities the interest on which is paid solely from revenues of similar projects, (ii) the Ohio Tax Exempt Bond and National Tax Exempt Bond Funds may invest up to 20% of their respective total assets in private activity bonds and taxable investments, (iii) the Michigan Municipal Bond and Pennsylvania Municipal Bond Funds invest up to 100% of its total assets in private activity bonds and (iv) the National Tax Exempt Bond Fund may invest 25% or more of its net assets in Municipal Securities whose issues are in the same state, the Funds do not presently intend to do so unless, in the opinion of the adviser, the investment is warranted. To the extent that a Fund's assets are invested in such investments, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects and private activity bonds to a greater extent than it would be if its assets were not so invested.

                  See "Municipal Securities," "Special Considerations Regarding Investment in Michigan Municipal Securities," "Special Considerations Regarding Investment in Ohio Municipal

Securities," and "Special Considerations Regarding Investment in Pennsylvania Municipal Securities" below.

ARMADA MONEY MARKET FUND

                  The Fund seeks to achieve its objective by investing in "money market" instruments such as certificates of deposit and other obligations issued by domestic and foreign banks, and commercial paper (including variable and floating rate instruments) rated high quality by a Rating Agency, or determined to be of comparable quality by the Adviser. The Fund may also invest in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements issued by financial institutions such as banks and broker-dealers. The Fund is currently rated by S&P.

SHAREHOLDER VOTE
----------------

                  As used in this SAI, a "vote of the holders of a majority of the outstanding shares" of the Trust or a particular investment fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) 50% or more of the outstanding shares of the Trust or such fund or
(b) 67% or more of the shares of the Trust or such fund present at a meeting if more than 50% of the outstanding shares of the Trust or such fund are represented at the meeting in person or by proxy.

ADDITIONAL INFORMATION ABOUT PORTFOLIO INVESTMENTS
--------------------------------------------------

RATINGS CRITERIA
----------------

                  Investment grade debt securities in which the Funds invest are those securities rated at the time of purchase by a Fund within the four highest ratings groups assigned by Moody's (Aaa, Aa, A and Baa), S&P (AAA, AA, A and
BBB) or Fitch (AAA, AA, A and BBB), or, if unrated, which are determined by the Adviser to be of comparable quality pursuant to guidelines approved by the Trust's Board of Trustees. Debt securities rated in the lowest investment grade debt category (Baa by Moody's or BBB by S&P or Fitch) have speculative characteristics; changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

                  The Strategic Income Bond and Total Return Advantage Funds may also invest in debt securities rated below investment grade. While any investment carries some risk, certain risks associated with lower rated securities are different than those for investment grade securities. The risk of loss through default is greater because lower rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations in a Fund's net asset value per share.

                  In addition, an economic downturn or increase in interest rates could have a negative impact on both the markets for lower rated securities (resulting in a greater number of bond defaults) and the value of lower rated securities held by a Fund. Current laws, such as those requiring federally insured savings and loan associations to remove investments in lower rated securities from their funds, as well as other pending proposals, may also have a material adverse effect on the market for lower rated securities.

                  The economy and interest rates may affect lower rated securities differently than other securities. For example, the prices of lower rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher rated investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

                  If an issuer of a security held by a Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower rated securities as well as the Fund's net asset value. In general, both the prices and yields of lower rated securities will fluctuate.

                  In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur where there is no established secondary market for the security or the security is lightly traded. As a result, a Fund's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

                  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower rated securities held by a Fund, especially in a thinly traded market. Illiquid or restricted securities held by a Fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

                  The ratings of Moody's, S&P and Fitch evaluate the safety of a lower rated security's principal and interest payments, but do not address market value risk. Because the ratings of the Rating Agencies may not always reflect current conditions and events, in addition to using recognized Rating Agencies and other sources, the Adviser performs its own analysis of the issuers of lower rated securities purchased by a Fund. Because of this, a Fund's performance may depend more on its own credit analysis than is the case for mutual funds investing in higher rated securities.

                  The Adviser continuously monitors the issuers of lower rated securities held by a Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests.

ELIGIBLE SECURITIES
-------------------

                  The Money Market Fund may purchase "eligible securities" (as defined by Rule 2a-7 under the 1940 Act) that present minimal credit risks as determined by the Adviser pursuant to guidelines established by the Trust's Board of Trustees. Eligible securities generally include: (1) securities that are rated by two or more Rating Agencies (or the only Rating Agency which has issued a rating) in one of the two highest rating categories for short term debt securities; (2) securities that have no short term rating, if the issuer has other outstanding short term obligations that are comparable in priority and security as determined by the Adviser ("Comparable Obligations") and that have been rated in accordance with (1) above; (3) securities that have no short term rating, but are determined to be of comparable quality to a security satisfying
(1) or (2) above, and the issuer does not have Comparable Obligations rated by a Rating Agency; and (4) securities with credit supports that meet specified rating criteria similar to the foregoing and other criteria in accordance with applicable SEC regulations. Securities issued by a money market fund and securities issued by the U.S. Government may constitute eligible securities if permitted under applicable SEC regulations and Trust procedures. The Board of Trustees will approve or ratify any purchases by the Money Market Fund of securities that are rated by only one Rating Agency or that qualify under (3) above as long as required by applicable regulations or Trust procedures.

REITS
-----

         Each of the Large Cap Value, Micro Cap Value, Mid Cap Growth, Small Cap Value, Balanced Allocation, Intermediate Bond, Limited Maturity Bond and Total Return Advantage Funds may invest from time to time in real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income-producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income, and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year.

         REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income principally from rental and lease payments. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs make loans to commercial real estate developers and derive their income primarily from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the 1940 Act.

         REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Each Fund intends to include the gross dividends from any investments in REITs in its periodic distributions to its shareholders and, accordingly, a portion of the Fund's distributions may be designated as a return of capital.

VARIABLE AND FLOATING RATE INSTRUMENTS
--------------------------------------

                  Each Fund (other than the Equity Index Fund) may purchase variable and floating rate obligations (including variable amount master demand notes) which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable and floating rate obligations are direct lending arrangements between the Fund and the issuer, they are not normally traded although certain variable and floating rate obligations, such as Student Loan Marketing Association variable rate obligations, may have a more active secondary market because they are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Even though there may be no active secondary market in such instruments, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell them to a third party. Such obligations may be backed by bank letters of credit or guarantees issued by banks, other financial institutions or the U.S. Government, its agencies or instrumentalities. The quality of any letter of credit or guarantee will be rated high quality or, if unrated, will be determined to be of comparable quality by the Adviser. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

                  The Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of variable and floating rate obligations and will continuously monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, a variable or floating rate instrument issued or guaranteed by the U.S. government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Other variable and floating rate obligations will be deemed to have a maturity equal to the longer or shorter of the periods remaining to the next interest rate adjustment or the demand notice period in accordance with applicable regulations or Trust procedures.

                  With respect to the Money Market Fund, variable and floating rate obligations held by the Fund may have maturities of more than 397 days, provided: (a) (i) the Fund is entitled to payment of principal and accrued interest upon not more than 30 days' notice or at specified intervals not exceeding one year (upon not more than 30 days' notice) and (ii) the rate of interest on such instrument is adjusted automatically at periodic intervals which normally will not exceed 31 days, but may extend up to one year, or (b) if the obligation is an asset-backed security, and if permitted under Trust procedures and applicable regulations, the security has a feature permitting the holder unconditionally to receive principal and interest within 13 months of making demand.

GUARANTEED INVESTMENT CONTRACTS
-------------------------------

                  The International Equity, Micro Cap Value, Small Cap Value, Small Cap Growth, Equity Growth, Tax Managed Equity, Core Equity, Large Cap Value, Balanced Allocation, Total Return Advantage, Intermediate Bond, Limited Maturity Bond, Strategic Income Bond and Money Market Funds may make limited investments in Guaranteed Investment Contracts ("GICs") issued by U.S. insurance companies. When investing in GICs a Fund makes cash contributions to a deposit fund or an insurance company's general account. The insurance company then credits to that Fund monthly a guaranteed minimum interest which may be based on a fixed rate or a fixed spread over an index, such as LIBOR. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. GICs may provide a lower rate of return then may be available to a Fund through other types of investments the Fund is permitted to make. A GIC is backed only by the insurance company that issued the GIC and, therefore, payments on the GIC are subject to the insurance company's capacity to pay. Failure of the issuing company could result in a default on a GIC. A Fund will purchase a GIC only when its Adviser or Sub-Adviser has determined, under guidelines established by the Board of Trustees, that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments that are rated high quality by one or more rating agencies. For the Money Market Fund, the Fund's investments in GICs will not exceed 10% of the Fund's net assets. In addition, because each Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments in the Fund which are not readily marketable, will not exceed 15% (10% in the case of the Money Market Fund) of the Fund's net assets.

                  The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

BANK OBLIGATIONS AND COMMERCIAL PAPER
-------------------------------------

                  The Money Market, Mid Cap Growth and Michigan Municipal Bond Funds may invest in bank obligations. Bank obligations include bankers' acceptances generally having a maturity of six months or less and negotiable certificates of deposit. Bank obligations also include U.S. dollar denominated bankers' acceptances and certificates of deposit. Investment in bank obligations is limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. These bank obligations are not insured by the Federal Deposit Insurance Corporation. For purposes of the Money Market Fund's investment policy with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches.

                  Investments by the Mid Cap Growth and Michigan Municipal Bond Funds in commercial paper and other short term promissory notes issued by corporations, municipalities and other entities (including variable and floating rate instruments) must be rated at the time of purchase "A-2" or better by S&P, "Prime-2" or better by Moody's, "F2" or better by Fitch, or if not rated, determined by the Adviser to be of comparable quality pursuant to guidelines approved by the Trust's Board of Trustees. Investments may also include corporate notes. In addition, the Mid Cap Growth Fund may invest in Canadian commercial paper, which is U.S. dollar denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation.

REPURCHASE AGREEMENTS
---------------------

                  Securities held by the International Equity, Micro Cap Value, Small Cap Growth, Tax Managed Equity, Core Equity, Equity Index, Balanced Allocation, Total Return Advantage, Bond, Intermediate Bond, GNMA, Limited Maturity Bond, Strategic Income Bond, Money Market, Mid Cap Growth, U.S. Government Income and Michigan Municipal Bond Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund purchases securities from financial institutions such as banks and broker-dealers which the Fund's Adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short term rates, which may be more or less than the rate on the underlying portfolio securities.

                  The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Although there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, the Board of Trustees of the Trust believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

                  With respect to the Money Market Fund, although the securities subject to repurchase agreements may bear maturities exceeding 397 days, the Fund presently intends to enter only into repurchase agreements which terminate within seven days after notice by the Fund. If the Fund were to enter into repurchase agreements which provide for a notice period greater than seven days in the future, the Fund would do so only if such investment, together with other illiquid securities, did not exceed 10% of the Fund's net assets.

REVERSE REPURCHASE AGREEMENTS
-----------------------------

                  The International Equity, Micro Cap Value, Small Cap Value, Small Cap Growth, Equity Growth, Tax Managed Equity, Core Equity, Equity Index, Large Cap Value, Balanced Allocation, Total Return Advantage, Strategic Income Bond, Money Market and Mid Cap Growth Funds may enter into reverse repurchase agreements in accordance with its investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high grade debt securities, generally rated in one of the three highest ratings categories, consistent with the Fund's investment restrictions having a value at least equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. Whenever the Money Market Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets at least equal to the repurchase price marked to market daily (including accrued interest) and will subsequently monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

LENDING OF PORTFOLIO SECURITIES
-------------------------------

                  The International Equity, Micro Cap Value, Small Cap Value, Small Cap Growth, Equity Growth, Tax Managed Equity, Core Equity, Equity Index, Large Cap Value, Balanced Allocation, Total Return Advantage, Bond, Intermediate Bond, GNMA, Limited Maturity Bond, Strategic Income Bond, Money Market, Mid Cap Growth and U.S. Government Income Funds may lend securities to broker-dealers, banks or other institutional borrowers pursuant to agreements requiring that the loans be continuously secured by cash, securities of the U.S. government or its agencies, or any combination of cash and such securities, as collateral equal to 100% of the market value at all times of the securities lent. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans combined with any other outstanding loans for a Fund exceed one-third of the value of its total assets taken at fair market value. Collateral must be valued daily by the Fund's Adviser or Sub-adviser and the borrower will be required to provide additional collateral should the market value of the loaned securities increase. During the time portfolio securities are on loan, the borrower pays the Fund involved any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if this is considered important with respect to the investment. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which its Adviser or Sub-adviser has determined are creditworthy under guidelines established by the Trust's Board of Trustees.

                  A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. government securities. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party.

ILLIQUID SECURITIES
-------------------

                  The International Equity, Micro Cap Value, Small Cap Value, Small Cap Growth, Equity Growth, Tax Managed Equity, Core Equity, Equity Index, Large Cap Value, Total Return Advantage, Bond, Intermediate Bond, GNMA, Limited Maturity Bond, Strategic Income Bond, Ohio Tax Exempt Bond, Pennsylvania Municipal Bond, National Tax Exempt Bond, Mid Cap Growth, U.S. Government Income and Michigan Municipal Bond Funds will not invest more than 15% of their respective net assets in securities that are illiquid. The Money Market Fund will not knowingly invest more than 10% of the value of its net assets in securities that are illiquid. Illiquid securities would generally include repurchase agreements and GICs with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

                  Each Fund may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the Fund's Adviser or Sub-adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

TAXABLE MONEY MARKET INSTRUMENTS
--------------------------------

                  Each of the Tax-Free Bond Funds may invest, from time to time, a portion of its assets for temporary defensive or liquidity purposes in short-term money market instruments, the income from which is subject to federal income tax ("Taxable Money Market Instruments"). Taxable Money Market Instruments may include: obligations of the U.S. government and its agencies and instrumentalities; debt securities (including commercial paper) of issuers having, at the time of purchase, a quality rating within the highest rating category of S&P, Fitch or Moody's; certificates of deposit; bankers' acceptances; and repurchase agreements with respect to such obligations.

FOREIGN SECURITIES AND CURRENCIES
---------------------------------

                  Each of the International Equity, Micro Cap Value, Small Cap Value, Small Cap Growth, Equity Growth, Tax Managed Equity, Core Equity, Large Cap Value, Balanced Allocation, Mid Cap Growth, Total Return Advantage, Intermediate Bond, Limited Maturity Bond, Strategic Income Bond and U.S. Government Income Funds may invest in securities issued by foreign issuers either directly or indirectly through investments in ADRs, EDRs or GDRs (see "American, European and Global Depositary Receipts" below). Such securities may or may not be listed on foreign or domestic stock exchanges.

                  Investments in foreign securities involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies and the possibility of adverse changes in investment or exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets, volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the U.S.

                  With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investment within those countries. Because of these and other factors, securities of foreign companies acquired by the Fund may be subject to greater fluctuation in price than securities of domestic companies.

                  With respect to the International Equity and Strategic Income Bond Funds, certain of the risks associated with investments in foreign securities are heightened with respect to investments in countries with emerging economies or emerging securities markets. The risks of expropriation, nationalization and social, politic and economic instability are greater in those countries than in more developed capital markets.

                  Since the Funds will invest substantially in securities denominated in or quoted in currencies other than the U.S. dollar, changes in currency exchange rates (as well as changes in market values) will affect the value in U.S. dollars of securities held by the Funds. Foreign exchange rates are influenced by trade and investment flows, policy decisions of governments, and investor sentiment about these and other issues. In addition, costs are incurred in connection with conversions between various currencies.

                  Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

                  This change is likely to significantly impact the European capital markets in which the Funds (particularly the International Equity Fund) may invest and may result in a Fund facing additional risks in pursuing its investment objective. These risks, which include, but are not limited to, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of a Fund's net asset value per share.

                  The expense ratio of a Fund investing substantially in foreign securities can be expected to be higher than that of funds investing in domestic securities. The costs of investing abroad are generally higher for several reasons, including the cost of investment research, increased costs of custody for foreign securities, higher commissions paid for comparable transactions involving foreign securities, and costs arising from delays in settlements of transactions involving foreign securities.

                  Interest and dividends payable on the Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by tax credits or deductions allowed to investors under U.S. federal income tax provisions, they may reduce the return to the Fund's shareholders.

AMERICAN, EUROPEAN AND GLOBAL DEPOSITARY RECEIPTS
-------------------------------------------------

                  The International Equity, Micro Cap Value, Small Cap Value, Small Cap Growth, Equity Growth, Tax Managed Equity, Core Equity, Large Cap Value, Balanced Allocation, Mid Cap Growth, Total Return Advantage, Intermediate Bond, Limited Maturity Bond, Strategic Income Bond and U.S. Government Income Funds may invest in ADRs, EDRs, GDRs and other similar global instruments. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter markets. ADR prices are denominated in U.S. dollars although the underlying securities may be denominated in a foreign currency. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. EDRs are designed for use in European exchange and over-the-counter markets. GDRs are receipts structured similarly to EDRs and are marketed globally. GDRs are designed for trading in non-U.S. securities markets. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities, but those that are traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and, therefore, will be subject to a Fund's limitation with respect to illiquid securities.

                  The principal difference between sponsored and unsponsored ADR, EDR and GDR programs is that unsponsored ones are organized independently and without the cooperation of the issuer of the underlying securities. Consequently, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile.

FOREIGN GOVERNMENT OBLIGATIONS
------------------------------

                  The International Equity, Balanced Allocation, Strategic Income Bond, Mid Cap Growth and U.S. Government Income Funds may purchase debt obligations issued or guaranteed by governments (including states, provinces or municipalities) of countries other than the United States, or by their agencies, authorities or instrumentalities. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the Adviser's assessment of gross domestic product in relation to aggregate debt, current account surplus or deficit, the trend of the current account, reserves available to defend the currency, and the monetary and fiscal policies of the government. Certain foreign governments may be less capable of meeting repayment obligations on debt on a timely basis than, for example, the United States government.

FOREIGN CURRENCY TRANSACTIONS
-----------------------------

                  In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the International Equity, Large Cap Value, Balanced Allocation, Total Return Advantage, Strategic Income Bond, Limited Maturity Bond, Mid Cap Growth and U.S. Government Income Funds are authorized to enter into forward currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Funds to establish a rate of exchange for a future point in time.

                  When entering into a contract for the purchase or sale of a security, these Funds may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

                  When the Adviser anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. Similarly, when the obligations held by the Fund create a short position in a foreign currency, the Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. A Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

                  A separate account consisting of liquid assets, such as cash, U.S. Government securities or other liquid high grade debt obligations equal to the amount of the International Equity, Large Cap Value, Balanced Allocation, Total Return Advantage and Limited Maturity Bond Funds' assets that could be required to consummate forward contracts will be established with the Trust's custodian except to the extent the contracts are otherwise "covered." For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Funds. A forward contract to sell a foreign currency is "covered" if the Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price no higher than the Fund's price to sell the currency. A forward contract to buy a foreign currency is "covered" if the Fund holds a forward contract (or call option) permitting the Fund to sell the same currency at a price as high as or higher than the Fund's price to buy the currency.

EXCHANGE RATE-RELATED SECURITIES
--------------------------------

                  The International Equity, Large Cap Value, Balanced Allocation, Total Return Advantage, Limited Maturity Bond and Strategic Income Bond Funds may invest in debt securities for which the principal due at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries ("Exchange Rate-Related Securities"). The interest payable on these securities is also denominated in U.S. dollars and is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other similarly rated securities in recognition of the risks associated with these securities. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may, from time to time, combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

CONVERTIBLE SECURITIES
----------------------

                  The Core Equity, Equity Growth, Micro Cap Value, Large Cap Value, International Equity, Large Cap Ultra, Tax Managed Equity, Balanced Allocation, Strategic Income Bond and

Mid Cap Growth Funds may invest in convertible securities entitling the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. The value of a convertible security may fluctuate in inverse proportion to interest rates. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less market risk than the corporation's common stock. Nonetheless, convertible securities could lose value or become worthless if, for example, the issuer becomes bankrupt. Convertible securities will not normally decrease significantly below their conversion value. The value of the convertibility feature depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

                  In selecting convertible securities, the Adviser will consider, among other factors, the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Fund's portfolio as to issuers; and the ratings of the securities. Since credit rating agencies may fail to timely change the credit ratings of securities to reflect subsequent events, the Adviser will consider whether such issuers will have sufficient cash flow and profits to meet required principal and interest payments. A Fund may retain a portfolio security whose rating has been changed if the Adviser deems that retention of such security is warranted.

CORPORATE DEBT OBLIGATIONS
--------------------------

                  The Balanced Allocation, Total Return Advantage, Bond, Intermediate Bond, GNMA, Limited Maturity Bond, Strategic Income Bond, Mid Cap Growth, U.S. Government Income, Michigan Municipal Bond and Money Market Funds may invest in corporate debt obligations. In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations.

OTHER DEBT SECURITIES
---------------------

                  The Balanced Allocation, Total Return Advantage, Strategic Income Bond, Intermediate Bond and Limited Maturity Bond Funds may also invest in debt securities which may include: equipment lease and trust certificates; collateralized mortgage obligations; state, municipal and private activity bonds; obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; securities of supranational organizations such as the World Bank; participation certificates in pools of mortgages, including mortgages issued or guaranteed by the U.S. government, its agencies or instrumentalities; asset-backed securities such as mortgage backed securities, Certificates of Automobile Receivables ("CARS") and Certificates of Amortizing Revolving Debts ("CARDS"); private placements; and income participation loans. Some of the securities in which the Fund invests may have warrants or options attached.

                  The Balanced Allocation, Total Return Advantage, Strategic Income Bond, Intermediate Bond and Limited Maturity Bond Funds' appreciation may result from an improvement in the credit standing of an issuer whose securities are held or a general decline in the level of interest rates or a combination of both. An increase in the level of interest rates generally reduces the value of the fixed rate debt instruments held by the Fund; conversely, a decline in the level of interest rates generally increases the value of such investments. An increase in the level of interest rates may temporarily reduce the value of the floating rate debt instruments held by the Fund; conversely, a decline in the level of interest rates may temporarily increase the value of those investments.

                  The Balanced Allocation, Intermediate Bond, and Limited Maturity Bond Funds invest only in investment grade debt securities which are rated at the time of purchase within the four highest ratings groups assigned by Moody's (Aaa, Aa, A and Baa), S&P (AAA, AA, A and BBB), or Fitch (AAA, AA, A and
BBB), or, if unrated, which are determined by the Adviser to be of comparable quality pursuant to guidelines approved by the Trust's Board of Trustees. The Total Return Advantage Fund normally invests substantially all of its assets in investment grade debt securities but may invest up to 15% of its securities in lower grade securities. See "Ratings Criteria" above.

                  In the event that subsequent to its purchase by the Fund, a rated security ceases to be rated or its rating is reduced below investment grade, the adviser will consider whether the Fund should continue to hold the security.

WARRANTS
--------

                  The International Equity, Micro Cap Value, Small Cap Value, Small Cap Growth, Equity Growth, Tax Managed Equity, Core Equity, Large Cap Value, Balanced Allocation and Mid Cap Growth Funds may invest in warrants. Warrants enable the owner to subscribe to and purchase a specified number of shares of the issuing corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The purchase of warrants involves the risk that the purchaser could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

FUTURES AND RELATED OPTIONS
---------------------------

                  The International Equity, Micro Cap Value, Small Cap Value, Small Cap Growth, Equity Growth, Tax Managed Equity, Core Equity, Equity Index, Large Cap Value and Mid Cap Growth Funds may invest in stock index futures contracts and options on futures contracts in attempting to hedge against changes in the value of securities that it holds or intends to purchase. The Balanced Allocation Fund may invest in stock index, interest rate, bond index and foreign currency futures contracts and options on these futures contracts. The Total Return Advantage, Bond, Limited Maturity Bond and Strategic Income Bond Funds may invest in interest rate and Bond index futures contracts and options on futures contracts and the Bond and GNMA Funds may invest in futures contracts on U.S. Treasury Obligations in order to offset an expected decrease in the value of their respective portfolios that might otherwise result from a market decline.

                  The International Equity, Micro Cap Value, Small Cap Value, Small Cap Growth, Equity Growth, Tax Managed Equity, Equity Index and Large Cap Value Funds may invest in stock index futures contracts in attempting to hedge against changes in the value of securities that it holds or intends to purchase or to maintain liquidity. The International Equity Fund may also invest in foreign currency futures contracts and options in anticipation of changes in currency exchange rates. The U.S. Government Income Fund may invest in futures contracts on U.S. Treasury obligations. A Fund might sell a futures contract in order to offset an expected decrease in the value of its portfolio that might otherwise result from a market decline. Each of these Funds may invest in the instruments described either to hedge the value of their respective portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract in anticipation of purchases of securities. In addition, each of these Funds may utilize futures contracts in anticipation of changes in the composition of its holdings for hedging purposes or to maintain liquidity.

                  Futures contracts obligate a Fund, at maturity, to take or make delivery of certain securities or the cash value of an index or the cash value of a stated amount of a foreign currency. When interest rates are rising, futures contracts can offset a decline in value of the securities held by a Fund. When rates are falling or prices of securities are rising, these contracts can secure higher yields for securities a Fund intends to purchase.

                  Each of the International Equity, Small Cap Value, Small Cap Growth, Equity Growth, Tax Managed Equity, Equity Index, Large Cap Value, Balanced Allocation, Strategic Income Bond, Total Return Advantage, Bond, GNMA, Limited Maturity Bond, Micro Cap Value, Mid Cap Growth and U.S. Government Income Funds intend to comply with the regulations of the Commodity Futures Trading Commission (CFTC) exempting it from registration as a "commodity pool operator." A Fund's commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to such regulations. In addition, a Fund may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of its assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the percentage limitation. In connection with a Fund's position in a futures contract or option thereon, it will create a segregated account of liquid assets, such as cash, U.S. government securities or other liquid high grade debt obligations, or will otherwise cover its position in accordance with applicable requirements of the SEC.

                  The International Equity, Micro Cap Value, Small Cap Value, Small Cap Growth, Equity Growth, Tax Managed Equity, Equity Index, Large Cap Value, Balanced Allocation, Strategic Income Bond, Total Return Advantage, Limited Maturity Bond, Mid Cap Growth and U.S. Government Income Funds may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of a Fund's securities is expected to decline, it might purchase put options or sell call options on futures contracts rather than sell futures contracts.

                  The Funds may write covered call options, buy put options, buy call options and sell or "write" secured put options on a national securities exchange and issued by the Options Clearing Corporation for hedging purposes. Such transactions may be effected on a principal basis with primary reporting dealers in U.S. government securities in an amount not exceeding 5% of a Fund's net assets. Such options may relate to particular securities, stock or bond indices, financial instruments or foreign currencies. Purchasing options is a specialized investment technique which entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option.

                  A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to or only at the expiration of the option, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a securities index provides the holder with the right to make or receive a cash settlement upon exercise of the option.

                  Each Fund may purchase and sell put options on portfolio securities at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Call options may be purchased by a Fund in order to acquire the underlying security at a later date at a price that avoids any additional cost that would result from an increase in the market value of the security. A Fund may also purchase call options to increase its return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to its expiration, a purchased put or call option may be sold in a closing sale transaction (a sale by a Fund, prior to the exercise of an option that it has purchased, of an option of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

                  In addition, each Fund may write covered call and secured put options. A covered call option means that a Fund owns or has the right to acquire the underlying security subject to call at all times during the option period. A secured put option means that a Fund maintains in a segregated account with its custodian cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period. Such options will be listed on a national securities exchange and issued by the Options Clearing Corporation and may be effected on a principal basis with primary reporting dealers in the U.S.

         In order to close out put or call option positions, a Fund will be required to enter into a "closing purchase transaction" -- the purchase of a put or call option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option that it previously wrote. When a portfolio security subject to a call option is sold, a Fund will effect a closing purchase transaction to close out any existing call option on that security. If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or a Fund delivers the underlying security upon exercise.

                  The aggregate value of the securities subject to options written by a Fund will not exceed 33 1/3% (20% with respect to the Equity Index
Fund) of the value of its net assets. In order to close out an option position prior to maturity, a Fund may enter into a "closing purchase transaction" by purchasing a call or put option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option which it previously wrote.

                  Options trading is a highly specialized activity and carries greater than ordinary investment risk. Purchasing options may result in the complete loss of the amounts paid as premiums to the writer of the option. In writing a covered call option, a Fund gives up the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except to the extent the premium represents such a profit). Moreover, it will not be able to sell the underlying security until the covered call option expires or is exercised or a Fund closes out the option. In writing a secured put option, a Fund assumes the risk that the market value of the security will decline below the exercise price of the option. The use of covered call and secured put options will not be a primary investment technique of a Fund. For a detailed description of these investments and related risks, see Appendix B attached to this SAI.

         Risk Factors Associated with Futures and Related Options

                  To the extent the Total Return Advantage, Bond, Strategic Income Bond, GNMA and Limited Maturity Bond Funds are engaging in a futures transaction as a hedging device, due to the risk of an imperfect correlation between securities in their funds that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective in that, for example, losses on the portfolio securities may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the portfolio securities that were the subject of the hedge. In futures contracts based on indices, the risk of imperfect correlation increases as the composition of the Funds varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, the Funds may buy or sell futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect a Fund's net investment results if market movements are not as anticipated when the hedge is established.

                  Successful use of futures by the Funds also are subject to the Adviser's ability to predict correctly movements in the direction of securities prices, interest rates and other economic factors. For example, if the Funds have hedged against the possibility of a decline in the market adversely affecting the value of securities held in their funds and prices increase instead, the Funds will lose part or all of the benefit of the increased value of securities which they have hedged because they will have offsetting losses in their futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.

                  Although the Strategic Income Bond, Total Return Advantage, Bond, GNMA and Limited Maturity Bond Funds intend to enter into futures contracts and the Strategic Income Bond, Total Return Advantage and Limited Maturity Bond Funds into options transactions only if there is an active market for such investments, no assurance can be given that a liquid market will exist for any particular contract or transaction at any particular time. See "Illiquid Securities." Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contracts prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Funds to substantial losses. If it is not possible, or a Fund determines not, to close a futures position in anticipation of adverse price movements, it will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the Fund being hedged, if any, may offset partially or completely losses on the futures contract.

                  The primary risks associated with the use of futures contracts and options are:

                  1. the imperfect correlation between the change in market value of the securities held by a Fund and the price of the futures contract or option;

                  2. possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired;


                  3. losses greater than the amount of the principal invested as initial margin due to unanticipated market movements which are potentially unlimited; and


                  4. the Adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors.

DOLLAR ROLLS
------------

                  The Balanced Allocation, U.S. Government Income, Strategic Income Bond and Michigan Municipal Bond Funds may enter into Dollar Roll Agreements, which are similar to reverse repurchase agreements. Dollar Rolls are transactions in which securities are sold by a Fund for delivery in the current month and the Fund simultaneously contracts to repurchase substantially similar securities on a specified future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar Rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. If the broker-dealer to which the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into Dollar Rolls include the risk that the value of the security may change adversely over the term of the Dollar Roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held. At the time a Fund enters into a Dollar Roll, it will place in a segregated custodial account assets such as U.S. government securities or other liquid, high grade debt securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained.

SHORT SALES
-----------

                  Each Fund may engage in short sales of its securities. Selling securities short involves selling securities the seller does not own (but has borrowed) in anticipation of a decline in the market price of such securities. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of replacement. In a short sale, the proceeds the seller receives from the sale are retained by a broker until the seller replaces the borrowed securities. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

                  A Fund may only sell securities short "against the box." A short sale is "against the box" if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities that are sold short. If a Fund sells securities short against the box, it may protest itself from a loss if the price of the security declines in the future, but will lose the opportunity to profit on such securities if the price rises.

ASSET-BACKED SECURITIES
-----------------------

                  The Balanced Allocation Fund and the Fixed Income Funds and, to the extent permitted by Rule 2a-7 under the 1940 Act and as is consistent with its investment objective and policies, the Money Market Fund may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Asset-backed securities acquired by a Fund may include collateralized mortgage obligations (CMOs) issued by private companies.

                  In general, the collateral supporting non-mortgage, asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Such securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or instrumentalities.

                  Each Fund may purchase securities that are secured or backed by mortgages and are issued by entities such as GNMA, Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC), or private mortgage conduits. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. Except for private mortgage conduits, these securities represent ownership in a pool of federally insured mortgage loans. The yield and average life characteristics of mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (I.E., loans) generally may be prepaid at any time. As a result, if a mortgage-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce the expected yield to maturity and average life, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and average life. Conversely, if a mortgage-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, the expected yield to maturity and average life. There can be no assurance that the Trust's estimation of the duration of mortgage-backed securities it holds will be accurate or that the duration of such instruments will always remain within the maximum target duration. In calculating the average weighted maturity of the Funds, the maturity of mortgage-backed securities will be based on estimates of average life.

                  Prepayments on mortgage-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. Like other fixed income securities, when interest rates rise, the value of mortgage-backed securities generally will decline; however, when interest rates decline, the value of mortgage-backed securities may not increase as much as that of other similar duration fixed income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

                  These characteristics may result in a higher level of price volatility for these assets under certain market conditions. In addition, while the market for mortgage-backed securities is ordinarily quite liquid, in times of financial stress the market for these securities can become restricted.

                  There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as Ginnie Maes) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder too timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

                  Privately issued mortgage backed securities will carry an investment grade rating at the time of purchase by S&P or by Moody's or, if unrated, will be in the adviser's opinion equivalent in credit quality to such rating. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.

                  CMOs may be issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises, including FNMA and FHLMC or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs represent direct ownership interests in a pool of residential mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs.

                  Each class of a CMO, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying a CMO may cause some or all of the classes of the CMO to be retired substantially earlier than its final distribution date.

                  The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of the CMO in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final scheduled distribution date have been paid in full.

                  Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

                  Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

INTEREST RATE AND TOTAL RETURN SWAPS
------------------------------------

                  The Balanced Allocation, Total Return Advantage, GNMA, Limited Maturity Bond, Strategic Income Bond and U.S. Government Income Funds may enter into interest rate swaps for hedging purposes and not for speculation. The Balanced Allocation Fund may also use total return swaps for the same purposes. The Fund will typically use interest rate or total return swaps to preserve a return on a particular investment or portion of its portfolio or to shorten the effective duration of its investments. Swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest or the total return of a predefined "index," such as an exchange of fixed rate payments for floating rate payments or an exchange of a floating rate payment for the total return on an index.

                  The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of liquid assets, such as cash, U.S. government securities or other liquid high grade debt securities, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. A Fund will not enter into any interest rate swap unless the unsecured commercial paper, senior debt, or claims paying ability of the other party is rated, with respect to the Limited Maturity Bond, Strategic Income Bond and Total Return Advantage Funds, either "A" or "A-1" or better by S&P or Fitch, or "A" or "P-1" or better by Moody's or, with respect to the GNMA Fund, the claims paying ability of the other party is deemed creditworthy and any such obligation the GNMA Fund may have under such an arrangement will be covered by setting aside liquid high grade securities in a segregated account.

                  The Balanced Allocation, Total Return Advantage, GNMA, Limited Maturity Bond and Strategic Income Bond Funds will only enter into swaps on a net basis, (I.E., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Inasmuch as these transactions are entered into for good faith hedging purposes, the Funds and their respective Adviser or Sub-Adviser believe that such obligations do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over their entitlements with respect to each swap will be accrued on a daily basis and an amount of liquid assets, such as cash, U.S. government securities or other liquid high grade debt securities, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian.

                  If there is a default by the other party to a swap transaction, the Fund involved will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the Interbank market.

ZERO COUPON OBLIGATIONS
-----------------------

                  The Fixed Income Funds, Tax-Free Bond Funds and Balanced Allocation Fund may invest in zero coupon obligations. Zero coupon obligations are discount debt obligations that do not make periodic interest payments although income is generally imputed to the holder on a current basis. Such obligations may have higher price volatility than those which require the payment of interest periodically. The Adviser will consider the liquidity needs of the Fund when any investment in zero coupon obligations is made.

INCOME PARTICIPATION LOANS
--------------------------

                  The Balanced Allocation, Total Return Advantage, Intermediate Bond, Limited Maturity Bond and Strategic Income Bond Funds may make or acquire participations in privately negotiated loans to borrowers. Frequently, such loans have variable interest rates and may be backed by a bank letter of credit; in other cases they may be unsecured. Such transactions may provide an opportunity to achieve higher yields than those that may be available from other securities offered and sold to the general public.

                  Privately arranged loans, however, will generally not be rated by a credit rating agency and will normally be liquid, if at all, only through a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require repayment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. Recovery of an investment in any such loan that is illiquid and payable on demand will depend on the ability of the borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless the Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Board of Trustees of the Trust will establish procedures to monitor the credit standing of each such borrower, including its ability to honor contractual payment obligations.

CERTIFICATES OF PARTICIPATION
-----------------------------

                  The Michigan Municipal Bond Fund may purchase Michigan Municipal Securities in the form of "certificates of participation" which represent undivided proportional interests in lease payments by a governmental or nonprofit entity. The other Tax Free Funds may also purchase certificates of participation. The municipal leases underlying the certificates of participation in which the Funds invest will be subject to the same quality rating standards applicable to Municipal Securities. Certificates of participation may be purchased from a bank, broker-dealer or other financial institution. The lease payments and other rights under the lease provide for and secure the payments on the certificates.

                  Lease obligations may be limited by law, municipal charter or the duration or nature of the appropriation for the lease and may be subject to periodic appropriation. In particular, lease obligations, may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the certificate trustee cannot accelerate lease obligations upon default; in such event, the trustee would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. In addition, certificates of participation are less liquid than other bonds because there is a limited secondary trading market for such obligations.

WHEN-ISSUED SECURITIES
----------------------

                  The International Equity, Large Cap Ultra, Micro Cap Value, Small Cap Value, Small Cap Growth, Equity Growth, Tax Managed Equity, Core Equity, Large Cap Value, Balanced Allocation, Total Return Advantage, Bond, Intermediate Bond, GNMA, Limited Maturity Bond, Strategic Income Bond, Ohio Tax Exempt Bond, Pennsylvania Municipal Bond, National Tax Exempt Bond, Michigan Municipal Bond, Mid Cap Growth and U.S. Government Income Funds may purchase securities on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). The Funds do not intend to purchase when-issued securities for speculative purposes but only for the purpose of acquiring portfolio securities. In when-issued and delayed delivery transactions, a Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be attractive. One form of when-issued or delayed delivery security that the GNMA and Bond Funds may purchase is a "to be announced" (TBA) mortgage-backed security. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with the specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date.

                  When a Fund agrees to purchase when-issued securities, the custodian segregates cash or liquid portfolio securities equal to the amount of the commitment. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment, marked to market daily. It is likely that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its total assets.

                  When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous. A Fund receives no income from when-issued or delayed settlement securities prior to delivery of such securities.

SHORT-TERM OBLIGATIONS
----------------------

                  The International Equity, Micro Cap Value, Small Cap Value, Small Cap Growth, Equity Growth, Mid Cap Growth, Tax Managed Equity, Core Equity, Equity Index, Large Cap

Value, Balanced Allocation, Total Return Advantage, Bond, Intermediate Bond, GNMA, Limited Maturity Bond, Strategic Income Bond, and U.S. Government Income Funds may hold temporary cash balances which may be invested in various short-term obligations (with maturities of 18 months or less, 12 months or less in the case of the Mid Cap Growth and U.S. Government Income Funds) such as domestic and foreign commercial paper, bankers' acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, U.S. government securities, repurchase agreements, reverse repurchase agreements and GICs. The Equity Index Fund cannot invest in foreign commercial paper and GICs. During temporary defensive periods, each Fund may hold up to 100% of its total assets in these types of obligations.

                  In the case of repurchase agreements, default or bankruptcy of the seller may expose a Fund to possible loss because of adverse market action or delays connected with the disposition of the underlying obligations. Further, it is uncertain whether a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities. Reverse repurchase agreements involve the risk that the market value of the securities held by a Fund may decline below the price of the securities it is obligated to repurchase. See "Repurchase Agreements" and "Reverse Repurchase Agreements" above.

                  Investments include commercial paper and other short-term promissory notes issued by corporations (including variable and floating rate instruments) must be rated at the time of purchase "A-2" or better by S&P, "Prime-2" or better by Moody's, "F2" or better by Fitch or, determined by the adviser to be of comparable quality pursuant to guidelines approved by the Trust's Board of Trustees. In addition, the International Equity, Small Cap Growth, Tax Managed Equity, Core Equity, Balanced Allocation, Total Return Advantage, Intermediate Bond, Limited Maturity Bond and Strategic Income Bond Funds may invest in Canadian Commercial Paper (CCP), which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer. Each Fund may also acquire zero coupon obligations, which have greater price volatility than coupon obligations and which will not result in the payment of interest until maturity.

                  Bank obligations include bankers' acceptances and negotiable certificates of deposit, and non-negotiable demand and time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System. Bank obligations also include U.S. dollar denominated bankers' acceptances and certificates of deposit and time deposits issued by foreign branches of U.S. banks or foreign banks. Investment in bank obligations is limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. These bank obligations are not insured by the Federal Deposit Insurance Corporation. Each of the International Equity, Small Cap Growth, Tax Managed Equity, Core Equity, Balanced Allocation, Total Return Advantage, Intermediate Bond, Limited Maturity Bond and Strategic Income Bond Funds may also make interest bearing savings deposits in commercial and savings banks not in excess of 5% of its total assets. Investment in non-negotiable time deposits is limited to no more than 5% of a Fund's total assets at the time of purchase.

MONEY MARKET INSTRUMENTS
------------------------

                  The Money Market Fund may invest in "money market" instruments, including bank obligations and commercial paper.

                  Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System. Bank obligations also include U.S. dollar denominated bankers' acceptances, certificates of deposit and time deposits issued by foreign branches of U.S. banks or foreign banks. Investment in bank obligations is limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. These bank obligations are not issued by the Federal Deposit Insurance Corporation. The Money Market Fund may also make interest bearing savings deposits in commercial and savings banks not in excess of 5% of its total assets. Investment in non-negotiable time deposits is limited to no more than 5% of the Fund's total assets at the time of purchase.

                  Investments in commercial paper and other short-term promissory notes issued by corporations (including variable and floating rate instruments) must be rated at the time of purchase "A-2" or better by S&P, "Prime-2" or better by Moody's, "F2" or better by Fitch or, if not rated, determined by the Adviser to be of comparable quality pursuant to guidelines approved by the Trust's Board of Trustees. Investments may also include corporate notes. In addition, the Money Market Fund may invest in Canadian Commercial Paper ("CCP"), which is U.S. dollar denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer. The Money Market Fund may acquire zero coupon obligations, which have greater price volatility than coupon obligations and which will not result in the payment of interest until maturity.

                  Investments in the obligations of foreign branches of U.S. banks, foreign banks and other foreign issuers may subject the Money Market Fund to additional investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. The Money Market Fund will invest in the obligations of foreign banks or foreign branches of U.S. banks only when the Adviser believes that the credit risk with respect to the instrument is minimal.

                  The Money Market Fund may also make limited investments in GICs issued by U.S. insurance companies. The Fund will purchase a GIC only when the Adviser has determined, under guidelines established by the Board of Trustees, that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments that are rated high quality by certain nationally recognized statistical rating organizations.

GOVERNMENT SECURITIES
---------------------

                  The Balanced Allocation, Total Return Advantage, Bond, Intermediate Bond, GNMA, Limited Maturity Bond, Strategic Income Bond, Money Market, Micro Cap Value, Mid Cap Growth, U.S. Government Income, and Michigan Municipal Bond Funds may invest in U.S. government agency obligations, examples of which include the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks and Maritime Administration. Some of these obligations are supported by the full faith and credit of the U.S. Treasury, such as obligations issued by the Government National Mortgage Association. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. Some of these investments may be variable or floating rate instruments. See "Variable and Floating Rate Obligations." The Money Market Fund will invest in the obligations of such agencies or instrumentalities only when the Adviser believes that the credit risk with respect thereto is minimal.

U.S. TREASURY OBLIGATIONS AND RECEIPTS
--------------------------------------

                  The Balanced Allocation, Total Return Advantage, Bond, Intermediate Bond, GNMA, Limited Maturity Bond, Strategic Income Bond, Money Market, Mid Cap Growth, U.S. Government Income and Michigan Municipal Bond Funds may invest in U.S. Treasury obligations consisting of bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as STRIPS (Separately Traded Registered Interest and Principal Securities).

                  The Funds may invest in separately traded interest and principal component parts of the U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts (TRs), Treasury Investment Growth Receipts (TIGRs), Liquid Yield Option Notes (LYONs), and Certificates of Accrual on Treasury Securities
(CATS). TIGRs, LYONs and CATS are interests in private proprietary accounts while TR's are interests in accounts sponsored by the U.S. Treasury. The private proprietary accounts underlying TIGRs, LYONs and CATS are not government guaranteed.

                  Securities denominated as TRs, TIGRs, LYONs and CATS are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

STAND-BY COMMITMENTS
--------------------

                  The Tax Free Funds may acquire stand-by commitments. Under a stand-by commitment, a dealer agrees to purchase at a Fund's option specified Municipal Securities at a specified price. Stand-by commitments acquired by a Fund must be of high quality as determined by any Rating Agency, or, if not rated, must be of comparable quality as determined by the Adviser. A Fund acquires stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

DERIVATIVE INSTRUMENTS
----------------------

                  The International Equity, Micro Cap Value, Small Cap Value, Small Cap Growth, Equity Growth, Tax Managed Equity, Core Equity, Equity Index, Large Cap Value, Balanced Allocation, Total Return Advantage, Bond, Intermediate Bond, GNMA, Limited Maturity Bond, Strategic Income Bond, Money Market, Mid Cap Growth, and U.S. Government Income Funds may purchase certain "derivative" instruments. Derivative instruments are instruments that derive value from the performance of underlying securities, interest or currency exchange rates, or indices, and include (but are not limited to) futures contracts, options, forward currency contracts and structured debt obligations (including collateralized mortgage obligations ("CMOs"), various floating rate instruments and other types of securities).

                  Like all investments, derivative instruments involve several basic types of risks which must be managed in order to meet investment objectives. The specific risks presented by derivatives include, to varying degrees, market risk in the form of underperformance of the underlying securities, exchange rates or indices; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative instrument will decline more than the securities, rates or indices on which it is based; liquidity risk that the Fund will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument (such as an option) will not correlate exactly to the value of the underlying securities, rates or indices on which it is based; extension risk that the expected duration of an instrument may increase or decrease; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative instruments are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

SECURITIES OF OTHER INVESTMENT COMPANIES
----------------------------------------

                  Subject to 1940 Act limitations and pursuant to applicable SEC requirements, each Fund (other than the Aggressive Allocation and Conservative Allocation Funds) may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. Each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Trust as a whole. With regard to the Tax-Free Bond Funds and the Money Market Fund, not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the Fund and other investment companies advised by the Adviser.

                  As described in their prospectus and this SAI, the Aggressive Allocation and Conservative Allocation Funds may invest their assets without limitation in Underlying Funds. See "Aggressive Allocation Fund" and "Conservative Allocation Fund" above.

                  The Equity Funds and the Balanced Allocation Fund may invest in Standard & Poor's Depositary Receipts ("SPDRs") and similar index tracking stocks as is consistent with their investment objectives and policies. SPDRs represent interests in the SPDR Trust, a unit investment trust that holds shares of all the companies in the S&P 500. The SPDR Trust closely tracks the price performance and dividend yield of the S&P 500. Other index tracking stocks are structured similarly to SPDRs but track the price performance and dividend yield of different indices. SPDRs and other index tracking stocks can be expected to increase and decrease in value in proportion to increases and decreases in the indices that they are designed to track. The volatility of different index tracking stocks can be expected to vary in proportion to the volatility of the particular index they track. For example, stocks that track an index comprised of Nasdaq traded stocks, or stocks that track an index comprised of stocks of foreign companies (such as iShares which are described below), may be expected to fluctuate in value more widely the SPDRs (which track the S&P 500) or stocks that track other less volatile indices. Index tracking stocks are traded similarly to stocks of individual companies. Although an index tracking stock is designed to provide investment performance corresponding to its index, it may not be able to exactly replicate the performance because of trust expenses and other factors. The SPDR Trust and trusts underlying other index tracking stocks are structured to be regulated investment companies and may make distributions to a Fund that may not be characterized entirely as ordinary income for tax purposes. Such distributions will be passed through to Fund investors in the character as received by the Fund. Because investments in SPDRs and other index tracking stocks represent interests in unit investment trusts, such investments are subject to the 1940 Act's limitations on investments in other investment companies.

                  In addition, the International Equity Fund may purchase shares of investment companies investing primarily in foreign securities, including "country funds" which have portfolios consisting exclusively of securities of issuers located in one foreign country. Such "country funds" may be either open-end or closed-end investment companies.

                  The International Equity Fund may also purchase iShares (formerly, WEBS) issued by iShares, Inc. (formerly WEBS Index Fund, Inc.) and similar securities of other issuers. iShares are shares of an investment company that invests substantially all of its assets in securities included in the Morgan Stanley Capital International indices for specific countries. Because the expense associated with an investment in iShares can be substantially lower than the expense of small investments directly in the securities comprising the indices it seeks to track, the Adviser believes that investments in iShares of countries that are included in the EAFE Index can provide a cost-effective means of diversifying the Fund's assets across a broader range of equity securities.

                  Shares are listed on the American Stock Exchange (AMEX), and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of iShares on the AMEX. To date, iShares have traded at relatively modest discounts and premiums to their net asset values. However, iShares have a limited operating history, and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged.

                  In the event substantial market or other disruptions affecting iShares or CountryBaskets should occur in the future, the liquidity and value of the International Equity Fund's shares could also be substantially and adversely affected, and the Fund's ability to provide investment results approximating the performance of securities in the EAFE could be impaired. If such disruptions were to occur, the Fund could be required to reconsider the use of iShares, CountryBaskets or other "country funds" as part of its investment strategy.

                  As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by a Fund and, therefore, will be borne indirectly by its shareholders.

MUNICIPAL SECURITIES
--------------------

                  The Tax-Free Bond Funds may invest in Municipal Securities. The two principal classifications of Municipal Securities consist of "general obligation" and "revenue" issues.

Municipal Bonds include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, and the extension of loans to public institutions and facilities.

                  Municipal Securities that are payable only from the revenues derived from a particular facility may be adversely affected by federal or state laws, regulations or court decisions which make it more difficult for the particular facility to generate revenues sufficient to pay such interest and principal, including, among others, laws, decisions and regulations which limit the amount of fees, rates or other charges which may be imposed for use of the facility or which increase competition among facilities of that type or which limit or otherwise have the effect of reducing the use of such facilities generally, thereby reducing the revenues generated by the particular facility. Municipal Securities, the payment of interest and principal on which is insured in whole or in part by a governmentally created fund, may be adversely affected by laws or regulations which restrict the aggregate proceeds available for payment of principal and interest in the event of a default on such municipal securities. Similarly, the payment of interest and principal on Municipal Securities may be adversely affected by respective state laws which limit the availability of remedies or the scope of remedies available in the event of a default on such municipal securities. Because of the diverse nature of such laws and regulations and the impossibility of either predicting in which specific Municipal Securities the Funds will invest from time to time or predicting the nature or extent of future judicial interpretations or changes in existing laws or regulations or the future enactment or adoption of additional laws or regulations, it is not presently possible to determine the impact of such laws, regulations and judicial interpretations on the securities in which the Funds may invest and, therefore, on the shares of the Fund.

                  There are, of course, variations in the quality of Municipal Securities both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including the financial condition of the issuer, the general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of rating agencies represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The Funds' adviser will consider such an event in determining whether they should continue to hold the obligation.

                  The payment of principal and interest on most Municipal Securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest or the principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

                  Certain Municipal Securities held by the Funds may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer or original purchaser of the Municipal Securities at the time of their original issuance. In the event that the issuer defaults on interest or principal payments, the insurer of the obligation is required to make payment to the bondholders upon proper notification. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

                  Municipal notes in which the Funds may invest include, but are not limited to, general obligation notes, tax anticipation notes (notes sold to finance working capital or capital facilities needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes.

                  The Funds invest in Municipal Securities which at the time of purchase are rated in one of the four highest rating categories by a Rating Agency for bonds and in one of the two highest rating categories by a Rating Agency for money market securities.

                  Securities that are unrated at the time of purchase will be determined to be of comparable quality by the Funds' adviser pursuant to guidelines approved by the Trust's Board of Trustees. If the rating of an obligation held by a Fund is reduced below its rating requirements, the Fund will sell the obligation when the adviser believes that it is in the best interests of the Fund to do so. The applicable ratings are more fully described in Appendix A.

         SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN OHIO MUNICIPAL SECURITIES. As described in the Prospectuses, the Ohio Tax Exempt Bond Fund will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations). The Ohio Fund is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

               Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

               There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

               Ohio is the seventh most populous state. The Census count for 2000 was 11,353,140, up from 10,847,100 in 1990.

               While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and a significant portion of total employment in agribusiness.

               In earlier years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, then through 1998 the annual State rates were below the national rates (4.3% vs. 4.5% in 1998), but were again slightly higher in 1999 (4.3% vs. 4.2%) and 2000 (4.1% vs. 4.0%). The unemployment rate and its effects vary among geographic areas of the State.

               There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

               The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods such as the current FY. Those procedures include general and selected reductions in appropriations spending.

               The 1992-93 biennium presented significant challenges to State finances, successfully addressed. To allow time to resolve certain budget differences an interim appropriations act was enacted effective July 1, 1991; it included GRF debt service and lease rental appropriations for the entire biennium, while continuing most other appropriations for a month. Pursuant to the general appropriations act for the entire biennium, passed on July 11, 1991, $200 million was transferred from the Budget Stabilization Fund (BSF, a cash and budgetary management fund) to the GRF in FY 1992.

               Based on updated results and forecasts in the course of that FY, both in light of a continuing uncertain nationwide economic situation, there was projected and then timely addressed an FY 1992 imbalance in GRF resources and expenditures. In response, the Governor ordered most State agencies to reduce GRF spending in the last six months of FY 1992 by a total of approximately $184 million; the $100.4 million BSF balance and additional amounts from certain other funds were transferred late in the FY to the GRF, and adjustments were made in the timing of certain tax payments.

               A significant GRF shortfall (approximately $520 million) was then projected for FY 1993. It was addressed by appropriate legislative and administrative actions, including the Governor's ordering $300 million in selected GRF spending reductions and subsequent executive and legislative action (a combination of tax revisions and additional spending reductions). The June 30, 1993 ending GRF fund balance was approximately $111 million, of which, as a first step to its replenishment, $21 million was deposited in the BSF.

               The 1994-95 biennium presented a more affirmative financial picture. The biennium ended June 30, 1995 with a GRF ending fund balance of $928 million, which, after leaving in the GRF an unreserved and undesignated balance of $70 million, was transferred to the BSF ($535.2 million) and other funds including school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund.

               From a higher than forecast 1996-97 mid-biennium GRF fund balance, $100 million was transferred for elementary and secondary school computer network purposes and $30 million to a new State transportation infrastructure fund. Approximately $400.8 million served as a basis for temporary 1996 personal income tax reductions aggregating that amount. Of the 1996-97 biennium-ending $834.9 million GRF fund balance, $250 million went to school buildings, $94 million to the school computer network, $44.2 million for school textbooks and instructional materials and a distance learning program, and $34 million to the BSF, and the $263 million balance to the State income tax reduction fund.

               The 1998-99 biennium ending GRF balances were $1.5 billion (cash) and $976 million (fund). Of that fund balance, $325.7 million was transferred to school building assistance, $46.3 million to the BSF, $90 million for classroom computers and interactive video distance learning, and the remaining amount to the State income tax reduction fund.

               The State's financial situation varied substantially in the recently ended 2000-01 biennium. The GRF appropriations acts for the then current 2000-01 biennium (one for all education purposes, and one for general GRF purposes) were passed in June 1999 and promptly signed (after selective vetoes) by the Governor. From the June 30, 2000 FY ending GRF fund balance of over $855 million transfers were made in amounts of $610 million to the income tax reduction fund and $49 million to the BSF (increasing its balance to over $1 billion).

               The Governor announced in late March 2001 new preliminary lowered revenue estimates for the then current FY (ending June 30, 2001) and for FYs 2002 and 2003 (for which appropriation bills were then pending). Based on indications that the Ohio economy continued to be affected by the economic downturn being experienced nationwide, and higher than previously projected Medicaid expenditures, significant steps were taken to ensure the positive GRF ending fund balance at June 30, 2001. Those steps included reductions in expenditures and appropriations spending, and OBM was authorized to transfer by June 30, 2001 from the BSF to the GRF amounts necessary to ensure a July 1, 2001 beginning GRF fund balance (and a June 30 ending balance) of at least $188,200,000 (representing historical 0.5% year end cash flow allowance). The State ended FY 2001 with a GRF cash balance of over $817 million and fund balance of over $219 million making that transfer unnecessary.

               None of the spending reductions over the years were applied to appropriations needed for debt service or lease rentals relating to any State obligations.

               Lengthy and rigorous consideration was given to revenues and expenditures for the new FYs 2002 and 2003. Included in that consideration were the OBM projections for the biennium of continuing lower than anticipated levels of revenues and higher than anticipated Medicaid expenses. Another key consideration was compliance with the then imminent school funding court order discussed below.

               The GRF appropriations act for the 2002-03 biennium, not providing for any increases in major State taxes, was passed in June 2001, and promptly signed (after selective vetoes) by the Governor. That act provided for total GRF biennial expenditures of approximately $45.1 billion. Necessary GRF debt service and lease-rental appropriations for the entire biennium were requested in the Governor's proposed budget, incorporated in the related appropriations bills as introduced and included in the versions as passed by the House and Senate, and in the act as passed and signed. The same is true for the separate appropriations acts for the Department of Transportation, Department of Public Safety and Bureau of Workers Compensation, which included lease-rental appropriations for certain OBA-financed ODOT, DPS and BWC projects.

               The appropriations act provides for the use of certain reserves, aimed at achieving FY and biennium ending positive fund balances based on estimates and projections at the time of passage. From the BSF balance OBM may if necessary transfer $150,000,000 from the BSF (current balance of over $1 billion) to the GRF for purposes of increasing moneys available to pay Medicaid expenses, with an additional $10,000,000 appropriated to an ongoing State emergency purposes fund. Assuming those transfers are made from the BSF, its balance would be reduced to approximately $855,000,000. As an additional reserve transfer, the entire balance of $100,000,000 may be transferred by OBM in FY 2002 from a Family Services Stabilization Fund to the GRF.

               An additional appropriations action, affecting most subdivisions and local libraries in the State, is capping the amount to be distributed from the various local government assistance funds in FYs 2002 and 2003 to the equivalent monthly payment amounts in FYs 2000 and 2001.

               The State's incurrence or assumption of debt without a vote of the people is, with exceptions noted below, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)

               By 17 constitutional amendments approved from 1921 to date (the latest in 2000) Ohio voters authorized the incurrence of State debt and the pledge of taxes or excises to its payment. At September 4, 2001, over $2.17 billion (excluding certain highway bonds payable primarily from highway user receipts) of this debt was outstanding. The only such State debt at that date authorized to be incurred were portions of the highway bonds, and the following:
(a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($38.6 million outstanding); (b) obligations for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year (over $1.04 billion outstanding); and (c) up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($145.8 million outstanding, with no more than $50 million to be issued in any one year).

               The electors in 1995 approved a constitutional amendment extending the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose), and authorizing additional highway bonds (expected to be payable primarily from highway user receipts). The latter authorizes not more than $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.

               A constitutional amendment approved by the voters in 1999 authorizes State general obligation debt to pay costs of facilities for a system of common schools throughout the State ($513.1 million outstanding as of September 4, 2001) and facilities for state supported and assisted institutions of higher education ($427.6 million outstanding).

               That 1999 amendment also provided that State general obligation debt and other debt represented by direct obligations of the State (including lease-rental obligations authorized by the Ohio Building Authority and by the Treasurer and previously by the Ohio Public Facilities Commission), may not be issued if future FY total debt service on those direct obligations to be paid from the GRF or net lottery proceeds exceeds 5% of total estimated revenues of the State for the GRF and from net State lottery proceeds during the FY of issuance.

               A constitutional amendment approved by Ohio electors in November 2000 authorizes the issuance of State bonds for land conservation and revitalization purposes (including statewide brownfields clean-up). For each of the two purposes, not more than

$50,000,000 in principal amount may be issued in any FY and not more than $200,000,000 in principal amount may be outstanding in accordance with their terms at any time. The bonds for conservation purposes will be State general obligations, and those for revitalization purposes will be special obligations of the State payable from particular revenues and receipts designated by the General Assembly.

               The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Building Authority and the State Treasurer, and previously by the Ohio Public Facilities Commission, over $4.9 billion of which were outstanding at September 4, 2001.

               In recent years, State agencies have participated in transportation and office building projects that may have some local as well as State use and benefit, in connection with which the State enters into lease purchase agreements with terms ranging from 7 to 20 years. Certificates of participation, or special obligation bonds of the State or a local agency, are issued that represent fractionalized interests in or are payable from the State's anticipated payments. The State estimates highest future FY payments under those agreements (as of September 4, 2001) to be approximately $28 million (of which $23.9 million is payable from sources other than the GRF, such as federal highway money distributions). State payments under all those agreements are subject to biennial appropriations, with the lease terms being two years subject to renewal if appropriations are made.

               A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing. The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).

               A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorized student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund" approach funded essentially from program revenues.)

               State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.

         Local school districts in Ohio receive a major portion (state-wide aggregate of less than 50% in FY 2001) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 122 districts (as of September 4, 2001) on voter-authorized income taxes, for significant portions of their budgets.

         In a September 6, 2001 opinion the Ohio Supreme Court resolved the litigation that had long been pending in Ohio courts questioning the constitutionality of the State's system of school funding and compliance with the constitutional requirement that the State provide a "thorough and efficient system of common schools." The majority of the Court concluded that the system of school funding, as it had been modified and developed since 1991 and assuming full implementation of two modifications newly ordered by the Court, will meet constitutional requirements. (Two dissenters would find the system not yet in compliance; a third continued to conclude that compliance was a matter for the legislative branch, not the judiciary.) The two modifications directed by the Court, one of which will have an impact in the current State fiscal biennium, are:

            - Revisions of the formula and factors involved in calculating the per student costs of providing an adequate education. The Court stated no deadline, but does require that the new calculations be applied retroactively to July 1, 2001 (the beginning of the current State biennium). OBM is developing estimates of the additional cost to the State of this change, particularly for the current and next FYs.

            - The effective date of full implementation of a parity aid program (already adopted and being phased in) moved up by two years -- full funding to be in FY 2004 rather than 2006. That program is aimed at providing poorer districts with resources similar to those available to wealthier districts.

         Both of these Court-ordered modifications require General Assembly action. It is not possible at this time to state what or when the General Assembly's responses will be, or what effect they or any related actions may have on the State's overall financial condition (particularly in the current fiscal biennium) or on specific State operations or functions. As stated in the conclusion to the majority opinion:

                  "The state is hereby ordered to implement the changes
         described.... Because we have no reason to doubt [State] defendants'
         good faith, we have concluded there is no reason to retain jurisdiction of the matter before us. If the order receives less than full compliance, interested parties have remedies available to them."

               The Court had previously set as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity.

               A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A now superseded program provided for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. The annual number of loans under this program ranged from 10 to 44, and the aggregate annual dollar amount of loans ranged from over $11 million to over $113 million (including $90 million to one for restructuring its prior loans). Under a restructured solvency assistance program, in FY 2001 four districts sought approximately $3.8 million.

               Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes to finance their operations. With other subdivisions, they also receive local government support and property tax relief moneys from State resources.

               For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) As of September 4, 2001, eight municipalities were in "fiscal emergency" status and four in preliminary "fiscal watch" status, and a school district "fiscal emergency" provision was applied to eight districts with three on preliminary "fiscal watch" status.

               At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

                  SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN PENNSYLVANIA MUNICIPAL SECURITIEs. The following information is a brief summary of factors affecting the economies and financial strengths of the Commonwealth of Pennsylvania, its municipalities and its political subdivisions and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of the Commonwealth of Pennsylvania that were available prior to the date of this SAI. The accuracy and completeness of the information contained in such offering statements have not been independently verified.

         The ability of the issuers of Pennsylvania Municipal Securities to pay the principal and interest on their obligations may be impacted by a variety of factors relating to the economy of Pennsylvania and to the fiscal stability of issuers of Pennsylvania Municipal Securities. The latter may include such matters as the ability of issuers to raise sufficient tax and other revenues to meet their needs, the availability of aid from other governmental bodies, and the burdens that may be imposed on issuers by law or necessity. To the extent that the Fund invests in obligations that are not general obligations of their issuers, payments of principal and interest will depend on all factors affecting the revenue sources from which payments thereon are to be derived. The value of the obligations held by the Fund would be adversely affected not only by any actual inability of their issuers to pay the principal and interest thereon, but also by a public perception that such ability is in doubt

         The Commonwealth of Pennsylvania is one of the most populous states, ranking sixth behind California, Texas, New York, Florida, and Illinois. Pennsylvania is an established yet growing state with a diversified economy, and had been historically identified as a heavy industry state. That reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth's business environment readjusted to reflect a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical and health services, education, and financial institutions. Pennsylvania's workforce is estimated at 5.5 million people, ranking as the sixth largest labor pool in the nation. The high level of education embodied in the Commonwealth's work force fosters a wide variety of employment capabilities with the Commonwealth's basic and higher education statistics comparing favorably with other states in the nation.

         The Commonwealth is highly urbanized. Of the Commonwealth's 1990 census population, 79 percent resided in the 15 Metropolitan Statistical Areas ("MSAs") of the Commonwealth. The largest MSAs in the Commonwealth are those that include the cities of Philadelphia and Pittsburgh, which together contain almost 44 percent of the Commonwealth's total population. The population of Pennsylvania, the highest ever, 12.28 million people in 2000, according to the U.S. Bureau of the Census, represents a population growing slower than the nation with a higher portion than the nation or the region comprised of persons between 45 years and 65 years.

         Non-agricultural employment in Pennsylvania over the ten years ending in 2000 increased at an annual rate of 0.2 percent, compared to a 0.2 percent rate for the Middle Atlantic region and 2.0 percent for the U.S. during the period 1990 through 2000. Non-manufacturing employment in Pennsylvania has increased in recent years and reached 83.7 percent of total employment in November 2000. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing
16.3 percent of November 2000 non-agricultural employment, has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth. In November 2000, the services sector accounted for 32.4 percent of all non-agricultural employment while the trade sector accounted for 22.6 percent.

         Pennsylvania's annual average unemployment rate was equivalent to the national average throughout the 1990s. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 7.0 percent in 1991 and 7.6 percent in 1992. The resumption of faster economic growth resulted in a decrease in the Commonwealth's annual unemployment rate to 4.4 percent in 1999. From 1994 through 1999, Pennsylvania's average annual unemployment rate was below the Middle Atlantic Region's average, but slightly higher than that of the United States. As of November 2000, the most recent month for which data is available, the seasonally adjusted unemployment rate for the Commonwealth was 4.2 percent.

         Personal income in the Commonwealth for 1999 is $343.9 billion, an increase of 4.3 percent over the previous year. During the same period, national personal income increased at a rate of 5.8 percent. Based on the 1999 personal income estimates, per capita income for 1999 is at $28,676 in the Commonwealth as compared to per capita income in the United States of $28,518.

         At the end of the 2000 fiscal year, the unappropriated surplus (prior to the transfer to the Tax Stabilization Reserve Fund) totaled $718.3 million, a $280.6 million increase from the fiscal 1999 year-end. The gain was due to higher than anticipated Commonwealth revenues and to appropriation lapses that were partially offset by additional supplemental appropriations and reserves for tax refunds. An amount of $107.7 million was transferred to the Tax Stabilization Reserve Fund, representing the required 15 percent annual transfer. The remaining $610.5 million fiscal year-end unappropriated surplus balance was carried over to the 2001 fiscal year for the General Fund. Commonwealth revenues for the 2000 fiscal year totaled $20,256.7 million, an increase of 5.4 percent over the prior fiscal year. Commonwealth tax revenues, net of an estimated $390.2 million of tax reductions, enacted with the fiscal 2000 budget, increased by 5.2 percent for the fiscal year. Including the supplemental appropriations and net of appropriation lapses, expenditures for fiscal 2000 total $19,171.0 million, a 5.7 percent increase over expenditures during fiscal 1999.

         By law, the Governor must submit a balanced operating budget and while the General Assembly may change items, the Governor retains a line-item veto power. Total appropriations cannot exceed estimated revenues, also taking into account any deficit or surplus remaining from the previous year. The General Fund budget for the 2001 fiscal year included appropriations from Commonwealth revenues of $19,910.8 million and estimated revenues (net of estimated tax refunds and enacted tax changes) of $19,314.8 million. A draw down of the fiscal 2000 year-end unappropriated balance is intended to fund the $596.0 million difference between estimated revenues and projected spending. The level of proposed spending in the budget as enacted represents an increase of 2.5 percent over the spending authorized for fiscal 2000 of $19,426.3 million. Enacted tax changes effective for fiscal 2001 total a net reduction of $444.6 million for the General Fund.

         Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations, including, as of January 5, 2001, suits relating to the following matters: (i) In February 1999, a taxpayer filed a petition for review in the Pennsylvania Commonwealth Court asking the court to declare that Chapter 5 (relating to Sports Facilities Financing) of the Capital Facilities Debt Enabling Act violates the Pennsylvania Constitution. The Commonwealth Court dismissed the action with prejudice, and the Supreme Court of Pennsylvania affirmed the Commonwealth Court's decision. The petitioner has filed a petition for a writ of certiorari with the United State Supreme Court. On October 10, 2000, the United State Supreme Court denied the petition. (ii) In 1987, the Pennsylvania Supreme Court held the statutory scheme for county funding of the judicial system to be in conflict with the Pennsylvania Constitution, but it stayed its judgment to permit enactment by the legislature of funding legislation consistent with the opinion. The Court appointed a special master to submit a plan for implementation, and the special master recommended a four-phase transition to state funding of a unified judicial system, during each of which specified court employees would transfer into the state payroll system. Phase 1, involving the transfer of approximately 165 county-level court administrators, was implemented in legislation enacted in 1999. The remainder of the recommendation for later phases remains pending before the Supreme Court of Pennsylvania. (iii) In March 1998, certain Philadelphia residents, the School District of Philadelphia and others brought suit in the United States District Court for the Eastern District of Pennsylvania against the Governor, the Secretary of Education and others alleging that the defendants were violating a regulation of the U.S. Department of Education promulgated under Title VI of the Civil Rights Act of 1964 and certain other provisions in that the Commonwealth's system for funding public schools has the effect of discriminating on the basis of race. The district court dismissed the complaint, but in August 1999 the Third Circuit Court of Appeals reversed and remanded for further proceedings. On June 23, 2000, by agreement of the parties, the district court stayed all proceedings and placed the case in civil suspense until approximately June 8, 2001. (iv) PPG Industries has challenged the constitutionality of the manufacturing exemption from the capital stock/franchise tax insofar as it limits the exemption for headquarters property and payroll only to headquarters property and payroll attributable to manufacturing in Pennsylvania. On appeal, the Pennsylvania Supreme Court held that this limitation discriminates against interstate commerce, and it remanded the case to Commonwealth Court for a determination whether the tax is a "compensatory tax" justifying the discrimination or, failing that, a recommendation for a remedy. In November 1999, the Commonwealth Court recommended that (1) for the duration of the contested period, the limitation be invalidated and (2) prospectively, the manufacturing exemption be invalidated in its entirety, leaving to the Pennsylvania legislature the task of amending the statute to restore any exemption it chooses to adopt in a constitutional manner. The legislature subsequently amended the state tax law to provide that for the years 1999 and 2000 the manufacturing exemption will apply to both in-state and out-of-state property and payroll. The Pennsylvania Supreme Court is considering the Commonwealth Court's recommendation and the position of the parties. (v) Unisys Corporation has challenged the three-factor apportionment formula used for the apportionment of capital stock value in the Pennsylvania franchise tax. In a decision issued in March 1999, the Commonwealth Court held for the taxpayer on statutory grounds, but denied its constitutional claims. Both the Commonwealth and the taxpayer appealed to the Pennsylvania Supreme Court. Briefs were filed during 1999. Recently, the Supreme Court ordered the filing of supplemental briefs and scheduled oral argument for the week of December 4, 2000.

         Although there can be no assurance that such conditions will continue, the Commonwealth's general obligation bonds are currently rated AA by S&P and Aa3 by Moody's and Philadelphia's and Pittsburgh's general obligation bonds are currently rated BBB and BBB, respectively, by S&P and Baa2 and Baa1, respectively, by Moody's.

         The City of Philadelphia (the "City") experienced a series of General Fund deficits for fiscal years 1988 through 1992 and, while its general financial situation has improved, the City is still seeking a long-term solution for its economic difficulties. The audited balance of the City's General Fund as of June 30, 1998 was a surplus of $169.2 million.

         In recent years an authority of the Commonwealth, the Pennsylvania Intergovernmental Cooperation Authority ("PICA"), has issued approximately $1.76 billion of special revenue bonds on behalf of the City to cover budget shortfalls, to eliminate projected deficits and to fund capital spending. As one of the conditions of issuing bonds on behalf of the City, PICA exercises oversight of the City's finances. The City is currently operating under a five year plan approved by PICA in 1996. PICA's power to issue further bonds to finance capital projects expired on December 31, 1994. PICA's authority to issue bonds to finance cash flow deficits expired on December 31, 1996, but its authority to refund existing debt will not expire. PICA had approximately $959 million in special revenue bonds outstanding as of June 30, 2000.

                  SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN MICHIGAN MUNICIPAL SECURITIES. The following information is drawn from various Michigan governmental publications, particularly the Governor's Executive Budget for fiscal year 2001-2002, and from other sources relating to securities offerings of the State and its political subdivisions. While the Trust has not independently verified such information, it has no reason to believe that it is not correct in all material respects.

                  The State of Michigan's economy is principally dependent on manufacturing (particularly automobiles, office equipment and other durable goods), tourism and agriculture, and historically has been highly cyclical.

                  Total State wage and salary employment is estimated to have grown by 0.9% in 2000. The rate of unemployment is estimated to have been 3.4% in 2000, below the national average for the seventh consecutive year. Personal income grew at an estimated 6.1% annual rate in 2000.

                  During the past six years, improvements in the Michigan economy have resulted in increased revenue collections which, together with restraints on the expenditure side of the budget, have resulted in State General Fund budget surpluses, most of which were transferred to the State's Counter-Cyclical Budget and Economic Stabilization Fund. The balance of that Fund as of September 30, 2000 is estimated to have been in excess of $1.2 billion.

                  These favorable trends did not continue in 2001, as the Michigan economy felt the effects of the downturn in the national economy. In mid 2001, the Michigan Legislature began making adjustments in State expenditures and projected revenues and those adjustments will almost certainly require withdrawals from the Budget and Economic Stabilization Fund in the ensuing two fiscal years.

                  The Michigan Constitution limits the amount of total State revenues that can be raised from taxes and certain other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of State personal income in the prior calendar year or the average of the prior three calendar years, whichever is greater, and this fixed percentage equals the percentage of the 1978-79 fiscal year state government revenues to total calendar year 1977 State personal income

(which was 9.49%). The State may raise taxes in excess of the limit for emergencies through action by the Governor and two-thirds of the members of each house of the Legislature.

                  The Michigan Constitution also provides that the proportion of State spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year. The State originally determined that portion to be 41.6%. If such spending does not meet the required level in a given year, an additional appropriation for local governmental units is required by the following fiscal year; which means the year following the determinations of the shortfall, according to an opinion issued by the State's Attorney General. Spending for local units met this requirement for fiscal years 1986-87 through 1991-92. As the result of litigation, the State agreed to reclassify certain expenditures, beginning with fiscal year 1992-93, and has recalculated the required percentage of spending paid to local government units to be 48.97%.

                  The State has issued and has outstanding general obligation full faith and credit bonds for Water Resources, Environmental Protection Program, Recreation Program and School Loan purposes. As of September 30, 2000, the State had approximately $900 million of general obligation bonds outstanding.

                  The State may issue notes or bonds without voter approval for the purposes of making loans to school districts. The proceeds of such notes or bonds are deposited in the School Bond Loan Fund maintained by the State Treasurer and used to make loans to school districts for payment of debt on qualified general obligation bonds issued by local school districts.

                  The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances. These lawsuits involved programs generally in the areas of corrections, tax collection, commerce, and proceedings involving budgetary reductions to school districts and governmental units, and court funding.

                  The State Constitution limits the extent to which municipalities or political subdivisions may levy taxes upon real and personal property through a process that regulates assessments.

                  On March 15, 1994, Michigan voters approved a property tax and school finance reform measure commonly known as Proposal A. Under Proposal A, as approved, effective May 1, 1994, the State sales and use tax increased from 4% to 6%, the State income tax decreased from 4.6% to 4.4% (since reduced to 4.3% in 2000 and 4.2% in 2001), the cigarette tax increased from $.25 to $.75 per pack and an additional tax of 16% of the wholesale price began to be imposed on certain other tobacco products. A .75% real estate transfer tax became effective January 1, 1995. Beginning in 1994, a state property tax of 6 mills began to be imposed on all real and personal property currently subject to the general property tax. All local school boards are authorized, with voter approval, to levy up to the lesser of 18 mills or the number of mills levied in 1993 for school operating purposes on nonhomestead property and nonqualified agricultural property. Proposal A contains additional provisions regarding the ability of local school districts to levy taxes, as well as a limit on assessment increases for each parcel of property, beginning in 1995. Such increases for each parcel of property are limited to the lesser of 5% or the rate of inflation. When property is subsequently sold, its assessed value will revert to the current assessment level of 50% of true cash value. Under Proposal A, much of the additional revenue generated by the new taxes will be dedicated to the State School Aid Fund.

                  Proposal A and its implementing legislation shifted significant portions of the cost of local school operations from local school districts to the State and raised additional State revenues to fund these additional State expenses. These additional revenues will be included within the State's constitutional revenue limitations and may impact the State's ability to increase revenues and continue expenditures for services at levels projected at the beginning of 2001.

                  A state economy during a recessionary cycle would also, as a separate matter, adversely affect the capacity of users of facilities constructed or acquired through the proceeds of private activity bonds or other "revenue" securities to make periodic payments for the use of those facilities.

OTHER TAX-EXEMPT INSTRUMENTS
----------------------------

                  Investments by the Tax-Free Bond Funds in tax-exempt commercial paper will be limited to investments in obligations which are rated at least A-2 or SP-2 by S&P, F2 by Fitch or Prime-2, MIG-2 or VMIG-2 by Moody's at the time of investment or which are of equivalent quality as determined by the Adviser. Investments in floating rate instruments will normally involve industrial development or revenue bonds which provide that the investing Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. A Fund must use the shorter of the period required before it is entitled to prepayment under such obligations or the period remaining until the next interest rate adjustment date for purposes of determining the maturity. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the opinion of the Adviser be equivalent to the commercial paper ratings stated above. The Adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. Other types of tax-exempt instruments may also be purchased as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.

PORTFOLIO TURNOVER
------------------

                  The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes U.S. Government securities and all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares and by requirements which enable the Trust to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making decisions.

                  The Micro Cap Value and Strategic Income Bond Funds had not commenced operations as of the date of this SAI and, consequently, have no portfolio turnover history. Under normal market conditions, the portfolio turnover rate for the Micro Cap Value Fund and Strategic Income Bond Fund are not expected to exceed 150% and 100%, respectively, although these rates could be higher. The Balanced Allocation, U.S. Government Income and Strategic Income Bond Funds may engage in short-term trading and may sell securities which have been held for periods ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income by making portfolio changes in anticipation of expected movements in interest rates or security prices or in order to take advantage of what the Funds' Adviser believes is a temporary disparity in the normal yield relationship between two securities. Any such trading would increase a Fund's turnover rate and its transaction costs. Higher portfolio turnover may result in increased taxable gains to shareholders (see "Additional Information Concerning Taxes" below) and increased expenses paid by a Fund due to transaction costs.


                             INVESTMENT LIMITATIONS
                             ----------------------

                  Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the holders of a majority of the Fund's outstanding shares.

                  No Fund may:

                  1. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that:

                          (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such instruments;

                          (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents;

                          (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry;

                          (d) personal credit and business credit businesses will be considered separate industries.

                  2. Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding one-third of its total assets.

                  3. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

                  4. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

                  5. Invest in commodities, except that as consistent with its investment objective and policies the Fund may: (a) purchase and sell options, forward contracts, futures contracts, including without limitation, those relating to indices; (b) purchase and sell options on futures contracts or indices; (c) purchase publicly traded securities of companies engaging in whole or in part in such activities. For purposes of this investment limitation, "Commodities" includes Commodity Contracts.

                  6. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as the Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.

                  Each Fund other than the Aggressive Allocation, Conservative Allocation, Michigan Municipal Bond, Ohio Tax Exempt Bond and Pennsylvania Municipal Bond Funds may not:

                  7. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities or, in the case of the International Equity Fund, securities issued or guaranteed by any foreign government, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

                  With respect to investment limitation No. 3 above, the 1940 Act prohibits a Fund from issuing senior securities, except that a Fund may borrow from banks, and may mortgage, pledge or hypothecate its assets in connection with such borrowings, provided that immediately after any such borrowing the Fund has 300% asset coverage for all borrowings.

                  For purposes of the above investment limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, a security is considered to be issued by such nongovernmental user.

                  Except for the Funds' policy on illiquid securities and borrowing, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.

                  Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal and state income taxes are rendered by qualified legal counsel to the respective issuers at the time of issuance. Neither the Funds nor their adviser will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.

                  In addition, the Funds are subject to the following non-fundamental limitations, which may be changed without the vote of shareholders:

                  No Fund may:

                  1. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted under the 1940 Act, including that each of the Aggressive Allocation and Conservative Allocation Funds, in operating as funds of funds, as permitted by the 1940 Act, may invest its total assets in securities of investment companies in the Armada group of investment companies.

                  2. Write or sell put options, call options, straddles, spreads, or any combination thereof, except as consistent with the Fund's investment objective and policies for transactions in options on securities or indices of securities, futures contracts and options on futures contracts and in similar investments.

                  3. Purchase securities on margin, make short sales of securities or maintain a short position, except that, as consistent with a Fund's investment objective and policies, (a) this investment limitation shall not apply to a Fund's transactions in futures contracts and related options, options on securities or indices of securities and similar instruments, (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (c) a Fund may make short sales against-the-box (defined as the extent to which a Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short).

                  4. Purchase securities of companies for the purpose of exercising control.

                  5. Invest more than 15% (10% in the case of the Money Market
Fund) of its net assets in illiquid securities.

                  6. Purchase securities while its outstanding borrowings (including reverse repurchase agreements) are in excess of 5% of its total assets. Securities held in escrow or in separate accounts in connection with a Fund's investment practices described in its Prospectus or Statement of Additional Information are not deemed to be pledged for purposes of this limitation.

                  With respect to investment limitation No. 1 above, see "Securities of Other Investment Companies" above for the 1940 Act's limitations applicable to each Fund's investments in other investment companies.

                  With respect to each of the Michigan Municipal Bond, Ohio Tax Exempt and Pennsylvania Municipal Bond Funds, at the end of each quarter of its taxable year, (i) at least 50% of the market value of its total assets will be invested in cash, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of its total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets will be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

                  The Funds do not intend to acquire securities issued by the Adviser, Distributor and their affiliates.


                                 NET ASSET VALUE
                                 ---------------

VALUATION OF THE MONEY MARKET FUND
----------------------------------

                  The Trust uses the amortized cost method to value shares in the Money Market Fund. Pursuant to this method, a security is valued at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. Where it is not appropriate to value a security by the amortized cost method, the security will be valued either by market quotations, or by fair value as determined by the Board of Trustees. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price which the Fund would receive if it sold the security. The value of the portfolio securities held by the Fund will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security is held to maturity, no gain or loss will be realized.

                  The Money Market Fund invests only in high-quality instruments and maintains a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that the Fund will neither purchase any security deemed to have a remaining maturity of more than 397 calendar days within the meaning of the 1940 Act nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Trust's Board of Trustees has established procedures pursuant to rules promulgated by the SEC, that are intended to help stabilize the net asset value per share of the Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share of the Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board of Trustees will promptly consider what action, if any, should be initiated. If the Board of Trustees believes that the extent of any deviation from the Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of the Fund's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

VALUATION OF DEBT SECURITIES
----------------------------

         Assets of the Funds invested in debt securities are valued for purposes of an independent pricing service ("Service") approved by the Board of Trustees. When, in the judgment of the Service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may also employ electronic data processing techniques and matrix systems to determine value. Short-term securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

VALUATION OF EQUITY SECURITIES
------------------------------

         In determining market value for equity securities, the assets of the Funds which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities quoted on the NASD National Market System are also valued at the last sale price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices.

VALUATION OF FOREIGN SECURITIES
-------------------------------

         A Fund's portfolio securities which are primarily traded on a domestic exchange are valued at the last sale price on that exchange or, if there is no recent sale, at the last current bid quotation. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities may be determined through consideration of other factors by or under the direction of the Board of Trustees. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents at the prevailing market rate on the day of valuation.

         Certain foreign securities may be traded on foreign exchanges or over-the-counter markets on days on which a Fund's net asset value is not calculated. In such cases, the net asset value of a Fund's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.

VALUATION OF THE AGGRESSIVE ALLOCATION AND CONSERVATIVE ALLOCATION FUNDS
------------------------------------------------------------------------

                  In determining the net asset value of each of the Aggressive Allocation and Conservative Allocation Funds, the net asset value of the Underlying Funds' shares held by a Fund will be their net asset value at the time of the computation.

OTHER
-----

         Securities for which market quotations are not readily available are valued at fair value using methods determined by or under the supervision of the Board of Trustees.

         An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
                 ----------------------------------------------

                  Shares in the Trust are sold on a continuous basis by SEI Investments Distribution Co. (the "Distributor"), which has agreed to use appropriate efforts to solicit all purchase orders. The issuance of shares is recorded on the books of the Trust. To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to an investor's financial institution at its principal office or directly to the Trust at P.O. Box 8421, Boston, MA 02266-8421. Such requests must be signed by each shareholder, with each signature guaranteed by a U.S. commercial bank or trust company or by a member firm of a national securities exchange. Guarantees must be signed by an authorized signatory and "Signature Guaranteed" must appear with the signature. An investor's financial institution may request further documentation from corporations, executors, administrators, trustees or guardians, and will accept other suitable verification arrangements from foreign investors, such as consular verification.

                  The Trust may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

                  The Trust normally pays redemption proceeds in cash but reserves the right to make redemptions in kind. A shareholder receiving an in-kind redemption would likely have to pay transaction costs to sell the distributed securities and may be subject to capital gains taxes as well.

                  As described in the applicable Prospectuses, Class H Shares of the Funds are sold to public investors at the public offering price based on a Fund's net asset value plus a front-end load or sales charge and are subject to a 1.00% contingent deferred sales charge which is payable upon redemption of such shares within the first eighteen months after purchase. Class H Shares of the Money Market Fund are available only to the holders of Class H Shares of another Fund who wish to exchange their Class H Shares of another Fund for Class H Shares of the Money Market Fund. There is no sales load or contingent deferred sales charge imposed for shares acquired through the reinvestment of dividends or distributions on such shares.

                  The Trust has authorized one or more brokers to receive purchase and redemption orders on behalf of the Funds. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or the broker's authorized designee receives the order. Orders will be priced at the net asset value next computed after they are received by an authorized broker or the broker's authorized designee and accepted by a Fund.

The Adviser pays commissions to dealers on new investments into the Equity, Fixed Income and Tax-Free Bond Funds as follows:

                  1.00% on the first $5 million; plus
                  0.50% on the next $5 million; plus
                  0.25% on amounts over $10 million

                  From time to time, shares may be offered as an award in promotions sponsored by the Distributor or other parties. The Distributor or a third party will purchase shares awarded in such promotions at NAV. The promotions may be limited to certain classes of shareholders such as the employees of the Adviser or its affiliates. As stated in the prospectus, the Distributor may institute certain promotional incentive programs for dealers. Such incentive programs may include cash incentive programs specific to NatCity Investments, Inc. under which NatCity Investments, Inc. or its associated persons may receive cash incentives in connection with the sale of the Funds.

         As of the date of this prospectus, Class H Shares had not yet commenced operations. Accordingly, the Distributor had not been paid any sales loads or contingent deferred sales charges with respect to Class H Shares.

                  Automatic investment programs such as the Planned Investment Program ("Program") described in the Prospectuses permit an investor to use "dollar cost averaging" in making investments. Under this Program, an agreed upon fixed dollar amount is invested in Fund shares at predetermined intervals. This may help investors to reduce their average cost per share because the Program results in more shares being purchased during periods of lower share prices and fewer shares during periods of higher share prices. In order to be effective, dollar cost averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that dollar cost averaging results in purchases of shares regardless of their price on the day of investment or market trends and does not ensure a profit, protect against losses in a declining market, or prevent a loss if an investor ultimately redeems his or her shares at a price which is lower than their purchase price. An investor may want to consider his or her financial ability to continue purchases through periods of low price levels. From time to time, in advertisements, sales literature, communications to shareholders and other materials ("Materials"), the Trust may illustrate the effects of dollar cost averaging through use of or comparison to an index such as the S&P 500 or Lehman Intermediate Government Index.



OFFERING PRICE PER CLASS H SHARE OF THE FUND
--------------------------------------------

                  An illustration of the computation of the offering price per Class H Share of the Funds is set forth below. Class H Shares were not offered during the period ended November 30, 2001 and the information presented below is based on the projected value of each fund's net assets and the projected number of Class H Shares of each Fund on the date such shares are first offered for sale to public investors.

                                                                 CORE EQUITY FUND             EQUITY GROWTH FUND
                                                                 ----------------             ------------------
Net Assets of H Shares                                                  $108.30                      $216.00
Outstanding H Shares                                                         10                           10
Net Asset Value Per Share                                                $10.83                       $21.60
Sales Charge, 1.00% of offering price                                     $0.11                        $0.22
Offering to Public                                                       $10.94                       $21.82

                                                                  INTERNATIONAL                   LARGE CAP
                                                                   EQUITY FUND                    ULTRA FUND
                                                                   -----------                    ----------
Net Assets of H Shares                                                   $91.00                       $104.60
Outstanding H Shares                                                         10                            10
Net Asset Value Per Share                                                 $9.10                        $10.46
Sales Charge, 1.00% of offering price                                     $0.09                         $0.11
Offering to Public                                                        $9.19                        $10.57


                                                                    LARGE CAP
                                                                    VALUE FUND                EQUITY INDEX FUND
                                                                    ----------                -----------------
Net Assets of H Shares                                                  $160.50                       $97.80
Outstanding H Shares                                                         10                           10
Net Asset Value Per Share                                                $16.05                        $9.78
Sales Charge, 1.00% of offering price                                     $0.16                        $0.10
Offering to Public                                                       $16.21                        $9.88

                                                                     MID CAP                      SMALL CAP
                                                                   GROWTH FUND                   GROWTH FUND
                                                                   -----------                   -----------
Net Assets of H Shares                                                   $57.50                       $100.70
Outstanding H Shares                                                         10                            10
Net Asset Value Per Share                                                 $5.75                        $10.07
Sales Charge, 1.00% of offering price                                     $0.06                         $0.10
Offering to Public                                                        $5.81                        $10.17

                                                                     SMALL CAP                   TAX MANAGED
                                                                    VALUE FUND                   EQUITY FUND
                                                                    ----------                   -----------
Net Assets of H Shares                                                   $186.20                      $117.50
Outstanding H Shares                                                          10                           10
Net Asset Value Per Share                                                 $18.62                       $11.75
Sales Charge, 1.00% of offering price                                      $0.19                        $0.12
Offering to Public                                                        $18.81                       $11.87

                                                                    AGGRESSIVE                      CONSERVATIVE
                                                                  ALLOCATION FUND                 ALLOCATION FUND
                                                                  ---------------                 ---------------
Net Assets of H Shares                                                   $93.10                        $98.10
Outstanding H Shares                                                         10                            10
Net Asset Value Per Share                                                 $9.31                         $9.81
Sales Charge, 1.00% of offering price                                     $0.09                         $0.10
Offering to Public                                                        $9.40                         $9.91

                                                                     BALANCED
                                                                  ALLOCATION FUND                 BOND FUND
                                                                  ---------------                 ---------
Net Assets of H Shares                                                    $91.70                      $98.90
Outstanding H Shares                                                          10                          10
Net Asset Value Per Share                                                  $9.17                       $9.89
Sales Charge, 1.00% of offering price                                      $0.09                       $0.10
Offering to Public                                                         $9.26                       $9.99


                                                                                                INTERMEDIATE
                                                                    GNMA FUND                     BOND FUND
                                                                    ---------                     ---------
Net Assets of H Shares                                                  $103.70                      $104.70
Outstanding H Shares                                                         10                           10
Net Asset Value Per Share                                                $10.37                       $10.47
Sales Charge, 1.00% of offering price                                     $0.10                        $0.11
Offering to Public                                                       $10.47                       $10.58


                                                                  LIMITED MATURITY                  TOTAL RETURN
                                                                     BOND FUND                    ADVANTAGE FUND
                                                                     ---------                    --------------
Net Assets of H Shares                                                  $100.50                      $103.50
Outstanding H Shares                                                         10                           10
Net Asset Value Per Share                                                $10.05                       $10.35
Sales Charge, 1.00% of offering price                                     $0.10                        $0.10
Offering to Public                                                       $10.15                       $10.45

                                                                                                  MICHIGAN
                                                                 U.S. GOVERNMENT                  MUNICIPAL
                                                                   INCOME FUND                    BOND FUND
                                                                   -----------                    ---------
Net Assets of H Shares                                                   $94.00                      $110.30
Outstanding H Shares                                                         10                           10
Net Asset Value Per Share                                                 $9.40                       $11.03
Sales Charge, 1.00% of offering price                                     $0.09                        $0.11
Offering to Public                                                        $9.49                       $11.14

                                                                   NATIONAL TAX                  OHIO TAX EXEMPT
                                                                 EXEMPT BOND FUND                  BOND FUND
                                                                 ----------------                --------------
Net Assets of H Shares                                                  $101.20                       $110.90
Outstanding H Shares                                                         10                            10
Net Asset Value Per Share                                                $10.12                        $11.09
Sales Charge, 1.00% of offering price                                     $0.10                         $0.11
Offering to Public                                                       $10.22                        $11.20


                                                                   PENNSYLVANIA
                                                               MUNICIPAL BOND FUND
                                                               -------------------
Net Assets of H Shares                                                  $104.70
Outstanding H Shares                                                         10
Net Asset Value Per Share                                                $10.47
Sales Charge, 1.00% of offering price                                     $0.11
Offering to Public                                                       $10.58


                  An illustration of the computation of the offering price per Class H share of the Micro Cap Value Fund and Strategic Income Bond Fund, based on the estimated value of the net assets and number of outstanding shares on the commencement dates, are as follows:

                                                                     MICRO CAP                    STRATEGIC
                                                                    VALUE FUND                 INCOME BOND FUND
                                                                    ----------                 ----------------
Net Assets of H Shares                                                     $100                          $100
Outstanding H Shares                                                         10                            10
Net Asset Value Per Share                                                $10.00                        $10.00
Sales Charge, 1.00% of offering price                                     $0.10                         $0.10
Offering to Public                                                       $10.10                        $10.10



EXCHANGE PRIVILEGE
------------------

                  Investors may exchange all or part of their Class H Shares as described in the applicable Prospectus. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.

                  By use of the exchange privilege, the investor authorizes the Transfer Agent's financial institution or his or her financial institution to act on telephonic, website or written instructions from any person representing himself or herself to be the shareholder and believed by the Transfer Agent or the financial institution to be genuine. The investor or his or her financial institution must notify the Transfer Agent of his or her prior ownership of Class H Shares and the account number. The Transfer Agent's records of such instructions are binding.

                              DESCRIPTION OF SHARES

                  The Trust is a Massachusetts business trust. The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of the classes or series of shares set forth in the Prospectuses, including classes or series, which represent interests in the Funds as follows, and as further described in this SAI and the related Prospectuses:

Core Equity Fund
         Class W                                              Class I Shares
         Class W - Special Series 1                           Class A Shares
         Class W - Special Series 2                           Class B Shares
         Class W - Special Series 3                           Class C Shares
         Class W - Special Series 4                           Class H Shares
Equity Growth Fund
         Class H                                              Class I Shares
         Class H - Special Series 1                           Class A Shares
         Class H - Special Series 2                           Class B Shares
         Class H - Special Series 3                           Class C Shares
         Class H - Special Series 4                           Class H Shares
Equity Index Fund
         Class V                                              Class I Shares
         Class V - Special Series 1                           Class A Shares
         Class V - Special Series 2                           Class B Shares
         Class V - Special Series 3                           Class C Shares
         Class V - Special Series 4                           Class H Shares
International Equity Fund
         Class U                                              Class I Shares
         Class U - Special Series 1                           Class A Shares
         Class U - Special Series 2                           Class B Shares
         Class U - Special Series 3                           Class C Shares
         Class U - Special Series 4                           Class H Shares
Large Cap Ultra Fund
         Class II                                             Class I Shares
         Class II - Special Series 1                          Class A Shares
         Class II - Special Series 2                          Class B Shares
         Class II - Special Series 3                          Class C Shares
         Class II - Special Series 4                          Class H Shares
Large Cap Value Fund
         Class M                                              Class I Shares

         Class M - Special Series 1                           Class A Shares
         Class M - Special Series 2                           Class B Shares
         Class M - Special Series 3                           Class C Shares
         Class M - Special Series 4                           Class H Shares
Micro Cap Value fund
         Class PP                                             Class I Shares
         Class PP - Special Series 1                          Class A Shares
         Class PP - Special Series 2                          Class B Shares
         Class PP - Special Series 3                          Class C Shares
         Class PP - Special Series 4                          Class H Shares
Mid Cap Growth Fund
         Class GG                                             Class I Shares
         Class GG - Special Series 1                          Class A Shares
         Class GG - Special Series 2                          Class B Shares
         Class GG - Special Series 3                          Class C Shares
         Class GG - Special Series 4                          Class H Shares
Small Cap Growth Fund
         Class X                                              Class I Shares
         Class X - Special Series 1                           Class A Shares
         Class X - Special Series 2                           Class B Shares
         Class X - Special Series 3                           Class C Shares
         Class X - Special Series 4                           Class H Shares
Small Cap Value Fund
         Class N                                              Class I Shares
         Class N - Special Series 1                           Class A Shares
         Class N - Special Series 2                           Class B Shares
         Class N - Special Series 3                           Class C Shares
         Class N - Special Series 4                           Class H Shares
Tax Managed Equity Fund
         Class Z                                              Class I Shares
         Class Z - Special Series 1                           Class A Shares
         Class Z - Special Series 2                           Class B Shares
         Class Z - Special Series 3                           Class C Shares
         Class Z - Special Series 4                           Class H Shares
Aggressive Allocation Fund
         Class NN                                             Class I Shares
         Class NN - Special Series 1                          Class A Shares
         Class NN - Special Series 2                          Class B Shares
         Class NN - Special Series 3                          Class C Shares
         Class NN - Special Series 4                          Class H Shares

Balanced Allocation Fund
         Class AA                                             Class I Shares
         Class AA - Special Series 1                          Class A Shares
         Class AA - Special Series 2                          Class B Shares
         Class AA - Special Series 3                          Class C Shares
         Class AA - Special Series 4                          Class H Shares
Conservative Allocation Fund
         Class OO                                             Class I Shares
         Class OO - Special Series 1                          Class A Shares
         Class OO - Special Series 2                          Class B Shares
         Class OO - Special Series 3                          Class C Shares
         Class OO - Special Series 4                          Class H Shares
Bond Fund
         Class R                                              Class I Shares
         Class R - Special Series 1                           Class A Shares
         Class R - Special Series 2                           Class B Shares
         Class R - Special Series 3                           Class C Shares
         Class R - Special Series 4                           Class H Shares
GNMA Fund
         Class S                                              Class I Shares
         Class S - Special Series 1                           Class A Shares
         Class S - Special Series 2                           Class B Shares
         Class S - Special Series 3                           Class C Shares
         Class S - Special Series 4                           Class H Shares



Intermediate Bond Fund
         Class I                                              Class I Shares
         Class I - Special Series 1                           Class A Shares
         Class I - Special Series 2                           Class B Shares
         Class I - Special Series 3                           Class C Shares
         Class I - Special Series 4                           Class H Shares
Limited Maturity Bond Fund
         Class O                                              Class I Shares
         Class O - Special Series 1                           Class A Shares
         Class O - Special Series 2                           Class B Shares
         Class O - Special Series 3                           Class C Shares
         Class O - Special Series 4                           Class H Shares
Strategic Income Bond Fund
         Class MM                                             Class I Shares
         Class MM - Special Series 1                          Class A Shares
         Class MM - Special Series 2                          Class B Shares
         Class MM - Special Series 3                          Class C Shares
         Class MM - Special Series 4                          Class H Shares

Total Return Advantage Fund
         Class P                                              Class I Shares
         Class P - Special Series 1                           Class A Shares
         Class P - Special Series 2                           Class B Shares
         Class P - Special Series 3                           Class C Shares
         Class P - Special Series 4                           Class H Shares
U.S. Government Income Fund
         Class DD                                             Class I Shares
         Class DD - Special Series 1                          Class A Shares
         Class DD - Special Series 2                          Class B Shares
         Class DD - Special Series 3                          Class C Shares
         Class DD - Special Series 4                          Class H Shares
Michigan Municipal Bond Fund
         Class HH                                             Class I Shares
         Class HH - Special Series 1                          Class A Shares
         Class HH - Special Series 2                          Class B Shares
         Class HH - Special Series 3                          Class C Shares
         Class HH - Special Series 4                          Class H Shares
National Tax Exempt Bond Fund
         Class L                                              Class I Shares
         Class L - Special Series 1                           Class A Shares
         Class L - Special Series 2                           Class B Shares
         Class L - Special Series 3                           Class C Shares
         Class L - Special Series 4                           Class H Shares



Ohio Tax Exempt Bond Fund
         Class K                                              Class I Shares
         Class K - Special Series 1                           Class A Shares
         Class K - Special Series 2                           Class B Shares
         Class K - Special Series 3                           Class C Shares
         Class K - Special Series 4                           Class H Shares
Pennsylvania Municipal Bond Fund
         Class T                                              Class I Shares
         Class T - Special Series 1                           Class A Shares
         Class T - Special Series 2                           Class B Shares
         Class T - Special Series 3                           Class C Shares
         Class T - Special Series 4                           Class H Shares
Money Market Fund
         Class A                                              Class I Shares
         Class A - Special Series 1                           Class A Shares
         Class A - Special Series 2                           Class B Shares
         Class A - Special Series 3                           Class C Shares
         Class A - Special Series 4                           Class H Shares

                  Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, the Trust's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a Fund are entitled to receive the assets available for distribution belonging to the particular Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets of the Trust not belonging to any particular Fund which are available for distribution.

                  Rule 18f-2 under the 1940 Act provides that any matter required by the 1940 Act, applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment fund affected by such matter. Rule 18f-2 further provides that an investment fund is affected by a matter unless the interests of each fund in the matter are substantially identical or the matter does not affect any interest of the fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to a particular fund. In addition, shareholders of each class in a particular investment fund have equal voting rights except that only Class H Shares will be entitled to vote on matters relating to a distribution plan with respect to Class H Shares.

                  Although the following types of transactions are normally subject to shareholder approval, the Board of Trustees may, under certain limited circumstances, (a) sell and convey the assets of an investment fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance;
(b) sell and convert an investment fund's assets into money and, in connection therewith, to cause all outstanding shares of such fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to an investment fund with the assets belonging to another investment fund of the Trust, if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on shareholders of any fund participating in such combination, and, in connection therewith, to cause all outstanding shares of any fund to be redeemed at their net asset value or converted into shares of another class of the Trust at net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares an amount that is more or less than his or her original investment due to changes in the market prices of the fund's securities. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the fund's shareholders at least 30 days prior thereto.

                     ADDITIONAL INFORMATION CONCERNING TAXES
                     ---------------------------------------

                  The following summarizes certain additional tax considerations generally affecting the Trust and its shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Trust or its shareholders or possible legislative changes, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.

                  Each Fund of the Trust will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify and continue to qualify as a regulated investment company. In order to qualify and continue to qualify for tax treatment as a regulated investment company under the Code, the Fund must satisfy, in addition to the distribution requirement described in the Prospectuses, certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to the Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by the Fund from a partnership or trust is treated as derived with respect to the Fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

                  A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

                  If for any taxable year the Fund does not qualify for federal tax treatment as a regulated investment company, all of the Fund's taxable income will be subject to federal and, potentially, state income tax at regular corporate rates without any deduction for distributions to its shareholders. In such event, dividend distributions (including amounts derived from interest on Municipal Securities) would be taxable as ordinary income to the Fund's shareholders to the extent of the Fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

                  A Fund may be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

                  The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

                  In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

                  Although each Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.

ADDITIONAL TAX INFORMATION CONCERNING THE TAX-FREE BOND FUNDS.
--------------------------------------------------------------

                  As described above and in the Prospectuses, the Tax-Free Bond Funds are designed to provide investors with tax-exempt interest income. The Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs since such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Funds' dividends being tax-exempt.

                  The policy of the Funds is to pay each year as federal exempt-interest dividends substantially all the Funds' Municipal Securities interest income net of certain deductions. In order for the Funds to pay federal exempt-interest dividends with respect to any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of their respective portfolios must consist of tax-exempt obligations. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by a Fund and designated as an exempt-interest dividend in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year. However, the aggregate amount of dividends so designated by the Funds cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Funds during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by the Funds with respect to any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Funds with respect to such year.

                  Shareholders are advised to consult their tax advisers with respect to whether exempt-interest dividends would retain the exclusion under
Section 103(a) if the shareholder would be treated as a "substantial user" or a "related person" to such user with respect to facilities financed through any of the tax-exempt obligations held by the Funds. A "substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. A "related person" includes certain related natural persons, affiliated corporations, partners and partnerships, and S corporations and their shareholders.

ADDITIONAL TAX INFORMATION CONCERNING THE OHIO TAX EXEMPT BOND FUND
-------------------------------------------------------------------

                  The Ohio Tax Exempt Bond Fund is not subject to the Ohio personal income or school district or municipal income taxes in Ohio. The Fund is not subject to the Ohio corporation franchise tax or the Ohio dealers in intangibles tax, provided that, if there is a sufficient nexus between the State of Ohio and such entity that would enable the State to tax such entity, the Fund timely file the annual report required by Section 5733.09 of the Ohio Revised Code. The Ohio Tax Commissioner has waived the annual filing requirement for every tax year since 1990, the first year to which such requirement applied.

                  Shareholders of the Fund otherwise subject to Ohio personal income tax or municipal or school district income taxes in Ohio imposed on individuals and estates will not be subject to such taxes on distributions with respect to shares of the Fund ("Distributions") to the extent that such Distributions are properly attributable to interest on or gain from the sale of Ohio Municipal Securities.

                  Shareholders otherwise subject to the Ohio corporation franchise tax will not be required to include Distributions in their tax base for purposes of calculating the Ohio corporation franchise tax on the net income basis to the extent that such Distributions either (a) are properly attributable to interest on or gain from the sale of Ohio Municipal Securities, (b) represent "exempt-interest dividends" for federal income tax purposes, or (c) are described in both (a) and (b). Shares of the Fund will be included in a shareholder's tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis.

                  Distributions that consist of interest on obligations of the United States or its territories or possessions or of any authority, commission, or instrumentality of the United States that is exempt from state income taxes under the laws of the United States (including obligations issued by the governments of Puerto Rico, the Virgin Islands or Guam and their authorities or municipalities) ("Territorial Obligations") are exempt from the Ohio personal income tax, and municipal and school district income taxes in Ohio, and, provided, in the case of Territorial

Obligations, such interest is excluded from gross income for federal income tax purposes, are excluded from the net income base of the Ohio corporation franchise tax.

                  It is assumed for purposes of this discussion of Ohio taxes that the Fund will continue to qualify as a regulated investment company under the Code, and that at all times at least 50% of the value of the total assets of the Fund consists of Ohio Municipal Securities or similar obligations of other states or their subdivisions.

ADDITIONAL TAX INFORMATION CONCERNING THE PENNSYLVANIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------

         Shareholders of the Pennsylvania Municipal Bond Fund will not be subject to Pennsylvania Personal Income Tax on distributions from the Fund attributable to interest income from Pennsylvania Municipal Securities held by the Fund. The exemption from Pennsylvania Personal Income Tax also will extend to interest on obligations of the United States, its territories and certain of its agencies and instrumentalities (collectively, "Federal Securities"). In addition, shareholders of the Fund who are Philadelphia residents will not be subject to the Philadelphia School District Net Income Tax on distributions from the Fund attributable to interest income from Pennsylvania.

         Distributions derived from investments other than Pennsylvania Municipal Securities and Federal Securities and distributions from net realized capital gains will be subject to the Pennsylvania Personal Income Tax and the Philadelphia School District Tax, except that distributions attributable to capital gains on investments held by the Fund for more than six months are not subject to the Philadelphia School District Tax. Gain on the disposition of a share of the Pennsylvania Municipal Bond Fund will be subject to Pennsylvania Personal Income Tax and the School District Tax, except that gain realized with respect to a share held for more than six months is not subject to the School District Tax.

                                    * * * * *

                  The foregoing is only a summary of some of the important tax considerations generally affecting purchasers of shares of the Funds. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Funds or their shareholders or of state tax treatment of the Funds or their shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly potential purchasers of shares of the Funds are urged to consult their own tax advisers with specific reference to their own tax situation. In addition, the foregoing discussion is based on tax laws and regulations which are in effect on the date of this SAI. Such laws and regulations may be changed by legislative or administrative action.

                              TRUSTEES AND OFFICERS
                              ---------------------

                  The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust's Declaration of Trust. The trustees and executive officers of the Trust, their ages, addresses, principal occupations during the past five years, and other affiliations are as follows:

                                                                                      PRINCIPAL OCCUPATION
                                                   POSITION WITH                      DURING PAST 5 YEARS
NAME AND ADDRESS                                   THE TRUST                          AND OTHER AFFILIATIONS
----------------                                   ---------                          ----------------------
Robert D. Neary                                    Chairman of the Board and Trustee  Retired Co-Chairman of Ernst & Young,
32980 Creekside Drive                                                                 April 1984 to September 1993; Director,
Pepper Pike, OH  44124                                                                Cold Metal Products, Inc., since March
Date of Birth: 9/30/33                                                                1994; Director, Strategic Distribution,
                                                                                      Inc., since January 1999; Director,
                                                                                      Commercial Metals Company since March
                                                                                      2001.  Chairman of the Board and
                                                                                      Trustee, The Armada Advantage Fund,
                                                                                      since 1998.

Herbert R. Martens, Jr.*                           President and Trustee              Executive Vice President, National City
c/o NatCity Investments, Inc.                                                         Corporation (bank holding company),
1965 East Sixth Street, Suite 800                                                     since July 1997; Chairman, President and
Cleveland, OH  44114                                                                  Chief Executive Officer, NatCity
Date of Birth: 8/6/52                                                                 Investments, Inc. (investment banking),
                                                                                      since July 1995; President and Chief
                                                                                      Executive Officer, Raffensberger, Hughes
                                                                                      & Co. (broker-dealer) from 1993 until
                                                                                      1995; President, Reserve Capital Group,
                                                                                      from 1990 until 1993.  President and
                                                                                      Trustee, The Armada Advantage Fund,
                                                                                      since 1998

John F. Durkott                                    Trustee                            President and Chief Operating Officer,
c/o Kittle's Home Furnishing Center, Inc.                                             Kittle's Home Furnishings Center, Inc.,
8600 Allisonville Road                                                                since January 1982; partner, Kittle's
Indianapolis, IN  46250                                                               Bloomington Properties LLC, since
Date of Birth: 7/11/44                                                                January 1981; partner, KK&D LLC, since
                                                                                      January 1989; partner, KK&D II LLC
                                                                                      (affiliated real estate companies of
                                                                                      Kittle's Home Furnishings Center, Inc.),
                                                                                      since February 1998.  Trustee, The
                                                                                      Armada Advantage Fund, since 1998

                                                                                      PRINCIPAL OCCUPATION
                                                   POSITION WITH                      DURING PAST 5 YEARS
NAME AND ADDRESS                                   THE TRUST                          AND OTHER AFFILIATIONS
----------------                                   ---------                          ----------------------

Robert J. Farling                                  Trustee                            Retired Chairman, President and Chief
1608 Balmoral Way                                                                     Executive Officer, Centerior Energy
Westlake, OH  44145                                                                   (electric utility), March 1992 to
Date of Birth: 12/4/36                                                                October 1997; Director, National City
                                                                                      Bank until October 1997; Director,
                                                                                      Republic Engineered Steels, October 1997
                                                                                      to September 1998.  Trustee, The Armada
                                                                                      Advantage Fund, since 1998

Richard W. Furst                                   Trustee                            Garvice D. Kincaid Professor of Finance
2133 Rothbury Road                                                                    and Dean, Gatton College of Business and
Lexington, KY  40515                                                                  Economics, University of Kentucky, since
Date of Birth: 9/13/38                                                                1981; Director, The Seed Corporation
                                                                                      (restaurant group), since 1990;
                                                                                      Director; Foam Design, Inc.,
                                                                                      (manufacturer of industrial and
                                                                                      commercial foam products), since 1993;
                                                                                      Director, Office Suites Plus, Inc.
                                                                                      (office buildings), since 1998;
                                                                                      Director, ihigh, Inc., (high school
                                                                                      marketing network) since 1999; Trustee,
                                                                                      The Armada Advantage Fund, since 1998

Gerald L. Gherlein                                 Trustee                            Retired; formerly, the Executive
3679 Greenwood Drive                                                                  Vice-President and General Counsel,
Pepper Pike, OH  44124                                                                Eaton Corporation (global
Date of Birth: 2/16/38                                                                manufacturing), from 1991 to March,
                                                                                      2000; Trustee, The Armada Advantage
                                                                                      Fund, since 1998

J. William Pullen                                  Trustee                            President and Chief Executive Officer,
Whayne Supply Company                                                                 Whayne Supply Co. (engine and heavy
1400 Cecil Avenue                                                                     equipment distribution), since 1986;
P.O. Box 35900                                                                        Trustee, The Armada Advantage Fund,
Louisville, KY 40232-5900                                                             since 1998
Date of Birth: 4/24/39

W. Bruce McConnel, III                             Secretary                          Partner, Drinker Biddle & Reath LLP,
One Logan Square                                                                      Philadelphia, Pennsylvania (law firm).
18th and Cherry Streets
Philadelphia, PA  19103-6996
Date of Birth: 2/7/43

                                                                                      PRINCIPAL OCCUPATION
                                                   POSITION WITH                      DURING PAST 5 YEARS
NAME AND ADDRESS                                   THE TRUST                          AND OTHER AFFILIATIONS
----------------                                   ---------                          ----------------------

Christopher F. Salfi                               Treasurer                          Director of Funds Accounting, SEI
530 E. Swedesford Road                                                                Investments since January 1998; Fund
Wayne, PA  19087                                                                      Accounting Manager, SEI Investments,
Date of Birth: 11/28/63                                                               1994 to 1997.

Timothy D. Barto                                   Assistant Treasurer                Vice President and Assistant Secretary,
One Freedom Valley Drive                                                              SEI Investments Mutual Funds Services
Oaks, PA  19456                                                                       and SEI Investments Distribution Co.,
Date of Birth: 3/28/68                                                                since 1999; Associate, Dechert Price &
                                                                                      Rhoads (law firm), 1997 to 1999; Associate,
                                                                                      Richter, Miller & Finn, 1994 to 1997.

--------------------

*Mr. Martens is considered by the Trust to be an "interested person" of the Trust as defined in the 1940 Act.

                  The trustees of the Trust as a group own beneficially less than 1% of the outstanding shares of each of the Funds of the Trust, and less than 1% of the outstanding shares of all of the Funds of the Trust in the aggregate.

                  Mr. Martens is an "interested person" because (1) he is an Executive Vice President of National City Corporation, the indirect parent corporation to IMC, which receives fees as investment adviser to the Trust, (2) he owns shares of common stock and options to purchase common stock of National City Corporation, and (3) he is the Chief Executive Officer of NatCity Investments, Inc., a broker-dealer affiliated with the Adviser.

                  Mr. Salfi and Mr. Barto are employed by SEI Investments Mutual Funds Services, which receives fees as Administrator to the Trust. Mr. Barto is also employed by SEI Investments Distribution Co., which receives fees as Distributor to the Trust. Mr. McConnel is a partner of the law firm, Drinker Biddle & Reath LLP, which receives fees as counsel to the Trust.

                  With respect to the Trust and The Armada Advantage Fund ("Armada Advantage"), each trustee receives an annual fee of $15,000 plus $3,000 for each Board meeting attended and reimbursement of expenses incurred in attending meetings. The two fund companies generally hold concurrent Board meetings. The Chairman of the Board is entitled to receive an additional $5,000 per annum for services in such capacity.

                  The following table summarizes the compensation for each of the Trustees of the Trust for the fiscal year ended May 31, 2001:





                                                      Pension or             Estimated
                                   Aggregate          Retirement Benefits    Approval           Total Compensation
Name of                            Compensation       Accrued as Part of     Benefits Upon      from the Trust and
Person, Position                   From the Trust     the Trust's Expense    Retirement         Fund Complex*
----------------                   --------------     --------------------   ----------         -------------
Robert D. Neary,                        $34,910.63             $0                  $0                   $35,000
Chairman and Trustee

John F. Durkott, Trustee                $29,910.63             $0                  $0                   $30,000

Robert J. Farling, Trustee              $29,910.63             $0                  $0                   $30,000

Richard W. Furst, Trustee               $29,910.63             $0                  $0                   $30,000

Gerald L. Gherlein, Trustee             $29,910.63             $0                  $0                   $30,000

Herbert R. Martens, Jr.,                     $0                $0                  $0                     $0
President and Trustee

J. William Pullen, Trustee              $29,910.63             $0                  $0                   $30,000

---------------------

* The "Fund Complex" consists of the Trust and Armada Advantage. Each of the Trustees serves as Trustee to both investment companies. As of May 31, 2001, the Fund Complex offered for sale shares of 30 investment portfolios.

                  The Trustees may elect to defer payment of 25% to 100% of the fees they receive in accordance with a Trustee Deferred Compensation Plan (the "Plan"). Under the Plan, a Trustee may elect to have his or her deferred fees treated as if they had been invested by the Trust in the shares of one or more portfolios of the Trust and the amount paid to the Trustee under the Plan will be determined based on the performance of such investments. Distributions are generally of equal installments over a period of 2 to 15 years. The Plan will remain unfunded for federal income tax purposes under the Code. Deferral of Trustee fees in accordance with the Plan will have a negligible impact on portfolio assets and liabilities and will not obligate the Trust to retain any trustee or pay any particular level of compensation.

CODE OF ETHICS
--------------

                  The Trust, IMC and the Distributor have each adopted codes of ethics under Rule 17j-1 of the 1940 Act that (i) establish procedures for personnel with respect to personal investing, (ii) prohibit or restrict certain transactions that may be deemed to create a conflict of interest between personnel and the Funds, and (iii) permit personnel to invest in securities, including securities that may be purchased or held by the Funds. The codes of ethics are on file with, and available from, the SEC's Public Reference Room in Washington, D.C.

SHAREHOLDER AND TRUSTEE LIABILITY
---------------------------------

                  Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. However, the Trust's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust, and that every note, bond, contract, order, or other undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the Trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or some other reason. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

                  The Declaration of Trust states further that no trustee, officer, or agent of the Trust shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the Trust estate or the conduct of any business of the Trust, nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or her duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or the Trust shall look solely to the trust property for payment. With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expense reasonably incurred by him in connection with the defense or disposition of any proceeding in which he or she may be involved or with which he or she may be threatened by reason of his or her being or having been a trustee, and that the trustees, have the power, but not the duty, to indemnify officers and employees of the Trust unless any such person would not be entitled to indemnification had he or she been a trustee.

                ADVISORY, ADMINISTRATION, DISTRIBUTION, CUSTODIAN
                     SERVICES AND TRANSFER AGENCY AGREEMENTS
                     ---------------------------------------

ADVISORY AGREEMENTS
-------------------

                  IMC serves as investment adviser to the: (a) International Equity, Small Cap Value, Small Cap Growth, Equity Index, Tax Managed Equity and Balanced Allocation Funds under an

Advisory Agreement dated April 9, 1998; (b) Money Market, Pennsylvania Municipal Bond, National Tax Exempt Bond, Intermediate Bond, GNMA, Bond, Equity Growth, Large Cap Value and Ohio Tax Exempt Bond Funds under an Advisory Agreement dated November 19, 1997; (c) Core Equity, Limited Maturity Bond and Total Return Advantage Funds under an Advisory Agreement dated March 6, 1998; (d) Mid Cap Growth, Large Cap Ultra, U.S. Government Income and Michigan Municipal Bond Funds under an Advisory Agreement dated June 9, 2000; and (e) Aggressive Allocation and Conservative Allocation Funds under an Advisory Agreement dated March 5, 2001. The Micro Cap Value and Strategic Income Bond Funds will enter into Advisory Agreements with IMC effective at the time each Fund commences operations. IMC is a wholly owned subsidiary of National City Corporation, a bank holding company with assets approaching $90 billion, and headquarters in Cleveland, Ohio and over 1,300 branch offices in six states.

                  For services performed under the Advisory Agreements, IMC receives fees as an annual percentage rate, based on average daily net assets, computed daily and paid monthly, at the percentage rates as stated in the Prospectuses. From time to time, IMC may voluntarily waive fees or reimburse the Trust for expenses. During the last three fiscal years, the Trust incurred advisory fees, net of fee waivers, as set forth below:

                                                                            FOR THE FISCAL YEAR ENDED MAY 31:
FUND                                                                      2001                 2000             1999
----                                                                      ----                 ----             ----

Core Equity Fund.................................................     $  1,036,852         $  1,178,813     $   947,557
Equity Growth Fund...............................................     $  9,853,877         $ 11,127,549     $ 8,840,432
Equity Index Fund................................................     $    663,699         $    719,779          $    0(1)
International Equity Fund........................................     $  7,739,311         $  3,743,257     $ 1,723,308
Large Cap Ultra Fund(2)..........................................     $  2,029,196         $  3,313,382     $ 3,460,325
Large Cap Value Fund.............................................     $  5,338,830         $  3,920,942     $ 3,169,439
Mid Cap Growth Fund(2)...........................................     $  2,944,085         $  3,834,987     $ 4,989,834
Small Cap Growth Fund............................................     $  3,641,268         $  1,304,010     $   611,655
Small Cap Value Fund.............................................     $  4,485,035         $  2,991,781     $ 2,360,071
Tax Managed Equity Fund..........................................     $  2,031,040         $  2,069,464     $ 1,302,931
Aggressive Allocation Fund.......................................            $   0(3)            *                 *
Balanced Allocation Fund.........................................     $  1,561,585         $    592,684     $   422,278(1)
Conservative Allocation Fund.....................................            $   0(3)            *                 *
Bond Fund........................................................     $  4,927,596         $  2,061,012     $ 3,312,486
GNMA Fund........................................................     $    706,765         $    587,315     $   491,789
Intermediate Bond Fund...........................................     $  1,455,239         $  1,231,299     $ 1,057,813
Limited Maturity Bond Fund.......................................     $    676,940         $    304,231     $   172,808
Total Return Advantage Fund......................................     $  1,265,621         $  1,154,130     $ 1,105,774
U.S. Government Income Fund(2)...................................     $    896,677         $    950,408     $   991,623
Michigan Municipal Bond Fund(2)..................................     $    667,101         $  1,074,133     $ 1,310,099
National Tax Exempt Bond Fund....................................     $    653,853         $    341,765     $    36,100
Ohio Tax Exempt Bond Fund........................................     $    677,697         $    640,475     $    71,985
Pennsylvania Municipal Bond Fund.................................     $    182,492         $    147,815     $    78,742
Money Market Fund................................................     $ 12,602,505         $  9,565,355     $ 8,013,996

------------------------

*      Not in operation during the period.
(1)    For the period July 10, 1998 (commencement of operations) to May 31,
       1999.

(2) Advisory fees shown in the tables above for the Large Cap Ultra, Mid Cap Growth, Michigan Municipal Bond and U.S. Government Income Funds for the periods prior to the reorganization of Parkstone into Armada were paid by the corresponding Parkstone Continuing Funds.
(3)    For the Period March 6, 2001 (commencement of operations) to May 31,
       2001.

                  During the last three fiscal years, advisory fees were waived as set forth below:

                                                                                 FOR THE FISCAL YEAR ENDED MAY 31:
FUND                                                                        2001                2000              1999
----                                                                        ----                ----              ----

Core Equity Fund.......................................................           $   0          $    0          $    0
Equity Growth Fund.....................................................           $   0          $    0          $    0
Equity Index Fund......................................................     $   498,280       $ 619,477     $   503,834(1)
International Equity Fund..............................................           $   0          $    0          $    0
Large Cap Ultra Fund(2)................................................           $   0          $    0          $    0
Large Cap Value Fund...................................................           $   0          $    0          $    0
Mid Cap Growth Fund(2).................................................           $   0          $    0          $    0
Small Cap Growth Fund..................................................           $   0          $    0          $    0
Small Cap Value Fund...................................................           $   0          $    0          $    0
Tax Managed Equity Fund................................................           $   0          $    0     $   308,130
Aggressive Allocation Fund.............................................     $     2,824(3)       *               *
Balanced Allocation Fund...............................................           $   0          $    0           $   0(1)
Conservative Allocation Fund...........................................     $     2,887(3)       *               *
Bond Fund..............................................................           $   0     $    55,388     $   189,286
GNMA Fund..............................................................           $   0     $         0     $         0
Intermediate Bond Fund.................................................     $   545,699     $   461,741     $   396,680
Limited Maturity Bond Fund.............................................     $   193,342     $    86,921     $   173,823
Total Return Advantage Fund............................................     $   723,504     $   659,510     $   634,144
U.S. Government Income Fund(2).........................................           $   0     $   191,061     $   639,043
Michigan Municipal Bond Fund(2)........................................     $   250,141     $   134,996     $   452,581
National Tax Exempt Bond Fund..........................................     $   245,682     $   222,217     $   492,594
Ohio Tax Exempt Bond Fund..............................................     $   255,263     $   426,963     $ 1,060,233
Pennsylvania Municipal Bond Fund.......................................     $    68,435     $    91,469     $   137,798
Money Market Fund......................................................     $ 5,045,357     $ 3,827,616     $ 3,205,598


-----------------------------

* Not in operation during the period.
(1)    For the period July 10, 1998 (commencement of operations) to May 31,
       1998.
(2) Advisory fee waivers shown in the table above for the Large Cap Ultra, Mid Cap Growth, Michigan Municipal Bond and U.S. Government Income Funds for the periods prior to the reorganization of Parkstone into Armada applied to the corresponding Parkstone Continuing Funds.
(3)    For the Period March 6, 2001 (commencement of operations) to May 31,
       2001.

                  Subject to the supervision of the Trust's Board of Trustees, the Adviser will provide a continuous investment program for each Fund, including investment research and management with respect to all securities and investments and cash equivalents in each Fund. The Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by each Fund. The Adviser will provide the services under the Advisory Agreements in accordance with each Fund's investment objective, policies, and restrictions as stated in the Prospectuses and resolutions of the Trust's Board of Trustees applicable to such Fund. The Adviser will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer. In selecting brokers or dealers for executing portfolio transactions, the Adviser will use its best efforts to seek on behalf of the Trust and the Funds the best overall terms available. In assessing the best overall terms available for any transaction the Adviser considers all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Funds and/or other accounts over which the Adviser or any affiliate of the Adviser exercises investment discretion. The Adviser is authorized, subject to the prior approval of the Board, to negotiate and pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser with respect to the accounts as to which it exercises investment discretion. In no instance will Fund securities be purchased from or sold to the Adviser, any sub-adviser, the Distributor (or any other principal underwriter to the Trust) or an affiliated person of either the Trust, the Adviser, a sub-adviser, or the Distributor (or such other principal underwriter) unless permitted by an order of the SEC or applicable rules. In executing portfolio transactions for the Fund, the Adviser may, but is not obligated to, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased with those of other investment portfolios of Armada Funds and its other clients where such aggregation is not inconsistent with the policies set forth in the Trust's registration statement. In such event, the Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and such other clients. The Adviser will maintain all books and records with respect to the securities transactions for the Funds and furnish the Trust's Board of Trustees such periodic and special reports as the Board may request

                  Each Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its duties and obligations thereunder.

                  Each Advisory Agreement remains in effect for an initial period of up to two years after its approval and will continue in effect with respect to the Funds to which it relates from year to year thereafter, subject to annual approval by the Trust's Board of Trustees, or by a vote of a majority of the outstanding shares of such Funds (as defined by the 1940 Act) and a majority of the trustees who are not parties to the Advisory Agreements or interested persons (as defined in the 1940 Act) of any party by votes cast in person at a meeting called for such purpose. An Advisory

Agreement may be terminated by the Trust or the Adviser on 60 days written notice, and will terminate immediately in the event of its assignment.

ADMINISTRATION SERVICES
-----------------------

                  The Trust has entered into a co-administration agreement with SEI Investments Mutual Fund Services ("SIMFS") and National City Bank ("NCB" and, together with SIMFS, the "Co-Administrators") effective as of August 1, 2000 (the "Co-Administration Agreement"), pursuant to which SIMFS and NCB have agreed to serve as Co-Administrators to the Trust. Prior to August 1, 2000, SIMFS served as sole administrator to the Trust pursuant to an advisory agreement dated as of May 1, 1998 (the "SIMFS Administration Agreement"). Also prior to August 1, 2000, NCB provided sub-administration services to the Trust pursuant to a sub-administration agreement between SIMFS and NCB dated as of May 1, 1998 (the "Sub-Administration Agreement"). SIMFS paid NCB fees for its services under the Sub-Administration Agreement. The Trust paid no fees directly to NCB for sub-administration services. Prior to January 1, 2000, BISYS Fund Services served as administrator to the Parkstone Continuing Funds. On January 1, 2000, SIMFS became administrator to the Parkstone Continuing Funds. BISYS continued to provide fund accounting services to the Parkstone Continuing Funds until April 3, 2000 when SIMFS assumed full responsibilities as administrator.

                  The Co-Administrators provide a wide variety of accounting, shareholder and administrative services to the Trust under the Co-Administration Agreement. The Co-Administration Agreement provides that the Co-Administrators shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Co-Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Co-Administrators in the performance of their duties or from reckless disregard by them of their duties and obligations thereunder. The Co-Administration Agreement also provides that the Co-Administration Agreement creates no joint and/or several liability among the Co-Administrators with respect to any loss arising out of services provided by a specific Co-Administrator.

                  SIMFS, a Delaware business trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interests in SIMFS. SEI Investments and its affiliates, including SIMFS, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. NCB, which is a wholly owned subsidiary of National City Corporation and an affiliate of the Adviser, has its principal offices at 1900 East Ninth Street, Cleveland, Ohio, 04414.

                  Under the Co-Administration Agreement, the Co-Administrators are entitled to receive administration fees, computed daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of all of the Funds:

                                                       AGGREGATE       PORTION ALLOCATED       PORTION ALLOCATED
          COMBINED AVERAGE DAILY NET ASSETS           ANNUAL RATE          TO SIMFS                 TO NCB
          ---------------------------------           -----------          --------                 ------
          Up to $16 billion...........................   0.070%             0.050%                  0.020%
          From $16 to 20 billion......................   0.070%             0.040%                  0.030%
          Over $20 billion............................   0.065%             0.035%                  0.030%

          Under the SIMFS Administration Agreement, SIMFS was entitled to receive administration fees, computed daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of all of the
Funds:

                      COMBINED AVERAGE DAILY NET ASSETS           ANNUAL RATE
                      ---------------------------------           -----------
                      Up to $18 billion...........................   0.070%
                      Over $18 billion............................   0.060%

                  During the fiscal years ended May 31, 2001, 2000 and 1999 the Trust paid to SIMFS administration fees, net of fees waivers, as set forth below. Fees paid for the periods prior to August 1, 2000 were paid entirely to SIMFS which paid sub-administration fees to NCB:

FUND                                                                    2001              2000              1999
----                                                                    ----              ----              ----
Core Equity Fund.................................................    $    96,773        $  110,023      $    89,073
Equity Growth Fund...............................................    $   919,621        $1,038,577      $   830,212
Equity Index Fund................................................    $   232,329        $  267,854      $   100,767(1)
International Equity Fund........................................    $   470,937        $  227,436      $   116,269
Large Cap Ultra Fund(2)..........................................    $   193,202        $  168,898(3)         N/A
Large Cap Value Fund.............................................    $   498,442        $  365,957      $   295,814
Mid Cap Growth Fund(2)...........................................    $   210,257        $  170,367(3)         N/A
Small Cap Growth Fund............................................    $   255,179        $   91,281      $    45,999
Small Cap Value Fund.............................................    $   313,976        $  209,426      $   180,236
Tax Managed Equity Fund..........................................    $   188,594        $  193,152      $   150,366
Aggressive Allocation Fund.......................................    $         0(4)           *               *
Balanced Allocation Fund.........................................    $   145,582        $   55,317      $    41,193(1)
Conservative Allocation Fund.....................................    $         0(4)           *               *
Bond Fund .......................................................    $   631,036        $  487,839      $   457,444
GNMA Fund........................................................    $    90,109        $   74,749      $    62,591
Intermediate Bond Fund...........................................    $   255,459        $  215,479      $   185,117
Limited Maturity Bond Fund.......................................    $   135,418        $   60,845      $    54,342
Total Return Advantage Fund......................................    $   253,298        $  230,828      $   223,081
U.S. Government Income Fund(2)...................................    $   115,611        $   76,176(3)        N/A
Michigan Municipal Bond Fund(2)..................................    $   119,153        $   79,077(3)        N/A
National Tax Exempt Bond Fund....................................    $   115,104        $   71,780      $    67,288
Ohio Tax Exempt Bond Fund........................................    $   118,797        $  135,856      $   144,100
Pennsylvania Municipal Bond Fund.................................    $    32,072        $   30,455      $    27,560
Money Market Fund................................................    $ 3,531,023        $2,677,878      $ 2,261,919

-----------------------

* Not in operation during the period.
(1) For the period July 10, 1998 (commencement of operations) through May 31, 1999.

(2) Administration fees shown for the Large Cap Ultra, Mid Cap Growth, U.S. Government Income and Michigan Municipal Bond Funds for the period prior to the reorganization of Parkstone into Armada were paid by the corresponding Parkstone Continuing Funds.

(3)    For the period January 1, 2000 through May 31, 2000.
(4)    For the Period March 6, 2001 (commencement of operations) to May 31,
       2001.

                  For the fiscal year ended May 31, 2001, administration fees of $791 and $808 were waived for the Aggressive Allocation Fund and Conservative Allocation Fund, respectively. For the fiscal years ended May 31, 2000 and 1999, no administration fees were waived.

                  For the fiscal year ended May 31, 1999, and the period June 1, 1999 through April 3, 2000, the Parkstone Continuing Funds paid BISYS administration fees as follows:

FUND                                                                    2000              1999
----                                                                    ----              ----
Large Cap Ultra Fund..........................................      $ 643,324          $ 865,089
Mid Cap Growth Fund...........................................      $ 535,346          $ 997,974
U.S. Government Income Fund...................................      $ 103,130          $ 440,724
Michigan Municipal Bond Fund..................................      $ 249,390          $ 476,403
Bond Fund(1)..................................................      $ 626,130          $ 723,379

(1) The Parkstone Bond Fund was the accounting survivor in connection with its reorganization into the Armada Bond Fund.

                  For the fiscal year ended May 31, 1999, and the period June 1, 1999 through April 3, 2000, BISYS waived administration fees for the Parkstone Continuing Funds as follows:

FUND                                                                    2000              1999
----                                                                    ----              ----
Large Cap Ultra Fund..........................................        $    0              $    0
Mid Cap Growth Fund...........................................        $    0              $    0
U.S. Government Income Fund...................................     $ 191,061           $ 103,020
Michigan Municipal Bond Fund..................................     $  61,721           $ 230,331
Bond Fund(1)                                                       $ 245,124           $ 223,053

(1) The Parkstone Bond Fund was the accounting survivor in connection with its reorganization into the Armada Bond Fund.


DISTRIBUTION PLANS AND RELATED AGREEMENT
----------------------------------------

                  The Distributor acts as distributor of the Fund's shares pursuant to its Distribution Agreement with the Trust. The Distributor has its principal business office at One Freedom Valley Drive, Oaks, Pennsylvania 19456. Timothy D. Barto, Treasurer of the Trust, is also an officer of the Distributor and is, therefore, an affiliate of both the Fund and the Distributor. Shares are sold on a continuous basis. The Distribution will use all reasonable efforts in connection with distribution of shares of the Trust.

                  Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a H Shares Distribution Plan (the "H Shares Plan") which permits the Trust to bear certain expenses in connection with the distribution of H Shares. As required by Rule 12b-1, the Trust's Plan and related agreements have been approved, and are subject to annual approval by, a majority of the Trust's Board of Trustees, and by a majority of the trustees who are not interested persons of the

Trust and have no direct or indirect interest in the operation of the Plan or any agreement relating to the Plan, by vote cast in person at a meeting called for the purpose of voting on the Plan and related agreements. In compliance with the Rule, the trustees requested and evaluated information they thought necessary to an informed determination of whether the Plan and related agreements should be implemented, and concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan and related agreements will benefit the Trust and its shareholders.

                  Rule 12b-1 also requires that persons authorized to direct the disposition of monies payable by a fund (in the Trust's case, the Distributor) provide for the trustees' review of quarterly reports on the amounts expended and the purposes for the expenditures.

                  Any change in a Plan that would materially increase the distribution expenses of a class would require approval by the shareholders of such class, but otherwise, such Plan may be amended by the trustees, including a majority of the disinterested trustees who do not have any direct or indirect financial interest in the particular Plan or related agreements. The Plan and related agreements may be terminated as to a particular Fund or class by a vote of the Trust's disinterested trustees or by vote of the shareholders of the Fund or class in question, on not more than 60 days written notice. The selection and nomination of disinterested trustees has been committed to the discretion of such disinterested trustees as required by the Rule.

                  The H Shares Plan provides that the Funds may compensate the Distributor from H Share assets for distribution of H Shares in an amount not to exceed .75% (.65% with respect to the Aggressive Allocation and Conservative Funds) per annum of the average daily net assets of such shares. Payments to the Distributor under the H Shares Plan are to be used by the Distributor to cover expenses and activities primarily intended to result in the sale of a Fund's H Shares. Such expenses and activities may include but are not limited to: (a) direct out-of-pocket promotional expenses incurred by the Distributor in advertising and marketing H Shares; (b) expenses incurred in connection with preparing, printing, mailing, and distributing or publishing advertisements and sales literature; (c) expenses incurred in connection with printing and mailing Prospectuses and Statements of Additional Information to other than current shareholders; (d) periodic payments or commissions to one or more securities dealers, brokers, financial institutions or other industry professionals, such as investment advisers, accountants, and estate planning firms (each "a Distribution Organization") with respect to a Fund's H Shares beneficially owned by customers for whom the Distribution Organization is the dealer of record or holder of record of such H Shares; (e) the direct or indirect cost of financing the payments or expenses included in (a) and (d) above; or (e) for such other services as may be construed, by any court or governmental agency or commission, including the SEC, to constitute distribution services under the 1940 Act or rules and regulations thereunder.

                  The Plan has been approved by the Board of Trustees, and will continue in effect for successive one year periods provided that such continuance is specifically approved by (1) the vote of a majority of the trustees who are not parties to the Plan or interested persons of any such party and who have no direct or indirect financial interest in the Plan and (2) the vote of a majority of the entire Board of Trustees.

CUSTODIAN SERVICES AND TRANSFER AGENCY AGREEMENTS
-------------------------------------------------

                  NCB, with offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Trust's custodian with respect to the Funds. Under its Custodian Services Agreement, National City Bank has agreed to:

         (i) maintain a separate account or accounts in the name of each Fund;
         (ii) hold and disburse portfolio securities on account of the Funds;
         (iii) collect and make disbursements of money on behalf of the Funds;
         (iv) collect and receive all income and other payments and distributions on account of the Funds' portfolio securities;
         (v) respond to correspondence by security brokers and others relating to its duties;
         (vi) make periodic reports to the Board of Trustees concer ning the Funds' operations.

                  NCB is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that it shall remain responsible for the performance of all of its duties under the Custodian Services Agreement and shall hold the Funds harmless from the acts and omissions of any bank or trust company serving as sub-custodian. Each Fund reimburses NCB for its direct and indirect costs and expenses incurred in rendering custodial services.

                  For its services as the Trust's custodian, NCB receives fees at the following rates (i) 0.020% of the first $100 million of average gross assets; (ii) 0.010% of the next $650 million of average gross assets; and (iii) 0.008% of the average gross assets in excess of $750 million. NCB also receives a bundled transaction charge of 0.25% of the monthly asset-based custodial fee and is reimbursed for out-of-pocket expenses.

                  State Street Bank and Trust Company (the "Transfer Agent"), P.O. Box 8421 Boston, Massachusetts 02266-8421 serves as the Trust's transfer agent and dividend disbursing agent with respect to the Funds. Under its Transfer Agency Agreement, the Transfer Agent has agreed to:

         (i)      issue and redeem shares of the Fund;

         (ii) transmit all communications by the Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders;

         (iii) respond to correspondence by security brokers and others relating to its duties;

         (iv)     maintain shareholder accounts;

         (v) make periodic reports to the Board of Trustees concerning the Fund's operations.

                  The Transfer Agent sends each shareholder of record periodic statements showing the total number of shares owned as of the last business day of the period (as well as the dividends paid during the current period and year), and provides each shareholder of record with a daily transaction report for each day on which a transaction occurs in the shareholder's account with each Fund.

                           SHAREHOLDER SERVICES PLANS
                           --------------------------

                  The Trust has implemented a Shareholder Services Plan with respect to H Shares (the "Services Plan") pursuant to which the Trust may enter into agreements with financial institutions pertaining to the provision of administrative services to their customers who are the beneficial owners of a Fund's H Shares in consideration for payments for such services. The Services Plan provides for the payment (on an annualized basis) of up to 0.25% of the net asset value attributable to each Fund's H Shares held by a financial institution's customers.

         Services under the Services Plan may include:

         (i) aggregating and processing purchase and redemption requests from customers;
         (ii) providing customers with a service that invests the assets of their accounts in H Shares;
         (iii)    processing dividend payments from the Funds;
         (iv) providing information periodically to customers showing their position in H Shares;
         (v)      arranging for bank wires;
         (vi) responding to customer inquiries relating to the services performed with respect to H Shares beneficially owned by customers;
         (vii) providing subaccounting for customers or providing information to the transfer agent for subaccounting;
         (viii)   forwarding shareholder communications; and
         (ix)     other similar services requested by the Trust.

                  Agreements between the Trust and financial institutions will be terminable at any time by the Trust without penalty.



                             PORTFOLIO TRANSACTIONS
                             ----------------------

                  Pursuant to its Advisory Agreement with the Trust, IMC is responsible for making decisions with respect to and placing orders for all purchases and sales of portfolio securities for the Funds. The Adviser purchases portfolio securities either directly from the issuer or from an underwriter or dealer making a market in the securities involved. Purchases from an underwriter of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price includes an undisclosed commission or mark-up.

                  For the last three fiscal years, the Trust paid brokerage commissions as follows:

FUND                                                                    2001              2000              1999
----                                                                    ----              ----              ----
Core Equity Fund..................................................   $   71,863        $  116,186            $    0
Equity Growth Fund................................................   $  660,374        $  877,246        $1,271,614
Equity Index Fund.................................................   $   44,928        $  172,962        $  93,4849(1)
International Equity Fund.........................................   $3,890,621        $1,361,482        $  726,464
Large Cap Ultra Fund(2)...........................................   $  357,663        $  839,727        $  414,931
Large Cap Value Fund..............................................   $1,242,844        $  541,396        $  249,890
Mid Cap Growth Fund(2)............................................   $  468,012        $1,061,836        $1,208,884
Small Cap Growth Fund.............................................   $  565,260        $  677,189        $  503,450
Small Cap Value Fund..............................................   $1,637,744        $1,892,956        $1,102,442
Tax Managed Equity Fund...........................................   $   12,424        $   24,414        $   26,801
Aggressive Allocation Fund........................................   $        0(3)          *                 *
Balanced Allocation Fund..........................................   $  423,436        $  110,235         $  33,019(1)
Conservative Allocation Fund......................................       $    0(3)          *                 *
Bond Fund.........................................................       $    0            $    0            $    0
GNMA Fund.........................................................       $    0            $    0            $    0
Intermediate Bond Fund............................................       $    0            $    0            $    0
Limited Maturity Bond Fund........................................       $    0            $    0            $    0
Total Return Advantage Fund.......................................       $    0            $    0            $    0
U.S. Government Income Fund(2)....................................       $    0            $    0            $    0
Michigan Municipal Bond Fund(2)...................................       $    0            $    0            $    0
National Tax Exempt Bond Fund.....................................       $    0            $    0            $    0
Ohio Tax Exempt Bond Fund.........................................       $    0            $    0            $    0
Pennsylvania Municipal Bond Fund..................................       $    0            $    0            $    0

------------------------------

*      Not in operation during the period.
(1) For the period July 10, 1998 (commencement of operations) through May 31, 1999.
(2) Brokerage commissions shown for the Large Cap Ultra, Mid Cap Growth, U.S. Government Income and Michigan Municipal Bond Funds for the periods prior to the reorganization of Parkstone into Armada were paid by the corresponding Parkstone Continuing Funds.
(3)    For the period March 6, 2001 (commencement of operations) to May 31,
       2001.

                  While the Adviser generally seeks competitive spreads or commissions, it may not necessarily allocate each transaction to the underwriter or dealer charging the lowest spread or commission available on the transaction. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. Under the Advisory Agreements, pursuant to Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser is authorized to negotiate and pay higher brokerage commissions in exchange for research services rendered by broker-dealers. Subject to this consideration, broker-dealers who provide supplemental investment research to the Adviser may receive orders for transactions by the Funds. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by the Funds. Such information may be useful to the Adviser in serving both the Trust and other clients, and, similarly, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Trust.

                  Portfolio securities will not be purchased from or sold to the Trust's Adviser, Distributor, or any "affiliated person" (as such term is defined under the 1940 Act) of any of them acting as principal, except to the extent permitted by the SEC. In addition, the Fund will not give preference to its Adviser's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.

                  The Trust is required to identify any securities of its "regular brokers or dealers" that it has acquired during its most recent fiscal year. At May 31, 2001, (a) the Equity Index Fund had acquired securities of Bear Stearns, J.P. Morgan, and Merrill Lynch; (b) the Mid Cap Growth Fund had entered into a repurchase agreement with Morgan Stanley; (c) the Bond Fund had acquired securities of Citigroup and Salomon Smith Barney; (d) the GNMA Fund had acquired securities of Credit Suisse First Boston; (e) the Intermediate Bond Fund had acquired securities of Citigroup, Salomon Smith Barney and Bear Stearns; (f) the Limited Maturity Bond Fund had acquired securities of Dean Witter Morgan Stanley; (g) the Total Return Advantage Fund had acquired securities of Bear Stearns and Citigroup; (h) the Money Market Fund had entered into repurchase transactions with Goldman Sachs, JP Morgan Chase and Salomon Smith Barney; (i) the Large Cap Ultra Fund had acquired securities of Merrill Lynch; and (j) the Large Cap Value Fund had acquired securities of Merrill Lynch.

                  The Adviser has agreed to maintain a policy and practice of conducting its investment management activities independently of the respective commercial departments of all of the Adviser's affiliates. In making investment decisions for the Trust, the Adviser's personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Trusts' accounts are customers of the commercial departments of any of the Adviser's affiliates.

                  Investment decisions for a Fund are made independently from those for the other Funds and for other investment companies and accounts advised or managed by the Adviser. Such other Funds, investment companies and accounts may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. In connection therewith, and to the extent permitted by law, and by the Advisory Agreement, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or advisory clients.

                                    AUDITORS
                                    --------

                  Ernst & Young LLP, independent auditors, with offices at Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, serve as independent auditors of the Trust. The financial highlights for the Funds included in the Prospectuses and the financial statements for the Funds contained in the Armada Funds 2001 Annual Reports and incorporated by reference into this SAI have been audited by Ernst & Young LLP, except as described below.

                  The financial highlights for the fiscal periods presented through May 31, 1999 included in the Prospectuses for the Armada Mid Cap Growth Fund, Armada Large Cap Ultra Fund, Armada Bond Fund, Armada U.S. Government Income Fund and Armada Michigan Municipal Bond Fund were audited by Parkstone's former independent accountants.

                                     COUNSEL
                                     -------

                  Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Trust, is a partner), with offices at One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, is counsel to the Trust and will pass upon the legality of the shares offered hereby. Squire, Sanders & Dempsey L.L.P., 4900 Key Center, 127 Public Square, Cleveland, Ohio 44114-1304, acts as special Ohio tax counsel for the Trust and has reviewed the section of this SAI entitled "Additional Tax Information concerning the Ohio Tax Exempt Bond Fund." Dickinson Wright PLLC, 38525 Woodward Avenue, Suite 2000, Bloomfield Hills, Michigan 48304-2970, acts as special Michigan counsel for the Trust and has reviewed the section of the SAI entitled "Special Considerations Regarding Investment in Michigan Municipal Securities."


                            PERFORMANCE INFORMATION
                            -----------------------

YIELD FOR THE FIXED INCOME FUNDS AND TAX FREE FUNDS
---------------------------------------------------

                  Each Fund's "yield" is calculated by dividing the Fund's net investment income per share earned during a 30-day period (or another period permitted by the rules of the SEC) by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:


                    Yield = 2 [([(a-b)/cd] + 1)6) - 1]


         Where:      a =  dividends and interest earned during the period.

             b =      expenses accrued for the period (net of reimbursements).

             c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

             d = maximum offering price per share on the last day of the period.

                  The Fixed Income Funds and Tax Free Funds calculate interest earned on debt obligations held in their portfolios by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each 30-day period, or, with respect to obligations purchased during the 30-day period, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent 30-day period that the obligation is in the Fund. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased by the Fund at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

                  Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

                  Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by the Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the 30-day base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter. For applicable sales charges, see "Sales Charges" in the Prospectuses.

                  The "tax-equivalent yield" is computed by dividing the portion of a Fund's yield (calculated as above) that is exempt from federal income tax by one minus a stated federal income tax rate and adding that figure to that portion, if any, of the Fund's yield that is not exempt from federal income tax.

YIELDS FOR THE MONEY MARKET FUNDS
---------------------------------

         Yields for the Money Market Fund are computed by: (1) determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account in the Money Market Fund having a balance of one share at the beginning of a seven-day period, for which the yield is to be quoted; (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return; and (3) annualizing the results (I.E., multiplying the base period return by (365/7)). The net change in the value of the account in the Money Market Fund includes the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, and all fees that are charged by the Money Market Fund to all shareholder accounts in proportion to the length of the base period, other than non-recurring account and sales charges. For any account fees that vary with the size of the account, the amount of fees charged is computed with respect to the Money Market Fund's mean (or median) account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective compound yield quotation for the Money Market Fund is computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.


TOTAL RETURN
------------

                  Each Fund (other than the Money Market Fund) computes its "average annual total return" by determining the average annual compounded rate of return during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                                    T = [(ERV  1/n / P) - 1]


         Where:            T =      average annual total return

                           ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period

                           P =      hypothetical initial payment of $1,000

                           n = period covered by the computation, expressed in terms of years

                  Each Fund computes its aggregate total returns by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                            T = (ERV/P)  - 1

                  The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and include all recurring fees charged to all shareholder accounts, assuming an account size equal to the Fund's mean (or median) account size for any fees that vary with the size of the account. The maximum sales load and other charges deducted from payments are deducted from the initial $1,000 payment (variable "P" in the formula). The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all contingent deferred sales charges and other nonrecurring charges at the end of the measuring period covered by the computation.


PERFORMANCE REPORTING
---------------------

                  From time to time, in advertisements or in reports to shareholders, the performance of the Funds may be quoted and compared to that of other mutual funds with similar investment objectives, to stock or other relevant indices, to other investments or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Funds may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds. The performance of the Balanced Allocation Fund and the Equity Funds may also be compared to data prepared by the S&P 500 Index, an unmanaged index of groups of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange. In addition, the performance of the International Equity Fund may be compared to the Morgan Stanley Capital International Index or the FT World Actuaries Index.

                  Performance data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or publications of a local or regional nature may also be used in comparing the performance of the Funds. The Money Market Fund may also be compared to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas.

                  Performance data will be calculated separately for each class of shares of the Funds.

                  The performance of the Funds will fluctuate and any quotation of performance should not be considered as representative of the future performance of the Funds. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance data are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged by institutions with respect to accounts of customers that have invested in shares of a Fund will not be included in performance calculations.

                  The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                  MISCELLANEOUS
                                  -------------

                  The Trust bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under federal and state securities regulations.

                  As used in the Prospectus, "assets belonging to the Fund" means the consideration received by the Trust upon the issuance of shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to the Fund. In determining the Fund's net asset value, assets belonging to a Fund are charged with the liabilities in respect of that Fund.

         As of October __, 2001, the following persons owned of record 5 percent or more of the shares of the Funds of the Trust:

ARMADA EQUITY INDEX FUND A SHARES

         ACCOUNT NUMBER             REGISTRATION                                                 TOTAL SHRS
      2600000287-5                  FIRST CLEARING CORPORATION                                  44,510.9660
                                    A/C 6956-8888
                                    DR FRANK RADOSEVICH IRA                                          5.92 %
                                    FCC AS CUSTODIAN
                                    5632 N ISABELL
                                    PEORIA IL  61614-4135

 ARMADA EQUITY INDEX FUND I SHARES

         ACCOUNT NUMBER             REGISTRATION                                                 TOTAL SHRS

            8000-4                NATIONAL CITY BANK                                         8,309,419.7370
                                  ATTN TRUST MUTUAL FUNDS
                                  PO BOX 94984                                                       56.08%
                                  CLEVELAND OH  44101-4984


        10023342-1                SHELDON & CO. (REINV)                                      9,048,621.3660
                                  ATTN TRUST MUTUAL FUNDS
                                  ACCOUNT #10023342                                                  27.72%
                                  PO BOX 94777
                                  CLEVELAND OH  44101-4777


        10024109-9                SHELDON & CO TTEE                                          1,925,008.0950
                                  C/O NATIONAL CITY BANK
                                  PO BOX 94777                                                        5.90%
                                  CLEVELAND OH  44101-4777


        10036917-5                SHELDON & CO. (CASH/REINV)                                 1,839,414.9160
                                  C/O NATIONAL CITY BANK
                                  ATTN: TRUST MUTUAL FUNDS                                            5.63%
                                  PO BOX 94777
                                  CLEVELAND OH  44101-4777


ARMADA OHIO MUNI MONEY MARKET I SHARES

         ACCOUNT NUMBER             REGISTRATION                                                 TOTAL SHRS

              37-2                  NATIONAL CITY BANK                                     217,335,192.5200
                                    OPERATIONS CENTER
                                    3RD FLOOR NORTH ANNEX                                            92.74%
                                    4100 W. 150TH STREET
                                    CLEVELAND OH  44135-1389


          400567-4                  NATCITY INVESTMENTS                                     15,705,451.0600
                                    ATTN JO BREDT
                                    1965 EAST SIXTH STREET LOC #3090                                  6.70%
                                    CLEVELAND OH  44114-2226

 ARMADA BALANCED ALLOCATION A SHARES

    ACCOUNT NUMBER                          REGISTRATION                                        TOTAL SHRS


ARMADA BALANCED ALLOCATION I SHARES

         ACCOUNT NUMBER                     REGISTRATION                                        TOTAL SHRS

            8000-4                          NATIONAL CITY BANK                                  14,236,109.5360
                                            ATTN TRUST MUTUAL FUNDS
                                            PO BOX 94984                                                 77.12%
                                            CLEVELAND OH  44101-4984


        10023342-1                          SHELDON & CO. (REINV)                                2,581,702.5450
                                            ATTN TRUST MUTUAL FUNDS
                                            ACCOUNT #10023342                                            13.99%
                                            PO BOX 94777
                                            CLEVELAND OH  44101-4777

        10024109-9                          SHELDON & CO TTEE                                    1,110,965.5380
                                            C/O NATIONAL CITY BANK
                                            TRUST MUTUAL FDS                                              6.02%
                                            PO BOX 94777
                                            CLEVELAND OH  44101-4777


ARMADA TAX MANAGED EQUITY I SHARES

    ACCOUNT NUMBER                          REGISTRATION                                         TOTAL SHRS

        10024109-9                          SHELDON & CO TTEE                                    8,450,783.0550
                                            C/O NATIONAL CITY BANK
                                            TRUST MUTUAL FDS                                             50.56%
                                            PO BOX 94777
                                            CLEVELAND OH  44101-4777


       10036917-5                           SHELDON & CO TTEE                           7,450,457.0270
                                            C/O NATIONAL CITY BANK
                                            PO BOX 94777                                         44.58%
                                            ATTN: TRUST MUTUAL FUNDS
                                            CLEVELAND OH  44101-4777


ARMADA NAT'L TAX EXEMPT BOND I SHARES

    ACCOUNT NUMBER                          REGISTRATION                                       TOTAL SHRS
        10024109-9                          SHELDON & CO TTEE                                   11,295,571.8940
                                            C/O NATIONAL CITY BANK
                                            TRUST MUTUAL FDS                                             72.42%
                                            PO BOX 94777
                                            CLEVELAND OH  44101-4777


        10036917-5                          SHELDON & CO                                         3,471,460.4690
                                            C/O NATIONAL CITY BANK
                                            TRUST MUTUAL FDS                                             22.26%
                                            PO BOX 94777
                                            CLEVELAND OH  44101-4777


ARMADA TREASURY PL MONEY MKT A SHARES

    ACCOUNT NUMBER                          REGISTRATION                                        TOTAL SHRS
      8515000365-5                          SARASOTA SAILING SQUADRON INC                          69,063.5900
                                            P O BOX 1927
                                            SARASOTA FL  34230-1927                                     82.46%


 ARMADA TAX MANAGED EQUITY A SHARES

    ACCOUNT NUMBER                          REGISTRATION                                         TOTAL SHRS
      3600000576-5                          NFSC FEBO  # Z41-257923                                80,117.6580
                                            ALLISON P VANHARTESVELDT
                                            TSO EURSWA                                                    5.52%
                                            PSC 817, BOX 8
                                            FPO NY  09622


ARMADA NAT'L TAX EXEMPT BOND A SHARES

    ACCOUNT NUMBER                  REGISTRATION                                       TOTAL SHRS
      3880000002-3                  FIRST CLEARING CORPORATION                       373,605.3970
                                    A/C 1143-7442
                                    BILL ANEST                                             53.92%
                                    400 S CURRAN
                                    GRAYSLAKE IL  60030-9202


  ARMADA OHIO MUNI MONEY MARKET A SHARES

    ACCOUNT NUMBER                  REGISTRATION                                       TOTAL SHRS

      1100020487-9                  NATIONAL CITY BANK                            49,729,037.6600
                                    FBO PCG/RETAIL SWEEP CUSTOMER
                                    770 W BROAD STREET LOC 16-0347                         93.69%
                                    COLUMBUS OH  43222-1419



 ARMADA MONEY MARKET FUND I SHARES

    ACCOUNT NUMBER                  REGISTRATION                                       TOTAL SHRS

              37-2                  NATIONAL CITY BANK                         2,503,281,662.3600
                                    OPERATIONS CENTER
                                    3RD FLOOR NORTH ANNEX                                  61.24%
                                    4100 W. 150TH STREET
                                    CLEVELAND OH  44135-1389


        10034964-5                  NATIONAL CITY BANK                         1,105,054,924.1700
                                    TRUST OPERATIONS
                                    OPERATIONS CENTER                                      27.03%
                                    3RD FLOOR NORTH ANNEX
                                    4100 W. 150TH STREET
                                    CLEVELAND OH  44135-1389

ARMADA TAX EXMPT MONEY MARKET I SHARES

    ACCOUNT NUMBER                  REGISTRATION                                       TOTAL SHRS

              37-2                  NATIONAL CITY BANK                           442,511,231.2800
                                    OPERATIONS CENTER
                                    3RD FLOOR NORTH ANNEX                                  87.76%
                                    4100 W. 150TH STREET
                                    CLEVELAND OH  44135-1389


        10034857-8                  NATIONAL CITY BANK                            51,108,351.7700
                                    TRUST OPERATIONS
                                    OPERATIONS CENTER                                      10.14%
                                    3RD FLOOR NORTH ANNEX
                                    4100 W 150TH STREET
                                    CLEVELAND OH  44135-1389



ARMADA GOV'T MONEY MARKET I SHARES

    ACCOUNT NUMBER                  REGISTRATION                                       TOTAL SHRS

              37-2                  NATIONAL CITY BANK                         1,761,923,043.8600
                                    OPERATIONS CENTER
                                    3RD FLOOR NORTH ANNEX                                  93.79%
                                    4100 W. 150TH STREET
                                    CLEVELAND OH  44135-1389



 ARMADA TREASURY MONEY MARKET I SHARES

    ACCOUNT NUMBER                  REGISTRATION                                       TOTAL SHRS

              37-2                  NATIONAL CITY BANK                           444,948,668.4500
                                    OPERATIONS CENTER
                                    3RD FLOOR NORTH ANNEX                                  90.45%
                                    4100 W. 150TH STREET
                                    CLEVELAND OH  44135-1389


          400567-4                 NATCITY INVESTMENTS INC                        35,000,000.0000
                                   ATTN JO BREDT
                                   1965 EAST SIXTH STREET LOC #3090                         7.12%
                                   CLEVELAND OH  44114-2226


  ARMADA SMALL CAP GROWTH FUND I SHARES

    ACCOUNT NUMBER                  REGISTRATION                                       TOTAL SHRS

            8000-4                  NATIONAL CITY BANK                             3,953,940.9280
                                    ATTN TRUST MUTUAL FUNDS
                                    PO BOX 94984                                           14.47%
                                    CLEVELAND OH  44101-4984


        10023342-1                  SHELDON & CO. (REINV)                          7,215,961.5550
                                    ATTN TRUST MUTUAL FUNDS
                                    ACCOUNT #10023342                                      26.41%
                                    PO BOX 94777
                                    CLEVELAND OH  44101-4777


        10024109-9                  SHELDON & CO TTEE                              8,928,059.0100
                                    C/O NATIONAL CITY BANK
                                    TRUST MUTUAL FDS                                       32.68%
                                    PO BOX 94984
                                    CLEVELAND OH  44101-4984


        10036917-5                  SHELDON & CO                                   5,902,533.4180
                                    C/O NATIONAL CITY BANK
                                    TRUST MUTUAL FDS                                       21.61%
                                    PO BOX 94777
                                    CLEVELAND OH  44101-4777



 ARMADA EQUITY GROWTH FUND I SHARES

    ACCOUNT NUMBER                  REGISTRATION                                       TOTAL SHRS

            8000-4                  NATIONAL CITY BANK                            12,537,829.4360
                                    ATTN TRUST MUTUAL FUNDS
                                    PO BOX 94984                                           33.30%
                                    CLEVELAND OH  44101-4984




       10023342-1                   SHELDON & CO                                   6,346,030.4770
                                    C/O NATIONAL CITY BANK
                                    TRUST MUTUAL FUNDS                                     16.85%
                                    PO BOX 94777
                                    CLEVELAND OH  44101-4777


        10024109-9                  SHELDON & CO                                   6,133,557.4560
                                    PO BOX 94984
                                    ATTN: TRUST MUTUAL FUNDS                               16.29%
                                    CLEVELAND OH  44101-4984


         10036917-5                 SHELDON & CO. (CASH/REINV)                    11,375,756.8910
                                    C/O NATIONAL CITY BANK
                                    ATTN: TRUST MUTUAL FUNDS                               30.21%
                                    PO BOX 94777
                                    CLEVELAND OH  44101-4777



ARMADA INTERMEDIATE BOND FUND I SHARES

    ACCOUNT NUMBER                   REGISTRATION                                      TOTAL SHRS

            8001-7                  NATIONAL CITY BANK                             1,673,386.6850
                                    ATTN TRUST MUTUAL FUNDS
                                    PO BOX 94984                                            5.14%
                                            CLEVELAND OH  44101-4984


        10023342-1                  SHELDON & CO. (REINV)                          2,726,275.6120
                                    ATTN TRUST MUTUAL FUNDS
                                    ACCOUNT #10023342                                       8.38%
                                    PO BOX 94984
                                    CLEVELAND OH  44101-4984


        10024109-9                  SHELDON & CO                                  12,119,648.0940
                                    PO BOX 94984
                                    ATTN: TRUST MUTUAL FUNDS                               37.23%
                                    CLEVELAND OH  44101-4984



          10036917-5                SHELDON & CO                                  11,042,653.6410
                                    ATTN TRUST MUTUAL FUNDS
                                    PO BOX 94984                                           33.93%
                                    CLEVELAND OH  44101-4984


      1100010256-0                  SEI TRUST COMPANY                              4,391,231.2380
                                    ATTN MUTUAL FUND ADMINISTRATOR
                                    ONE FREEDOM VALLEY DRIVE                               13.49%
                                    OAKS PA  19456



ARMADA OHIO TAX EXEMPT BOND I SHARES

    ACCOUNT NUMBER                  REGISTRATION                                       TOTAL SHRS

        10024109-9                  SHELDON & CO                                  11,302,326.0340
                                    FUTURE QUEST-C/O NATIONAL CITY BANK
                                    ATTN TRUST MUTUAL FDS/01-999999774                     80.71%
                                    PO BOX 94984
                                    CLEVELAND OH  44101-4984


        10036917-5                  SHELDON & CO. (CASH/REINV)                     1,571,722.5930
                                    C/O NATIONAL CITY BANK
                                    ATTN: TRUST MUTUAL FUNDS                               11.22%
                                    PO BOX 94777
                                    CLEVELAND OH  44101-4777



ARMADA LIMITED MATURITY BOND I SHARES

    ACCOUNT NUMBER                   REGISTRATION                                      TOTAL SHRS

            8001-7                  NATIONAL CITY BANK                             1,699,667.6760
                                    ATTN TRUST MUTUAL FUNDS
                                    PO BOX 94984                                            8.59%
                                    CLEVELAND OH  44101-4984


         10023342-1                 SHELDON & CO. (REINV)                          5,949,118.6780
                                    FUTURE QUEST-C/O NATIONAL CITY BANK
                                    ATTN TRUST MUTUAL FDS/01-999999774                     30.05%
                                    PO BOX 94777
                                    CLEVELAND OH  44101-4777

         10024109-9                 SHELDON & CO                                   8,620,557.4400
                                    FUTURE QUEST-C/O NATIONAL CITY BANK
                                    ATTN TRUST MUTUAL FDS/01-999999774                     43.55%
                                    PO BOX 94984
                                    CLEVELAND OH  44101-4984


        10036917-5                  SHELDON & CO TTEE                              3,031,745.7390
                                    FUTURE QUEST-C/O NATIONAL CITY BANK
                                    ATTN TRUST MUTUAL FDS/01-999999774                     15.31%
                                    PO BOX 94777
                                    CLEVELAND OH  44101-4777



 ARMADA LARGE CAP VALUE FUND I SHARES

    ACCOUNT NUMBER                  REGISTRATION                                       TOTAL SHRS

            8000-4                  NATIONAL CITY BANK                             2,873,922.6600
                                    ATTN TRUST MUTUAL FUNDS
                                    PO BOX 94984                                            7.11%
                                    CLEVELAND OH  44101-4984


        10023342-1                  SHELDON & CO. (REINV)                         14,986,101.5940
                                    ATTN TRUST MUTUAL FUNDS
                                    ACCOUNT #10023342                                       37.07%

                                    PO BOX 94777
                                    CLEVELAND OH  44101-4777


        10024109-9                  SHELDON & CO                                   8,796,842.1410
                                    PO BOX 94984
                                    ATTN: TRUST MUTUAL FUNDS                               21.76%
                                    CLEVELAND OH  44101-4984


        10036917-5                  SHELDON & CO. (CASH/REINV)                    12,249,881.9400
                                    C/O NATIONAL CITY BANK
                                    ATTN: TRUST MUTUAL FUNDS                               30.30%
                                    PO BOX 94777
                                    CLEVELAND OH  44101-4777


 ARMADA TOTAL RETURN ADVANTAGE I SHARES

    ACCOUNT NUMBER                  REGISTRATION                                       TOTAL SHRS

        10023342-1                  SHELDON & CO. (REINV)                         15,197,809.9860
                                    ATTN: TRUST MUTUAL FUNDS
                                    PO BOX 94984                                           55.49%
                                    CLEVELAND OH  44101-4984


        10024109-9                  SHELDON & CO                                   6,231,757.7510
                                    PO BOX 94777
                                    ATTN: TRUST MUTUAL FUNDS                               22.75%
                                    CLEVELAND OH  44101-4777


        10036917-5                  SHELDON & CO TTEE                              5,407,157.8700
                                    C/O NATIONAL CITY BANK
                                    PO BOX 94777
                                    ATTN: TRUST MUTUAL FUNDS                               19.74%
                                    CLEVELAND OH  44101-4777



ARMADA SMALL CAP VALUE FUND I SHARES

    ACCOUNT NUMBER                      REGISTRATION                                   TOTAL SHRS


            8000-4                  NATIONAL CITY BANK                             5,064,291.9030
                                    ATTN TRUST MUTUAL FUNDS
                                    PO BOX 94984                                           15.72%
                                    CLEVELAND OH  44101-4984


        10023342-1                  SHELDON & CO. (REINV)                          9,691,378.5610
                                    ATTN TRUST MUTUAL FUNDS
                                    ACCOUNT #10023342                                      30.09%
                                    PO BOX 94777
                                    CLEVELAND OH  44101-4777


        10024109-9                  SHELDON & CO                                  10,034,725.3360
                                    PO BOX 94984
                                    ATTN: TRUST MUTUAL FUNDS                               31.15%
                                    CLEVELAND OH  44101-4984


        10036917-5                  SHELDON & CO. (CASH/REINV)                     5,355,711.3400
                                    C/O NATIONAL CITY BANK
                                    ATTN: TRUST MUTUAL FUNDS                               16.63%
                                    PO BOX 94777
                                    CLEVELAND OH  44101-4777




ARMADA TREASURY MONEY MARKET A SHARES

    ACCOUNT NUMBER                  REGISTRATION                                       TOTAL SHRS
            9908-2                  NATIONAL CITY MI/IL                           32,255,000.0000
                                    FBO CORPORATE SWEEP CUSTOMER
                                    CASH MANAGEMENT OERATIONS                              66.54%
                                    770 W BROAD STREET LOC 16-0347
                                    COLUMBUS OH  43222-1419


      1100009357-2                  WHEAT FIRST SECURITIES                        10,206,985.4300
                                     PO BOX 6629
                                     GLEN ALLEN VA  23058-6629                             21.05%


      1100020487-9                  NATIONAL CITY BANK                             3,143,904.8200
                                    FBO PCG/RETAIL SWEEP CUSTOMER
                                    770 W BROAD ST LOC 16-0347                              6.49%
                                    COLUMBUS OH  43222-1419


  ARMADA MONEY MARKET FUND A SHARES

    ACCOUNT NUMBER                  REGISTRATION                                       TOTAL SHRS

            9908-2                  NATIONAL CITY MI/IL                            342,803,000.00
                                    FBO CORPORATE SWEEP CUSTOMER
                                    CASH MANAGEMENT OERATIONS                              16.32%
                                    770 W BROAD STREET LOC 16-0347
                                    COLUMBUS OH  43222-1419


         1100003549-1               PENNSYLVANIA                                   318,709,000.00
                                    FBO CORPORATE AUTOSWEEP CUSTOMERS
                                    C/O NATIONAL CITY BANK OF PA                           15.17%
                                    300 FOURTH STREET  2-191
                                    PITTSBURGH PA  15222-2003


      1100009357-2                  WHEAT FIRST SECURITIES                         877,436,464.97
                                    PO BOX 6629
                                    GLEN ALLEN VA  23058-6629                              41.76%


      1100009614-2                  NATIONAL CITY BANK                             345,815,000.00
                                    FBO CORPORATE AUTOSWEEP
                                    770 W BROAD ST LOC 16-0347                             16.46%
                                    COLUMBUS OH  43222-1419

 ARMADA GOV'T MONEY MARKET A SHARES

    ACCOUNT NUMBER                   REGISTRATION                                      TOTAL SHRS
            9908-2                  NATIONAL CITY MI/IL                            302,513,000.00
                                    FBO CORPORATE SWEEP CUSTOMER
                                    CASH MANAGEMENT OERATIONS                              39.95%
                                    770 W BROAD STREET LOC 16-0347
                                    COLUMBUS OH  43222-1419


      1100003549-1                  PENNSYLVANIA                                   261,671,000.00
                                    FBO CORPORATE AUTOSWEEP CUSTOMERS
                                    C/O NATIONAL CITY BANK OF PA                           34.55%
                                    300 FOURTH STREET  2-191
                                    PITTSBURGH PA  15222-2003


      1100009357-2                  WHEAT FIRST SECURITIES                        88,764,864.2600
                                    PO BOX 6629
                                    GLEN ALLEN VA  23058-6629                              11.72%


       1100009614-2                 NATIONAL CITY BANK                            76,722,000.0000
                                    FBO CORPORATE AUTOSWEEP
                                    770 W BROAD STREET LOC 16-0347                         10.13%
                                    COLUMBUS OH  43222-1419

 ARMADA TAX EXMPT MONEY MARKET A SHARES

    ACCOUNT NUMBER                  REGISTRATION                                       TOTAL SHRS
            9890-2                  NATIONAL CITY MI/IL                           16,383,636.3100
                                    FBO CORPORATE PCG/RETAIL SWEEP CUST
                                    CASH MANAGEMENT OPERATIONS                              5.16%
                                    770 W BROAD STREET LOC 16-0347
                                    COLUMBUS OH  43222-1419


      1100009357-2                  FIRST CLEARING CORPORATION                     159,259,343.21
                                    PO BOX 6629
                                    GLEN ALLEN VA  23058-6629                              50.12%


      1100009614-2                  NATIONAL CITY BANK                            57,027,000.0000
                                    FBO CORPORATE AUTOSWEEP
                                    770 W BROAD ST LOC 16-0347                             17.95%
                                    COLUMBUS OH  43222-1419


      1100020487-9                  NATIONAL CITY BANK                            49,463,562.1400
                                    FBO PCG/RETAIL SWEEP CUSTOMER
                                    770 W BROAD STREET LOC 16-0347                         15.57%
                                    COLUMBUS OH  43222-1419


 ARMADA EQUITY GROWTH FUND A SHARES

    ACCOUNT NUMBER                  REGISTRATION                                       TOTAL SHRS

            9248-7                  STATE STREET BANK & TRUST TTEE                 4,079,523.5910
                                    FBO FIRST ENERGY CORP SAVINGS PLAN
                                    DTD 7/1/98                                             75.16%
                                    105 ROSEMONT AVE WES/IN
                                    WESTWOOD MA  02090-2318


ARMADA INTERMEDIATE BOND FUND A SHARES

    ACCOUNT NUMBER                   REGISTRATION                                      TOTAL SHRS


ARMADA OHIO TAX EXEMPT BOND A SHARES

    ACCOUNT NUMBER                  REGISTRATION                                       TOTAL SHRS

      6230000049-2                  FIRST CLEARING CORPORATION                        57,349.9920
                                    A/C 1548-8990
                                    WILLIAM D BIRD                                          5.19%
                                    7617 BELLFLOWER RD
                                    MENTOR OH  44060-3950


      6230000052-8                  FIRST CLEARING CORPORATION                       461,676.1480
                                    A/C 3198-9668
                                    HARRY E FIGGIE JR TRUST                                41.76%
                                    HARRY E FIGGIE JR TTEE
                                    37001 SHAKER BLVD
                                    CHAGRIN FALLS OH  44022-6643


 ARMADA LIMITED MATURITY BOND A SHARES

    ACCOUNT NUMBER                  REGISTRATION                                       TOTAL SHRS

           14524-0                  SOY CAPITAL AG SERVICES & TRUST CO                27,550.7000
                                    455 N MAIN ST
                                    DECATUR IL  62523-1103                                  5.26%


  ARMADA LARGE CAP VALUE FUND A SHARES

    ACCOUNT NUMBER                  REGISTRATION                                       TOTAL SHRS


ARMADA TOTAL RETURN ADVANTAGE A SHARES

    ACCOUNT NUMBER                  REGISTRATION                                       TOTAL SHRS

           11332-4                  MAHONING NAT BANK  OF YOUNGSTOWN                   5,848.7940
                                    FBO RICHARD WINIFRED
                                    ATTN  TRUST DEPARTMENT                                  5.82%
                                    PO BOX 419
                                    FINDLAY OH  45839-0419


          401682-5                  SHELDON & CO                                       5,473.1740
                                    C/O NATIONAL CITY BANK
                                    TRUST MUTUAL FUNDS                                      5.44%
                                    PO BOX 94777
                                    CLEVELAND OH  44101-4777


       440005063-0                  ARGO TOOL CORPORATION 401K PLAN                    5,343.8630
                                    LASZLO N REPAY
                                    ATTN LINDA REPAY                                        5.32%
                                    PERSONAL AND CONFIDENTIAL
                                    1962 CASE PARKWAY N
                                    TWINSBURG OH  44087


ARMADA SMALL CAP VALUE FUND A SHARES

    ACCOUNT NUMBER                  REGISTRATION                                       TOTAL SHRS

           14087-6                  NATIONWIDE TRUST COMPANY FSB                      40,321.2670
                                    C/O IPO PORTFOLIO ACCOUNTING
                                    PO BOX 182029                                           5.29%
                                    COLUMBUS OH  43218-2029

ARMADA PA TAX EXMPT MONEY MKT I SHARES

    ACCOUNT NUMBER                  REGISTRATION                                       TOTAL SHRS
      1100021903-9                  NATIONAL CITY BANK                           136,091,249.3000
                                    TRUST OPERATIONS
                                    OPERATIONS CENTER                                      97.67%
                                    3RD FLOOR  NORTH ANNEX
                                    4100 W. 150 TH STREET
                                    CLEVELAND OH  44135-1389

 ARMADA PA MUNICIPAL BOND FUND I SHARES

    ACCOUNT NUMBER                  REGISTRATION                                       TOTAL SHRS

        10024109-9                  SHELDON & CO                                   4,136,942.7400
                                    PO BOX 94984
                                    ATTN: TRUST MUTUAL FUNDS                               93.19%
                                    CLEVELAND OH  44101-4984


 ARMADA BOND FUND I SHARES

    ACCOUNT NUMBER                  REGISTRATION                                       TOTAL SHRS

            8001-7                  NATIONAL CITY BANK                            15,100,205.8170
                                    ATTN TRUST MUTUAL FUNDS
                                    PO BOX 94984                                           18.06%
                                    CLEVELAND OH  44101-4984


        10023342-1                  SHELDON & CO                                  17,438,671.5510
                                    C/O NATIONAL CITY BANK
                                    TRUST MUTUAL FUNDS                                     20.86%
                                    PO BOX 94777
                                    CLEVELAND OH  44101-4777


        10024109-9                  SHELDON & CO                                  17,566,124.6430
                                    PO BOX 94984
                                    ATTN: TRUST MUTUAL FUNDS                               21.01%
                                    CLEVELAND OH  44101-4984

         10036917-5                 SHELDON & CO. (CASH/REINV)                    31,288,772.1580
                                    C/O NATIONAL CITY BANK
                                    ATTN: TRUST MUTUAL FUNDS                               37.43%
                                    PO BOX 94777
                                    CLEVELAND OH  44101-4777

ARMADA GNMA FUND I SHARES

    ACCOUNT NUMBER                  REGISTRATION                                       TOTAL SHRS
        10023342-1                  SHELDON & CO                                   2,106,945.3620
                                    C/O NATIONAL CITY BANK
                                    TRUST MUTUAL FUNDS                                     15.51%
                                    PO BOX 94777
                                    CLEVELAND OH  44101-4777


        10024109-9                  SHELDON & CO TTEE                              8,372,540.7580
                                    C/O NATIONAL CITY BANK
                                    TRUST MUTUAL FDS                                       61.62%
                                    PO BOX 94984
                                    CLEVELAND OH  44101-4984


        10036917-5                  SHELDON & CO                                   3,034,139.1420
                                    C/O NATIONAL CITY BANK
                                    TRUST MUTUAL FDS                                       22.33%
                                    PO BOX 94777
                                    CLEVELAND OH  44101-4777

 ARMADA PA TAX EXMPT MONEY MKT A SHARES

    ACCOUNT NUMBER                  REGISTRATION                                       TOTAL SHRS
      1100003549-1                  PENNSYLVANIA                                  28,850,000.0000
                                    FBO CORPORATE AUTOSWEEP CUSTOMERS
                                    C/O NATIONAL CITY BANK OF PA                           44.09%
                                    300 FOURTH STREET  2-191
                                    PITTSBURGH PA  15222-2003

  1100009534-7                      PENNSYLVANIA                                  32,591,433.8300
                                    NATIONAL CITY BANK OF PENNSYLVANIA
                                    FBO PCG/RETAIL SWEEP CUSTOMERS                         49.81%
                                    CASH MANAGEMENT OPERATIONS
                                    770 W BROAD ST. LOC. 16-0347
                                    COLUMBUS OH  43222-1419


 ARMADA PA MUNICIPAL BOND FUND A SHARES

    ACCOUNT NUMBER                  REGISTRATION                                       TOTAL SHRS

           14152-9                  NATIONAL FINANCIAL SERVICES CORP                   5,438.1900
                                    FBO GARY S LENGEL
                                    BIN  # TGA-100897                                       9.53%
                                    200 LIBERTY ST # FL
                                    NEW YORK NY  10281-1003


           14540-2                  FIRST CLEARING CORP                               10,262.7520
                                    FBO SARA ZIMMER
                                    ACCT# 8963-5901                                        17.98%
                                    PO BOX 1357
                                    RICHMOND VA  23218-1357


      6680000001-1                  FIRST CLEARING CORPORATION                         8,587.1490
                                    A/C 7618-3716
                                    HELGA A. SUHR                                          15.04%
                                    750 CHARTER DR #E-11
                                    LONGS SC  29568-5857


      6680000015-0                  FIRST CLEARING CORPORATION                         3,123.2590
                                    A/C 5356-5893
                                    OLGA-JOETTE J LORD &                                    5.47%
                                    DAVID R LORD
                                    PO BOX 681
                                    FRANKLIN PA  16323-0681

         6680000016-3               FIRST CLEARING CORPORATION                        10,554.9240
                                    A/C 1054-0958
                                    JAMES L AIELLO AND                                     18.49%
                                    CRYSTEL GABRICH
                                    141 CIRCLE DR
                                    PITTSBURGH PA  15228-2120


      6680000019-2                  FIRST CLEARING CORPORATION                         2,957.9640
                                    A/C 5998-1883
                                    MARGARET M MOONEY                                       5.18%
                                    301 LAUREL ST
                                    MC KEES ROCKS PA  15136-3314


 ARMADA PA MUNICIPAL BOND FUND A SHARES

    ACCOUNT NUMBER                  REGISTRATION                                       TOTAL SHRS
      6680000020-2                  FIRST CLEARING CORPORATION                         7,792.0620
                                    A/C 8434-2907
                                    THIEL COLLEGE                                          13.65%
                                    75 COLLEGE AVENUE
                                    GREENVILLE PA  16125-2186


 ARMADA BOND FUND A SHARES

    ACCOUNT NUMBER                  REGISTRATION                                       TOTAL SHRS

           14524-0                  SOY CAPITAL AG SERVICES & TRUST CO                51,869.1360
                                    455 N MAIN ST
                                    DECATUR IL  62523-1103                                  5.49%

 ARMADA GNMA FUND A SHARES

    ACCOUNT NUMBER                  REGISTRATION                                       TOTAL SHRS

      6720000063-6                  NFSC FEBO # Z10-075400                            18,942.9870
                                    LANA S CHADWICK TTEE
                                    CHADWICK IRREV CHARITABLE UNI                          11.74%
                                    U/A 01/20/93
                                    4719 KITTIWAKE CT
                                    NAPLES FL  34119-8864

      6720000075-9                  FIRST CLEARING CORPORATION                        13,120.4290
                                    A/C 8043-6048
                                    TERRY R SHIRLEY IRA ROLLOVER                            8.13%
                                    FCC AS CUSTODIAN
                                    3513 N BIGELOW
                                    PEORIA IL  61604-1602


 ARMADA INTERNATIONAL EQUITY I SHARES

    ACCOUNT NUMBER                  REGISTRATION                                       TOTAL SHRS

            9807-0                  KEY BANK NA TTEE FBO                           2,987,646.4070
                                    FOUNDATION BALANCED FUND
                                    A/C 04 66 300                                           5.40%
                                    PO BOX 94871
                                    CLEVELAND OH  44101-4871


        10023342-1                  SHELDON & CO. (REINV)                         18,591,630.3360
                                    ATTN TRUST MUTUAL FUNDS
                                    ACCOUNT #10023342                                      33.57%
                                    PO BOX 94777
                                    CLEVELAND OH  44101-4777


        10024109-9                  SHELDON & CO TTEE                             19,652,964.3350
                                    C/O NATIONAL CITY BANK
                                    TRUST MUTUAL FDS                                       35.49%
                                    PO BOX 94984
                                    CLEVELAND OH  44101-4984


        10036917-5                  SHELDON & CO                                  10,901,117.8500
                                    C/O  NATIONAL CITY BANK
                                    TRUST MUTUAL FDS                                       19.69%
                                    PO BOX 94777
                                    CLEVELAND OH  44101-4777

ARMADA INTERNATIONAL EQUITY A SHARES

    ACCOUNT NUMBER                  REGISTRATION                                       TOTAL SHRS

       678000027-2                  WAYNE HUMMER INVESTMENTS LLC                      96,119.1040
                                    050-87118-19
                                    ATTN: MUTUAL FUNDS                                      6.03%
                                    P.O. BOX 750
                                    CHICAGO, IL 60690


       678000038-2                  NATIONAL INVESTOR SERVICES FBO                   159,914.7120
                                    507-61506-13
                                    55 WATER STREET,32ND FLOOR                             10.04%
                                    NEW YORK NY 10041

 ARMADA SMALL CAP GROWTH FUND A

    ACCOUNT NUMBER                  REGISTRATION                                       TOTAL SHRS


 ARMADA CORE EQUITY FUND I SHARES

    ACCOUNT NUMBER                  REGISTRATION                                       TOTAL SHRS

        10023342-1                  SHELDON & CO                                   8,865,905.9210
                                    C/O NATIONAL CITY BANK
                                    TRUST MUTUAL FUNDS                                     90.16%
                                    PO BOX 94777
                                    CLEVELAND OH  44101-4777


        10024109-9                  SHELDON & CO TTEE                                561,643.3880
                                    C/O NATIONAL CITY BANK
                                    TRUST MUTUAL FDS                                        5.71%
                                    PO BOX 94777
                                    CLEVELAND OH  44101-4777
 ARMADA CORE EQUITY FUND A SHARES

    ACCOUNT NUMBER                  REGISTRATION                                       TOTAL SHRS




ARMADA TREASURY PL MONEY MKT I SHARES

    ACCOUNT NUMBER                  REGISTRATION                                       TOTAL SHRS

            8010-1                  NATIONAL CITY                                 20,691,096.0100
                                    MONEY MARKET UNIT/LOC 5312
                                    4100 W 150TH ST                                         9.48%
                                    CLEVELAND OH  44135-1389


          400462-0                  NATIONAL CITY INDIANA                          196,281,334.27
                                    TRUST OPERATIONS
                                    MONEY MARKET 5312                                      89.91%
                                    PO BOX 94777
                                    CLEVELAND OH  44101-4777


 ARMADA MID CAP GROWTH I SHARES

         ACCOUNT NUMBER             REGISTRATION                                       TOTAL SHRS

            8000-4                  NATIONAL CITY BANK                             7,724,624.9500
                                    ATTN TRUST MUTUAL FUNDS
                                    PO BOX 94984                                           33.01%
                                    CLEVELAND OH  44101-4984


        10023342-1                  SHELDON & CO. (REINV)                          7,248,771.0050
                                    ATTN TRUST MUTUAL FUNDS
                                    ACCOUNT #10023342                                      30.98%
                                    PO BOX 94777
                                    CLEVELAND OH  44101-4777


        10024109-9                  SHELDON & CO TTEE                              5,357,866.4870
                                    C/O NATIONAL CITY BANK
                                    TRUST MUTUAL FDS                                       22.90%
                                    PO BOX 94777
                                    CLEVELAND OH  44101-4777

         10036917-5                 SHELDON & CO                                   2,879,012.6980
                                    C/O NATIONAL CITY BANK
                                    TRUST MUTUAL FDS                                       12.30%
                                    PO BOX 94777
                                    CLEVELAND OH  44101-4777


ARMADA MID CAP GROWTH A SHARES

         ACCOUNT NUMBER             REGISTRATION                                       TOTAL SHRS


ARMADA US GOVERNMENT INCOME I SHARES

         ACCOUNT NUMBER             REGISTRATION                                       TOTAL SHRS

                   8001-7           NATIONAL CITY BANK                             2,167,484.6850
                                    ATTN TRUST MUTUAL FUNDS
                                    PO BOX 94984                                           10.87%
                                    CLEVELAND OH  44101-4984


        10023342-1                  SHELDON & CO. (REINV)                          2,481,136.2140
                                    ATTN TRUST MUTUAL FUNDS
                                    ACCOUNT #10023342                                      12.44%
                                    PO BOX 94777
                                    CLEVELAND OH  44101-4777


        10024109-9                  SHELDON & CO TTEE                             12,130,707.2550
                                    C/O NATIONAL CITY BANK
                                    TRUST MUTUAL FDS                                       60.82%
                                    PO BOX 94777
                                    CLEVELAND OH  44101-4777


        10036917-5                  SHELDON & CO                                   2,735,467.3300
                                    C/O  NATIONAL CITY BANK
                                    TRUST MUTUAL FDS                                       13.71%
                                    PO BOX 94777
                                    CLEVELAND OH  44101-4777


 ARMADA US GOVERNMENT INCOME A SHARES

         ACCOUNT NUMBER             REGISTRATION                                       TOTAL SHRS


 ARMADA MICHIGAN MUNI BOND I SHARES

         ACCOUNT NUMBER             REGISTRATION                                       TOTAL SHRS

        10023342-1                  SHELDON & CO. (REINV)                          1,682,640.2600
                                    ATTN TRUST MUTUAL FUNDS
                                            ACCOUNT #10023342                              12.81%
                                            PO BOX 94777
                                            CLEVELAND OH  44101-4777


        10024109-9                  SHELDON & CO TTEE                             11,106,667.1840
                                            C/O NATIONAL CITY BANK
                                            TRUST MUTUAL FDS                               84.54%
                                            PO BOX 94777
                                            CLEVELAND OH  44101-4777


 ARMADA MICHIGAN MUNI BOND A SHARES

         ACCOUNT NUMBER             REGISTRATION                                       TOTAL SHRS

       960000005-8                  MCDONALD INVESTMENTS INC FBO                     251,330.3540
                                    35617487
                                    4900 TIEDEMAN ROAD                                     12.63%
                                    BROOKLYN OH  44144-2338


      9600000030-2                  FIRST CLEARING CORPORATION                       495,603.1360
                                    A/C 7477-2627
                                    HENRY JOSEPH STANFORD TTEE                             24.91%
                                    HENRY JOSEPH STANFORD TRUST
                                    PO BOX 2507
                                    ANN ARBOR MI  48106-2507


ARMADA LARGE CAP ULTRA FUND I SHARES

         ACCOUNT NUMBER             REGISTRATION                                       TOTAL SHRS
                    8000-4          NATIONAL CITY BANK                             1,412,212.7020
                                    ATTN TRUST MUTUAL FUNDS
                                    PO BOX 94984                                           10.22%
                                    CLEVELAND OH  44101-4984


        10023342-1                  SHELDON & CO. (REINV)                          6,061,363.7960
                                    ATTN TRUST MUTUAL FUNDS
                                    ACCOUNT #10023342                                      43.88%
                                    PO BOX 94777
                                    CLEVELAND OH  44101-4777


        10024109-9                  SHELDON & CO TTEE                              3,623,241.3820
                                    C/O NATIONAL CITY BANK
                                    TRUST MUTUAL FDS                                       26.23%
                                    PO BOX 94777
                                    CLEVELAND OH  44101-4777



        10036917-5                  SHELDON & CO                                   1,928,547.8380
                                    C/O NATIONAL CITY BANK
                                    TRUST MUTUAL FDS                                       13.96%
                                    PO BOX 94777
                                    CLEVELAND OH  44101-4777


 ARMADA LARGE CAP ULTRA FUND A SHARES

         ACCOUNT NUMBER             REGISTRATION                                       TOTAL SHRS


ARMADA AGGRESSIVE ALLOCATION FUND A SHARES

         ACCOUNT NUMBER             REGISTRATION                                       TOTAL SHRS

           14083-4                  NATIONAL CITY CORPORATION                        251,236.8510
                                    ATTN CORP TREASURY
                                    1900 EAST NINTH STREET                                 94.51%
                                    LOC 01-2101
                                    CLEVELAND OH  44114-3484


ARMADA AGGRESSIVE ALLOCATION FUND I SHARES

         ACCOUNT NUMBER             REGISTRATION                                       TOTAL SHRS

           14075-3                  NATCITY INVESTMENTS                              251,605.1450
                                    ATTN PAUL FABRIZI
                                    LOC #3070                                              87.91%
                                    1965 E 6TH ST
                                    CLEVELAND OH  44114-2226


        10024109-9                  SHELDON & CO                                      34,514.7790
                                    PO BOX 94984
                                    ATTN: TRUST MUTUAL FUNDS                               12.06%
                                    CLEVELAND OH  44101-4984

 ARMADA CONSERVATIVE ALLOCATION FUND A SHARES

         ACCOUNT NUMBER             REGISTRATION                                       TOTAL SHRS

           14083-4                  NATIONAL CITY CORPORATION                        254,706.1490
                                    ATTN CORP TREASURY
                                    1900 EAST NINTH STREET                                 99.14%
                                    LOC 01-2101
                                    CLEVELAND OH  44114-3484

ARMADA CONVERVATIVE ALLOCATION FUND I SHARES

         ACCOUNT NUMBER             REGISTRATION                                       TOTAL SHRS

           14075-3                  NATCITY INVESTMENTS                              255,130.5980
                                    ATTN PAUL FABRIZI
                                    LOC #3070                                              90.67%
                                    1965 E 6TH ST
                                    CLEVELAND OH  44114-2226


        10024109-9                  SHELDON & CO                                      26,236.1250
                                    PO BOX 94984
                                    ATTN: TRUST MUTUAL FUNDS                                9.32%
                                    CLEVELAND OH  44101-4984

                                   APPENDIX A
                                   ----------
COMMERCIAL PAPER RATINGS

         A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

         "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations have adequate capacity to meet their financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations are more vulnerable to nonpayment than obligations in higher rating categories but currently has the capacity to meet its financial commitment on the obligation; however, adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "C" - Obligations are currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

         "R" - Obligations are under regulatory supervision owing to their financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

         "SD and D" - Obligations rated "SD" (Selective Default) or "D" has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A "D" rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An "SD" rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class or obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

         Moody's commercial paper ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuers do not fall within any of the Prime rating categories.


         Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.


         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

         "D" - Securities are in actual or imminent payment default.


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

         The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

         "AAA" - An obligation rated "AAA" is the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" has an adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligors rated "BB," "B," "CCC" and "CC" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "CC" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

         "C" - An obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" rating will also be assigned to a preferred stock issue in arrears on dividend or sinking fund payments, but that is currently paying.

         "R" - An obligation rated "R" is under regulatory supervision owing to its financial condition. During the pending of the regulatory supervision the regulators may have the power to favor one class over others or pay some obligations and not others. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

         "SD and D"- An obligation rated "SD" (Selective Default) or "D" has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A "D" rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An "SD" rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class or obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

         - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         "Caa " - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes long-term ratings used by Fitch:

         "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

         "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC", "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

         "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

MUNICIPAL NOTE RATINGS

         A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

         "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

         "MIG-3"/"VMIG-3" - This designation denotes acceptable credit. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

                                   APPENDIX B
                                   ----------

                  As stated in the Prospectus, the Small Cap Value, Equity Growth, Equity Income, Small Cap Growth, International Equity, Equity Index, Tax Managed Equity and Balanced Allocation Funds (the "Funds") may enter into certain futures transactions and options for hedging purposes. Such transactions are described in this Appendix.

INTEREST RATE FUTURES CONTRACTS

                  USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

                  The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

                  DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

                  Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

                  Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

                  A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

                  EXAMPLE OF FUTURES CONTRACT SALE. The Fund may engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security held by the Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The adviser wants to fix the current market value of this fund security until some point in the future. Assume the fund security has a market value of 100, and the adviser believes that because of an anticipated rise in interest rates, the value will decline to
95. The Fund might enter into futures contract sales of Treasury bonds for a equivalent of 98. If the market value of the fund security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

                  In that case, the five point loss in the market value of the fund security would be offset by the five point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

                  The adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the fund securities, including the fund security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

                  If interest rate levels did not change, the Fund in the above example might incur a loss (which might be reduced by a offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

                  EXAMPLE OF FUTURES CONTRACT PURCHASE. The Fund may engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of a expected increase in market price of the long-term bonds that the Fund may purchase.

                  For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5 point increase in the price that the Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.

                  The adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

                  If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the Fund, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

INDEX FUTURES CONTRACTS

                  GENERAL. A bond or stock index assigns relative values to the bonds or stocks included in the index which fluctuates with changes in the market values of the bonds or stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's Ratings Group 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes or indexes based on an industry or market segment, such as oil and gas stocks.

                  Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

                  The Fund may sell index futures contracts in order to offset a decrease in market value of its fund securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its fund as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund may purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

                  In addition, the Fund may utilize index futures contracts in anticipation of changes in the composition of its fund holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the fund will decline prior to the time of sale.

MARGIN PAYMENTS

                  Unlike purchase or sales of fund securities, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Custodian or a subcustodian an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

                  There are several risks in connection with the use of futures by the Fund as hedging devices. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the advisers. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the adviser.

                  Where futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

                  In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the advisers may still not result in a successful hedging transaction over a short time frame.

                  Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge fund securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

                  Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

                  Successful use of futures by the Fund is also subject to the adviser's ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON FUTURES CONTRACTS

                  The Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. The Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

                  Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

OTHER MATTERS

                  Accounting for futures contracts will be in accordance with generally accepted accounting principles.

                                  ARMADA FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN
 THE STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 1, 2001 THAT RELATES TO CLASS A, B, C AND I SHARES OF ARMADA FUNDS AND SHOULD BE READ IN CONJUNCTION
                   WITH THE STATEMENT OF ADDITIONAL INFORMATION


On page 72 of the Statement of Additional Information, the second full paragraph is hereby deleted and replaced by the following:

                  As described in the applicable Prospectuses, Class I Shares of the Funds are sold to certain qualified investors at their net asset value without a sales charge. Class A Shares of the non-money market funds are sold to public investors at the public offering price based on a Fund's net asset value plus a front-end load or sales charge as described in the Prospectuses for Class A, Class B and Class C Shares. Class B Shares of the Money Market Fund and Tax Exempt Money Market Fund are available only to the holders of Class B Shares of another Fund who wish to exchange their Class B Shares of such other Fund for Class B Shares of the Money Market Fund or Tax Exempt Money Market Fund. Class B Shares of the Funds are sold to public investors at net asset value but are subject to a contingent deferred sales charge which is payable upon redemption of such shares as described in the Prospectus for Class A, Class B and Class C Shares. Class C Shares of the Money Market Fund are available only to the holders of Class C Shares of another Fund who wish to exchange their Class C Shares of another Fund for Class C Shares of the Money Market Fund. Class C Shares of the Funds are sold to public investors at net asset value but are subject to a 1.00% contingent deferred sales charge which is payable upon redemption of such shares within the first eighteen months after purchase, as described in the Prospectuses for Class A, Class B and Class C Shares. There is no sales load or contingent deferred sales charge imposed for shares acquired through the reinvestment of dividends or distributions on such shares.


Additionally, the section titled "Miscellaneous" on pages 121-155 is hereby deleted and replaced by the following:

                                  MISCELLANEOUS
                                  -------------

                  The Trust bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under federal and state securities regulations.

                  As used in the Prospectus, "assets belonging to the Fund" means the consideration received by the Trust upon the issuance of shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to the Fund. In determining the Fund's net asset value, assets belonging to a Fund are charged with the liabilities in respect of that Fund.

                  As of November 27, 2001, the following persons owned of record 5 percent or more of the shares of the Funds of the Trust:

ARMADA EQUITY INDEX FUND A SHARES

ACCOUNT NUMBER             REGISTRATION                          TOTAL SHRS

      2600000287-5         FIRST CLEARING CORPORATION             44,510.9660
                           A/C 6956-8888
                           DR FRANK RADOSEVICH IRA                       5.92%
                           FCC AS CUSTODIAN
                           5632 N ISABELL
                           PEORIA IL  61614-4135


ARMADA EQUITY INDEX FUND I SHARES

ACCOUNT NUMBER             REGISTRATION                          TOTAL SHRS

            8000-4         NATIONAL CITY BANK                  8,309,419.7370
                           ATTN TRUST MUTUAL FUNDS
                           PO BOX 94984                                 56.08%
                           CLEVELAND OH  44101-4984


        10023342-1         SHELDON & CO. (REINV)               9,048,621.3660
                           ATTN TRUST MUTUAL FUNDS
                           ACCOUNT #10023342                            27.72%
                           PO BOX 94777
                           CLEVELAND OH  44101-4777


        10024109-9         SHELDON & CO TTEE                   1,925,008.0950
                           C/O NATIONAL CITY BANK
                           PO BOX 94777                                  5.90%
                           CLEVELAND OH  44101-4777

        10036917-5         SHELDON & CO. (CASH/REINV)             1,839,414.9160
                           C/O NATIONAL CITY BANK
                           ATTN: TRUST MUTUAL FUNDS                       5.63 %
                           PO BOX 94777
                           CLEVELAND OH  44101-4777


ARMADA OHIO MUNI MONEY MARKET I SHARES

ACCOUNT NUMBER             REGISTRATION                          TOTAL SHRS

              37-2         NATIONAL CITY BANK                   217,335,192.5200
                           OPERATIONS CENTER
                           3RD FLOOR NORTH ANNEX                         92.74 %
                           4100 W. 150TH STREET
                           CLEVELAND OH  44135-1389


          400567-4         NATCITY INVESTMENTS                   15,705,451.0600
                           ATTN JO BREDT
                           1965 EAST SIXTH STREET LOC #3090               6.70 %
                           CLEVELAND OH  44114-2226


ARMADA BALANCED ALLOCATION A SHARES

ACCOUNT NUMBER             REGISTRATION                          TOTAL SHRS


ARMADA BALANCED ALLOCATION I SHARES

ACCOUNT NUMBER             REGISTRATION                          TOTAL SHRS

            8000-4         NATIONAL CITY BANK                    14,236,109.5360
                           ATTN TRUST MUTUAL FUNDS
                           PO BOX 94984                                  77.12 %
                           CLEVELAND OH  44101-4984


        10023342-1         SHELDON & CO. (REINV)                  2,581,702.5450
                           ATTN TRUST MUTUAL FUNDS
                           ACCOUNT #10023342                             13.99 %
                           PO BOX 94777
                           CLEVELAND OH  44101-4777

        10024109-9                  SHELDON & CO TTEE            1,110,965.5380
                                    C/O NATIONAL CITY BANK
                                    TRUST MUTUAL FDS                       6.02%
                                    PO BOX 94777
                                    CLEVELAND OH  44101-4777


ARMADA TAX MANAGED EQUITY I SHARES

ACCOUNT NUMBER             REGISTRATION                             TOTAL SHRS

        10024109-9         SHELDON & CO TTEE                     8,450,783.0550
                           C/O NATIONAL CITY BANK
                           TRUST MUTUAL FDS                               50.56%
                           PO BOX 94777
                           CLEVELAND OH  44101-4777


        10036917-5         SHELDON & CO TTEE                     7,450,457.0270
                           C/O NATIONAL CITY BANK
                           PO BOX 94777                                   44.58%
                           ATTN: TRUST MUTUAL FUNDS
                           CLEVELAND OH  44101-4777


ARMADA NAT'L TAX EXEMPT BOND I SHARES

ACCOUNT NUMBER             REGISTRATION                             TOTAL SHRS

        10024109-9         SHELDON & CO TTEE                    11,295,571.8940
                           C/O NATIONAL CITY BANK
                           TRUST MUTUAL FDS                               72.42%
                           PO BOX 94777
                           CLEVELAND OH  44101-4777


        10036917-5         SHELDON & CO                          3,471,460.4690
                           C/O NATIONAL CITY BANK
                           TRUST MUTUAL FDS                               22.26%
                           PO BOX 94777
                           CLEVELAND OH  44101-4777

ARMADA TREASURY PL MONEY MKT A SHARES

ACCOUNT NUMBER             REGISTRATION                          TOTAL SHRS

      8515000365-5         SARASOTA SAILING SQUADRON INC             69,063.5900
                           P O BOX 1927
                           SARASOTA FL  34230-1927                       82.46 %


 ARMADA TAX MANAGED EQUITY A SHARES

ACCOUNT NUMBER             REGISTRATION                          TOTAL SHRS

      3600000576-5         NFSC FEBO  # Z41-257923                   80,117.6580
                           ALLISON P VANHARTESVELDT
                           TSO EURSWA                                     5.52 %
                           PSC 817, BOX 8
                           FPO NY  09622


ARMADA NAT'L TAX EXEMPT BOND A SHARES

ACCOUNT NUMBER             REGISTRATION                          TOTAL SHRS

      3880000002-3         FIRST CLEARING CORPORATION               373,605.3970
                           A/C 1143-7442
                           BILL ANEST                                    53.92 %
                           400 S CURRAN
                           GRAYSLAKE IL  60030-9202


ARMADA OHIO MUNI MONEY MARKET A SHARES

ACCOUNT NUMBER             REGISTRATION                          TOTAL SHRS

      1100020487-9         NATIONAL CITY BANK                    49,729,037.6600
                           FBO PCG/RETAIL SWEEP CUSTOMER
                           770 W BROAD STREET LOC 16-0347                93.69 %
                           COLUMBUS OH  43222-1419

ARMADA MONEY MARKET FUND I SHARES

ACCOUNT NUMBER             REGISTRATION                          TOTAL SHRS

              37-2         NATIONAL CITY BANK                 2,503,281,662.3600
                           OPERATIONS CENTER
                           3RD FLOOR NORTH ANNEX                         61.24 %
                           4100 W. 150TH STREET
                           CLEVELAND OH  44135-1389


        10034964-5         NATIONAL CITY BANK                 1,105,054,924.1700
                           TRUST OPERATIONS
                           OPERATIONS CENTER                             27.03 %
                           3RD FLOOR NORTH ANNEX
                           4100 W. 150TH STREET
                           CLEVELAND OH  44135-1389


ARMADA TAX EXMPT MONEY MARKET I SHARES

ACCOUNT NUMBER             REGISTRATION                          TOTAL SHRS

              37-2         NATIONAL CITY BANK                   442,511,231.2800
                           OPERATIONS CENTER
                           3RD FLOOR NORTH ANNEX                         87.76 %
                           4100 W. 150TH STREET
                           CLEVELAND OH  44135-1389


        10034857-8         NATIONAL CITY BANK                    51,108,351.7700
                           TRUST OPERATIONS
                           OPERATIONS CENTER                             10.14 %
                           3RD FLOOR NORTH ANNEX
                           4100 W 150TH STREET
                           CLEVELAND OH  44135-1389

ARMADA GOV'T MONEY MARKET I SHARES

ACCOUNT NUMBER             REGISTRATION                          TOTAL SHRS

              37-2         NATIONAL CITY BANK                 1,761,923,043.8600
                           OPERATIONS CENTER
                           3RD FLOOR NORTH ANNEX                         93.79 %
                           4100 W. 150TH STREET
                           CLEVELAND OH  44135-1389


ARMADA TREASURY MONEY MARKET I SHARES

ACCOUNT NUMBER             REGISTRATION                          TOTAL SHRS

              37-2         NATIONAL CITY BANK                   444,948,668.4500
                           OPERATIONS CENTER
                           3RD FLOOR NORTH ANNEX                         90.45 %
                           4100 W. 150TH STREET
                           CLEVELAND OH  44135-1389


          400567-4         NATCITY INVESTMENTS INC               35,000,000.0000
                           ATTN JO BREDT
                           1965 EAST SIXTH STREET LOC #3090               7.12 %
                           CLEVELAND OH  44114-2226


ARMADA SMALL CAP GROWTH FUND I SHARES

ACCOUNT NUMBER             REGISTRATION                          TOTAL SHRS

            8000-4         NATIONAL CITY BANK                     3,953,940.9280
                           ATTN TRUST MUTUAL FUNDS
                           PO BOX 94984                                  14.47 %
                           CLEVELAND OH  44101-4984


        10023342-1         SHELDON & CO. (REINV)                  7,215,961.5550
                           ATTN TRUST MUTUAL FUNDS
                           ACCOUNT #10023342                             26.41 %
                           PO BOX 94777
                           CLEVELAND OH  44101-4777

        10024109-9         SHELDON & CO TTEE                      8,928,059.0100
                           C/O NATIONAL CITY BANK
                           TRUST MUTUAL FDS                              32.68 %
                           PO BOX 94984
                           CLEVELAND OH  44101-4984


        10036917-5         SHELDON & CO                           5,902,533.4180
                           C/O NATIONAL CITY BANK
                           TRUST MUTUAL FDS                              21.61 %
                           PO BOX 94777
                           CLEVELAND OH  44101-4777


ARMADA EQUITY GROWTH FUND I SHARES

ACCOUNT NUMBER             REGISTRATION                          TOTAL SHRS

            8000-4         NATIONAL CITY BANK                    12,537,829.4360
                           ATTN TRUST MUTUAL FUNDS
                           PO BOX 94984                                  33.30 %
                           CLEVELAND OH  44101-4984


        10023342-1         SHELDON & CO                           6,346,030.4770
                           C/O NATIONAL CITY BANK
                           TRUST MUTUAL FUNDS                            16.85 %
                           PO BOX 94777
                           CLEVELAND OH  44101-4777


        10024109-9         SHELDON & CO                           6,133,557.4560
                           PO BOX 94984
                           ATTN: TRUST MUTUAL FUNDS                      16.29 %
                           CLEVELAND OH  44101-4984


        10036917-5         SHELDON & CO. (CASH/REINV)            11,375,756.8910
                           C/O NATIONAL CITY BANK
                           ATTN: TRUST MUTUAL FUNDS                      30.21 %
                           PO BOX 94777
                           CLEVELAND OH  44101-4777

ARMADA INTERMEDIATE BOND FUND I SHARES

ACCOUNT NUMBER             REGISTRATION                          TOTAL SHRS

            8001-7         NATIONAL CITY BANK                     1,673,386.6850
                           ATTN TRUST MUTUAL FUNDS
                           PO BOX 94984                                   5.14 %
                           CLEVELAND OH  44101-4984


        10023342-1         SHELDON & CO. (REINV)                  2,726,275.6120
                           ATTN TRUST MUTUAL FUNDS
                           ACCOUNT #10023342                              8.38 %
                           PO BOX 94984
                           CLEVELAND OH  44101-4984


        10024109-9         SHELDON & CO                          12,119,648.0940
                           PO BOX 94984
                           ATTN: TRUST MUTUAL FUNDS                      37.23 %
                           CLEVELAND OH  44101-4984


        10036917-5         SHELDON & CO                          11,042,653.6410
                           ATTN TRUST MUTUAL FUNDS
                           PO BOX 94984                                  33.93 %
                           CLEVELAND OH  44101-4984


      1100010256-0         SEI TRUST COMPANY                      4,391,231.2380
                           ATTN MUTUAL FUND ADMINISTRATOR
                           ONE FREEDOM VALLEY DRIVE                      13.49 %
                           OAKS PA  19456


ARMADA OHIO TAX EXEMPT BOND I SHARES

ACCOUNT NUMBER             REGISTRATION                          TOTAL SHRS

        10024109-9         SHELDON & CO                          11,302,326.0340
                           FUTURE QUEST-C/O NATIONAL CITY BANK
                           ATTN TRUST MUTUAL FDS/01-999999774            80.71 %
                           PO BOX 94984
                           CLEVELAND OH  44101-4984

        10036917-5         SHELDON & CO. (CASH/REINV)             1,571,722.5930
                           C/O NATIONAL CITY BANK
                           ATTN: TRUST MUTUAL FUNDS                      11.22 %
                           PO BOX 94777
                           CLEVELAND OH  44101-4777


ARMADA LIMITED MATURITY BOND I SHARES

ACCOUNT NUMBER             REGISTRATION                          TOTAL SHRS

            8001-7         NATIONAL CITY BANK                     1,699,667.6760
                           ATTN TRUST MUTUAL FUNDS
                           PO BOX 94984                                   8.59 %
                           CLEVELAND OH  44101-4984


        10023342-1         SHELDON & CO. (REINV)                  5,949,118.6780
                           FUTURE QUEST-C/O NATIONAL CITY BANK
                           ATTN TRUST MUTUAL FDS/01-999999774            30.05 %
                           PO BOX 94777
                           CLEVELAND OH  44101-4777


        10024109-9         SHELDON & CO                           8,620,557.4400
                           FUTURE QUEST-C/O NATIONAL CITY BANK
                           ATTN TRUST MUTUAL FDS/01-999999774            43.55 %
                           PO BOX 94984
                           CLEVELAND OH  44101-4984


        10036917-5         SHELDON & CO TTEE                      3,031,745.7390
                           FUTURE QUEST-C/O NATIONAL CITY BANK
                           ATTN TRUST MUTUAL FDS/01-999999774            15.31 %
                           PO BOX 94777
                           CLEVELAND OH  44101-4777


ARMADA LARGE CAP VALUE FUND I SHARES

ACCOUNT NUMBER             REGISTRATION                          TOTAL SHRS

            8000-4         NATIONAL CITY BANK                     2,873,922.6600
                           ATTN TRUST MUTUAL FUNDS
                           PO BOX 94984                                   7.11 %
                           CLEVELAND OH  44101-4984

        10023342-1         SHELDON & CO. (REINV)                 14,986,101.5940
                           ATTN TRUST MUTUAL FUNDS
                           ACCOUNT #10023342                             37.07 %
                           PO BOX 94777
                           CLEVELAND OH  44101-4777


        10024109-9         SHELDON & CO                           8,796,842.1410
                           PO BOX 94984
                           ATTN: TRUST MUTUAL FUNDS                      21.76 %
                           CLEVELAND OH  44101-4984


        10036917-5         SHELDON & CO. (CASH/REINV)            12,249,881.9400
                           C/O NATIONAL CITY BANK
                           ATTN: TRUST MUTUAL FUNDS                      30.30 %
                           PO BOX 94777
                           CLEVELAND OH  44101-4777


ARMADA TOTAL RETURN ADVANTAGE I SHARES

ACCOUNT NUMBER             REGISTRATION                          TOTAL SHRS

        10023342-1         SHELDON & CO. (REINV)                 15,197,809.9860
                           ATTN: TRUST MUTUAL FUNDS
                           PO BOX 94984                                  55.49 %
                           CLEVELAND OH  44101-4984


        10024109-9         SHELDON & CO                           6,231,757.7510
                           PO BOX 94777
                           ATTN: TRUST MUTUAL FUNDS                      22.75 %
                           CLEVELAND OH  44101-4777


        10036917-5         SHELDON & CO TTEE                      5,407,157.8700
                           C/O NATIONAL CITY BANK
                           PO BOX 94777                                  19.74 %
                           ATTN: TRUST MUTUAL FUNDS
                           CLEVELAND OH  44101-4777

ARMADA SMALL CAP VALUE FUND I SHARES

ACCOUNT NUMBER             REGISTRATION                          TOTAL SHRS

            8000-4         NATIONAL CITY BANK                     5,064,291.9030
                           ATTN TRUST MUTUAL FUNDS
                           PO BOX 94984                                  15.72 %
                           CLEVELAND OH  44101-4984


        10023342-1         SHELDON & CO. (REINV)                  9,691,378.5610
                           ATTN TRUST MUTUAL FUNDS
                           ACCOUNT #10023342                             30.09 %
                           PO BOX 94777
                           CLEVELAND OH  44101-4777


        10024109-9         SHELDON & CO                          10,034,725.3360
                           PO BOX 94984
                           ATTN: TRUST MUTUAL FUNDS                      31.15 %
                           CLEVELAND OH  44101-4984


        10036917-5         SHELDON & CO. (CASH/REINV)             5,355,711.3400
                           C/O NATIONAL CITY BANK
                           ATTN: TRUST MUTUAL FUNDS                      16.63 %
                           PO BOX 94777
                           CLEVELAND OH  44101-4777


ARMADA TREASURY MONEY MARKET A SHARES

ACCOUNT NUMBER             REGISTRATION                          TOTAL SHRS

            9908-2         NATIONAL CITY MI/IL                   32,255,000.0000
                           FBO CORPORATE SWEEP CUSTOMER
                           CASH MANAGEMENT OERATIONS                     66.54 %
                           770 W BROAD STREET LOC 16-0347
                           COLUMBUS OH  43222-1419


      1100009357-2         WHEAT FIRST SECURITIES                10,206,985.4300
                           PO BOX 6629
                           GLEN ALLEN VA  23058-6629                     21.05 %

      1100020487-9         NATIONAL CITY BANK                     3,143,904.8200
                           FBO PCG/RETAIL SWEEP CUSTOMER
                           770 W BROAD ST LOC 16-0347                     6.49 %
                           COLUMBUS OH  43222-1419


ARMADA MONEY MARKET FUND A SHARES

ACCOUNT NUMBER             REGISTRATION                          TOTAL SHRS

            9908-2         NATIONAL CITY MI/IL                    342,803,000.00
                           FBO CORPORATE SWEEP CUSTOMER
                           CASH MANAGEMENT OERATIONS                     16.32 %
                           770 W BROAD STREET LOC 16-0347
                           COLUMBUS OH  43222-1419


      1100003549-1         PENNSYLVANIA                           318,709,000.00
                           FBO CORPORATE AUTOSWEEP CUSTOMERS
                           C/O NATIONAL CITY BANK OF PA                  15.17 %
                           300 FOURTH STREET  2-191
                           PITTSBURGH PA  15222-2003


      1100009357-2         WHEAT FIRST SECURITIES                 877,436,464.97
                           PO BOX 6629
                           GLEN ALLEN VA  23058-6629                     41.76 %


      1100009614-2         NATIONAL CITY BANK                     345,815,000.00
                           FBO CORPORATE AUTOSWEEP
                           770 W BROAD ST LOC 16-0347                    16.46 %
                           COLUMBUS OH  43222-1419


ARMADA GOV'T MONEY MARKET A SHARES

ACCOUNT NUMBER             REGISTRATION                          TOTAL SHRS

            9908-2         NATIONAL CITY MI/IL                    302,513,000.00
                           FBO CORPORATE SWEEP CUSTOMER
                           CASH MANAGEMENT OERATIONS                     39.95 %
                           770 W BROAD STREET LOC 16-0347
                           COLUMBUS OH  43222-1419

      1100003549-1         PENNSYLVANIA                           261,671,000.00
                           FBO CORPORATE AUTOSWEEP CUSTOMERS
                           C/O NATIONAL CITY BANK OF PA                  34.55 %
                           300 FOURTH STREET  2-191
                           PITTSBURGH PA  15222-2003


      1100009357-2         WHEAT FIRST SECURITIES                88,764,864.2600
                           PO BOX 6629
                           GLEN ALLEN VA  23058-6629                     11.72 %


      1100009614-2         NATIONAL CITY BANK                    76,722,000.0000
                           FBO CORPORATE AUTOSWEEP
                           770 W BROAD STREET LOC 16-0347                10.13 %
                           COLUMBUS OH  43222-1419


ARMADA TAX EXMPT MONEY MARKET A SHARES

ACCOUNT NUMBER             REGISTRATION                          TOTAL SHRS

            9890-2         NATIONAL CITY MI/IL                   16,383,636.3100
                           FBO CORPORATE PCG/RETAIL SWEEP CUST
                           CASH MANAGEMENT OPERATIONS                     5.16 %
                           770 W BROAD STREET LOC 16-0347
                           COLUMBUS OH  43222-1419


      1100009357-2         FIRST CLEARING CORPORATION             159,259,343.21
                           PO BOX 6629
                           GLEN ALLEN VA  23058-6629                     50.12 %


      1100009614-2         NATIONAL CITY BANK                    57,027,000.0000
                           FBO CORPORATE AUTOSWEEP
                           770 W BROAD ST LOC 16-0347                    17.95 %
                           COLUMBUS OH  43222-1419


      1100020487-9         NATIONAL CITY BANK                    49,463,562.1400
                           FBO PCG/RETAIL SWEEP CUSTOMER
                           770 W BROAD STREET LOC 16-0347                15.57 %
                           COLUMBUS OH  43222-1419

ARMADA EQUITY GROWTH FUND A SHARES

ACCOUNT NUMBER             REGISTRATION                          TOTAL SHRS

            9248-7         STATE STREET BANK & TRUST TTEE         4,079,523.5910
                           FBO FIRST ENERGY CORP SAVINGS PLAN
                           DTD 7/1/98                                    75.16 %
                           105 ROSEMONT AVE WES/IN
                           WESTWOOD MA  02090-2318


ARMADA INTERMEDIATE BOND FUND A SHARES

ACCOUNT NUMBER             REGISTRATION                          TOTAL SHRS


ARMADA OHIO TAX EXEMPT BOND A SHARES

ACCOUNT NUMBER             REGISTRATION                          TOTAL SHRS

      6230000049-2         FIRST CLEARING CORPORATION                57,349.9920
                           A/C 1548-8990
                           WILLIAM D BIRD                                 5.19 %
                           7617 BELLFLOWER RD
                           MENTOR OH  44060-3950


      6230000052-8         FIRST CLEARING CORPORATION               461,676.1480
                           A/C 3198-9668
                           HARRY E FIGGIE JR TRUST                       41.76 %
                           HARRY E FIGGIE JR TTEE
                           37001 SHAKER BLVD
                           CHAGRIN FALLS OH  44022-6643


 ARMADA LIMITED MATURITY BOND A SHARES

ACCOUNT NUMBER             REGISTRATION                          TOTAL SHRS

           14524-0         SOY CAPITAL AG SERVICES & TRUST CO        27,550.7000
                           455 N MAIN ST
                           DECATUR IL  62523-1103                         5.26 %

ARMADA LARGE CAP VALUE FUND A SHARES

ACCOUNT NUMBER             REGISTRATION                          TOTAL SHRS


ARMADA TOTAL RETURN ADVANTAGE A SHARES

ACCOUNT NUMBER             REGISTRATION                          TOTAL SHRS

           11332-4         MAHONING NAT BANK  OF YOUNGSTOWN           5,848.7940
                           FBO RICHARD WINIFRED
                           ATTN  TRUST DEPARTMENT                         5.82 %
                           PO BOX 419
                           FINDLAY OH  45839-0419


          401682-5         SHELDON & CO                               5,473.1740
                           C/O NATIONAL CITY BANK
                           TRUST MUTUAL FUNDS                             5.44 %
                           PO BOX 94777
                           CLEVELAND OH  44101-4777


       440005063-0         ARGO TOOL CORPORATION 401K PLAN            5,343.8630
                           LASZLO N REPAY
                           ATTN LINDA REPAY                               5.32 %
                           PERSONAL AND CONFIDENTIAL
                           1962 CASE PARKWAY N
                           TWINSBURG OH  44087


ARMADA SMALL CAP VALUE FUND A SHARES

ACCOUNT NUMBER             REGISTRATION                          TOTAL SHRS

           14087-6         NATIONWIDE TRUST COMPANY FSB              40,321.2670
                           C/O IPO PORTFOLIO ACCOUNTING
                           PO BOX 182029                                  5.29 %
                           COLUMBUS OH  43218-2029

ARMADA PA TAX EXMPT MONEY MKT I SHARES

ACCOUNT NUMBER             REGISTRATION                          TOTAL SHRS

      1100021903-9         NATIONAL CITY BANK                   136,091,249.3000
                           TRUST OPERATIONS
                           OPERATIONS CENTER                             97.67 %
                           3RD FLOOR NORTH ANNEX
                           4100 W. 150 TH STREET
                           CLEVELAND OH  44135-1389


ARMADA PA MUNICIPAL BOND FUND I SHARES

ACCOUNT NUMBER             REGISTRATION                          TOTAL SHRS

        10024109-9         SHELDON & CO                           4,136,942.7400
                           PO BOX 94984
                           ATTN: TRUST MUTUAL FUNDS                      93.19 %
                           CLEVELAND OH  44101-4984


ARMADA BOND FUND I SHARES

ACCOUNT NUMBER             REGISTRATION                          TOTAL SHRS

            8001-7         NATIONAL CITY BANK                    15,100,205.8170
                           ATTN TRUST MUTUAL FUNDS
                           PO BOX 94984                                  18.06 %
                           CLEVELAND OH  44101-4984


        10023342-1         SHELDON & CO                          17,438,671.5510
                           C/O NATIONAL CITY BANK
                           TRUST MUTUAL FUNDS                            20.86 %
                           PO BOX 94777
                           CLEVELAND OH  44101-4777


        10024109-9         SHELDON & CO                          17,566,124.6430
                           PO BOX 94984
                           ATTN: TRUST MUTUAL FUNDS                      21.01 %
                           CLEVELAND OH  44101-4984

        10036917-5         SHELDON & CO. (CASH/REINV)            31,288,772.1580
                           C/O NATIONAL CITY BANK
                                    ATTN: TRUST MUTUAL FUNDS             37.43 %
                                    PO BOX 94777
                                    CLEVELAND OH  44101-4777


ARMADA GNMA FUND I SHARES

ACCOUNT NUMBER             REGISTRATION                          TOTAL SHRS

        10023342-1         SHELDON & CO                           2,106,945.3620
                           C/O NATIONAL CITY BANK
                           TRUST MUTUAL FUNDS                            15.51 %
                           PO BOX 94777
                           CLEVELAND OH  44101-4777


        10024109-9         SHELDON & CO TTEE                      8,372,540.7580
                           C/O NATIONAL CITY BANK
                           TRUST MUTUAL FDS                              61.62 %
                           PO BOX 94984
                           CLEVELAND OH  44101-4984


        10036917-5         SHELDON & CO                           3,034,139.1420
                           C/O NATIONAL CITY BANK
                           TRUST MUTUAL FDS                              22.33 %
                           PO BOX 94777
                           CLEVELAND OH  44101-4777


 ARMADA PA TAX EXMPT MONEY MKT A SHARES

ACCOUNT NUMBER             REGISTRATION                          TOTAL SHRS

      1100003549-1         PENNSYLVANIA                          28,850,000.0000
                           FBO CORPORATE AUTOSWEEP CUSTOMERS
                           C/O NATIONAL CITY BANK OF PA                  44.09 %
                           300 FOURTH STREET  2-191
                           PITTSBURGH PA  15222-2003

      1100009534-7         PENNSYLVANIA                          32,591,433.8300
                           NATIONAL CITY BANK OF PENNSYLVANIA
                           FBO PCG/RETAIL SWEEP CUSTOMERS                49.81 %
                           CASH MANAGEMENT OPERATIONS
                           770 W BROAD ST. LOC. 16-0347
                           COLUMBUS OH  43222-1419


ARMADA PA MUNICIPAL BOND FUND A SHARES

ACCOUNT NUMBER             REGISTRATION                          TOTAL SHRS

           14152-9         NATIONAL FINANCIAL SERVICES CORP           5,438.1900
                           FBO GARY S LENGEL
                           BIN  # TGA-100897                              9.53 %
                           200 LIBERTY ST # FL
                           NEW YORK NY  10281-1003


           14540-2         FIRST CLEARING CORP                       10,262.7520
                           FBO SARA ZIMMER
                           ACCT# 8963-5901                               17.98 %
                           PO BOX 1357
                           RICHMOND VA  23218-1357


      6680000001-1         FIRST CLEARING CORPORATION                 8,587.1490
                           A/C 7618-3716
                           HELGA A. SUHR                                 15.04 %
                           750 CHARTER DR #E-11
                           LONGS SC  29568-5857


      6680000015-0         FIRST CLEARING CORPORATION                 3,123.2590
                           A/C 5356-5893
                           OLGA-JOETTE J LORD &                           5.47 %
                           DAVID R LORD
                           PO BOX 681
                           FRANKLIN PA  16323-0681

      6680000016-3         FIRST CLEARING CORPORATION                10,554.9240
                           A/C 1054-0958
                           JAMES L AIELLO AND                            18.49 %
                           CRYSTEL GABRICH
                           141 CIRCLE DR
                           PITTSBURGH PA  15228-2120


      6680000019-2         FIRST CLEARING CORPORATION                 2,957.9640
                           A/C 5998-1883
                           MARGARET M MOONEY                              5.18 %
                           301 LAUREL ST
                           MC KEES ROCKS PA  15136-3314


ARMADA PA MUNICIPAL BOND FUND A SHARES

ACCOUNT NUMBER             REGISTRATION                          TOTAL SHRS

      6680000020-2         FIRST CLEARING CORPORATION                 7,792.0620
                           A/C 8434-2907
                           THIEL COLLEGE                                 13.65 %
                           75 COLLEGE AVENUE
                           GREENVILLE PA  16125-2186


ARMADA BOND FUND A SHARES

ACCOUNT NUMBER             REGISTRATION                          TOTAL SHRS

           14524-0         SOY CAPITAL AG SERVICES & TRUST CO        51,869.1360
                           455 N MAIN ST
                           DECATUR IL  62523-1103                         5.49 %


ARMADA GNMA FUND A SHARES

ACCOUNT NUMBER             REGISTRATION                          TOTAL SHRS

      6720000063-6         NFSC FEBO # Z10-075400                    18,942.9870
                           LANA S CHADWICK TTEE
                           CHADWICK IRREV CHARITABLE UNI                 11.74 %
                           U/A 01/20/93
                           4719 KITTIWAKE CT
                           NAPLES FL  34119-8864

      6720000075-9         FIRST CLEARING CORPORATION                13,120.4290
                           A/C 8043-6048
                           TERRY R SHIRLEY IRA ROLLOVER                   8.13 %
                           FCC AS CUSTODIAN
                           3513 N BIGELOW
                           PEORIA IL  61604-1602


ARMADA INTERNATIONAL EQUITY I SHARES

ACCOUNT NUMBER             REGISTRATION                          TOTAL SHRS

            9807-0         KEY BANK NA TTEE FBO                   2,987,646.4070
                           FOUNDATION BALANCED FUND
                           A/C 04 66 300                                  5.40 %
                           PO BOX 94871
                           CLEVELAND OH  44101-4871


        10023342-1         SHELDON & CO. (REINV)                 18,591,630.3360
                           ATTN TRUST MUTUAL FUNDS
                           ACCOUNT #10023342                             33.57 %
                           PO BOX 94777
                           CLEVELAND OH  44101-4777


        10024109-9         SHELDON & CO TTEE                     19,652,964.3350
                           C/O NATIONAL CITY BANK
                           TRUST MUTUAL FDS                              35.49 %
                           PO BOX 94984
                           CLEVELAND OH  44101-4984


        10036917-5         SHELDON & CO                          10,901,117.8500
                           C/O NATIONAL CITY BANK
                           TRUST MUTUAL FDS                              19.69 %
                           PO BOX 94777
                           CLEVELAND OH  44101-4777

ARMADA INTERNATIONAL EQUITY A SHARES

ACCOUNT NUMBER             REGISTRATION                          TOTAL SHRS

       678000027-2         WAYNE HUMMER INVESTMENTS LLC              96,119.1040
                           050-87118-19
                           ATTN: MUTUAL FUNDS                             6.03 %
                           P.O. BOX 750
                           CHICAGO, IL 60690


       678000038-2         NATIONAL INVESTOR SERVICES FBO           159,914.7120
                           507-61506-13
                           55 WATER STREET,32ND FLOOR                    10.04 %
                           NEW YORK NY 10041


ARMADA SMALL CAP GROWTH FUND A

ACCOUNT NUMBER             REGISTRATION                          TOTAL SHRS


ARMADA CORE EQUITY FUND I SHARES

ACCOUNT NUMBER             REGISTRATION                          TOTAL SHRS

        10023342-1         SHELDON & CO                           8,865,905.9210
                           C/O NATIONAL CITY BANK
                           TRUST MUTUAL FUNDS                            90.16 %
                           PO BOX 94777
                           CLEVELAND OH  44101-4777


        10024109-9         SHELDON & CO TTEE                        561,643.3880
                           C/O NATIONAL CITY BANK
                           TRUST MUTUAL FDS                               5.71 %
                           PO BOX 94777
                           CLEVELAND OH  44101-4777


ARMADA CORE EQUITY FUND A SHARES

ACCOUNT NUMBER             REGISTRATION                          TOTAL SHRS

ARMADA TREASURY PL MONEY MKT I SHARES

ACCOUNT NUMBER             REGISTRATION                          TOTAL SHRS

            8010-1         NATIONAL CITY                         20,691,096.0100
                           MONEY MARKET UNIT/LOC 5312
                           4100 W 150TH ST                                9.48 %
                           CLEVELAND OH  44135-1389


          400462-0         NATIONAL CITY INDIANA                  196,281,334.27
                           TRUST OPERATIONS
                           MONEY MARKET 5312                             89.91 %
                           PO BOX 94777
                           CLEVELAND OH  44101-4777


ARMADA MID CAP GROWTH I SHARES

ACCOUNT NUMBER             REGISTRATION                          TOTAL SHRS

            8000-4         NATIONAL CITY BANK                     7,724,624.9500
                           ATTN TRUST MUTUAL FUNDS
                           PO BOX 94984                                  33.01 %
                           CLEVELAND OH  44101-4984


        10023342-1         SHELDON & CO. (REINV)                  7,248,771.0050
                           ATTN TRUST MUTUAL FUNDS
                           ACCOUNT #10023342                             30.98 %
                           PO BOX 94777
                           CLEVELAND OH  44101-4777


        10024109-9         SHELDON & CO TTEE                      5,357,866.4870
                           C/O NATIONAL CITY BANK
                           TRUST MUTUAL FDS                              22.90 %
                           PO BOX 94777
                           CLEVELAND OH  44101-4777

        10036917-5         SHELDON & CO                           2,879,012.6980
                           C/O NATIONAL CITY BANK
                           TRUST MUTUAL FDS                              12.30 %
                           PO BOX 94777
                           CLEVELAND OH  44101-4777


ARMADA MID CAP GROWTH A SHARES

ACCOUNT NUMBER             REGISTRATION                          TOTAL SHRS


ARMADA US GOVERNMENT INCOME I SHARES

ACCOUNT NUMBER             REGISTRATION                          TOTAL SHRS

            8001-7         NATIONAL CITY BANK                     2,167,484.6850
                           ATTN TRUST MUTUAL FUNDS
                           PO BOX 94984                                  10.87 %
                           CLEVELAND OH  44101-4984


        10023342-1         SHELDON & CO. (REINV)                  2,481,136.2140
                           ATTN TRUST MUTUAL FUNDS
                           ACCOUNT #10023342                             12.44 %
                           PO BOX 94777
                           CLEVELAND OH  44101-4777


        10024109-9         SHELDON & CO TTEE                     12,130,707.2550
                           C/O NATIONAL CITY BANK
                           TRUST MUTUAL FDS                              60.82 %
                           PO BOX 94777
                           CLEVELAND OH  44101-4777


        10036917-5         SHELDON & CO                           2,735,467.3300
                           C/O NATIONAL CITY BANK
                           TRUST MUTUAL FDS                              13.71 %
                           PO BOX 94777
                           CLEVELAND OH  44101-4777


ARMADA US GOVERNMENT INCOME A SHARES

ACCOUNT NUMBER             REGISTRATION                          TOTAL SHRS

ARMADA MICHIGAN MUNI BOND I SHARES

ACCOUNT NUMBER             REGISTRATION                          TOTAL SHRS

        10023342-1         SHELDON & CO. (REINV)                  1,682,640.2600
                           ATTN TRUST MUTUAL FUNDS
                           ACCOUNT #10023342                             12.81 %
                           PO BOX 94777
                           CLEVELAND OH  44101-4777


        10024109-9         SHELDON & CO TTEE                     11,106,667.1840
                           C/O NATIONAL CITY BANK
                           TRUST MUTUAL FDS                              84.54 %
                           PO BOX 94777
                           CLEVELAND OH  44101-4777


ARMADA MICHIGAN MUNI BOND A SHARES

ACCOUNT NUMBER             REGISTRATION                          TOTAL SHRS

       960000005-8         MCDONALD INVESTMENTS INC FBO             251,330.3540
                           35617487
                           4900 TIEDEMAN ROAD                            12.63 %
                           BROOKLYN OH  44144-2338


      9600000030-2         FIRST CLEARING CORPORATION               495,603.1360
                           A/C 7477-2627
                           HENRY JOSEPH STANFORD TTEE                    24.91 %
                           HENRY JOSEPH STANFORD TRUST
                           PO BOX 2507
                           ANN ARBOR MI  48106-2507


ARMADA LARGE CAP ULTRA FUND I SHARES

ACCOUNT NUMBER             REGISTRATION                          TOTAL SHRS
            8000-4         NATIONAL CITY BANK                     1,412,212.7020
                           ATTN TRUST MUTUAL FUNDS
                           PO BOX 94984                                  10.22 %
                           CLEVELAND OH  44101-4984

        10023342-1         SHELDON & CO. (REINV)                  6,061,363.7960
                           ATTN TRUST MUTUAL FUNDS
                           ACCOUNT #10023342                             43.88 %
                           PO BOX 94777
                           CLEVELAND OH  44101-4777


        10024109-9         SHELDON & CO TTEE                      3,623,241.3820
                           C/O NATIONAL CITY BANK
                           TRUST MUTUAL FDS                              26.23 %
                           PO BOX 94777
                           CLEVELAND OH  44101-4777



        10036917-5         SHELDON & CO                           1,928,547.8380
                           C/O NATIONAL CITY BANK
                           TRUST MUTUAL FDS                              13.96 %
                           PO BOX 94777
                           CLEVELAND OH  44101-4777


ARMADA LARGE CAP ULTRA FUND A SHARES

ACCOUNT NUMBER             REGISTRATION                          TOTAL SHRS


ARMADA AGGRESSIVE ALLOCATION FUND A SHARES

ACCOUNT NUMBER             REGISTRATION                          TOTAL SHRS

           14083-4         NATIONAL CITY CORPORATION                251,236.8510
                           ATTN CORP TREASURY
                           1900 EAST NINTH STREET                        94.51 %
                           LOC 01-2101
                           CLEVELAND OH  44114-3484

ARMADA AGGRESSIVE ALLOCATION FUND I SHARES

ACCOUNT NUMBER             REGISTRATION                          TOTAL SHRS

           14075-3         NATCITY INVESTMENTS                      251,605.1450
                           ATTN PAUL FABRIZI
                           LOC #3070                                     87.91 %
                           1965 E 6TH ST
                           CLEVELAND OH  44114-2226


        10024109-9         SHELDON & CO                              34,514.7790
                           PO BOX 94984
                           ATTN: TRUST MUTUAL FUNDS                      12.06 %
                           CLEVELAND OH  44101-4984


ARMADA CONSERVATIVE ALLOCATION FUND A SHARES

ACCOUNT NUMBER             REGISTRATION                          TOTAL SHRS

           14083-4         NATIONAL CITY CORPORATION                254,706.1490
                           ATTN CORP TREASURY
                           1900 EAST NINTH STREET                        99.14 %
                           LOC 01-2101
                           CLEVELAND OH  44114-3484


ARMADA CONVERVATIVE ALLOCATION FUND I SHARES

ACCOUNT NUMBER             REGISTRATION                          TOTAL SHRS

           14075-3         NATCITY INVESTMENTS                      255,130.5980
                           ATTN PAUL FABRIZI
                           LOC #3070                                     90.67 %
                           1965 E 6TH ST
                           CLEVELAND OH  44114-2226


        10024109-9         SHELDON & CO                              26,236.1250
                           PO BOX 94984
                           ATTN: TRUST MUTUAL FUNDS                       9.32 %
                           CLEVELAND OH  44101-4984

                                    FORM N-1A
                                    ---------

                           PART C - OTHER INFORMATION


ITEM 23. EXHIBITS.

         (a) Declaration of Trust dated January 28, 1986 is incorporated herein by reference to Exhibit (a) to Post-Effective Amendment No. 48 to Registrant's Registration Statement on Form N-1A (File Nos. 33-488/811-4416) filed on October 6, 1999 ("PEA No.
                  48").

                  1. Amendment No. 1 to Declaration of Trust is incorporated herein by reference to Exhibit a(1) to PEA No. 48.

                  2. Amendment No. 2 to Declaration of Trust is incorporated herein by reference to Exhibit a(2) to PEA No. 48.

                  3. Certificate of Classification of Shares reflecting the creation of Class A, Class B, Class C, Class D, Class E and Class F Shares of beneficial interest as filed with the Office of the Secretary of State of Massachusetts on September 30, 1985 is incorporated herein by reference to Exhibit a(3) to Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A (File Nos. 33-488/811-4416) filed on September 10, 1999 ("PEA No. 47").

                  4. Certificate of Classification of Shares reflecting the creation of the Tax Exempt Portfolio (Trust) as filed with the Office of Secretary of State of Massachusetts on October 16, 1989 is incorporated herein by reference to Exhibit 1(c) to Post-Effective Amendment No. 26 to Registrant's Registration Statement filed on May 15, 1996 ("PEA No. 26").

                  5. Certificate of Classification of Shares reflecting the creation of Special Series 1 in the Money Market, Government Money Market, Treasury Money Market, Tax Exempt Money Market, Equity Growth, Bond and Ohio Tax Exempt Bond Funds as filed with the Office of Secretary of State of Massachusetts on December 11, 1989 is incorporated herein by reference to Exhibit 1(d) to PEA No. 26.

                  6. Certificate of Classification of Shares reflecting the creation of Special Series 1 in the Money Market, Government Money Market, Treasury Money, Tax Exempt Money Market, Equity Growth, Bond and Ohio Tax Exempt Bond Funds as filed with the Office of the Secretary of State of Massachusetts on September 12, 1990 is incorporated herein by reference to
                           Exhibit 1(e) to PEA No. 26.

                  7. Certificate of Classification of Shares reflecting the creation of Class L and Class L-Special Series 1 shares, Class M and Class M-Special Series 1 shares, Class N and Class N-Special Series 1 shares, Class O and Class O-Special Series 1 shares, and Class P and Class P-Special Series 1 shares representing interests in the National Tax Exempt Bond Fund, Equity Income Fund, Small Cap Value Fund (formerly known as the Mid Cap Regional Fund), Limited Maturity Bond (formerly known as the Enhanced Income Fund) and Total Return Advantage Fund, respectively, as filed with the Office of Secretary of State of Massachusetts on June 30, 1994 is incorporated herein by reference to Exhibit 1(e) to PEA No. 26.

                  8. Certificate of Classification of Shares reflecting the creation of Class Q and Class Q-Special Series 1 shares, Class R and Class R-Special Series 1 shares, Class S and Class S-Special Series 1 shares, and Class T and Class T-Special Series 1 shares representing interests in the Pennsylvania Tax Exempt Money Market Fund, Bond Fund (formerly known as the Intermediate Government Fund), GNMA Fund and Pennsylvania Municipal Bond Fund, respectively, as filed with the Office of the Secretary of State of Massachusetts on September 10, 1996 is incorporated herein by reference to Exhibit 1(g) to Post-Effective Amendment No. 33 to Registrant's Registration Statement filed on April 11, 1997 ("PEA No. 33").

                  9. Certificate of Classification of Shares reflecting the creation of Class U and Class U-Special Series 1 shares, Class V and Class V-Special Series 1 shares and Class W and Class W-Special Series 1 shares representing interests in the International Equity, Equity Index and Core Equity Funds, respectively, as filed with the Office of the Secretary of State of Massachusetts on June 27, 1997 is incorporated herein by reference to Exhibit 1(h) to Post-Effective Amendment No. 35 to Registrant's Registration Statement filed on July 22, 1997 ("PEA No. 35").

                  10. Certificate of Classification of Shares reflecting the creation of Class X and Class X-Special Series 1 shares and Class Y and Class Y-Special Series 1 shares representing interests in the Small Cap Growth Fund and Real Return Advantage Fund, respectively, as filed with the Office of the Secretary of State of Massachusetts on June 27, 1997 is incorporated herein by reference to Exhibit 1(i) to PEA No. 35.

                  11. Certificate of Classification of Shares reflecting the creation of Special Series 2 Shares representing interests in the Money Market,

                           Government Money Market, Treasury Money Market, Tax-Exempt Money Market, Equity Growth, Equity Income, Small Cap Value (formerly known as the Mid Cap Regional), Limited Maturity Bond (formerly known as the Enhanced Income), Total Return Advantage, Intermediate Bond (formerly known as the Fixed Income), Ohio Tax-Exempt Bond, National Tax-Exempt Bond, Pennsylvania Tax-Exempt Money Market, Bond (formerly known as the "Intermediate Government
                           Fund), GNMA, Pennsylvania Municipal Bond,
                           International Equity, Equity Index, Core Equity, Small Cap Growth and Real Return Advantage Funds, as filed with the Office of the Secretary of State of Massachusetts on December 29, 1997 and with the City of Boston, Office of the City Clerk on December 26, 1997, is incorporated herein by reference to Exhibit 1(j) to Post-Effective Amendment No. 44 to Registrant's Registration Statement filed on September 18, 1998 ("PEA No 44").

                  12. Certificate of Classification of Shares reflecting the creation of Class Z, Class Z - Special Series 1 and Class Z - Special Series 2, Class AA, Class AA - Special Series 1 and Class AA - Special Series 2 Shares representing interests in the Tax Managed Equity and Balanced Allocation Funds, respectively, as filed with the Office of the Secretary of State of Massachusetts and with the City of Boston, Office of the City Clerk on July 13, 1998 is incorporated herein by reference to Exhibit 1(k) to PEA No. 44.

                  13. Certificate of Classification of Shares reflecting the creation of Class BB and Class BB - Special Series 1 shares in the Ohio Municipal Money Market Fund, as filed with the Office of the Secretary of State and with the City of Boston, Office of the City Clerk on September 15, 1998, is incorporated herein by reference to Exhibit 1(k) to Post-Effective Amendment No. 43 to Registrant's Registration Statement filed on September 15, 1998 ("PEA No. 43").

                  14. Certificate of Classification of Shares reflecting the creation of Special Series 3 Shares representing interests in the International Equity, Small Cap Value, Small Cap Growth, Equity Growth, Tax Managed Equity, Core Equity, Equity Index, Equity Income, Balanced Allocation, Total Return Advantage, Bond, Intermediate Bond, GNMA, Enhanced Income, Ohio Tax Exempt, Pennsylvania Municipal, National Tax Exempt, Mid Cap Growth, Large Cap Ultra, U.S. Government Income, Michigan Municipal Bond and Money Market Funds is incorporated herein by reference to Exhibit a(14) to Post-Effective Amendment No. 53 to Registrant's Registration Statement filed on September 29, 2000 ("PEA No. 53").

                  15. Certificate of Classification of Shares representing interests in the Treasury Plus Money Market, U.S. Government Income, Mid Cap Growth and Michigan Municipal Bond Funds is incorporated herein by reference to Exhibit a(15) to PEA No. 53.

                  16. Certificate of Classification of Shares reflecting the creation of Class MM, Class MM-Special Series 1, Class MM-Special Series 2 and Class MM-Special Series 3 Shares representing interests in the Strategic Income Bond Fund is incorporated herein by reference to Exhibit a(16) to PEA No. 53.

                  17. Certificate of Classification of Shares reflecting the creation of Class NN, Class NN-Special Series 1, Class NN-Special Series 2, Class NN-Special Series 3, Class OO, Class OO-Special Series 1, Class OO-Special Series 2 and Class OO-Special Series 3 shares representing interests in the Aggressive Allocation and Conservative Allocation Funds is incorporated herein by reference to Exhibit a(17) to Post-Effective Amendment No. 54 to Registrant's Registration Statement filed on December 15, 2000 ("PEA No. 54").


                  18. Certificate of Classification of Shares reflecting the creation of Class PP, Class PP - Special Series 1, Class PP - Special Series 2 and Class PP - Special Series 3 shares representing interests in the Micro Cap Value Fund.


         (b) Code of Regulations as approved and adopted by Registrant's Board of Trustees on January 28, 1986 is incorporated herein by reference to Exhibit (b) to PEA No. 48.

                  1. Amendment No. 1 to Code of Regulations is incorporated herein by reference to Exhibit b(1) to PEA No. 48.

                  2. Amendment No. 2 to Code of Regulations as approved and adopted by Registrant's Board of Trustees on July 17, 1997 is incorporated herein by reference to
                           Exhibit 2(b) to PEA No. 35.

                  3. Amendment No. 3 to Code of Regulations as adopted by Registrant's Board of Trustees on August 5, 1998 is incorporated herein by reference to Exhibit b(3) to Post-Effective Amendment No. 52 to Registrant's Registration Statement filed on July 18, 2000 ("PEA No. 52").

                  4. Amendment No. 4 to Code of Regulations as adopted by Registrant's Board of Trustees on July 17, 1997 is incorporated herein by reference to Exhibit b(4) to PEA No. 52.

         (c) See Article V, Section 5.1, and Article V, Section 5.4, of Registrant's Declaration of Trust, which is incorporated herein by reference as Exhibit (a) to PEA No. 48.

         (d) 1. Advisory Agreement for the Money Market, Treasury Money Market, Government Money Market, Tax Exempt Money Market, Pennsylvania Tax Exempt Money Market, National Tax Exempt Bond, Intermediate Bond, GNMA, Bond, Equity Growth, Equity Income, Small Cap Value, Ohio Tax Exempt Bond and Pennsylvania Municipal Bond Funds between Registrant and National City Bank, dated November 19, 1997 is incorporated herein by reference to Exhibit 5(a) to PEA No. 44.

                  2. First Amendment dated March 1, 2001 to the Advisory Agreement for the Money Market, Treasury Money Market, Government, Tax Exempt, Pennsylvania Tax Exempt, National Tax Exempt, Fixed Income, GNMA, Intermediate Government, Equity Growth, Equity Income, MidCap Regional, Ohio Tax Exempt and Pennsylvania Municipal Funds between Registrant and National City Bank dated November 19, 1997 is incorporated herein by reference to Exhibit (d)(2) to Post-Effective Amendment No. 57 to Registrant's Registration Statement on Form N-1A (File Nos. 33-488/811-4416) filed on July 18, 2001 ("PEA No.
                           57").

                  3. Interim Advisory Agreement for the Limited Maturity Bond (formerly known as the Enhanced Income) and Total Return Advantage Funds between Registrant and National Asset Management Corporation dated March 6, 1998 is incorporated herein by reference to Exhibit 5(b) to PEA No. 44.

                  4. Interim Advisory Agreement for the Core Equity Fund between Registrant and National Asset Management Corporation dated March 6, 1998 is incorporated herein by reference to Exhibit 5(c) to PEA No. 44.

                  5. New Advisory Agreement for the Core Equity, Limited Maturity Bond (formerly known as the Enhanced Income) and Total Return Advantage Funds between Registrant and National City Bank dated March 6, 1998 is incorporated herein by reference to Exhibit 5(d) to PEA No. 44.

                  6. First Amendment dated June 9, 2000 to the Advisory Agreement for the Core Equity, Enhanced Income and Total Return Advantage Funds between Registrant and National City Bank dated March 6, 1998 is incorporated herein by reference to Exhibit (d)(6) to PEA No. 57.

                  7. Advisory Agreement for the International Equity, Small Cap Value, Small Cap Growth, Equity Index, Real Return Advantage, Tax Managed Equity, Balanced Allocation and Ohio Municipal Money Market Funds between Registrant and National City Bank dated April 9, 1998 is incorporated herein by reference to
                           Exhibit 5(m) Post-Effective Amendment No. 43 filed on July l, 1998 ("PEA No. 42").

                  8. Assumption Agreement between National City Bank, National City Investment Management Company, Armada Funds, National Asset Management Corporation and SEI Fund Resources, dated August 5, 1998, is incorporated herein by reference to Exhibit h(8) to Post-Effective Amendment No. 46 to Registrant's Registration Statement filed on July 15, 1999 ("PEA No. 46").

                  9. Advisory Agreement for the Mid Cap Growth, Large Cap Ultra, U.S. Government Income, Michigan Municipal Bond and Treasury Plus Money Market Funds between Registrant and National City Investment Management Company dated June 9, 2000 is incorporated herein by reference to Exhibit d(8) to PEA No. 53.

                  10. Form of Advisory Agreement for the Strategic Income Bond Fund between Registrant and National City Investment Management Company is incorporated herein by reference to Exhibit d(9) to PEA No. 52.

                  11. Advisory Agreement for the Aggressive Allocation and Conservative Allocation Funds dated March 5, 2000 between Registrant and National City Investment Management Company is incorporated herein by reference to Exhibit (d)(11) to PEA No. 57.

                  12. Form of Advisory Agreement for the Micro Cap Value Fund between Registrant and National City Investment Management Company is incorporated herein by reference to Exhibit (d)(12) to PEA No. 57.

         (e) Distribution Agreement between Registrant and SEI Investments Distribution Co., dated May 1, 1998 is incorporated herein by reference to Exhibit (6) to PEA No. 44.

         (f)               None.


         (g)       1.      Custodian Services Agreement between Registrant
                           and National City Bank, dated November 7, 1994 is incorporated herein by reference to Exhibit g(1) to PEA No. 48.

                  2. Sub-Custodian Agreement between National City Bank and The Bank of California, National Association, dated November 7, 1994 is incorporated herein by reference to Exhibit g(2) to PEA No. 48.

                  3. Exhibit A dated March 1, 2001 to the Custodian Services Agreement dated November 7, 1994 is incorporated herein by reference to Exhibit (g)(3) to PEA No. 57.


                  4. Amended and Restated Foreign Custody Monitoring Agreement dated May 24, 2001 between Registrant and National City Bank is incorporated herein by reference to Exhibit (g)(4) to Post-Effective Amendment No. 58 to Registrant's Registration Statement filed on September 28, 2001 ("PEA No. 58").


         (h)      1.       Co-Administration Agreement among Registrant, SEI
                           Investments Mutual Funds Services and National City
                           Bank, dated August 15, 2000, effective as of August
                           1, 2000 is incorporated herein by reference to Exhibit h(1) to PEA No. 54.

                  2. Exhibit A dated March 31, 2001 to the Co-Administration and Accounting Services Agreement among Registrant, SEI Investments Mutual Funds Services and National City Bank, dated August 15, 2000, effective as of August 1, 2000 is incorporated herein by reference to Exhibit (h)(2) to PEA No. 57.

                  3. Transfer Agency and Service Agreement (the "Transfer Agency Agreement") between Registrant and State Street Bank and Trust Company, dated March 1, 1997, is incorporated herein by reference to Exhibit 9(d) to PEA No. 33.

                  4. Form of Addendum No. 1 to Amended and Restated Transfer Agency and Dividend Disbursement Agreement between Registrant and State Street Bank and Trust Company is incorporated herein by reference to
                           Exhibit 9(d) to PEA No. 41.

                  5. Letter amendment, dated March 26, 1999, to Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company, dated March 1, 1997 is incorporated herein by reference to Exhibit No. h(7) to PEA No. 52.

                  6. Amendment dated June 16, 2000 to Transfer Agency and Service Agreement dated March 1, 1997 between Registrant and State Street Bank and Trust Company is incorporated herein by reference to Exhibit h(5) to PEA No. 53.

                  7. Amendment dated February 12, 2001 to the Transfer Agency and Service Agreement between Registrant and State Street Bank and

                           Trust Company dated March 1, 1997 is incorporated herein by reference to Exhibit (h)(7) to PEA No. 57.

                  8. Amendment dated March 1, 2001 to the Transfer Agency and Service Agreement with State Street Bank and Trust Company dated March 1, 1997 is incorporated herein by reference to Exhibit (h)(8) to PEA No. 57.

                  9. Shareholder Services Plan adopted by the Board of Trustees on February 15, 1997, as revised on August 22, 2001.


                  10.      Form of Servicing Agreement.


                  11. Assumption Agreement between National City Bank, National City Investment Management Company, Armada Funds, National Asset Management Corporation and SEI Fund Resources, dated August 5, 1998 is incorporated herein by reference to Exhibit h(8) to PEA No. 46.

         (i)      Opinion of Drinker Biddle and Reath LLP as counsel to
                  Registrant.


         (j)      1.       Consent of Drinker Biddle & Reath LLP.


                  2.       Consent of Ernst & Young LLP.




         (k)      None.

         (l) 1. Purchase Agreement between Registrant and McDonald & Company Securities, Inc. dated January 28, 1986 is incorporated herein by reference to Exhibit l(1) to PEA No. 48.

                  2. Purchase Agreement between Registrant and McDonald & Company Securities, Inc. with respect to the Tax Exempt Money Market Portfolio dated July 19, 1988 is incorporated herein by reference to Exhibit l(2) to PEA No. 48.

                  3. Purchase Agreement between Registrant and McDonald & Company Securities, Inc. with respect to the Tax Exempt Money Market Portfolio (Trust), dated October 17, 1989 is incorporated herein by reference to Exhibit l(3) to PEA No. 48.

                  4. Purchase Agreement between Registrant and McDonald & Company Securities, Inc. with respect to the Equity Growth

                           Portfolio and Bond Portfolio, dated December 20, 1989 is incorporated herein by reference to Exhibit l(4) to PEA No. 48.

                  5. Purchase Agreement between Registrant and McDonald & Company Securities, Inc. with respect to the Ohio Tax Exempt Bond Portfolio, dated January 5, 1990 is incorporated herein by reference to Exhibit l(5) to PEA No. 48.

                  6. Purchase Agreement between Registrant and Allmerica Investments, Inc. with respect to the Limited Maturity Bond Fund (formerly known as the Enhanced Income Fund), dated July 5, 1994 is incorporated herein by reference to Exhibit 1(6) to PEA No. 48.

                  7. Purchase Agreement between Registrant and Allmerica Investments, Inc. with respect to the Equity Income Portfolio, dated June 30, 1994 is incorporated herein by reference to Exhibit l(7) to PEA No. 48.

                  8. Purchase Agreement between Registrant and Allmerica Investments, Inc. with respect to the Small Cap Value Fund (formerly known as the Mid Cap Regional Equity Portfolio), dated July 25, 1994 is incorporated herein by reference to Exhibit l(8) to PEA No. 48.

                  9. Purchase Agreement between Registrant and Allmerica Investments, Inc. with respect to the Total Return Advantage Fund, dated July 5, 1994 is incorporated herein by reference to Exhibit l(9) to PEA No. 48.

                  10. Purchase Agreement between Registrant and Allmerica Investments, Inc. with respect to the National Tax Exempt Bond Fund is incorporated herein by reference to Exhibit l(10) to PEA No. 48.

                  11. Purchase Agreement between Registrant and 440 Financial Distributors, Inc. with respect to the Pennsylvania Tax Exempt Money Market Fund, dated September 6, 1996, is incorporated herein by reference to Exhibit 13(j) to PEA No. 33.

                  12. Purchase Agreement between Registrant and 440 Financial Distributors, Inc. with respect to the Intermediate Government Money Market Fund, dated September 6, 1996, is incorporated herein by reference to Exhibit 13(k) to PEA No. 33.

                  13. Purchase Agreement between Registrant and 440 Financial Distributors, Inc. with respect to the GNMA Fund, dated

                           September 6, 1996, is incorporated herein by reference to Exhibit 13(l) to PEA No. 33.

                  14. Purchase Agreement between Registrant and 440 Financial Distributors, Inc. with respect to the Pennsylvania Municipal Bond Fund, dated September 6, 1996, is incorporated herein by reference to Exhibit 13(m) to PEA No. 33.

                  15. Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Core Equity Fund is incorporated herein by reference to
                           Exhibit 13(n) to PEA No. 36.

                  16. Purchase Agreement dated August 1, 1997 between Registrant and SEI Investments Distribution Co. with respect to the International Equity Fund (Class U - Special Series 1) is incorporated herein by reference to Exhibit l(16) to PEA No. 52.

                  17. Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Equity Index Fund is incorporated herein by reference to Exhibit 1(17) to PEA No. 53.

                  18. Form of Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Real Return Advantage Fund is incorporated herein by reference to Exhibit 13(q) to PEA No. 33.

                  19. Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Small Cap Growth Fund is incorporated herein by reference to Exhibit 13(r) to PEA No. 36.

                  20. Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to Special Series 2 shares for each Fund is incorporated herein by reference to Exhibit 1(20) to PEA No. 53.

                  21. Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Balanced Allocation Fund is incorporated herein by reference to Exhibit l(21) to PEA No. 53.

                  22. Purchase Agreement dated September 14, 1998 between Registrant and SEI Investments Distribution Co. with respect to the Ohio Municipal Money Market Fund (Class BB and Class BB - Special Series 1) is incorporated herein by reference to Exhibit l(22) to PEA No. 52.


                  23. Purchase Agreement dated April 9, 1998 between Registrant and SEI Investments Distribution Co. with respect to the Tax Managed Equity Fund (Class Z, Class Z - Special Series 1 and Class Z -

                           Special Series 2) and the National Tax-Exempt Fund (Class L, Class L - Special Series 1 and Class L - Special Series 2) is incorporated herein by reference to Exhibit l(23) to PEA No. 52.


                  24. Purchase Agreement dated August 1, 1997 between Registrant and SEI Investments Distribution Co. with respect to the International Equity Fund (Class U) is incorporated herein by reference to Exhibit l(24) to PEA No. 52.

                  25. Purchase Agreement dated January 2, 1998 between Registrant and SEI Investments Distribution Co. with respect to Special Series 2 shares of the Money Market, Small Cap Value, Equity Growth, Equity Income, Small Cap Growth, International Equity, Core Equity, Intermediate Bond and Bond Funds is incorporated herein by reference to Exhibit l(25) to PEA No. 52.

                  26. Purchase Agreement dated January 11, 2000 between Registrant and SEI Investments Distribution Co. with respect to Special Series 2 shares of the Equity Index, Total Return Advantage, Enhanced Income and GNMA Funds and Special Series 3 Shares of the Money Market, Small Cap Value, Equity Growth, Equity Income, Small Cap Growth, International Equity, Core Equity, Tax Managed Equity, Equity Index, Enhanced Income, Total Return Advantage, GNMA, Intermediate Bond, Bond, National Tax-Exempt Bond, Ohio Tax-Exempt Bond and Pennsylvania Municipal Bond Funds is incorporated herein by reference to Exhibit 1(26) to PEA No. 53.

                  27. Form of Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Strategic Income Bond Fund (Class MM, Class MM - Special Series 1, Class MM - Special Series 2 and Class MM - Special Series 3) is incorporated herein by reference to Exhibit l(26) to PEA No. 52.

                  28. Form of Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Aggressive Allocation and Conservative Allocation Funds is incorporated herein by reference to Exhibit l(28) to PEA No. 54.

         (m)       1.      Service and Distribution Plan for the A (formerly,
                           Retail) and I (formerly, Institutional) Share Classes is incorporated herein by reference to Exhibit 15(a) to PEA No. 38.


                   2. B Shares Distribution Plan is incorporated herein by reference to Exhibit m(2) to PEA No. 58.

                  3. C Shares Distribution Plan is incorporated herein by reference to Exhibit m(3) to PEA No. 58.

                  4.       H Shares Distribution Plan.


         (n)      None.

         (o) Revised Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class System, as revised August 22, 2001.

         (p) 1. Code of Ethics of Armada Funds is incorporated herein by reference to Exhibit p(1) to PEA No. 53.

                  2. Code of Ethics of SEI Investments Distribution Co. is incorporated herein by reference to Exhibit (p)(2) to PEA No. 56.

                  3. Code of Ethics of National City Investment Management Company is incorporated herein by reference to Exhibit p(3) to PEA No. 53.

                  4. Code of Ethics of National Asset Management Corporation is incorporated herein by reference to Exhibit p(4) to PEA No. 53.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.


         Registrant is controlled by its Board of Trustees.

ITEM 25. INDEMNIFICATION.

         Indemnification of Registrant's principal underwriter, custodian and transfer agent against certain losses is provided for, respectively, in Article 6 of the Distribution Agreement, incorporated by reference as Exhibit (e) hereto, and Sections 12 and 6, respectively, of the Custodian Services and Transfer Agency and Service Agreements, incorporated by reference as Exhibits g(1) and h(3) hereto. In Article 6 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees and disbursements incurred in connection therewith), arising by reason of any person acquiring any Shares, based upon the ground that the registration statement, prospectus, Shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements made not misleading. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statements or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor.

         In addition, Section 9.3 of Registrant's Declaration of Trust dated January 28, 1986, incorporated by reference as Exhibit (a) hereto, provides as follows:

                  9.3 INDEMNIFICATION OF TRUSTEES, REPRESENTATIVES AND EMPLOYEES. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee EXCEPT with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, PROVIDED that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, PROVIDED that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 9.3, PROVIDED that the indemnified person shall have provided a secured written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

                  The Trustees shall indemnify representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification pursuant to this Section 9.3.

         Section 12 of Registrant's Custodian Services Agreement provides as follows:

                  12. INDEMNIFICATION. The Trust, on behalf of each of the Funds, agrees to indemnify and hold harmless the Custodian and its nominees from all taxes, charges, expenses, assessments, claims and liabilities (including, without limitation, liabilities arising under the 1933 Act, the 1934 Act, the 1940 Act, the CEA, and any state and foreign securities and blue sky laws, and amendments thereto), and expenses, including (without limitation) reasonable attorneys' fees and disbursements, arising directly or indirectly from any action which the Custodian takes or does not take (i) at the request or on the direction of or in reliance on the advice of the Fund or (ii) upon Oral or Written Instructions. Neither the Custodian, nor any of its nominees, shall be indemnified against any liability to the Trust or to its shareholders (or any expenses incident to such liability) arising out of the Custodian's or its nominees' own willful misfeasance, bad faith, negligence or reckless disregard of its duties and obligations under this Agreement.

                  In the event of any advance of cash for any purpose made by the Custodian resulting from Oral or Written Instructions of the Trust, or in the event that the Custodian or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in respect of the Trust or any Fund in connection with the performance of this Agreement, except such as may arise from its or its nominee's own negligent action, negligent failure to act or willful misconduct, any Property at any time held for the account of the relevant Fund or the Trust shall be security therefor.

         Section 6 of Registrant's Transfer Agency Agreement provides as follows:

                  6.       INDEMNIFICATION

                  6.1 The Bank shall not be responsible for, and the Fund shall on behalf of the applicable Portfolio indemnify and hold the Bank harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to:

                           (a) All actions of the Bank or its agents or subcontractors required to be taken pursuant to this Agreement, provided that such actions are taken in good faith and without negligence or willful misconduct.

                           (b) The Fund's lack of good faith, negligence or willful misconduct which arise out of the breach of any representation or warranty of the Fund hereunder.

                           (c) The reliance on or use by the Bank or its agents or subcontractors of information, records, documents or services which (i) are received by the Bank or its agents or subcontractors, and (ii) have been prepared, maintained or performed by the Fund or any other person or firm on behalf of the Fund including but not limited to any previous transfer agent or registrar.

                           (d) The reliance on, or the carrying out by the Bank or its agents or subcontractors of any instructions or requests of the Fund on behalf of the applicable Portfolio.

                           (e) The offer or sale of Shares in violation of any requirement under the federal securities laws or regulations or the securities laws or regulations of any state that such Shares be registered in such state or in violation of any stop order or other determination or ruling by any federal agency or any state with respect to the offer or sale of such Shares in such state.

                           (f) The negotiations and processing of checks made payable to prospective or existing Shareholders tendered to the Bank for the purchase of Shares, such checks are commonly known as "third party checks."

                  6.2 At any time the Bank may apply to any officer of the Fund for instructions, and may consult with legal counsel with respect to any matter arising in connection with the services to be performed by the Bank under this Agreement, and the Bank and its agents or subcontractors shall not be liable and shall be indemnified by the Fund on behalf of the applicable Portfolio for any action taken or omitted by it in reliance upon such instructions or upon the opinion of such counsel (provided such counsel is reasonably satisfactory to the Fund). The Bank, its agents and subcontractors shall be protected and indemnified in acting upon any paper or document, reasonably believed to be genuine and to have been signed by the proper person or persons, or upon any instruction, information, data, records or documents provided the Bank or its agents or subcontractors by machine readable input, telex, CRT data entry or other similar means authorized by the Fund, and shall not be held to have notice of any change of authority of any person, until receipt of written notice thereof from the Fund. The Bank, its agents and subcontractors shall also be protected and indemnified in recognizing stock certificates which are reasonably believed to bear the proper manual or facsimile signatures of the officers of the Fund, and the proper countersignature of any former transfer agent or former registrar, or of a co-transfer agent or co-registrar.

                  6.3 In the event either party is unable to perform its obligations under the terms of this Agreement because of acts of God, strikes, equipment or transmission failure or damage reasonably beyond its control, or other causes reasonably beyond its control, such party shall not be liable for damages to the other for any damages resulting from such failure to perform or otherwise from such causes.

                  6.4 In order that the indemnification provisions contained in this Section 6 shall apply, upon the assertion of a claim for which the Fund may be required to indemnify the Bank, the Bank shall promptly notify the Fund of such assertion, and shall keep the Fund advised with respect to all developments concerning such claim. The Fund shall have the option to participate with the Bank in the defense of such claim or to defend against said claim in its own name or in the name of the Bank. The Bank shall in no case confess any claim or make any compromise in any case in which the Fund may be required to indemnify the Bank except with the Fund's prior written consent.

         Registrant has obtained from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its trustees, officers, employees or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith or gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or under his agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release No. 11330 under the Investment Company Act of 1940 in connection with any indemnification.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

         (a) Investment Adviser: National City Investment Management Company ("IMC")

         IMC performs investment advisory services for Registrant and certain other investment advisory customers. IMC is an indirect wholly owned subsidiary of National City Corporation (the "Corporation"). In 1998, the Corporation consolidated its mutual fund investment management operations under IMC, a registered investment adviser. As of August 5, 1998, IMC assumed National City Bank's rights, responsibilities, liabilities and obligations under its Advisory Agreements with the Registrant relating to each of the Funds, its Sub-Advisory Agreement with National Asset Management Corporation relating to the Core Equity Fund and the Total Return Advantage Fund, and its Sub-Administration Agreement with SEI Fund Resources relating to each of the Funds, which Sub-Administration Agreement is no longer in effect. As of August 1, 1998, Wellington Management Company LLP ceased serving as the sub-adviser to the Small Cap Growth Fund under a sub-advisory agreement with National City Bank and the Small Cap Growth Team of IMC began making the investment decisions for the Fund. As of April 18, 2001, National Asset Management Corporation ceased serving as the sub-adviser to the Core Equity and Total Return Advantage Funds and the Equity Team and Taxable Fixed Income Team of IMC began making the investment decisions of the Core Equity Fund and Total Return Advantage Fund, respectively.

         To the knowledge of Registrant, none of the directors or officers of IMC, except those set forth below, is or has been, at any time during the past two calendar years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with, and engage in business for, the Corporation, which owns all the outstanding stock of National City Bank of Michigan/Illinois (formerly, First of America Bank, N.A.), which in turn owns all the outstanding stock of IMC, or other subsidiaries of the Corporation. Set forth below are the names and principal businesses of the directors and certain of the senior executive officers of IMC who are engaged in any other business, profession, vocation or employment of a substantial nature.


                   NATIONAL CITY INVESTMENT MANAGEMENT COMPANY

                     Position with National
                     City Investment
                     Management              Other Business       Type of
Name                 Company                 Connections          Business
----                 -----------------       ----------------     --------

Kathleen T. Barr     Managing Director       National City Bank   Bank affiliate
Joseph C. Penko      Vice President/         National City Bank   Bank affiliate
                     Treasurer/ Director of
                     Compliance and Finance
Donald L. Ross       Director, President,    National City Bank   Bank affiliate
                     Chief Investment
                     Officer and Managing
                     Director
Sandra I. Kiely      Managing Director and   National City Bank   Bank affiliate
                     Chief Administrative
                     Officer
Timothy F. McDonough Managing Director of    National City Bank   Bank affiliate
                     Client Services


ITEM 27. PRINCIPAL UNDERWRITER.

                           (a) Furnish the name of each investment company
                  (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, distributor or investment advisor.

         Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

                             SEI Daily Income Trust
                             SEI Liquid Asset Trust
                              SEI Tax Exempt Trust
                                 SEI Index Funds
                         SEI Institutional Managed Trust
                      SEI Institutional International Trust
                         The Advisors' Inner Circle Fund
                                STI Classic Funds
                           First American Funds, Inc.
                      First American Investment Funds, Inc.
                                 The Arbor Fund
                               Bishop Street Funds
                           STI Classic Variable Trust
                                    ARK Funds
                           SEI Asset Allocation Trust
                                    TIP Funds
                       SEI Institutional Investments Trust
                       First American Strategy Funds, Inc
                                 HighMark Funds
                                Expedition Funds
                               Alpha Select Funds
                              Oak Associates Funds
                              The Nevis Fund, Inc.
                                CNI Charter Funds
                            The Armada Advantage Fund
                               Amerindo Funds Inc.
                               Friends Ivory Funds
                          SEI Insurance Products Trust
                                 Pitcairn Funds
                             First Focus Funds, Inc.
                            JohnsonFamily Funds, Inc.
                                  The MDL Funds
                                  iShares Inc.
                                  iShares Trust
                        Causeway Capital Management Trust


                  The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

                           (b) Furnish the information required by the following
                  table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 21 of Part B. Unless otherwise noted, the principal business address of each director or officer is Oaks, PA 19456.


                                       Position and Office                       Positions and Offices
Name                                   With Underwriter                            With Registrant
----                                   ----------------                            ---------------
Alfred P. West, Jr.             Director, Chairman of the Board of                            --
                                Directors
Richard B. Lieb                 Director, Executive Vice President                            --
Carmen V. Romeo                 Director                                                      --
Mark J. Held                    President & Chief Operating Officer                           --
Dennis J. McGonigle             Executive  Vice President                                     --
Robert M. Silvestri             Chief Financial Officer & Treasurer                           --
Leo J. Dolan, Jr.               Senior Vice President                                         --
Carl A. Guarino                 Senior Vice President                                         --
Jack May                        Senior Vice President                                         --
Hartland J. McKeown             Senior Vice President                                         --
Kevin P. Robins                 Senior Vice President                                         --
Patrick K. Walsh                Senior Vice President                                         --
Wayne M. Withrow                Senior Vice President                                         --
Robert Aller                    Vice President                                                --
Todd Cipperman                  Senior Vice President & General Counsel                       --
Robert Crudup                   Vice President & Managing Director                            --
Richard A. Deak                 Vice-President & Assistant Secretary                          --
Barbara Doyne                   Vice President                                                --
Jeff Drennen                    Vice President                                                --
Scott W. Dellorfano             Vice-President & Managing Secretary                           --
Vic Galef                       Vice President & Managing Director                            --
Lydia A. Gavalis                Vice President & Assistant Secretary                          --
Greg Gettinger                  Vice President & Assistant Secretary                          --
Kathy Heilig                    Vice President                                                --
Bridget Jensen                  Vice President                                                --
Jeff Jacobs                     Vice President                                                --
Ellen Marquis                   Vice President                                                --
Samuel King                     Vice President                                                --

                                       Position and Office                       Positions and Offices
Name                                   With Underwriter                            With Registrant
----                                   ----------------                            ---------------
Kim Kirk                        Vice President & Managing Director                            --
John Krzeminski                 Vice President & Managing Director                            --
Christine M. McCullough         Vice President & Assistant Secretary                          --
Carolyn McLaurin                Vice President & Managing Director                            --
John D. Anderson                Vice President & Managing Director                            --
Mark Nagle                      Vice President                                                --
Joanne Nelson                   Vice President                                                --
Cynthia M. Parrish              Vice President & Secretary
Rob Redican                     Vice President                                                --
Maria Rinehart                  Vice President                                                --
Daniel Spaventa                 Vice President                                                --
Steven A. Gardner               Vice President & Managing Secretary                           --
Sherry K. Vetterlein            Vice President & Assistant Secretary                          --
Lori L. White                   Vice President & Assistant Secretary                          --
Timothy D. Barto                Vice President & Assistant Secretary                  Assistant Treasurer
William E. Zitelli, Jr.         Vice President & Assistant Secretary                          --
Scott C. Fanatico               Vice President & Managing Director                            --
John Kirk                       Vice President & Managing Director                            --
Alan H. Lauder                  Vice President & Managing Director                            --
Paul Lonergan                   Vice President & Managing Director                            --
Steve Smith                     Vice President                                                --
Kathryn L. Stanton              Vice President                                                --


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

                  (a) National City Investment Management Company ("IMC"), 1900 East Ninth Street, Cleveland, Ohio, 44114-3484; and National City Bank, Trust Operations, 4100 West 150th Street, Cleveland, Ohio 44135; (records relating to their functions as investment adviser and custodian); and National City Bank, Columbus Plaza, 155 E. Broad Street, Columbus,

                           Ohio 43251 (records relating to IMC's former function as investment adviser to the predecessor Parkstone Group of Funds).

                  (b) SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456 (records relating to its function as distributor, accounting agent and administrator).

                  (c) Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996 (Registrant's Declaration of Trust, Code of Regulations and Minute Books).

                  (d) State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 (records relating to its function as transfer agent).


ITEM 29. MANAGEMENT SERVICES.

         Inapplicable.

ITEM 30. UNDERTAKINGS.

         None.

                                   SIGNATURES
                                   ----------



         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant has duly caused this Post-Effective Amendment No. 59 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on the 21st day of December, 2001.


                                         ARMADA FUNDS
                                         Registrant


                                         *ROBERT D. NEARY
                                         --------------------------------------
                                         Trustee and Chairman of the Board
                                         Robert D. Neary



Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 59 to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                       Title                                Date
---------                       -----                                ----

/s/ Chris Salfi                 Treasurer                   December 21, 2001
---------------
 Chris Salfi

*John F. Durkott                Trustee                     December 21, 2001
--------------------
 John F. Durkott

*Robert J. Farling              Trustee                     December 21, 2001
---------------------
 Robert J. Farling

*Richard W. Furst               Trustee                     December 21, 2001
--------------------
 Richard W. Furst

*Gerald Gherlein                Trustee                     December 21, 2001
--------------------
Gerald Gherlein

*Herbert Martens                President and Trustee       December 21, 2001
--------------------
Herbert Martens

* Robert D. Neary               Trustee and Chairman        December 21, 2001
-------------------
 Robert D. Neary                of the Board

* J. William Pullen             Trustee                     December 21, 2001
--------------------
 J. William Pullen


*By:   /s/ W. Bruce McConnel
    --------------------------------------------
          W. Bruce McConnel
          Attorney-in-Fact

                                  ARMADA FUNDS

                            CERTIFICATE OF SECRETARY


         The following resolution was duly adopted by the Board of Trustees of Armada Funds on May 24, 2001 and remains in effect on the date hereof:


                  FURTHER RESOLVED, that the trustees and officers of Armada required to execute any amendment to Armada's Registration Statement be, and hereby are, authorized to execute a power of attorney appointing Herbert R. Martens, Jr. and W. Bruce McConnel, III, and either of them, their true and lawful attorney or attorneys, to execute in their name, place and stead, any and all amendments to the Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the SEC; and either of said attorneys shall have the power to act thereunder with or without the other of said attorneys and shall have full power of substitution and resubstitution; and to do in the name and on behalf of said officers, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as each or any of said officers might or could do in person.




                                  ARMADA FUNDS




                                  By:    /s/ W. Bruce McConnel
                                         ----------------------
                                         W. Bruce McConnel
                                         Secretary



Dated:  December 21, 2001

                                  ARMADA FUNDS


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Robert
D. Neary, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  September 17, 1997



/s/ Robert D. Neary
-------------------
Robert D. Neary

                                  ARMADA FUNDS


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, John F. Durkott, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  September 17, 1997



/s/ John F. Durkott
-------------------
John F. Durkott

                                  ARMADA FUNDS


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Richard
W. Furst, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  September 17, 1997



/s/Richard W. Furst
-------------------
Richard W. Furst

                                  ARMADA FUNDS


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Robert
J. Farling, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  November 19, 1997



/s/ Robert J. Farling
---------------------
Robert J. Farling

                                  ARMADA FUNDS


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, J. William Pullen, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  September 17, 1997



/s/ J. William Pullen
---------------------
J. William Pullen

                                  ARMADA FUNDS


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Herbert
R. Martens, Jr. , hereby constitutes and appoints W. Bruce McConnel, III, his true and lawful attorney, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorney shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorney being hereby ratified and approved.




DATED:  September 17, 1997



/s/ Herbert R. Martens, Jr.
---------------------------
Herbert R. Martens, Jr.

                                  ARMADA FUNDS


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Gerald
L. Gherlein, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  September 17, 1997



/s/ Gerald L. Gherlein
----------------------
Gerald L. Gherlein

                                  EXHIBIT INDEX
                                  -------------

(a)(18) Certificate of Classification of Shares relating to the Creation of the Micro Cap Value Fund.

(h)(9) Shareholder Services Plan adopted by the Board of Trustees on February 15, 1997, as revised on August 22, 2001.

(h)(10)  Form of Servicing Agreement

(i)      Opinion of Counsel.

(j)(1)   Consent of Drinker Biddle & Reath LLP.

(j)(2)   Consent of Ernst & Young LLP.

(m)(4)   H Shares Distribution Plan.

(o) Revised Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class System, as revised August 22, 2001.